UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05876

LORD ABBETT SERIES FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2016

Item 1:	Report(s) to Shareholders.

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Bond Debenture Portfolio

For the fiscal year ended December 31, 2016

1	A Letter to Shareholders

3	Investment Comparison

4	Information About Your Fund’s Expenses and Holdings Presented by Sector

6	Schedule of Investments

43	Statement of Assets and Liabilities

44	Statement of Operations

45	Statements of Changes in Net Assets

46	Financial Highlights

48	Notes to Financial Statements

61	Report of Independent Registered Public Accounting Firm

62	Supplemental Information to Shareholders

Lord Abbett Series Fund — Bond Debenture Portfolio
Annual Report

For the fiscal year ended December 31, 2016

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Daria L. Foster Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Bond Debenture Portfolio for the fiscal year ended December 31, 2016. On this page, and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2016, the Fund returned 12.13%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1 which returned 2.65% over the same period.

The high yield sector of the U.S. fixed income market experienced strong returns during the 12-month period, outperforming traditional government-related and investment grade securities within the fixed income market as well as the U.S. equity market. Leveraged loans also experienced strong returns, although not to the same extent as high yield bonds.

As it has in the past, the Fund maintained a significant allocation to high yield bonds, as we remained positive on the high yield market from a fundamental perspective. The Fund’s exposure to high yield bonds likely contributed to relative performance, as the high yield market significantly outperformed the Fund’s benchmark.

1

The Fund maintained a sizable allocation to equities throughout the period, as equities provided portfolio diversification, a high degree of liquidity, and a more diverse opportunity set to express certain investment themes than did certain fixed income securities. The Fund’s allocation to equities likely contributed to relative performance, as the asset class outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

Within the Fund’s investment grade bond allocation, the Fund’s exposure to ‘AAA’ rated bonds likely detracted from performance, as ‘AAA’ rated bonds underperformed the benchmark during the period.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Funds as of December 31, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

2

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index and the BofA Merrill Lynch U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Class VC	12.13%	7.00%	6.82%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/16 – 12/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

4

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/16 -
	7/1/16	12/31/16	12/31/16
Class VC
Actual	$1,000.00	$1,058.60	$4.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2016

Sector*	%**
Asset Backed	2.48%
Automotive	1.54%
Banking	8.15%
Basic Industry	13.53%
Capital Goods	4.50%
Consumer Goods	4.82%
Energy	15.57%
Financial Services	2.04%
Foreign Government	4.23%
Healthcare	5.07%
Insurance	1.49%
Leisure	4.32%
Media	6.31%
Municipal	0.33%
Real Estate	1.28%
Retail	4.42%
Services	2.52%
Technology & Electronics	5.41%
Telecommunications	5.14%
Transportation	2.81%
Utility	2.85%
Repurchase Agreement	1.19%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

5

Schedule of Investments

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 97.53%

ASSET-BACKED SECURITIES 2.04%
				’
Automobiles 0.37%
Drive Auto Receivables Trust 2016-BA D†	4.53%		8/15/2023	$1,028	$1,034,569
Ford Credit Auto Owner Trust 2016-C C	1.93%		4/15/2023	532	523,311
Hyundai Auto Receivables Trust 2016-B C	2.19%		11/15/2022	1,175	1,157,601
TCF Auto Receivables Owner Trust 2016-1A B†	2.32%		6/15/2022	979	966,737
Westlake Automobile Receivables Trust 2016-3A B†	2.07%		12/15/2021	277	275,914
Total					3,958,132

Other 1.67%
ALM XIX Ltd. 2016-19A C†	4.984%	#	7/15/2028	462	468,856
ALM XVIII Ltd. 2016-18A C†	5.007%	#	7/15/2027	500	504,587
Anchorage Capital CLO 7 Ltd. 2015-7A D†	4.53%	#	10/15/2027	400	391,335
Anchorage Capital CLO 8 Ltd. 2016-8A D†	4.921%	#	7/28/2028	250	253,066
Anchorage Capital CLO 9 Ltd. 2016-9A D†	4.951%	#	1/15/2029	900	894,126
Anchorage Capital CLO Ltd. 2013-1A C†	4.378%	#	7/13/2025	250	247,463
Ascentium Equipment Receivables Trust 2016-2A B†	2.50%		9/12/2022	417	410,958
BlueMountain CLO Ltd. 2016-1A D†	5.681%	#	4/20/2027	500	506,060
Engs Commercial Finance Trust 2016-1A A2†	2.63%		2/22/2022	1,063	1,057,410
Guggenheim 5180-2 CLO LP 2015-1A A2B†	3.48%	#	11/25/2027	2,500	2,522,893
JFIN CLO II Ltd. 2015-2A B1†	3.28%	#	10/19/2026	1,500	1,505,893
KKR Financial CLO Ltd. 2013-2A C†	4.632%	#	1/23/2026	500	486,630
Leaf Receivables Funding 11 LLC 2016-1 A3†	2.05%		6/15/2019	492	491,105
Leaf Receivables Funding 11 LLC 2016-1 A4†	2.49%		4/15/2022	634	630,604
OHA Loan Funding Ltd. 2013-1A D†	4.482%	#	7/23/2025	450	446,691
OZLM VIII Ltd. 2014-8A A2A†	3.03%	#	10/17/2026	1,250	1,252,151
PFS Financing Corp. 2016-BA A†	1.87%		10/15/2021	562	557,082
Sonic Capital LLC 2016-1A A2†	4.472%		5/20/2046	537	531,458
Sound Point CLO XI Ltd. 2016-1A D†	5.531%	#	7/20/2028	2,000	2,009,060
Taco Bell Funding LLC 2016-1A A23†	4.97%		5/25/2046	1,025	1,020,387
Voya CLO Ltd. 2016-2A C†	4.932%	#	7/19/2028	750	737,942
Westcott Park CLO Ltd. 2016-1A D†	5.231%	#	7/20/2028	850	849,986
Total					17,775,743
Total Asset-Backed Securities (cost $21,441,083)					21,733,875

6	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Shares (000)	Fair Value
COMMON STOCKS 13.29%

Aerospace/Defense 0.21%
Huntington Ingalls Industries, Inc.	6	$1,101,088
Northrop Grumman Corp.	5	1,170,342
Total		2,271,430

Air Transportation 0.24%
Hawaiian Holdings, Inc.*	26	1,457,832
Spirit Airlines, Inc.*	18	1,051,027
Total		2,508,859

Auto Parts & Equipment 0.36%
BorgWarner, Inc.	26	1,039,126
Chassix Holdings, Inc.	59	1,754,512
LCI Industries	10	1,060,152
Total		3,853,790

Automakers 0.24%
Oshkosh Corp.	16	1,017,284
Thor Industries, Inc.	15	1,509,755
Total		2,527,039

Banking 1.40%
Comerica, Inc.	27	1,809,274
Cullen/Frost Bankers, Inc.	15	1,311,892
Great Western Bancorp, Inc.	30	1,287,736
Hilltop Holdings, Inc.	37	1,096,849
LegacyTexas Financial Group, Inc.	29	1,239,697
PacWest Bancorp	20	1,088,800
Regions Financial Corp.	75	1,077,000
Sberbank of Russia PJSC ADR	96	1,111,200
SVB Financial Group*	12	2,111,761
Texas Capital Bancshares, Inc.*	19	1,520,960
Zions Bancorporation	31	1,313,150
Total		14,968,319

Beverages 0.10%
Boston Beer Co., Inc. (The) Class A*	6	1,082,794

Brokerage 0.12%
E*TRADE Financial Corp.*	37	1,267,462

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2016

Investments	Shares (000)	Fair Value
Building & Construction 0.27%
Granite Construction, Inc.	34	$1,849,595
LGI Homes, Inc.*	34	969,379
Total		2,818,974

Building Materials 0.51%
Beacon Roofing Supply, Inc.*	23	1,052,331
Gibraltar Industries, Inc.*	23	974,610
Martin Marietta Materials, Inc.	6	1,332,503
Simpson Manufacturing Co., Inc.	23	1,015,000
Vulcan Materials Co.	8	1,040,747
Total		5,415,191

Chemicals 0.54%
Celanese Corp. Series A	13	1,012,754
CF Industries Holdings, Inc.	36	1,142,724
Scotts Miracle-Gro Co. (The) Class A	12	1,147,078
Trinseo SA	20	1,206,280
Versum Materials, Inc.*	45	1,249,115
Total		5,757,951

Diversified Capital Goods 0.50%
A.O. Smith Corp.	23	1,072,383
AMETEK, Inc.	22	1,058,751
Belden, Inc.	14	1,070,332
MSC Industrial Direct Co., Inc. Class A	12	1,112,653
Rockwell Automation, Inc.	8	1,050,202
Total		5,364,321

Electric: Integrated 0.21%
IDACORP, Inc.	13	1,071,315
Portland General Electric Co.	26	1,108,555
Total		2,179,870

Electronics 0.42%
Cognex Corp.	17	1,059,337
Littelfuse, Inc.	8	1,177,280
MKS Instruments, Inc.	18	1,086,782
Trimble, Inc.*	37	1,114,465
Total		4,437,864

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Shares (000)	Fair Value
Energy: Exploration & Production 0.53%
Callon Petroleum Co.*	78	$1,202,826
Concho Resources, Inc.*	8	996,091
Diamondback Energy, Inc.*	10	1,024,951
Parsley Energy, Inc. Class A*	29	1,036,267
Sanchez Energy Corp.*	2	16,380
Templar Energy LLC Class A	46	346,644
WPX Energy, Inc.*	72	1,049,521
Total		5,672,680

Environmental 0.10%
Tetra Tech, Inc.	25	1,063,648

Food: Wholesale 0.19%
Hershey Co. (The)	10	1,069,570
Mead Johnson Nutrition Co.	14	997,716
Total		2,067,286

Forestry/Paper 0.31%
KapStone Paper and Packaging Corp.	50	1,100,295
Louisiana-Pacific Corp.*	60	1,128,342
Potlatch Corp.	27	1,116,803
Total		3,345,440

Gaming 0.10%
Wynn Resorts Ltd.	12	1,045,992

Hotels 0.16%
La Quinta Holdings, Inc.*	39	559,874
Marriott International, Inc. Class A	13	1,107,912
Total		1,667,786

Integrated Energy 0.09%
NOW, Inc.*	48	986,408

Machinery 0.44%
Middleby Corp. (The)*	13	1,669,893
Nordson Corp.	16	1,786,974
Toro Co. (The)	23	1,263,015
Total		4,719,882

Managed Care 0.10%
WellCare Health Plans, Inc.*	8	1,076,352

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2016

Investments	Shares (000)		Fair Value
Media: Content 0.41%
AMC Networks, Inc. Class*		20	$1,041,357
Netflix, Inc.*		18	2,203,269
Scripps Networks Interactive, Inc. Class A		16	1,148,343
Total			4,392,969

Medical Products 0.15%
ABIOMED, Inc.*		5	531,286
ICU Medical, Inc.*		8	1,105,125
Total			1,636,411

Metals/Mining (Excluding Steel) 0.63%
Anglo American plc*(a)	GBP	112	1,597,517
First Majestic Silver Corp. (Canada)*(b)		110	837,507
Fresnillo plc(a)	GBP	71	1,075,106
Mirabela Nickel Ltd.*(a)	AUD	2,560	18,476
MMC Norilsk Nickel PJSC ADR		70	1,177,130
Silver Wheaton Corp. (Canada)(b)		53	1,023,999
Vale SA ADR		130	994,044
Total			6,723,779

Non-Electric Utilities 0.20%
American Water Works Co., Inc.		14	1,039,668
Aqua America, Inc.		35	1,059,271
Total			2,098,939

Oil Field Equipment & Services 0.61%
Halliburton Co.		24	1,284,638
MRC Global, Inc.*		70	1,427,580
National Oilwell Varco, Inc.		29	1,093,885
Patterson-UTI Energy, Inc.		53	1,431,740
U.S. Silica Holdings, Inc.		23	1,295,081
Total			6,532,924

Packaging 0.10%
Packaging Corp. of America		12	1,048,375

Personal & Household Products 0.41%
Brunswick Corp.		20	1,068,984
Central Garden & Pet Co.*		22	737,907
Hasbro, Inc.		13	1,018,427

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Shares (000)		Fair Value
Personal & Household Products (continued)
LVMH Moet Hennessy Louis Vuitton SE(a)	EUR	3	$534,662
Pool Corp.		10	1,044,443
Total			4,404,423

Pharmaceuticals 0.54%
Blueprint Medicines Corp.*		21	589,050
Cantel Medical Corp.		14	1,102,500
Exelixis, Inc.*		73	1,083,331
Patheon NV (Netherlands)*(b)		39	1,116,819
Seattle Genetics, Inc.*		16	827,803
TESARO, Inc.*		8	1,075,436
Total			5,794,939

Rail 0.10%
CSX Corp.		29	1,040,174

Real Estate Investment Trusts 0.20%
DCT Industrial Trust, Inc.		23	1,089,605
EastGroup Properties, Inc.		7	535,340
Pebblebrook Hotel Trust		17	514,675
Total			2,139,620

Recreation & Travel 0.31%
Camping World Holdings, Inc. Class A		35	1,142,638
Royal Caribbean Cruises Ltd.		13	1,058,316
Vail Resorts, Inc.		7	1,069,485
Total			3,270,439

Restaurants 0.31%
Cheesecake Factory, Inc. (The)		17	1,031,433
Shake Shack, Inc. Class A*		33	1,186,975
Texas Roadhouse, Inc.		23	1,107,205
Total			3,325,613

Software/Services 0.31%
Arista Networks, Inc.*		11	1,074,341
Proofpoint, Inc.*		14	1,024,213
Veeva Systems, Inc. Class A*		29	1,198,615
Total			3,297,169

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2016

Investments	Shares (000)		Fair Value
Specialty Retail 0.55%
Kering(a)	EUR	5	$1,134,103
Lithia Motors, Inc. Class A		11	1,040,922
Moncler SpA(a)	EUR	66	1,152,562
Ritchie Bros Auctioneers, Inc. (Canada)(b)		27	928,200
Tiffany & Co.		6	495,552
Ulta Salon, Cosmetics & Fragrance, Inc.*		4	1,049,333
Total			5,800,672

Steel Producers/Products 0.12%
Worthington Industries, Inc.		27	1,261,572

Support: Services 0.35%
Ashtead Group plc(a)	GBP	59	1,143,002
Neff Corp. Class A*		36	500,550
Science Applications International Corp.		13	1,111,643
Total System Services, Inc.		21	1,015,558
Total			3,770,753

Technology Hardware & Equipment 0.16%
NVIDIA Corp.		16	1,731,216

Telecommunications: Wireless 0.12%
T-Mobile US, Inc.*		23	1,308,237

Telecommunications: Wireline Integrated & Services 0.10%
Zayo Group Holdings, Inc.*		33	1,067,950

Theaters & Entertainment 0.10%
Live Nation Entertainment, Inc.*		39	1,043,252

Transportation: Infrastructure/Services 0.10%
Landstar System, Inc.		13	1,076,913

Trucking & Delivery 0.27%
Old Dominion Freight Line, Inc.*		20	1,743,682
Ryder System, Inc.		15	1,104,615
Total			2,848,297
Total Common Stocks (cost $125,817,510)			141,713,974

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
CONVERTIBLE BONDS 0.30%

Oil Field Equipment & Services 0.20%
Ensco Jersey Finance Ltd. (Jersey)†(b)	3.00%	1/31/2024	$2,037	$2,082,833

Support: Services 0.10%
Priceline Group, Inc. (The)	1.00%	3/15/2018	675	1,066,078
Total Convertible Bonds (cost $3,153,171)				3,148,911

	Dividend Rate		Shares (000)
CONVERTIBLE PREFERRED STOCKS 0.13%

Building & Construction 0.08%
William Lyon Homes Unit	Zero Coupon		9	828,414

Energy: Exploration & Production 0.05%
Sanchez Energy Corp.	4.875%		10	267,691
Sanchez Energy Corp.	6.50%		11	342,435
Total				610,126
Total Convertible Preferred Stocks (cost $1,365,338)				1,438,540

			Principal
	Interest		Amount
	Rate		(000)
FLOATING RATE LOANS(c) 4.29%

Auto Parts & Equipment 0.07%
Chassix, Inc. Initial Term Loan	12.00%	7/29/2019	$762	765,335

Department Stores 0.10%
Belk, Inc. 1st Lien Closing Date Term Loan	5.75%	12/12/2022	1,230	1,064,977

Diversified Capital Goods 0.10%
Harsco Corp. Initial Term Loan	6.00%	11/2/2023	1,067	1,091,674

Electric: Generation 0.39%
Dayton Power & Light Co. (The) Term Loan	4.01%	8/24/2022	1,060	1,076,568
Lightstone Generation LLC Term Loan B	6.54%	1/30/2024	1,512	1,533,417
Lightstone Generation LLC Term Loan C	6.54%	1/30/2024	144	146,040
Longview Power LLC Advance Term Loan B	7.00%	4/13/2021	1,026	909,642
Moxie Liberty LLC Advance Construction Term Loan B1	7.50%	8/21/2020	525	518,682
Total				4,184,349

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2016

	Interest	Maturity	Principal Amount	Fair
Investments	Rate	Date	(000)	Value
Energy: Exploration & Production 0.58%
California Resources Corp. Term Loan	–(d)	9/24/2019	$1,079	$1,050,555
California Resources Corp. Term Loan	11.375%	12/31/2021	1,480	1,647,114
Chesapeake Energy Corp. Class A Term Loan	8.50%	8/23/2021	741	808,616
Chief Exploration & Development LLC 2nd Lien Term Loan	7.753%	5/16/2021	1,600	1,572,000
Jonah Energy LLC 2nd Lien Initial Term Loan	7.50%	5/12/2021	1,190	1,130,500
Total				6,208,785

Food: Wholesale 0.24%
Amplify Snack Brands, Inc. Term Loan	6.50%	8/24/2023	2,673	2,607,577

Gaming 0.44%
Amaya Holdings B.V. 1st Lien Initial Term Loan B (Netherlands)(b)	5.00%	8/1/2021	1,042	1,048,073
Caesar’s Entertainment Resort Properties LLC Term Loan B	7.00%	10/11/2020	1,235	1,248,619
Cowlitz Tribal Gaming Authority Term Loan B	11.50%	12/6/2021	2,210	2,392,325
Total				4,689,017

Health Services 0.10%
Genoa, a QoL Healthcare Co., LLC 1st Lien initial Term Loan	4.75%	10/30/2023	1,059	1,072,587

Media: Diversified 0.11%
UFC Holdings, LLC 2nd Lien Term Loan	8.50%	8/18/2024	1,107	1,140,902

Metals/Mining (Excluding Steel) 0.30%
Murray Energy Corp. Term Loan B2	8.25%	4/16/2020	1,415	1,358,219
Oxbow Carbon LLC 2nd Lien Initial Term Loan	8.00%	1/17/2020	650	638,625
Peabody Energy Corp. Term Loan	–(d)	9/24/2020	1,200	1,174,800
Total				3,171,644

Oil Field Equipment & Services 0.24%
Fairmount Santrol, Inc. Tranche B2 Term Loan	4.50%	9/5/2019	1,705	1,661,965
FTS International, Inc. Initial Term Loan	5.75%	4/16/2021	1,030	848,030
Total				2,509,995

Personal & Household Products 0.25%
Britax US Holdings, Inc. Initial Dollar Term Loan	4.50%	10/15/2020	2,421	2,072,165
FGI Operating Co. LLC Term Loan B	5.50%	4/19/2019	586	559,089
Total				2,631,254

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

				Principal
	Interest		Maturity	Amount		Fair
Investments	Rate		Date	(000)		Value
Recreation & Travel 0.10%
Delta 2 (Lux) S.A.R.L. 2nd Lien Facility Term Loan (Luxembourg)(b)	8.068%		7/29/2022		$1,045	$1,055,450

Specialty Retail 0.37%
Bass Pro Group, LLC Term Loan B	5.97%		12/15/2023		2,134	2,116,853
Container Store, Inc. (The) Facility Term Loan	4.25%		4/6/2019		1,193	1,095,755
Gymboree Corp. (The) Term Loan	5.00%		2/23/2018		1,342	717,299
Total						3,929,907

Support: Services 0.71%
BakerCorp International, Inc. Refinanced Term Loan	4.25%		2/7/2020		780	748,008
Monitronics International Inc. Term Loan B2	6.50%		9/30/2022		1,211	1,224,970
Safway Group Holding LLC Initial Term Loan	5.75%		8/21/2023		1,858	1,888,150
University Support Services LLC Term Loan	6.25%		7/6/2022		2,163	2,195,962
Zodiac Pool Solutions LLC 1st Lien Term Loan (France)(b)	5.50%		12/20/2023		1,529	1,543,342
Total						7,600,432

Telecommunications: Wireline Integrated & Services 0.09%
Fairpoint Communications, Inc. Term Loan	7.50%		2/14/2019		931	942,444

Trucking & Delivery 0.10%
YRC Worldwide, Inc. Initial Term Loan	8.00%		2/13/2019		1,058	1,051,134
Total Floating Rate Loans (cost $43,766,162)						45,717,463

FOREIGN BONDS(a) 0.45%

Mexico 0.09%
Red de Carreteras de Occidente S.A.P.I.B. de CV†	9.00%		6/10/2028	MXN	22,100	987,408

Netherlands 0.12%
Hema Bondco I BV†	6.25%		6/15/2019	EUR	1,300	1,272,826

Spain 0.14%
Banco Popular Espanol SA	11.50%	#	1/1/2099	EUR	1,400	1,489,980

United Kingdom 0.10%
Premier Foods Finance plc†	6.50%		3/15/2021	GBP	816	1,038,824
Total Foreign Bonds (cost $5,495,390)						4,789,038

FOREIGN GOVERNMENT OBLIGATIONS 4.31%

Angola 0.11%
Republic of Angola†(b)	9.50%		11/12/2025		$1,200	1,165,170

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2016

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
Argentina 0.85%
City of Buenos Aires†(b)	7.50%	6/1/2027		$725	$743,125
City of Buenos Aires†(b)	8.95%	2/19/2021		925	1,036,000
Province of Santa Fe†(b)	6.90%	11/1/2027		1,094	1,031,095
Provincia de Mendoza†(b)	8.375%	5/19/2024		1,346	1,389,745
Provincia of Neuquen†(b)	8.625%	5/12/2028		992	1,029,200
Republic of Argentina†(b)	7.50%	4/22/2026		1,618	1,702,945
Republic of Argentina(b)	8.75%	5/7/2024		1,800	2,139,975
Total					9,072,085

Australia 0.41%
Australian Government(a)	4.25%	4/21/2026	AUD	3,084	2,506,623
Queensland Treasury Corp.†(a)	4.00%	6/21/2019	AUD	2,500	1,885,087
Total					4,391,710

Bahamas 0.09%
Commonwealth of Bahamas†(b)	5.75%	1/16/2024		$900	918,477

Bermuda 0.23%
Government of Bermuda†	4.138%	1/3/2023		1,350	1,391,040
Government of Bermuda†	4.854%	2/6/2024		975	1,018,066
Total					2,409,106

Brazil 0.14%
Federal Republic of Brazil†(b)	5.333%	2/15/2028		1,550	1,453,125

Canada 0.37%
Province of British Columbia Canada(a)	2.85%	6/18/2025	CAD	5,000	3,895,654

Cayman Islands 0.04%
Cayman Islands Government†	5.95%	11/24/2019		$425	469,094

Dominican Republic 0.28%
Dominican Republic†(b)	6.85%	1/27/2045		3,173	3,013,462

Ethiopia 0.10%
Republic of Ethiopia†(b)	6.625%	12/11/2024		1,115	1,031,330

Gabon 0.11%
Republic of Gabon†(b)	6.375%	12/12/2024		1,300	1,216,735

Ghana 0.12%
Republic of Ghana†(b)	9.25%	9/15/2022		1,200	1,287,018

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
Greece 0.09%
Hellenic Republic†(a)	4.75%	4/17/2019	EUR	1,000	$996,197

Honduras 0.15%
Honduras Government†(b)	7.50%	3/15/2024		$1,500	1,610,100

Jamaica 0.50%
Government of Jamaica(b)	6.75%	4/28/2028		1,500	1,646,250
Government of Jamaica(b)	7.625%	7/9/2025		1,150	1,317,566
Government of Jamaica(b)	8.00%	3/15/2039		2,110	2,353,431
Total					5,317,247

Jordan 0.10%
Kingdom of Jordan†(b)	5.75%	1/31/2027		1,135	1,078,012

Qatar 0.14%
State of Qatar†(b)	4.625%	6/2/2046		1,500	1,503,891

Russia 0.21%
Russian Federal Bond—OFZ(a)	7.60%	4/14/2021	RUB	141,915	2,272,167

United Arab Emirates 0.12%
Abu Dhabi Government International†(b)	3.125%	5/3/2026		$1,255	1,233,937

Zambia 0.15%
Republic of Zambia†(b)	8.97%	7/30/2027		1,666	1,649,340
Total Foreign Government Obligations (cost $44,951,255)					45,983,857

HIGH YIELD CORPORATE BONDS 71.93%

Advertising 0.32%
Clear Channel Worldwide Holdings, Inc.	6.50%	11/15/2022		1,579	1,622,422
Lamar Media Corp.	5.75%	2/1/2026		566	597,838
Southern Graphics, Inc.†	8.375%	10/15/2020		1,200	1,224,000
Total					3,444,260

Aerospace/Defense 0.51%
Huntington Ingalls Industries, Inc.†	5.00%	12/15/2021		2,050	2,139,687
Huntington Ingalls Industries, Inc.†	5.00%	11/15/2025		498	518,542
L-3 Communications Corp.	3.85%	12/15/2026		703	700,224
Lockheed Martin Corp.	4.70%	5/15/2046		877	957,830
TransDigm, Inc.	6.50%	7/15/2024		1,111	1,167,939
Total					5,484,222

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2016

					Principal
	Interest		Maturity		Amount	Fair
Investments	Rate		Date		(000)	Value
Air Transportation 0.48%
Air Canada (Canada)†(b)	7.75%		4/15/2021		$1,140	$1,279,650
Air Canada 2015-2 Class A Pass-Through Trust (Canada)†(b)	4.125%		6/15/2029		861	883,326
Air Canada 2015-2 Class B Pass-Through Trust (Canada)†(b)	5.00%		6/15/2025		1,859	1,861,319
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd. (Panama)†(b)	8.375%		5/10/2020		1,090	1,111,800
Total						5,136,095

Auto Parts & Equipment 0.68%
Allison Transmission, Inc.†	5.00%		10/1/2024		1,250	1,265,625
Gates Global LLC/Gates Global Co.†	6.00%		7/15/2022		1,617	1,589,511
International Automotive Components Group SA (Luxembourg)†(b)	9.125%		6/1/2018		1,186	1,162,280
MPG Holdco I, Inc.	7.375%		10/15/2022		1,036	1,087,800
Nemak SA de CV (Mexico)†(b)	5.50%		2/28/2023		826	823,935
TI Group Automotive Systems LLC†	8.75%		7/15/2023		1,250	1,312,500
Total						7,241,651

Automakers 0.27%
BMW US Capital LLC†	2.80%		4/11/2026		1,024	987,311
General Motors Co.	6.25%		10/2/2043		1,714	1,901,239
Total						2,888,550

Banking 6.51%
ABN AMRO Bank NV (Netherlands)†(b)	4.75%		7/28/2025		1,976	2,006,745
ANZ New Zealand Int’l Ltd. (United Kingdom)†(b)	2.125%		7/28/2021		1,510	1,470,092
Associated Banc-Corp.	4.25%		1/15/2025		1,000	992,684
Australia & New Zealand Banking Group Ltd. (United Kingdom)†(b)	6.75%	#	–	(e)	1,415	1,497,745
Banco Bilbao Vizcaya Argentaria SA (Spain)(b)	9.00%	#	–	(e)	800	836,198
Banco de Bogota SA (Colombia)†(b)	6.25%		5/12/2026		700	715,750
Banco de Galicia y Buenos Aires SA (Argentina)†(b)	8.25%	#	7/19/2026		1,000	1,047,500
Bank of America Corp.	4.25%		10/22/2026		1,468	1,488,734
Bank of America Corp.	4.45%		3/3/2026		2,501	2,582,213
BankUnited, Inc.	4.875%		11/17/2025		2,525	2,504,709
BNP Paribas SA (France)†(b)	6.75%	#	–	(e)	1,617	1,598,809
Citigroup, Inc.	4.45%		9/29/2027		1,473	1,499,520
Citizens Financial Group, Inc.	4.35%		8/1/2025		831	836,348
Citizens Financial Group, Inc.	5.50%	#	–	(e)	1,495	1,487,525
Comerica, Inc.	3.80%		7/22/2026		1,258	1,241,121

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

					Principal
	Interest		Maturity		Amount	Fair
Investments	Rate		Date		(000)	Value
Banking (continued)
Commonwealth Bank of Australia (Australia)†(b)	4.50%		12/9/2025		$973	$998,075
Compass Bank	3.875%		4/10/2025		1,100	1,048,628
Credit Suisse Group AG (Switzerland)†(b)	7.50%	#	–	(e)	1,075	1,128,669
Fifth Third Bancorp	8.25%		3/1/2038		1,708	2,388,044
First Republic Bank	4.375%		8/1/2046		80	72,993
Global Bank Corp. (Panama)†(b)	4.50%		10/20/2021		1,500	1,464,300
Goldman Sachs Group, Inc. (The)	3.50%		1/23/2025		1,545	1,527,101
Goldman Sachs Group, Inc. (The)	5.15%		5/22/2045		1,911	2,017,370
HSBC Holdings plc (United Kingdom)(b)	4.25%		8/18/2025		4,671	4,722,185
Industrial & Commercial Bank of China Ltd.	3.231%		11/13/2019		1,550	1,590,057
Intesa Sanpaolo SpA (Italy)†(b)	5.71%		1/15/2026		1,269	1,213,074
Intesa Sanpaolo SpA (Italy)†(b)	7.70%	#	–	(e)	1,851	1,746,881
JPMorgan Chase & Co.	3.90%		7/15/2025		1,900	1,955,797
JPMorgan Chase & Co.	6.75%	#	–	(e)	888	957,930
KeyBank NA	2.50%		11/22/2021		1,508	1,499,403
Lloyds Banking Group plc (United Kingdom)(b)	4.582%		12/10/2025		975	981,495
Lloyds Banking Group plc (United Kingdom)(b)	7.50%	#	–	(e)	1,019	1,052,118
M&T Bank Corp.	5.125%	#	–	(e)	1,147	1,111,156
Macquarie Group Ltd. (Australia)†(b)	6.00%		1/14/2020		725	786,022
Morgan Stanley	3.125%		7/27/2026		2,144	2,052,507
Morgan Stanley	4.00%		7/23/2025		937	962,174
National Savings Bank (Sri Lanka)†(b)	5.15%		9/10/2019		950	937,859
People’s United Bank NA	4.00%		7/15/2024		1,100	1,085,301
Popular, Inc.	7.00%		7/1/2019		2,125	2,202,031
Royal Bank of Scotland Group plc (United Kingdom)(b)	5.125%		5/28/2024		584	583,183
Royal Bank of Scotland Group plc (United Kingdom)(b)	6.10%		6/10/2023		506	530,338
Royal Bank of Scotland Group plc (United Kingdom)(b)	6.125%		12/15/2022		506	538,717
Royal Bank of Scotland Group plc (United Kingdom)(b)	7.50%	#	–	(e)	2,235	2,123,250
Royal Bank of Scotland Group plc (United Kingdom)(b)	8.625%	#	–	(e)	870	889,575
Sberbank of Russia Via SB Capital SA (Luxembourg)†(b)	5.50%	#	2/26/2024		1,095	1,115,531
Standard Chartered plc (United Kingdom)†(b)	7.50%	#	–	(e)	1,025	1,025,000
SVB Financial Group	3.50%		1/29/2025		999	964,241
Toronto-Dominion Bank (The) (Canada)(b)	3.625%	#	9/15/2031		750	733,862

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2016

					Principal
	Interest		Maturity		Amount	Fair
Investments	Rate		Date		(000)	Value
Banking (continued)
UBS AG/Stamford CT	7.625%		8/17/2022		$606	$688,568
UBS Group AG (Switzerland)(b)	7.00%	#	–	(e)	1,000	1,051,750
Washington Mutual Bank(f)	6.875%		6/15/2011		1,250	125
Wells Fargo & Co.	4.90%		11/17/2045		1,759	1,810,927
Wells Fargo Capital X	5.95%		12/1/2086		101	105,545
Total						69,467,475

Beverages 1.37%
Anheuser-Busch InBev Finance, Inc.	3.65%		2/1/2026		4,153	4,224,000
Bacardi Ltd.†	2.75%		7/15/2026		999	934,187
Brown-Forman Corp.	4.50%		7/15/2045		1,572	1,647,288
Coca-Cola Bottling Co. Consolidated	3.80%		11/25/2025		877	882,298
Constellation Brands, Inc.	4.25%		5/1/2023		1,300	1,354,457
Constellation Brands, Inc.	6.00%		5/1/2022		1,343	1,521,404
Dr. Pepper Snapple Group, Inc.	4.50%		11/15/2045		879	895,373
PepsiCo, Inc.	3.60%		3/1/2024		1,653	1,725,621
PepsiCo, Inc.	4.25%		10/22/2044		419	433,772
PepsiCo, Inc.	4.45%		4/14/2046		927	989,784
Total						14,608,184

Brokerage 0.08%
TD Ameritrade Holding Corp.	2.95%		4/1/2022		800	810,529

Building & Construction 1.41%
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.875%		2/15/2021		1,220	1,180,350
Brookfield Residential Properties, Inc. (Canada)†(b)	6.50%		12/15/2020		632	649,380
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. (Canada)†(b)	6.125%		7/1/2022		947	956,470
DR Horton, Inc.	4.75%		2/15/2023		580	595,950
K. Hovnanian Enterprises, Inc.†	7.25%		10/15/2020		1,564	1,482,359
Lennar Corp.	4.75%		11/15/2022		1,754	1,806,620
Lennar Corp.	4.75%		5/30/2025		830	813,400
PulteGroup, Inc.	5.00%		1/15/2027		1,759	1,677,646
PulteGroup, Inc.	6.375%		5/15/2033		2,250	2,255,625
Toll Brothers Finance Corp.	5.625%		1/15/2024		1,000	1,042,500
William Lyon Homes, Inc.	7.00%		8/15/2022		2,514	2,614,560
Total						15,074,860

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Building Materials 1.78%
Allegion plc (Ireland)(b)	5.875%	9/15/2023	$409	$435,585
Builders FirstSource, Inc.†	5.625%	9/1/2024	752	758,580
Builders FirstSource, Inc.†	10.75%	8/15/2023	1,075	1,238,938
Cemex SAB de CV (Mexico)†(b)	7.75%	4/16/2026	1,996	2,215,560
Eagle Materials, Inc.	4.50%	8/1/2026	768	769,920
FBM Finance, Inc.†	8.25%	8/15/2021	1,003	1,063,180
HD Supply, Inc.†	5.75%	4/15/2024	458	484,656
Hillman Group, Inc. (The)†	6.375%	7/15/2022	1,311	1,238,895
Lennox International, Inc.	3.00%	11/15/2023	1,001	973,360
Martin Marietta Materials, Inc.	4.25%	7/2/2024	1,146	1,166,152
Masco Corp.	4.375%	4/1/2026	635	644,525
Masonite International Corp.†	5.625%	3/15/2023	838	869,425
Ply Gem Industries, Inc.	6.50%	2/1/2022	1,025	1,057,031
Standard Industries, Inc.†	5.375%	11/15/2024	1,949	2,012,343
Standard Industries, Inc.†	5.50%	2/15/2023	950	988,095
Voto-Votorantim Overseas Trading Operations IV Ltd.†	7.75%	6/24/2020	1,900	2,061,500
Vulcan Materials Co.	4.50%	4/1/2025	1,005	1,055,250
Total				19,032,995

Cable & Satellite Television 4.09%
Altice Financing SA (Luxembourg)†(b)	6.625%	2/15/2023	1,600	1,648,000
Altice Financing SA (Luxembourg)†(b)	7.50%	5/15/2026	515	536,888
Cablevision SA (Argentina)†(b)	6.50%	6/15/2021	1,020	1,039,125
Cablevision Systems Corp.	5.875%	9/15/2022	3,000	2,932,500
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%	5/1/2023	702	724,815
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.875%	4/1/2024	1,785	1,909,950
Charter Communications Operating LLC/Charter Communications Operating Capital	6.384%	10/23/2035	2,701	3,092,777
Charter Communications Operating LLC/Charter Communications Operating Capital	6.484%	10/23/2045	772	895,606
CSC Holdings LLC†	10.125%	1/15/2023	925	1,070,688
CSC Holdings LLC†	10.875%	10/15/2025	5,316	6,339,330
DISH DBS Corp.	7.75%	7/1/2026	5,313	6,003,690
Mediacom Broadband LLC/Mediacom Broadband Corp.	6.375%	4/1/2023	2,269	2,393,795
Mediacom LLC/Mediacom Capital Corp.	7.25%	2/15/2022	325	335,969
SFR Group SA (France)†(b)	6.00%	5/15/2022	4,132	4,255,960
Time Warner Cable, Inc.	5.875%	11/15/2040	1,537	1,644,456
Unitymedia GmbH (Germany)†(b)	6.125%	1/15/2025	449	463,593

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Cable & Satellite Television (continued)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)†(b)	5.00%	1/15/2025	$1,111	$1,111,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)†(b)	5.50%	1/15/2023	2,068	2,161,060
UPCB Finance IV Ltd.†	5.375%	1/15/2025	1,929	1,953,112
Virgin Media Finance plc (United Kingdom)†(b)	6.00%	10/15/2024	997	1,030,649
VTR Finance BV (Netherlands)†(b)	6.875%	1/15/2024	1,275	1,319,625
Wave Holdco LLC/Wave Holdco Corp. PIK†	8.25%	7/15/2019	737	723,817
Total				43,586,405

Chemicals 1.65%
Albemarle Corp.	5.45%	12/1/2044	1,524	1,642,995
Braskem Finance Ltd.	6.45%	2/3/2024	1,002	1,059,615
Celanese US Holdings LLC	5.875%	6/15/2021	571	634,727
CF Industries, Inc.†	4.50%	12/1/2026	1,090	1,073,471
Chemours Co. (The)	7.00%	5/15/2025	1,640	1,623,600
Equate Petrochemical BV (Netherlands)†(b)	4.25%	11/3/2026	1,350	1,292,679
GCP Applied Technologies, Inc.†	9.50%	2/1/2023	459	527,850
Grupo Idesa SA de CV (Mexico)†(b)	7.875%	12/18/2020	1,450	1,319,500
Hexion, Inc.	6.625%	4/15/2020	1,191	1,059,990
Kraton Polymers LLC/Kraton Polymers Capital Corp.†	10.50%	4/15/2023	1,025	1,160,812
Momentive Performance Materials, Inc.	3.88%	10/24/2021	1,278	1,207,710
NOVA Chemicals Corp. (Canada)†(b)	5.25%	8/1/2023	1,129	1,144,524
TPC Group, Inc.†	8.75%	12/15/2020	410	348,500
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. (Luxembourg)†(b)	6.75%	5/1/2022	505	531,513
Tronox Finance LLC	6.375%	8/15/2020	206	193,640
Tronox Finance LLC†	7.50%	3/15/2022	1,838	1,723,125
Westlake Chemical Corp.†	5.00%	8/15/2046	1,108	1,098,623
Total				17,642,874

Consumer/Commercial/Lease Financing 0.99%
Discover Bank/Greenwood DE	3.45%	7/27/2026	1,823	1,763,851
Nationstar Mortgage LLC/Nationstar Capital Corp.	6.50%	7/1/2021	1,788	1,819,290
Navient Corp.	5.00%	10/26/2020	964	985,690
Navient Corp.	5.875%	10/25/2024	419	400,145
Navient Corp.	6.125%	3/25/2024	771	752,689
Navient Corp.	6.625%	7/26/2021	3,011	3,191,660
NFP Corp.†	9.00%	7/15/2021	1,553	1,644,238
Total				10,557,563

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

					Principal
	Interest		Maturity		Amount	Fair
Investments	Rate		Date		(000)	Value
Discount Stores 0.65%
Amazon.com, Inc.	4.80%		12/5/2034		$6,312	$6,968,315

Diversified Capital Goods 1.59%
Accudyne Industries Borrower/Accudyne Industries LLC (Luxembourg)†(b)	7.75%		12/15/2020		1,225	1,025,937
Apex Tool Group LLC†	7.00%		2/1/2021		614	552,600
BCD Acquisition, Inc.†	9.625%		9/15/2023		1,020	1,096,500
Fortive Corp.†	3.15%		6/15/2026		1,019	1,006,223
Fortive Corp.†	4.30%		6/15/2046		509	506,076
General Cable Corp.	5.75%		10/1/2022		1,152	1,123,200
General Electric Co.	5.00%	#	–	(e)	2,356	2,447,766
Griffon Corp.	5.25%		3/1/2022		1,163	1,182,771
Siemens Financieringsmaatschappij NV (Netherlands)†(b)	3.25%		5/27/2025		1,235	1,239,650
SPX FLOW, Inc.†	5.625%		8/15/2024		523	528,230
SPX FLOW, Inc.†	5.875%		8/15/2026		753	754,882
Unifrax I LLC/Unifrax Holding Co.†	7.50%		2/15/2019		1,199	1,199,000
Valmont Industries, Inc.	5.25%		10/1/2054		2,656	2,335,442
Wabtec Corp.†	3.45%		11/15/2026		1,998	1,924,566
Total						16,922,843

Electric: Generation 0.51%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.†(f)	10.00%		12/1/2020		2,300	523,250
Illinois Power Generating Co.(f)	7.00%		4/15/2018		1,757	632,520
Listrindo Capital BV (Netherlands)†(b)	4.95%		9/14/2026		1,243	1,214,318
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%		12/15/2025		1,845	2,000,043
Talen Energy Supply LLC	6.50%		6/1/2025		1,371	1,065,952
Total						5,436,083

Electric: Integrated 1.38%
AES Panama SRL (Panama)†(b)	6.00%		6/25/2022		577	600,080
Black Hills Corp.	4.20%		9/15/2046		803	768,667
Cleco Corporate Holdings LLC†	4.973%		5/1/2046		1,221	1,240,793
El Paso Electric Co.	5.00%		12/1/2044		1,953	2,044,135
Emera, Inc. (Canada)(b)	6.75%	#	6/15/2076		1,916	2,059,700
Entergy Arkansas, Inc.	4.95%		12/15/2044		1,909	1,952,172
Entergy Mississippi, Inc.	2.85%		6/1/2028		1,525	1,450,168
Indianapolis Power & Light Co.†	4.05%		5/1/2046		2,043	1,936,272
IPALCO Enterprises, Inc.	3.45%		7/15/2020		168	171,780

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Electric: Integrated (continued)
Louisville Gas & Electric Co.	4.375%	10/1/2045	$598	$630,010
Puget Energy, Inc.	3.65%	5/15/2025	909	897,434
Southern California Edison Co.	3.90%	3/15/2043	1,000	985,837
Total				14,737,048

Electronics 1.61%
Micron Technology, Inc.†	7.50%	9/15/2023	1,435	1,592,850
NVIDIA Corp.	3.20%	9/16/2026	3,622	3,489,576
NXP BV/NXP Funding LLC (Netherlands)†(b)	3.875%	9/1/2022	3,511	3,563,665
NXP BV/NXP Funding LLC (Netherlands)†(b)	4.625%	6/1/2023	984	1,035,660
Qorvo, Inc.	7.00%	12/1/2025	2,879	3,202,887
QUALCOMM, Inc.	4.65%	5/20/2035	500	529,533
QUALCOMM, Inc.	4.80%	5/20/2045	500	535,577
Trimble, Inc.	4.75%	12/1/2024	3,132	3,176,753
Total				17,126,501

Energy: Exploration & Production 6.11%
Bill Barrett Corp.	7.00%	10/15/2022	1,261	1,210,560
Bonanza Creek Energy, Inc.	6.75%	4/15/2021	1,270	952,500
Carrizo Oil & Gas, Inc.	6.25%	4/15/2023	1,916	1,973,480
Chaparral Energy, Inc.(f)	7.625%	11/15/2022	859	773,100
Chaparral Energy, Inc.(f)	8.25%	9/1/2021	1,036	934,990
Chesapeake Energy Corp.	4.875%	4/15/2022	636	583,530
Chesapeake Energy Corp.	6.625%	8/15/2020	2,669	2,709,035
Clayton Williams Energy, Inc.	7.75%	4/1/2019	1,035	1,045,350
Concho Resources, Inc.	5.50%	4/1/2023	3,820	3,977,766
CONSOL Energy, Inc.	5.875%	4/15/2022	1,065	1,049,025
CONSOL Energy, Inc.	8.00%	4/1/2023	1,091	1,125,094
Continental Resources, Inc.	4.50%	4/15/2023	1,099	1,082,515
Continental Resources,Inc.	3.80%	6/1/2024	3,075	2,852,062
CrownRock LP/CrownRock Finance, Inc.†	7.125%	4/15/2021	2,840	2,967,800
Denbury Resources, Inc.	4.625%	7/15/2023	617	498,228
Denbury Resources, Inc.	5.50%	5/1/2022	2,783	2,442,082
Eclipse Resources Corp.	8.875%	7/15/2023	1,229	1,288,914
EP Energy LLC/Everest Acquisition Finance, Inc.	9.375%	5/1/2020	1,082	1,002,873
Gulfport Energy Corp.	6.625%	5/1/2023	197	206,850
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.00%	12/1/2024	2,703	2,696,242
Kosmos Energy Ltd. †	7.875%	8/1/2021	2,175	2,175,000
Marathon Oil Corp.	3.85%	6/1/2025	562	545,955

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Energy: Exploration & Production (continued)
MEG Energy Corp. (Canada)†(b)	6.375%	1/30/2023	$1,661	$1,486,595
MEG Energy Corp. (Canada)†(b)	7.00%	3/31/2024	4,023	3,660,930
Murphy Oil Corp.	6.875%	8/15/2024	517	551,898
Newfield Exploration Co.	5.625%	7/1/2024	2,399	2,512,952
Oasis Petroleum, Inc.	6.875%	3/15/2022	1,168	1,203,040
Occidental Petroleum Corp.	4.40%	4/15/2046	805	821,209
PDC Energy, Inc.†	6.125%	9/15/2024	449	461,348
PDC Energy, Inc.	7.75%	10/15/2022	2,550	2,728,500
Petrobras Argentina SA (Argentina)†(b)	7.375%	7/21/2023	1,019	996,073
Range Resources Corp.	4.875%	5/15/2025	2,435	2,371,081
Range Resources Corp.†	5.875%	7/1/2022	2,071	2,164,195
Rice Energy, Inc.	6.25%	5/1/2022	1,587	1,638,578
RSP Permian, Inc.	6.625%	10/1/2022	1,517	1,611,813
Sanchez Energy Corp.	6.125%	1/15/2023	1,379	1,316,945
Sanchez Energy Corp.	7.75%	6/15/2021	906	926,385
Seven Generations Energy Ltd. (Canada)†(b)	6.875%	6/30/2023	1,779	1,894,635
SM Energy Co.	5.625%	6/1/2025	655	635,350
SM Energy Co.	6.75%	9/15/2026	887	918,045
Southwestern Energy Co.	6.70%	1/23/2025	1,100	1,130,250
Tullow Oil plc (United Kingdom)†(b)	6.25%	4/15/2022	1,106	1,034,110
WPX Energy, Inc.	6.00%	1/15/2022	1,000	1,030,000
Total				65,186,883

Food & Drug Retailers 0.87%
BI-LO LLC/BI-LO Finance Corp.†	9.25%	2/15/2019	804	685,410
Ingles Markets, Inc.	5.75%	6/15/2023	961	992,233
New Albertson’s, Inc.	7.45%	8/1/2029	950	902,500
New Albertson’s, Inc.	7.75%	6/15/2026	1,700	1,691,500
Rite Aid Corp.	7.70%	2/15/2027	2,175	2,729,625
SMU SA (Chile)†(b)	7.75%	2/8/2020	900	877,500
Tops Holding LLC/Top Markets II Corp.†	8.00%	6/15/2022	1,662	1,437,630
Total				9,316,398

Food: Wholesale 1.18%
Arcor SAIC (Argentina)†(b)	6.00%	7/6/2023	1,018	1,063,810
Bunge Ltd. Finance Corp.	3.25%	8/15/2026	1,204	1,158,530
Cosan Luxembourg SA (Luxembourg)†(b)	7.00%	1/20/2027	1,200	1,203,000
Kellogg Co.	4.50%	4/1/2046	2,033	1,994,674
Lamb Weston Holdings, Inc.†	4.625%	11/1/2024	1,248	1,254,240

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Food: Wholesale (continued)
Land O’Lakes, Inc.†	6.00%	11/15/2022	$1,274	$1,395,030
Mead Johnson Nutrition Co.	4.125%	11/15/2025	1,319	1,350,967
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	4.875%	5/1/2021	1,050	1,086,750
Post Holdings, Inc.†	7.75%	3/15/2024	1,397	1,557,655
Post Holdings, Inc.†	8.00%	7/15/2025	418	470,250
Total				12,534,906

Forestry/Paper 0.41%
International Paper Co.	4.40%	8/15/2047	1,211	1,149,094
Millar Western Forest Products Ltd. (Canada)(b)	8.50%	4/1/2021	1,010	560,550
Norbord, Inc. (Canada)†(b)	6.25%	4/15/2023	1,475	1,534,000
Rayonier AM Products, Inc.†	5.50%	6/1/2024	1,145	1,076,300
Total				4,319,944

Gaming 2.22%
Boyd Gaming Corp.	6.875%	5/15/2023	1,495	1,612,731
Caesar’s Entertainment Resort Properties LLC/Caesar’s Entertainment Resort Properties Finance, Inc.	11.00%	10/1/2021	1,050	1,152,375
Caesar’s Growth Properties Holdings LLC/Caesar’s Growth Properties Finance, Inc.	9.375%	5/1/2022	1,496	1,620,318
Carlson Travel, Inc.†	6.75%	12/15/2023	942	982,035
GLP Capital LP/GLP Financing II, Inc.	5.375%	4/15/2026	704	735,962
International Game Technology plc†	6.50%	2/15/2025	1,343	1,447,082
MCE Finance Ltd. (Hong Kong)†(b)	5.00%	2/15/2021	1,750	1,747,601
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.†	5.625%	5/1/2024	544	571,200
MGM Resorts International	6.00%	3/15/2023	3,985	4,313,762
MGM Resorts International	7.75%	3/15/2022	762	878,205
Mohegan Tribal Gaming Authority†	7.875%	10/15/2024	2,065	2,114,044
River Rock Entertainment Authority(f)	9.00%	11/1/2018	431	89,432
Scientific Games International, Inc.	10.00%	12/1/2022	1,120	1,120,000
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	2,490	2,496,225
Wynn Macau Ltd. (Macau)†(b)	5.25%	10/15/2021	2,780	2,814,750
Total				23,695,722

Gas Distribution 3.73%
American Midstream Partners LP/American Midstream Finance Corp.†	8.50%	12/15/2021	672	668,640

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Gas Distribution (continued)
Boardwalk Pipelines LP	5.95%		6/1/2026	$1,570	$1,708,425
Cheniere Corpus Christi Holdings LLC†	5.875%		3/31/2025	1,059	1,084,480
Cheniere Corpus Christi Holdings LLC†	7.00%		6/30/2024	1,017	1,105,988
Columbia Pipeline Group, Inc.	4.50%		6/1/2025	1,024	1,077,620
Dominion Gas Holdings LLC	3.60%		12/15/2024	1,175	1,193,411
Enbridge, Inc. (Canada)(b)	6.00%	#	1/15/2077	1,146	1,146,000
Energy Transfer Equity LP	5.50%		6/1/2027	1,097	1,075,060
Energy Transfer Equity LP	5.875%		1/15/2024	1,263	1,310,362
Florida Gas Transmission Co. LLC†	4.35%		7/15/2025	2,895	2,922,885
Genesis Energy LP/Genesis Energy Finance Corp.	6.75%		8/1/2022	1,240	1,294,560
IFM US Colonial Pipeline 2 LLC†	6.45%		5/1/2021	1,400	1,525,752
LBC Tank Terminals Holding Netherlands BV (Belgium)†(b)	6.875%		5/15/2023	1,419	1,458,022
Magellan Midstream Partners LP	5.00%		3/1/2026	1,369	1,503,923
MPLX LP	5.50%		2/15/2023	1,355	1,409,896
ONEOK, Inc.	4.25%		2/1/2022	794	801,940
Rockies Express Pipeline LLC†	5.625%		4/15/2020	1,160	1,226,700
Rockies Express Pipeline LLC†	6.875%		4/15/2040	1,800	1,800,000
Sabine Pass Liquefaction LLC	5.75%		5/15/2024	5,553	5,983,357
Southern Star Central Corp.†	5.125%		7/15/2022	1,145	1,165,038
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	5.25%		1/15/2025	1,103	1,130,575
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	5.875%		10/1/2020	439	453,268
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	6.25%		10/15/2022	1,350	1,437,750
Transcanada Trust (Canada)(b)	5.875%	#	8/15/2076	2,489	2,594,782
Williams Cos., Inc. (The)	4.55%		6/24/2024	1,000	997,500
Williams Cos., Inc. (The)	5.75%		6/24/2044	518	505,050
Williams Partners LP/ACMP Finance Corp.	4.875%		5/15/2023	1,158	1,180,668
Total					39,761,652

Health Facilities 1.81%
Acadia Healthcare Co., Inc.	6.50%		3/1/2024	620	635,500
Ascension Health	3.945%		11/15/2046	1,017	973,551
Dignity Health	3.812%		11/1/2024	1,175	1,170,548
Dignity Health	4.50%		11/1/2042	246	228,153
Envision Healthcare Corp.†	5.125%		7/1/2022	632	632,790
Envision Healthcare Corp.	5.625%		7/15/2022	879	909,545
HCA, Inc.	5.25%		4/15/2025	1,375	1,438,594
HCA, Inc.	5.875%		3/15/2022	915	988,200
HCA, Inc.	7.05%		12/1/2027	390	401,700

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Health Facilities (continued)
HCA, Inc.	7.50%	2/15/2022	$4,467	$5,081,212
HCA, Inc.	7.58%	9/15/2025	552	597,540
HCA, Inc.	7.69%	6/15/2025	1,240	1,354,700
HCA, Inc.	8.36%	4/15/2024	261	297,540
Memorial Sloan-Kettering Cancer Center	4.20%	7/1/2055	1,250	1,216,238
MPT Operating Partnership LP/MPT Finance Corp.	5.25%	8/1/2026	604	593,430
Northwell Healthcare, Inc.	3.979%	11/1/2046	3,001	2,769,704
Total				19,288,945

Health Services 0.30%
inVentiv Group Holdings, Inc./inVentiv Health Inc/inVentiv Health Clinical, Inc.†	7.50%	10/1/2024	693	729,313
Sterigenics-Nordion Holdings LLC†	6.50%	5/15/2023	1,483	1,512,660
Sterigenics-Nordion Topco LLC PIK†	8.125%	11/1/2021	1,005	1,002,488
Total				3,244,461

Hotels 0.36%
ESH Hospitality, Inc.†	5.25%	5/1/2025	734	732,165
Hilton Domestic Operating Co., Inc.†	4.25%	9/1/2024	1,254	1,222,650
Playa Resorts Holding BV (Netherlands)†(b)	8.00%	8/15/2020	983	1,029,693
Starwood Property Trust, Inc.†	5.00%	12/15/2021	840	853,356
Total				3,837,864

Insurance Brokerage 0.15%
Alliant Holdings Intermediate LLC†	8.25%	8/1/2023	1,550	1,604,250

Insurance-Reinsurance 0.17%
Berkshire Hathaway, Inc.	2.75%	3/15/2023	907	904,362
Berkshire Hathaway, Inc.	3.125%	3/15/2026	907	902,182
Total				1,806,544

Integrated Energy 0.53%
Exxon Mobil Corp.	4.114%	3/1/2046	1,348	1,384,227
Petrobras Global Finance BV (Netherlands)(b)	4.375%	5/20/2023	1,228	1,075,974
Shell International Finance BV (Netherlands)(b)	6.375%	12/15/2038	2,473	3,195,378
Total				5,655,579

Investments & Miscellaneous Financial Services 0.83%
CME Group, Inc.	3.00%	3/15/2025	1,575	1,575,906
FMR LLC†	5.35%	11/15/2021	800	884,423
GrupoSura Finance SA†	5.50%	4/29/2026	1,015	1,040,629
Intercontinental Exchange, Inc.	3.75%	12/1/2025	1,945	1,995,167

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Investments & Miscellaneous Financial Services (continued)
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	$547	$435,723
OM Asset Management plc (United Kingdom)(b)	4.80%	7/27/2026	1,571	1,491,273
Unifin Financiera SAB de CV SOFOM ENR (Mexico)†(b)	7.25%	9/27/2023	1,500	1,468,500
Total				8,891,621

Life Insurance 0.56%
CNO Financial Group, Inc.	5.25%	5/30/2025	1,480	1,485,550
Lincoln National Corp.	3.625%	12/12/2026	1,176	1,175,693
Lincoln National Corp.	6.30%	10/9/2037	265	314,042
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	1,424	1,544,027
TIAA Asset Management Finance Co. LLC†	4.125%	11/1/2024	1,453	1,470,019
Total				5,989,331

Machinery 0.20%
Milacron LLC/Mcron Finance Corp.†	7.75%	2/15/2021	1,125	1,161,562
Xylem, Inc.	4.375%	11/1/2046	1,004	993,100
Total				2,154,662

Managed Care 0.30%
Centene Corp.	6.125%	2/15/2024	1,948	2,057,575
MPH Acquisition Holdings LLC†	7.125%	6/1/2024	1,034	1,090,973
Total				3,148,548

Media: Content 1.31%
Activision Blizzard, Inc.†	3.40%	9/15/2026	1,501	1,427,538
AMC Networks, Inc.	4.75%	12/15/2022	2,385	2,408,850
Discovery Communications LLC	4.875%	4/1/2043	1,051	974,686
Discovery Communications LLC	4.95%	5/15/2042	1,093	1,011,606
iHeartCommunications, Inc.	9.00%	3/1/2021	2,025	1,506,094
Netflix, Inc.†	4.375%	11/15/2026	1,100	1,068,375
Netflix, Inc.	5.50%	2/15/2022	1,266	1,370,445
Netflix, Inc.	5.875%	2/15/2025	1,661	1,795,956
Sirius XM Radio, Inc.†	6.00%	7/15/2024	1,075	1,126,063
Univision Communications, Inc.†	5.125%	2/15/2025	1,366	1,311,360
Total				14,000,973

Medical Products 1.40%
Boston Scientific Corp.	7.00%	11/15/2035	2,396	2,936,789
Edwards Lifesciences Corp.	2.875%	10/15/2018	552	560,533

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Medical Products (continued)
Fresenius Medical Care US Finance II, Inc.†	4.75%	10/15/2024	$475	$482,125
Fresenius Medical Care US Finance II, Inc.†	5.875%	1/31/2022	2,425	2,667,500
Grifols Worldwide Operations Ltd. (Ireland)(b)	5.25%	4/1/2022	2,463	2,561,520
Hologic, Inc.†	5.25%	7/15/2022	1,030	1,087,938
Medtronic, Inc.	4.375%	3/15/2035	1,779	1,885,630
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA†	6.625%	5/15/2022	1,225	1,090,250
Stryker Corp.	3.50%	3/15/2026	635	642,219
Stryker Corp.	4.625%	3/15/2046	972	995,086
Total				14,909,590

Metals/Mining (Excluding Steel) 4.42%
Alcoa Nederland Holding BV (Netherlands)†(b)	6.75%	9/30/2024	1,417	1,540,988
Aleris International, Inc.	7.875%	11/1/2020	1,193	1,201,948
Aleris International, Inc.†	9.50%	4/1/2021	1,411	1,520,353
ALROSA Finance SA (Luxembourg)†(b)	7.75%	11/3/2020	900	1,018,539
Anglo American Capital plc (United Kingdom)†(b)	4.125%	4/15/2021	717	733,133
Anglo American Capital plc (United Kingdom)†(b)	4.875%	5/14/2025	660	672,375
AngloGold Ashanti Holdings plc (Isle of Man)(b)	6.50%	4/15/2040	728	658,840
Coeur Mining, Inc.	7.875%	2/1/2021	852	888,210
First Quantum Minerals Ltd. (Canada)†(b)	6.75%	2/15/2020	880	882,200
First Quantum Minerals Ltd. (Canada)†(b)	7.25%	10/15/2019	220	223,300
FMG Resources (August 2006) Pty Ltd. (Australia)†(b)	9.75%	3/1/2022	1,775	2,067,999
Freeport-McMoRan, Inc.	3.55%	3/1/2022	2,520	2,356,200
Freeport-McMoRan, Inc.	3.875%	3/15/2023	4,459	4,113,427
Glencore Funding LLC†	4.125%	5/30/2023	1,141	1,149,838
Grinding Media, Inc./MC Grinding Media Canada, Inc.†	7.375%	12/15/2023	686	722,427
HudBay Minerals, Inc. (Canada)†(b)	7.25%	1/15/2023	298	309,175
HudBay Minerals, Inc. (Canada)†(b)	7.625%	1/15/2025	665	692,850
Imperial Metals Corp. (Canada)†(b)	7.00%	3/15/2019	1,050	1,008,000
Indo Energy Finance BV (Netherlands)†(b)	7.00%	5/7/2018	500	470,000
Indo Energy Finance II BV (Netherlands)†(b)	6.375%	1/24/2023	908	662,677
Kinross Gold Corp. (Canada)(b)	5.125%	9/1/2021	1,825	1,862,631
Kinross Gold Corp. (Canada)(b)	5.95%	3/15/2024	2,299	2,339,232
Lundin Mining Corp. (Canada)†(b)	7.875%	11/1/2022	1,150	1,256,375
Mirabela Nickel Ltd. (Australia)(b)	1.00%	9/10/2044	15	2
MMC Norilsk Nickel OJSC via MMC Finance DAC (Ireland)†(b)	6.625%	10/14/2022	1,500	1,675,500

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

				Principal
	Interest		Maturity	Amount		Fair
Investments	Rate		Date	(000)		Value
Metals/Mining (Excluding Steel) (continued)
New Gold, Inc. (Canada)†(b)	6.25%		11/15/2022		$2,498	$2,572,940
New Gold, Inc. (Canada)†(b)	7.00%		4/15/2020		771	794,130
Newmont Mining Corp.	6.25%		10/1/2039		2,384	2,631,035
Novelis Corp.†	5.875%		9/30/2026		1,000	1,012,500
Novelis Corp.†	6.25%		8/15/2024		974	1,034,875
Peabody Energy Corp.†(f)	10.00%		3/15/2022		1,310	1,169,175
Rain CII Carbon LLC/CII Carbon Corp.†	8.00%		12/1/2018		655	655,000
Rain CII Carbon LLC/CII Carbon Corp.†(a)	8.50%		1/15/2021	EUR	475	498,759
Teck Resources Ltd. (Canada)(b)	4.75%		1/15/2022		$2,605	2,624,537
Teck Resources Ltd. (Canada)†(b)	8.50%		6/1/2024		1,169	1,350,195
Vale Overseas Ltd. (Brazil)(b)	6.25%		8/10/2026		1,443	1,504,328
Volcan Cia Minera SAA (Peru)†(b)	5.375%		2/2/2022		1,293	1,285,242
Total						47,158,935

Monoline Insurance 0.12%
MGIC Investment Corp.	5.75%		8/15/2023		1,204	1,258,180

Non-Electric Utilities 0.13%
Brooklyn Union Gas Co. (The)†	3.407%		3/10/2026		1,368	1,377,368

Oil Field Equipment & Services 2.34%
Diamond Offshore Drilling, Inc.	5.70%		10/15/2039		417	329,430
Ensco plc (United kingdom)(b)	4.50%		10/1/2024		184	158,240
Ensco plc (United kingdom)(b)	5.20%		3/15/2025		1,770	1,537,546
Forum Energy Technologies, Inc.	6.25%		10/1/2021		1,300	1,306,500
FTS International, Inc.	6.25%		5/1/2022		303	253,005
FTS International, Inc.†	8.463%	#	6/15/2020		1,177	1,178,471
Halliburton Co.	3.80%		11/15/2025		971	988,240
Halliburton Co.	5.00%		11/15/2045		506	547,825
Hornbeck Offshore Services, Inc.	5.00%		3/1/2021		937	632,475
Nabors Industries, Inc.	4.625%		9/15/2021		197	201,239
Nabors Industries, Inc.†	5.50%		1/15/2023		2,575	2,687,656
Noble Holding International Ltd.	4.625%		3/1/2021		503	484,138
Noble Holding International Ltd.	7.20%		4/1/2025		543	511,778
Noble Holding International Ltd.	7.75%		1/15/2024		1,680	1,584,408
Oceaneering International, Inc.	4.65%		11/15/2024		1,570	1,551,100
Precision Drilling Corp. (Canada)(b)	5.25%		11/15/2024		1,861	1,749,340
Precision Drilling Corp. (Canada)(b)	6.50%		12/15/2021		377	384,540
Precision Drilling Corp. (Canada)†(b)	7.75%		12/15/2023		553	586,180
SESI LLC	6.375%		5/1/2019		535	537,675

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2016

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Oil Field Equipment & Services (continued)
SESI LLC	7.125%		12/15/2021	$615	$628,838
Transocean Phoenix 2 Ltd.†	7.75%		10/15/2024	1,023	1,084,380
Transocean Proteus Ltd.†	6.25%		12/1/2024	1,499	1,520,556
Unit Corp.	6.625%		5/15/2021	1,299	1,266,525
Weatherford International Ltd.	7.75%		6/15/2021	2,126	2,155,232
Weatherford International Ltd.†	9.875%		2/15/2024	1,000	1,068,120
Total					24,933,437

Oil Refining & Marketing 0.32%
Citgo Holding, Inc.†	10.75%		2/15/2020	1,987	2,140,993
Valero Energy Partners LP	4.375%		12/15/2026	1,205	1,218,186
Total					3,359,179

Packaging 0.78%
BWAY Holding Co.†	9.125%		8/15/2021	1,052	1,115,120
Coveris Holdings SA (Luxembourg)†(b)	7.875%		11/1/2019	1,024	1,021,440
Crown Cork & Seal Co., Inc.	7.375%		12/15/2026	1,295	1,456,875
Graphic Packaging International, Inc.	4.875%		11/15/2022	969	995,647
Pactiv LLC	7.95%		12/15/2025	825	878,625
Sealed Air Corp.†	4.875%		12/1/2022	975	1,005,469
Sealed Air Corp.†	6.875%		7/15/2033	1,850	1,891,625
Total					8,364,801

Personal & Household Products 0.82%
Brunswick Corp.†	4.625%		5/15/2021	445	452,231
FGI Operating Co. LLC/FGI Finance, Inc.	7.875%		5/1/2020	1,582	1,352,610
Gibson Brands, Inc.†	8.875%		8/1/2018	2,225	2,069,250
Newell Brands, Inc.	5.50%		4/1/2046	1,815	2,088,464
SC Johnson & Son, Inc.†	4.75%		10/15/2046	805	868,140
Spectrum Brands, Inc.	5.75%		7/15/2025	817	851,723
Springs Industries, Inc.	6.25%		6/1/2021	1,007	1,047,280
Total					8,729,698

Pharmaceuticals 0.30%
Jaguar Holding Co. II/Pharmaceutical Product
Development LLC†	6.375%		8/1/2023	1,225	1,313,812
Pfizer, Inc.	5.60%		9/15/2040	1,578	1,908,279
Total					3,222,091

Property & Casualty 0.47%
Allstate Corp. (The)	5.75%	#	8/15/2053	974	1,008,845

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Property & Casualty (continued)
Arch Capital Finance LLC	5.031%	12/15/2046	$1,507	$1,583,623
Chubb INA Holdings, Inc.	4.35%	11/3/2045	876	927,623
Hanover Insurance Group, Inc. (The)	4.50%	4/15/2026	1,526	1,536,244
Total				5,056,335

Rail 0.75%
Central Japan Railway Co. (Japan)†(b)	4.25%	11/24/2045	1,524	1,556,524
CSX Corp.	4.25%	11/1/2066	1,502	1,377,400
Florida East Coast Holdings Corp.†	6.75%	5/1/2019	1,830	1,898,625
Florida East Coast Holdings Corp.†	9.75%	5/1/2020	1,608	1,660,260
Kansas City Southern	3.125%	6/1/2026	509	485,750
Watco Cos. LLC/Watco Finance Corp.†	6.375%	4/1/2023	962	1,000,480
Total				7,979,039

Real Estate Investment Trusts 1.06%
Brixmor Operating Partnership LP	3.25%	9/15/2023	1,504	1,460,277
Brixmor Operating Partnership LP	3.85%	2/1/2025	1,520	1,499,333
Brixmor Operating Partnership LP	3.875%	8/15/2022	1,531	1,562,676
CubeSmart LP	4.00%	11/15/2025	878	892,807
Digital Realty Trust LP	4.75%	10/1/2025	989	1,028,290
Healthcare Trust of America Holdings LP	3.50%	8/1/2026	1,010	967,123
Jababeka International BV (Netherlands)†(b)	6.50%	10/5/2023	1,000	981,977
Tanger Properties LP	3.125%	9/1/2026	1,206	1,135,174
VEREIT Operating Partnership LP	4.60%	2/6/2024	730	737,300
VEREIT Operating Partnership LP	4.875%	6/1/2026	1,025	1,042,015
Total				11,306,972

Recreation & Travel 0.33%
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	2,950	3,495,750

Restaurants 0.71%
Arcos Dorados Holdings, Inc. (Uruguay)†(b)	6.625%	9/27/2023	1,080	1,112,400
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC†	5.00%	6/1/2024	1,515	1,550,981
McDonald’s Corp.	3.70%	1/30/2026	835	851,704
McDonald’s Corp.	4.60%	5/26/2045	1,012	1,049,098
McDonald’s Corp.	4.875%	12/9/2045	879	945,194
PF Chang’s China Bistro, Inc.†	10.25%	6/30/2020	1,093	1,073,873
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC†	5.875%	5/15/2021	975	970,125
Total				7,553,375

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Software/Services 1.76%
Alibaba Group Holding Ltd. (China)(b)	3.125%	11/28/2021	$2,150	$2,152,356
Camelot Finance SA (Luxembourg)†(b)	7.875%	10/15/2024	923	957,613
First Data Corp.†	7.00%	12/1/2023	2,996	3,198,230
Hewlett Packard Enterprise Co.	6.35%	10/15/2045	1,518	1,538,382
Microsoft Corp.	3.70%	8/8/2046	522	492,737
Microsoft Corp.	4.00%	2/12/2055	3,175	3,011,411
MSCI, Inc.†	5.75%	8/15/2025	961	1,025,868
Oracle Corp.	4.375%	5/15/2055	2,047	2,041,637
Priceline Group, Inc. (The)	3.60%	6/1/2026	1,015	1,005,826
Solera LLC/Solera Finance, Inc.†	10.50%	3/1/2024	1,010	1,141,300
VeriSign, Inc.	4.625%	5/1/2023	872	885,080
VeriSign, Inc.	5.25%	4/1/2025	741	763,230
Visa, Inc.	4.30%	12/14/2045	477	504,741
Total				18,718,411

Specialty Retail 0.69%
Brookstone Holdings Corp. PIK	10.00%	7/7/2021	40	6,394
Hot Topic, Inc.†	9.25%	6/15/2021	1,017	1,075,478
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc.†	7.875%	10/1/2022	1,475	1,530,312
Neiman Marcus Group Ltd. LLC†	8.00%	10/15/2021	1,432	1,070,420
PetSmart, Inc.†	7.125%	3/15/2023	2,950	3,016,375
Ritchie Bros Auctioneers, Inc. (Canada)†(b)	5.375%	1/15/2025	630	644,175
Total				7,343,154

Steel Producers/Products 0.81%
ArcelorMittal (Luxembourg)(b)	6.125%	6/1/2025	1,508	1,658,800
Gerdau Trade, Inc.†	4.75%	4/15/2023	350	336,000
GTL Trade Finance, Inc.†	5.893%	4/29/2024	1,850	1,850,000
Joseph T Ryerson & Son, Inc.†	11.00%	5/15/2022	1,082	1,192,905
Steel Dynamics, Inc.†	5.00%	12/15/2026	502	501,372
Steel Dynamics, Inc.	5.50%	10/1/2024	732	777,750
U.S. Steel Corp.	6.875%	4/1/2021	135	137,025
U.S. Steel Corp.	7.50%	3/15/2022	289	299,838
U.S. Steel Corp.†	8.375%	7/1/2021	1,009	1,118,002
Zekelman Industries, Inc.†	9.875%	6/15/2023	632	709,420
Total				8,581,112

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Support: Services 1.22%
AECOM	5.875%	10/15/2024	$999	$1,071,537
BakerCorp International, Inc.	8.25%	6/1/2019	507	430,950
BlueLine Rental Finance Corp.†	7.00%	2/1/2019	1,097	1,075,060
Cleveland Clinic Foundation (The)	4.858%	1/1/2114	1,100	1,046,488
Jurassic Holdings III, Inc.†	6.875%	2/15/2021	1,550	1,278,750
Leidos Holdings, Inc.	4.45%	12/1/2020	450	465,795
Metropolitan Museum of Art (The)	3.40%	7/1/2045	1,350	1,234,522
Monitronics International, Inc.	9.125%	4/1/2020	1,185	1,122,788
NES Rentals Holdings, Inc.†	7.875%	5/1/2018	700	700,000
Sotheby’s†	5.25%	10/1/2022	837	826,538
Total System Services, Inc.	4.80%	4/1/2026	1,311	1,415,226
United Rentals North America, Inc.	5.875%	9/15/2026	755	780,481
United Rentals North America, Inc.	6.125%	6/15/2023	1,477	1,573,005
Total				13,021,140

Technology Hardware & Equipment 1.10%
CDW LLC/CDW Finance Corp.	5.50%	12/1/2024	1,425	1,464,187
CommScope Technologies Finance LLC†	6.00%	6/15/2025	2,852	3,037,380
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	4.42%	6/15/2021	1,015	1,051,305
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	5.875%	6/15/2021	2,614	2,782,070
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	7.125%	6/15/2024	3,080	3,421,270
Total				11,756,212

Telecommunications: Satellite 0.05%
Intelsat Connect Finance SA (Luxembourg)†(b)	12.50%	4/1/2022	688	426,622
Intelsat Jackson Holdings SA (Luxembourg)(b)	7.25%	4/1/2019	136	114,920
Total				541,542

Telecommunications: Wireless 2.70%
Comcel Trust via Comunicaciones Celulares SA†	6.875%	2/6/2024	2,125	2,151,562
GTH Finance BV (Netherlands)†(b)	7.25%	4/26/2023	1,939	2,085,839
SBA Communications Corp.	4.875%	7/15/2022	900	915,750
Sprint Corp.	7.125%	6/15/2024	1,215	1,254,488
Sprint Corp.	7.625%	2/15/2025	3,361	3,541,654
Sprint Corp.	7.875%	9/15/2023	534	571,380
T-Mobile USA, Inc.	6.50%	1/15/2024	9,137	9,822,275
T-Mobile USA, Inc.	6.50%	1/15/2026	1,978	2,143,657
T-Mobile USA, Inc.	6.625%	4/1/2023	2,750	2,921,875
T-Mobile USA, Inc.	6.836%	4/28/2023	103	110,596
Telefonica Celular del Paraguay SA (Paraguay)†(b)	6.75%	12/13/2022	635	649,288

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Telecommunications: Wireless (continued)
Wind Acquisition Finance SA (Italy)†(b)	7.375%	4/23/2021	$2,550	$2,658,375
Total				28,826,739

Telecommunications: Wireline Integrated & Services 2.01%
Columbus Cable Barbados Ltd. (Barbados)†(b)	7.375%	3/30/2021	1,366	1,458,738
Communications Sales & Leasing, Inc./ CSL Capital LLC	8.25%	10/15/2023	959	1,021,335
Consolidated Communications, Inc.	6.50%	10/1/2022	845	842,887
Equinix, Inc.	5.375%	4/1/2023	785	818,363
Equinix, Inc.	5.875%	1/15/2026	5,121	5,402,655
Frontier Communications Corp.	9.25%	7/1/2021	1,925	2,028,469
Frontier Communications Corp.	11.00%	9/15/2025	1,917	1,986,491
GCI, Inc.	6.875%	4/15/2025	1,480	1,509,600
IHS Netherlands Holdco BV (Netherlands)†(b)	9.50%	10/27/2021	2,400	2,462,693
Sable International Finance Ltd.†	6.875%	8/1/2022	1,465	1,530,925
Windstream Services LLC	7.75%	10/1/2021	550	568,150
Zayo Group LLC/Zayo Capital, Inc.	6.00%	4/1/2023	1,729	1,806,805
Total				21,437,111

Theaters & Entertainment 0.07%
AMC Entertainment Holdings, Inc.†	5.875%	11/15/2026	750	768,750

Transportation: Infrastructure/Services 0.52%
Autoridad del Canal de Panama (Panama)†(b)	4.95%	7/29/2035	1,000	1,060,000
Delhi International Airport Pvt Ltd. (India)†(b)	6.125%	10/31/2026	1,506	1,560,272
DP World Ltd. (United Arab Emirates)†(b)	6.85%	7/2/2037	1,030	1,103,105
Mexico City Airport Trust (Mexico)†(b)	5.50%	10/31/2046	1,200	1,083,000
Stena AB (Sweden)†(b)	7.00%	2/1/2024	877	781,100
Total				5,587,477

Trucking & Delivery 0.13%
FedEx Corp.	4.55%	4/1/2046	1,361	1,376,994
Total High Yield Corporate Bonds (cost $741,432,174)				767,268,128

MUNICIPAL BOND 0.32%

Other
New York City Indus Dev Agy† (cost $3,606,198)			2,500	3,434,750

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 0.42%
Citigroup Commercial Mortgage Trust 2015-101A D†	4.625%	#	1/14/2043	$775	$687,537
Commercial Mortgage Pass-Through Certificates 2014-UBS5 C	4.613%	#	9/10/2047	610	608,559
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.443%	#	7/10/2050	1,237	903,828
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust 2010-1 B†	6.00%	#	1/25/2051	775	784,552
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust 2010-1 C†	6.374%	#	1/25/2051	750	718,976
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust 2014-1A XB IO†	0.342%	#	8/25/2047	2,000	63,006
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 LNC4†	4.75%		12/15/2046	750	671,970
Total Non-Agency Commercial Mortgage-Backed Securities (cost $4,980,509)					4,438,428

	Dividend			Shares
	Rate			(000)

PREFERRED STOCK 0.05%

Energy: Exploration & Production
Templar Energy LLC (cost $379,030)	Zero Coupon			38	568,545
Total Long-Term Investments (cost $996,387,820)					1,040,235,509

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENTS 1.26%

HIGH YIELD CORPORATE BOND 0.09%

Gaming
Caesars Entertainment Operating Co., Inc.(f) (cost $989,364)	11.25%	6/1/2017	$948	$968,847

REPURCHASE AGREEMENT 1.17%
Repurchase Agreement dated 12/30/2016, 0.03% due 1/3/2017 with Fixed Income Clearing Corp. collateralized by $11,990,000 of U.S. Treasury Inflation Indexed Note at 0.125% due 4/15/2017; value: $ 12,787,059; proceeds: $ 12,535,625 (cost $12,535,583)			12,536	12,535,583
Total Short-Term Investments (cost $13,524,947)				13,504,430
Total Investments in Securities 98.79% (cost $1,009,912,767)				1,053,739,939
Cash and Other Assets in Excess of Liabilities(g) 1.21%				12,892,864
Net Assets 100.00%				$1,066,632,803

AUD	Australian dollar.
CAD	Canadian dollar.
EUR	euro.
GBP	British pound.
MXN	Mexican peso.
RUB	Russian ruble.
ADR	American Depositary Receipt.
IO	Interest Only.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2016.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2016.
(d)	Interest rate to be determined.
(e)	Security is perpetual in nature and has no stated maturity.
(f)	Defaulted (non-income producing security).
(g)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on open forward foreign currency exchange contracts, futures contracts and swaps as follows:

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at December 31, 2016(1):

Referenced	Fund	Termination	Notional	Fair	Payments	Unrealized
Index*	Pays	Date	Amount	Value(2)	Upfront(3)	Depreciation(4)
Markit CDX.
NA.EM.26(5)	1.00%	12/20/2021	$29,269,000	$31,106,409	$2,254,034	$(416,625)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of emerging markets sovereign issuers. (See Note 2(l)).
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received by Central Clearinghouse are presented net of amortization (See Note 2(l)).
(4)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $416,625.
(5)	Central Clearinghouse: Credit Suisse.

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
British pound	Buy	State Street Bank and Trust	1/19/2017	220,000	$270,374	$271,251	$877
British pound	Sell	J.P. Morgan	1/19/2017	570,000	716,156	702,787	13,369
British pound	Sell	J.P. Morgan	1/19/2017	100,000	124,486	123,296	1,190
British pound	Sell	State Street Bank and Trust	1/19/2017	361,000	451,958	445,099	6,859
British pound	Sell	State Street Bank and Trust	1/19/2017	40,000	49,843	49,318	525
euro	Sell	J.P. Morgan	2/16/2017	775,000	820,051	817,526	2,525
euro	Sell	Morgan Stanley	2/16/2017	1,030,000	1,100,848	1,086,518	14,330
euro	Sell	Standard Chartered Bank	2/16/2017	6,780,000	7,300,575	7,152,033	148,542
euro	Sell	State Street Bank and Trust	2/16/2017	89,000	94,683	93,884	799
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$189,016

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
euro	Buy	Standard Chartered Bank	2/16/2017	935,000	$1,000,258	$986,305	$(13,953)
euro	Buy	Standard Chartered Bank	2/16/2017	650,000	693,945	685,667	(8,278)
euro	Buy	State Street Bank and Trust	2/16/2017	320,000	343,098	337,559	(5,539)
British pound	Sell	J.P. Morgan	1/19/2017	3,045,000	3,710,347	3,754,365	(44,018)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(71,788)

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2016

Open Futures Contracts at December 31, 2016:
				Notional	Unrealized
Type	Expiration	Contracts	Position	Value	Appreciation
Long U.S. Treasury Bond	March 2017	512	Short	$(77,136,000)	$835,383
U.S. 10-Year Treasury Note	March 2017	682	Short	(84,759,813)	452,144
Totals				$(161,895,813)	$1,287,527

				Notional	Unrealized
Type	Expiration	Contracts	Position	Value	Depreciation
U.S. 5-Year Treasury Note	March 2017	805	Long	$94,719,571	$(152,384)

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities
Other	$–	$16,718,333	$1,057,410	(3)	$17,775,743
Remaining Industries	–	3,958,132	–		3,958,132
Common Stocks
Auto Parts & Equipment	2,099,278	1,754,512	–		3,853,790
Energy: Exploration & Production	5,326,036	346,644	–		5,672,680
Metals/Mining (Excluding Steel)	6,705,303	–	18,476	(4)	6,723,779
Remaining Industries(5)	125,463,725	–	–		125,463,725
Convertible Bonds	–	3,148,911	–		3,148,911
Convertible Preferred Stocks	–	1,438,540	–		1,438,540
Floating Rate Loans(6)
Auto Parts & Equipment	–	–	765,335		765,335
Department Stores	–	1,064,977	–		1,064,977
Diversified Capital Goods	–	1,091,674	–		1,091,674
Electric: Generation	–	4,184,349	–		4,184,349
Energy: Exploration & Production	–	6,208,785	–		6,208,785
Food: Wholesale	–	2,607,577	–		2,607,577
Gaming	–	4,689,017	–		4,689,017
Health Services	–	1,072,587	–		1,072,587
Media: Diversified	–	1,140,902	–		1,140,902
Metals/Mining (Excluding Steel)	–	3,171,644	–		3,171,644
Oil Field Equipment & Services	–	2,509,995	–		2,509,995
Personal & Household Products	–	2,631,254	–		2,631,254
Recreation & Travel	–	1,055,450	–		1,055,450
Specialty Retail	–	3,929,907	–		3,929,907
Support: Services	–	7,600,432	–		7,600,432
Telecommunications: Wireline Integrated & Services	–	942,444	–		942,444
Trucking & Delivery	–	1,051,134	–		1,051,134
Foreign Bonds	–	4,789,038	–		4,789,038
Foreign Government Obligations	–	45,983,857	–		45,983,857
High Yield Corporate Bonds
Banking	–	69,467,350	125	(4)	69,467,475
Metals/Mining (Excluding Steel)	–	47,158,933	2	(4)	47,158,935
Specialty Retail	–	7,336,760	6,394	(3)	7,343,154
Remaining Industries	–	644,267,411	–		644,267,411
Municipal Bond	–	3,434,750	–		3,434,750
Non-Agency Commercial Mortgage-Backed Securities	–	4,375,422	63,006	(3)	4,438,428
Preferred Stock	–	568,545	–		568,545
Repurchase Agreement	–	12,535,583	–		12,535,583
Total	$139,594,342	$912,234,849	$1,910,748		$1,053,739,939

See Notes to Financial Statements.	41

Schedule of Investments (concluded)

December 31, 2016

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Credit Default Swap
Assets	$–	$1,837,409	$–	$1,837,409
Liabilities	–	–	–	–
Forward Foreign Currency Exchange Contracts
Assets	–	189,016	–	189,016
Liabilities	–	(71,788)	–	(71,788)
Futures Contracts
Assets	1,287,527	–	–	1,287,527
Liabilities	(152,384)	–	–	(152,384)
Total	$1,135,143	$1,954,637	$–	$3,089,780

(1)	Refer to Note 2(n) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	Includes securities valued using third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(4)	Level 3 securities fair valued by the Pricing Committee, as described in Note 2(a) in the Notes to Financials.
(5)	As of December 31, 2016, Moncler SpA. was categorized as level 1 due to an active market quoted price. For the period ended December 31, 2016, the total amount transferred from Level 2 to Level 1 was $899,705.
(6)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

					Non-Agency
				High Yield	Commercial
	Asset-Backed	Common	Floating	Corporate	Mortgage-Backed
Investment Type	Securities	Stock	Rate Loans	Bond	Securities
Balance as of January 1, 2016	$–	$18,657	$2,399,345	$1,958,224	$959,647
Accrued discounts/premiums	4	–	(3,094)		(1,928)
Realized gain (loss)	–	–	(92)	–	(110,537)
Change in unrealized appreciation/depreciation	(5,441)	(181)	6,994	(22,660)	100,746
Purchases	1,062,847	–	–	3,894	–
Sales	–	–	(7,693)	–	(884,922)
Net transfers in or out of Level 3	–	–	(1,630,125)	(1,932,937)	–
Balance as of December 31, 2016	$1,057,410	$18,476	$765,335	$6,521	$63,006

42	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments in securities, at fair value (cost $1,009,912,767)	$1,053,739,939
Cash	392,586
Deposits with brokers for derivatives collateral	1,853,864
Receivables:
Interest and dividends	12,844,511
Investment securities sold	3,537,102
Capital shares sold	180,445
From advisor (See Note 3)	29,610
Unrealized appreciation on forward foreign currency exchange contracts	189,016
Credit default swap agreements receivable, at fair value (including upfront payments of $2,254,034)	1,837,409
Prepaid expenses and other assets	6,388
Total assets	1,074,610,870
LIABILITIES:
Payables:
Investment securities purchased	4,856,767
Capital shares reacquired	1,138,015
Variation margin	484,916
Management fee	447,037
Directors’ fees	133,148
Fund administration	35,972
Unrealized depreciation on forward foreign currency exchange contracts	71,788
Accrued expenses and other liabilities	810,424
Total liabilities	7,978,067
NET ASSETS	$1,066,632,803
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,047,851,024
Distributions in excess of net investment income	(133,148)
Accumulated net realized loss on investments, futures contracts, swaps and foreign currency related transactions	(25,744,376)
Net unrealized appreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	44,659,303
Net Assets	$1,066,632,803
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	89,345,044
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$11.94

See Notes to Financial Statements.	43

Statement of Operations

For the Year Ended December 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $15,421)	$1,747,222
Interest and other (net of foreign withholding taxes of $580)	52,385,357
Interest earned from Interfund Lending (See Note 11)	253
Total investment income	54,132,832
Expenses:
Management fee	5,077,272
Non 12b-1 service fees	2,546,891
Shareholder servicing	1,098,832
Fund administration	407,353
Reports to shareholders	127,298
Directors’ fees	35,243
Professional	71,522
Custody	53,251
Other	75,105
Gross expenses	9,492,767
Expense reductions (See Note 9)	(3,930)
Fees waived and expenses reimbursed (See Note 3)	(323,404)
Net expenses	9,165,433
Net investment income	44,967,399
Net realized and unrealized gain (loss):
Net realized loss on investments	(1,888,360)
Net realized loss on futures contracts, swaps and foreign currency related transactions	(2,944,061)
Net change in unrealized appreciation/depreciation on investments	76,281,345
Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	909,114
Net realized and unrealized gain	72,358,038
Net Increase in Net Assets Resulting From Operations	$117,325,437

44	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	December 31, 2016	December 31, 2015
Operations:
Net investment income	$44,967,399	$38,243,219
Net realized loss on investments, futures contracts, swaps and foreign currency related transactions	(4,832,421)	(14,428,168)
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	77,190,459	(40,847,481)
Net increase (decrease) in net assets resulting from operations	117,325,437	(17,032,430)
Distributions to shareholders from:
Net investment income	(47,075,516)	(41,094,016)
Net realized gain	–	(6,306,282)
Total distributions to shareholders	(47,075,516)	(47,400,298)
Capital share transactions (See Note 14):
Proceeds from sales of shares	148,838,089	322,164,243
Reinvestment of distributions	47,075,515	47,400,274
Cost of shares reacquired	(177,659,555)	(240,111,353)
Net increase in net assets resulting from capital share transactions	18,254,049	129,453,164
Net increase in net assets	88,503,970	65,020,436
NET ASSETS:
Beginning of year	$978,128,833	$913,108,397
End of year	$1,066,632,803	$978,128,833
Distributions in excess of net investment income	$(133,148)	$(5,523)

See Notes to Financial Statements.	45

Financial Highlights

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:

			Net	Total
	Net asset	Net	realized	from	Net
	value,	invest-	and	invest-	invest-	Net
	beginning	ment	unrealized	ment	ment	realized	Total
	of period	income(a)	gain (loss)	operations	income	gain	distributions
12/31/2016	$11.14	$0.52	$ 0.83	$ 1.35	$(0.55)	$ –	$(0.55)
12/31/2015	11.89	0.47	(0.65)	(0.18)	(0.49)	(0.08)	(0.57)
12/31/2014	12.31	0.54	(0.01)	0.53	(0.61)	(0.34)	(0.95)
12/31/2013	12.21	0.62	0.39	1.01	(0.65)	(0.26)	(0.91)
12/31/2012	11.64	0.71	0.74	1.45	(0.72)	(0.16)	(0.88)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

46	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

		Total
		expenses
		after
Net		waivers			Net
asset		and/or		Net	assets,	Portfolio
value,	Total	reimburse-	Total	investment	end of	turnover
end of	return	ments	expenses	income	period	rate
period	(%)(b)	(%)	(%)	(%)	(000)	(%)
$11.94	12.13	0.90	0.93	4.41	$1,066,633	120.09
11.14	(1.53)	0.90	0.94	3.91	978,129	116.08
11.89	4.35	0.90	0.93	4.26	913,108	90.21
12.31	8.17	0.90	0.93	4.89	861,130	49.59
12.21	12.53	0.90	0.93	5.68	773,725	46.31

See Notes to Financial Statements.	47

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Bond-Debenture Portfolio (the “Fund”).

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including

48

Notes to Financial Statements (continued)

observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2013 through December 31, 2016. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on futures contracts, swaps and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

49

Notes to Financial Statements (continued)

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized loss on futures contracts, swaps and foreign currency related transactions on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

50

Notes to Financial Statements (continued)

(k)	Reverse Repurchase Agreements–Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

(l)	Credit Default Swaps–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

51

Notes to Financial Statements (continued)

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based.

(m)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2016, the Fund had no unfunded loan commitment.

(n)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or

52

Notes to Financial Statements (continued)

liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2016, the effective management fee, net of waivers, was at an annualized rate of .47% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2016 and continuing through April 30, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .90%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The

53

Notes to Financial Statements (continued)

Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and 2015 was as follows:

	Year Ended	Year Ended
	12/31/2016	12/31/2015
Distributions paid from:
Ordinary income	$47,075,516	$41,858,433
Net long-term capital gains	–	5,541,865
Total distributions paid	$47,075,516	$47,400,298

As of December 31, 2016, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforwards*	$(22,106,945)
Temporary differences	(133,147)
Unrealized gains – net	41,021,871
Total accumulated gains – net	$18,781,779

*	The capital losses will carryforward indefinitely

As of December 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,012,297,828
Gross unrealized gain	54,164,307
Gross unrealized loss	(12,722,196)
Net unrealized security gain	$41,442,111

54

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions received, premium amortization and wash sales.

Permanent items identified during the fiscal year ended December 31, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in
Excess of Net
Investment	Accumulated Net
Income	Realized Loss	Paid-in Capital
$1,980,492	$(1,844,812)	$(135,680)

The permanent differences are attributable to the tax treatment of premium amortization, certain securities, certain distributions and foreign currency transactions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2016 were as follows:

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government
Purchases*	Purchases	Sales*	Sales
$197,236,658	$1,036,374,302	$212,132,059	$984,859,960

*	Includes U.S. Government sponsored enterprise securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the period ended December 31, 2016, the Fund engaged in crosstrades purchases of $551,529 and sales of $8,951,649, which resulted in net realized loss of $(166,490).

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2016 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2016 (as described in note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

55

Notes to Financial Statements (continued)

The Fund entered into centrally cleared credit default swaps on indexes during the fiscal year ended December 31, 2016 (as described in note 2(l)) to economically hedge credit risk. Centrally cleared credit default swaps on indexes involve the exchange of a fixed rate premium for protection against the loss in value of underlying securities within an index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. There is minimal counterparty credit risk to the Funds since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

As of December 31, 2016, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

		Foreign
	Interest Rate	Currency	Credit
Asset Derivatives	Contracts	Contracts	Contracts
Forward Foreign Currency Exchange Contracts(2)	–	$189,016	–
Futures Contracts(3)	$1,287,527	–	–

Liability Derivatives
Centrally Cleared Credit Default Swaps(1)	–	–	$416,625
Futures Contracts(3)	$ 152,384	–	–
Forward Foreign Currency Exchange Contracts(4)	–	$ 71,788	–

(1)	Statements of Assets and Liabilities location: Includes cumulative unrealized of centrally cleared credit default swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(2)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(3)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(4)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

56

Notes to Financial Statements (continued)

Transactions in derivative instruments for the year ended December 31, 2016, were as follows:

		Forward
	Interest Rate	Currency	Credit	Equity
	Contracts	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps Contracts	–	–	$(1,019,488)	–
Forward Foreign Currency Exchange Contracts	–	$907,718	–	–
Futures Contracts	$(1,909,521)	–	–	$(949,298)
Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps Contracts	–	–	$(263,136)	–
Forward Foreign Currency Exchange Contracts	–	$(19,818)	–	–
Futures Contracts	$1,193,753	–	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps Contracts(3)	–	–	$11,254,308	–
Forward Foreign Currency Exchange Contracts(3)		$12,314,438
Futures Contracts(4)	1,699	–	–	17

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2016.
(1)	Statements of Operations location: Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$189,016	$–	$189,016
Repurchase Agreements	12,535,583	–	12,535,583
Total	$12,724,599	$–	$12,724,599

57

Notes to Financial Statements (continued)

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets	Financial	Collateral	Collateral	Net
Counterparty	and Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$12,535,583	$ –	$ –	$(12,535,583)	$ –
J.P. Morgan Chase	17,084	(17,084)	–	–	–
Morgan Stanley	14,330	–	–	–	14,330
Standard Chartered Bank	148,542	(22,231)	–	–	126,311
State Street Bank and Trust	9,060	(5,539)	–	–	3,521
Total	$12,724,599	$(44,854)	$ –	$(12,535,583)	$144,162

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$71,788	$ –	$71,788
Total	$71,788	$ –	$71,788

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
J.P. Morgan Chase	$44,018	$(17,084)	$ –	$ –	$26,934
Standard Chartered Bank	22,231	(22,231)	–	–	–
State Street Bank and Trust	5,539	(5,539)	–	–	–
Total	$71,788	$(44,854)	$ –	$ –	$26,934

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2016.
(c)	Net amount represents the amount owed by the Fund by the counterparty as of December 31, 2016.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

58

Notes to Financial Statements (continued)

10.	LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended December 31, 2016, the Fund did not utilize the Facility.

11.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2016, the Fund participated as a lender in the Interfund Lending Program. The average amount loaned and interest rate were $12,712,216 and 0.725%, respectively. The Fund earned interest of $253, which is included in the Statement of Operations. There were no interfund loans outstanding as of December 31, 2016.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause

59

Notes to Financial Statements (concluded)

prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, while securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, they are not guaranteed by the U.S. Government. In addition, the Fund may invest in non-agency asset backed and mortgage-related securities, which are issued by private institutions, not by government sponsored enterprises.

The Fund may invest a portion of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest a portion of its net assets in floating rate or adjustable rate senior loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Shares sold	12,721,182	26,681,576
Reinvestment of distributions	3,949,141	4,222,649
Shares reacquired	(15,163,582)	(19,894,485)
Increase	1,506,741	11,009,740

60

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Bond-Debenture Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Bond-Debenture Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bond-Debenture Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2017

61

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

62

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

63

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

64

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Didier O. Rosenfeld (1976)	Executive Vice President	Elected in 2016	Director of Global Equity, joined Lord Abbett in 2015 and was formerly a Portfolio Manager and Senior Analyst at Cornerstone Capital Management (2014–2015) and Managing Director at State Street Global Advisors (2000–2013).

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

65

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

66

Approval of Advisory Contract

The Board, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the review of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also met with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2016. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year, three-year, five-year and ten-year periods. The Board also considered Lord Abbett’s performance and reputation generally, the

67

Approval of Advisory Contract (continued)

performance of other Lord Abbett-managed funds overseen by the Board and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s investment performance was reasonable and supported the continuation of the Agreement.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense levels of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and excluding marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint in the level of the management fee, in conjunction with a proposed expense limitation agreement adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible

68

Approval of Advisory Contract (concluded)

benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

69

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information For corporate shareholders, 3% of the Fund’s ordinary income distributions qualified for the dividend received deduction.

70

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Bond-Debenture Portfolio	LASFBD-2 (02/17)

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Calibrated Dividend Growth Portfolio

For the fiscal year ended December 31, 2016

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

18	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund — Calibrated Dividend Growth Portfolio

Annual Report

For the fiscal year ended December 31, 2016

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Daria L. Foster Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Calibrated Dividend Growth Portfolio for the fiscal year ended December 31, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2016, the Fund returned 15.10%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P 500® Index1, which returned 11.96% over the same period.

Domestic equity markets (as represented by the S&P 500® Index1) returned 11.96% over the past year. Despite this general move higher, there were significant bouts of volatility within U.S. stock markets, including their worst start to a calendar year on record.

Crude oil prices played a significant role in the increased market volatility, as Brent oil prices fluctuated sharply throughout the fiscal year. In December, the Organization of Petroleum Exporting Countries agreed to reduce oil production effective 2017. Furthermore, global markets were affected by the devaluation of China’s currency and weak economic data out of the region. The Chinese economy advanced at an annual rate of 6.7% in the third quarter of 2016, a slower pace than in recent years.

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June to leave the European Union (“Brexit”) was a surprise that caused a sell-off in global markets.

In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. The Federal Reserve (Fed) raised target rates for the second time in 12 months in December, from 0.25%–0.50% to 0.50%–0.75%. U.S. gross domestic product (GDP) grew at a 3.2% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third-quarter personal consumption and federal government spending increased. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, finishing at 4.6% in November.

The U.S. presidential election took an unexpected turn as Donald J. Trump was elected president, in contrast to indications from poll numbers before the election. Markets rallied on improved clarity in the U.S. political agenda, with the House and Senate also under Republican control.

The Fund focuses on U.S. large cap companies that consistently have grown their dividends over time, which represents a relatively narrow market segment, compared to its benchmark, the S&P 500. Relative to the S&P 500 benchmark, stock selection and sector weightings drove the Fund’s relative performance during the year.

Stock selection in the industrials sector was a positive contributor to the Fund’s performance, relative to its benchmark, during the period. Within industrials, one of the largest contributors was 3M Co., a diversified industrial manufacturer. 3M Co. reported stable, positive growth throughout the year with additional growth being forecasted in the future. Also contributing to relative performance was FedEx Corp., a provider of transportation, e-commerce, and business services. FedEx reported a strong fiscal first quarter of 2017, which beat consensus estimates, with earnings per share growing 20% year over year. In addition, the company was able to raise ground daily package volumes by 10%, while increasing margins in the segment by 0.20%.

The Fund’s sector underweight and positive stock selection in the health care sector also contributed to the Fund’s performance, relative to its benchmark. Within the health care sector, an overweight position in C.R. Bard, Inc., a medical equipment manufacturer, helped relative performance. The company benefited from a strong second quarter earnings report, which beat consensus estimates and raised future revenue growth estimates. The company’s international segments also contributed to earnings as investments overseas continued to pay off. Similarly, the Fund’s holdings of Abbvie Inc., a pharmaceuticals developer and manufacturer, contributed to performance. The company’s stock advanced as challenges to its important Humira patent were rejected and Trump’s presidential victory was viewed positively for pharmaceuticals, with Hillary Clinton’s proposed reforms now less likely to succeed.

Conversely, the Fund’s stock selection in the consumer staples sector detracted from relative performance. Within consumer staples, shares of CVS Health Corp., an integrated pharmacy health care services company, detracted from performance. The company’s shares declined, reflecting a lower profit outlook following the projected loss of significant retail prescriptions due to new retail pharmacy networks that are excluding CVS pharmacy drug stores. Also detracting from relative performance were shares of Kimberly-Clark Corp., a global health and hygiene company, which declined during the period. The company reported third quarter 2016 earnings that missed expectations with lower organic sales growth than estimated. Foreign exchange changes also adversely impacted the company as management cited a more challenging economic and competitive environment.

The Fund’s underweight to the financials sector also detracted from relative performance during the year. After a challenging start to the year, the sector performed strongly following Trump’s presidential victory and market expectations for stronger growth, higher inflation, and reduced regulations.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Funds as of December 31, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index and the S&P 900® 10-Year Dividend Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

The S&P 900® 10-Year Dividend Growth Index is a custom index that, along with changes in the Fund’s investment strategy, the Fund began disclosing in its prospectus effective September 27, 2012.

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Class VC	15.10%	12.57%	6.92%

1 Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund’s performance.

2 Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on September 27, 2012.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/16 – 12/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
			7/1/16 -
	7/1/16	12/31/16	12/31/16
Class VC
Actual	$1,000.00	$1,034.60	$4.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.32

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2016

Sector*	%**
Consumer Discretionary	9.03%
Consumer Staples	18.04%
Energy	7.85%
Financials	6.78%
Health Care	9.42%
Industrials	19.72%
Information Technology	12.36%
Materials	5.10%
Telecommunication Services	4.15%
Utilities	6.57%
Repurchase Agreement	0.98%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2016

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.93%

Aerospace & Defense 6.96%
General Dynamics Corp.	11,800	$2,038
Lockheed Martin Corp.	10,692	2,672
Northrop Grumman Corp.	8,100	1,884
Raytheon Co.	13,500	1,917
United Technologies Corp.	31,100	3,409
Total		11,920

Air Freight & Logistics 0.66%
FedEx Corp.	6,065	1,129

Banks 0.66%
Cullen/Frost Bankers, Inc.	12,800	1,129

Beverages 3.77%
Coca-Cola Co. (The)	69,668	2,889
PepsiCo, Inc.	34,124	3,570
Total		6,459

Biotechnology 1.63%
AbbVie, Inc.	44,599	2,793

Capital Markets 2.94%
Eaton Vance Corp.	21,900	917
S&P Global, Inc.	14,200	1,527
SEI Investments Co.	20,800	1,027
T. Rowe Price Group, Inc.	20,800	1,565
Total		5,036

Chemicals 4.50%
Air Products & Chemicals, Inc.	4,800	690
International Flavors & Fragrances, Inc.	11,500	1,355
Monsanto Co.	24,095	2,535
PPG Industries, Inc.	17,306	1,640
Praxair, Inc.	5,500	645
RPM International, Inc.	15,800	851
Total		7,716

Commercial Services & Supplies 0.52%
Republic Services, Inc.	15,500	884
Investments	Shares	Fair Value (000)
Containers & Packaging 0.23%
Bemis Co., Inc.	8,100	$387

Distributors 0.52%
Genuine Parts Co.	9,400	898

Diversified Telecommunication Services 4.15%
AT&T, Inc.	74,408	3,165
Verizon Communications, Inc.	73,800	3,939
Total		7,104

Electric: Utilities 3.33%
Edison International	27,400	1,973
Eversource Energy	45,600	2,518
NextEra Energy, Inc.	5,121	612
Southern Co. (The)	12,300	605
Total		5,708

Energy Equipment & Services 0.47%
Helmerich & Payne, Inc.	10,412	806

Food & Staples Retailing 7.25%
Costco Wholesale Corp.	15,300	2,450
CVS Health Corp.	29,700	2,344
Sysco Corp.	10,400	576
Wal-Mart Stores, Inc.	39,580	2,736
Walgreens Boots Alliance, Inc.	52,121	4,313
Total		12,419

Food Products 2.60%
Archer-Daniels-Midland Co.	38,000	1,735
General Mills, Inc.	28,100	1,736
Hormel Foods Corp.	19,800	689
Kellogg Co.	3,900	287
Total		4,447

Gas Utilities 0.18%
UGI Corp.	6,800	313

Schedule of Investments (continued)

December 31, 2016

Investments	Shares	Fair Value (000)
Health Care Equipment & Supplies 4.01%
Becton, Dickinson & Co.	5,000	$828
C.R. Bard, Inc.	10,088	2,266
Medtronic plc (Ireland)(a)	32,591	2,322
STERIS plc (United Kingdom)(a)	4,300	290
West Pharmaceutical Services, Inc.	13,700	1,162
Total		6,868

Health Care Providers & Services 1.56%
AmerisourceBergen Corp.	11,200	876
Cardinal Health, Inc.	25,048	1,803
Total		2,679

Hotels, Restaurants & Leisure 2.99%
McDonald’s Corp.	36,674	4,464
Cracker Barrel Old Country Store, Inc.	4,000	668
Total		5,132

Household Products 3.70%
Kimberly-Clark Corp.	31,635	3,610
Procter & Gamble Co. (The)	32,400	2,724
Total		6,334

Industrial Conglomerates 2.78%
3M Co.	23,017	4,110
Roper Technologies, Inc.	3,600	659
Total		4,769

Information Technology Services 4.59%
Accenture plc Class A (Ireland)(a)	18,000	2,108
Automatic Data Processing, Inc.	11,800	1,213
International Business Machines Corp.	27,387	4,546
Total		7,867
Investments	Shares	Fair Value (000)
Insurance 3.17%
Chubb Ltd. (Switzerland)(a)	30,764	$4,065
Hanover Insurance Group, Inc. (The)	7,200	655
Old Republic International Corp.	37,800	718
Total		5,438

Machinery 4.76%
Caterpillar, Inc.	16,900	1,567
Cummins, Inc.	18,100	2,474
Graco, Inc.	12,100	1,006
Illinois Tool Works, Inc.	6,200	759
Nordson Corp.	3,500	392
Parker-Hannifin Corp.	4,700	658
Pentair plc (United Kingdom)(a)	23,100	1,295
Total		8,151

Metals & Mining 0.36%
Nucor Corp.	10,500	625

Multi-Utilities 3.05%
Dominion Resources, Inc.	47,200	3,615
SCANA Corp.	21,898	1,605
Total		5,220

Oil, Gas & Consumable Fuels 7.37%
Chevron Corp.	57,649	6,785
EOG Resources, Inc.	21,150	2,138
Exxon Mobil Corp.	7,200	650
Occidental Petroleum Corp.	29,073	2,071
Williams Cos., Inc. (The)	31,600	984
Total		12,628

Pharmaceuticals 2.21%
Johnson & Johnson	32,919	3,793

Professional Services 0.78%
Robert Half International, Inc.	27,500	1,342

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2016

Investments	Shares	Fair Value (000)
Road & Rail 1.69%
CSX Corp.	80,500	$2,892

Semiconductors & Semiconductor Equipment 5.82%
Microchip Technology, Inc.	34,366	2,205
QUALCOMM, Inc.	79,057	5,154
Texas Instruments, Inc.	35,700	2,605
Total		9,964

Software 1.95%
Microsoft Corp.	53,700	3,337

Specialty Retail 3.84%
Best Buy Co., Inc.	20,900	892
Lowe’s Cos., Inc.	36,525	2,598
Ross Stores, Inc.	27,000	1,771
Tiffany & Co.	9,100	704
TJX Cos., Inc. (The)	8,200	616
Total		6,581

Textiles, Apparel & Luxury Goods 1.66%
NIKE, Inc. Class B	39,600	2,013
VF Corp.	15,600	832
Total		2,845

Tobacco 0.71%
Reynolds American, Inc.	21,700	1,216

Trading Companies & Distributors 1.56%
MSC Industrial Direct Co., Inc. Class A	15,600	1,441
W.W. Grainger, Inc.	5,300	1,231
Total		2,672
Total Common Stocks (cost $163,064,541)		169,501
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.99%

Repurchase Agreement
Repurchase Agreement dated 12/30/2016, 0.03% due 1/3/2017 with Fixed Income Clearing Corp. collateralized by $1,615,000 of U.S. Treasury Inflation Indexed Note at 0.125% due 4/15/2017; value: $1,722,360; proceeds: $1,684,993 (cost $1,684,987)	$1,685	$1,685
Total Investments in Securities 99.92% (cost $164,749,528)		171,186
Other Assets in Excess of Liabilities(b) 0.08%		144
Net Assets 100.00%		$171,330
(a)	Foreign security traded in U.S. dollars.
(b)	Other Assets in Excess of Liabilities include net unrealized depreciation on futures contracts as follows:

Open Futures Contracts at December 31, 2016:
Type	Expiration	Contracts	Position	Notional Value	Unrealized Depreciation
E-Mini S&P 500 Index	March 2017	11	Long	$1,229,910	$(4,125)

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$169,501	$–	$–	$169,501
Repurchase Agreement	–	1,685	–	1,685
Total	$169,501	$1,685	$–	$171,186

Other Financial Instruments
Futures Contracts
Assets	$–	$–	$–	$–
Liabilities	(4)	–	–	(4)
Total	$(4)	$–	$–	$(4)

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2016.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments in securities, at fair value (cost $164,749,528)	$171,186,010
Deposits with brokers for futures collateral	47,500
Receivables:
Investment securities sold	1,084,137
Interest and dividends	255,013
Capital shares sold	121,898
From advisor (See Note 3)	55,180
Prepaid expenses	935
Total assets	172,750,673
LIABILITIES:
Payables:
Investment securities purchased	1,085,411
Management fee	108,947
Capital shares reacquired	78,510
Directors’ fees	20,204
Variation margin	4,507
Fund administration	5,810
Accrued expenses	117,346
Total liabilities	1,420,735
NET ASSETS	$171,329,938
COMPOSITION OF NET ASSETS:
Paid-in capital	$164,571,350
Distributions in excess of net investment income	(19,946)
Accumulated net realized gain on investments and futures contracts	346,177
Net unrealized appreciation on investments and futures contracts	6,432,357
Net Assets	$171,329,938
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	11,838,532
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.47

12	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2016

Investment income:
Dividends	$3,997,074
Interest	644
Total investment income	3,997,718
Expenses:
Management fee	1,094,221
Non 12b-1 service fees	365,308
Shareholder servicing	164,080
Fund administration	58,358
Reports to shareholders	33,119
Directors’ fees	4,872
Professional	52,738
Custody	36,445
Other	12,894
Gross expenses	1,822,035
Expense reductions (See Note 9)	(573)
Fees waived and expenses reimbursed (See Note 3)	(581,345)
Net expenses	1,240,117
Net investment income	2,757,601
Net realized and unrealized gain:
Net realized gain on investments	11,169,750
Net realized gain on futures contracts	146,195
Net change in unrealized appreciation/depreciation on investments	5,544,538
Net change in unrealized appreciation/depreciation on futures contracts	164
Net realized and unrealized gain	16,860,647
Net Increase in Net Assets Resulting From Operations	$19,618,248

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Operations:
Net investment income	$2,757,601	$1,943,595
Net realized gain on investments and futures contracts	11,315,945	6,372,114
Net change in unrealized appreciation/depreciation on investments and futures contracts	5,544,702	(10,981,684)
Net increase (decrease) in net assets resulting from operations	19,618,248	(2,665,975)
Distributions to shareholders from:
Net investment income	(2,760,683)	(1,956,907)
Net realized gain	(10,343,840)	(9,585,159)
Total distributions to shareholders	(13,104,523)	(11,542,066)
Capital share transactions (See Note 14):
Proceeds from sales of shares	87,781,663	31,364,855
Reinvestment of distributions	13,104,523	11,542,066
Cost of shares reacquired	(41,085,594)	(41,983,707)
Net increase in net assets resulting from capital share transactions	59,800,592	923,214
Net increase (decrease) in net assets	66,314,317	(13,284,827)
NET ASSETS:
Beginning of year	$105,015,621	$118,300,448
End of year	$171,329,938	$105,015,621
Distributions in excess of net investment income	$(19,946)	$(16,864)

14	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2016	$13.60	$0.28	$ 1.78	$ 2.06	$(0.25)	$(0.94)	$(1.19)
12/31/2015	15.55	0.27	(0.60)	(0.33)	(0.27)	(1.35)	(1.62)
12/31/2014	16.27	0.27	1.60	1.87	(0.29)	(2.30)	(2.59)
12/31/2013	14.22	0.26	3.68	3.94	(0.28)	(1.61)	(1.89)
12/31/2012	13.03	0.34	1.29	1.63	(0.44)	–	(0.44)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$14.47	15.10	0.85	1.25	1.89	$171,330	75.49
13.60	(2.13)	0.85	1.28	1.76	105,016	69.61
15.55	11.54	0.85	1.25	1.63	118,300	79.31
16.27	27.93	0.85	1.27	1.62	128,593	65.36
14.22	12.46	1.07	1.26	2.42	110,603	116.38

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Calibrated Dividend Growth Portfolio (the “Fund”).

The Fund’s investment objective is to seek current income and capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

18

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2013 through December 31, 2016. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on futures contracts and foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Futures Contracts–The Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an

19

Notes to Financial Statements (continued)

agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

20

Notes to Financial Statements (continued)

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2016, the effective management fee, net of waivers, was at an annualized rate of .35% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2016 and continuing through April 30, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .85%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and 2015 was as follows:

	Year Ended 12/31/2016	Year Ended 12/31/2015
Distributions paid from:
Ordinary income	$4,821,625	$5,299,556
Net long-term capital gains	8,282,898	6,242,510
Total distributions paid	$13,104,523	$11,542,066

21

Notes to Financial Statements (continued)

As of December 31, 2016, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$1,216,635
Undistributed long-term capital gains	696,061
Total undistributed earnings	1,912,696
Temporary differences	(20,203)
Unrealized gains – net	4,866,095
Total accumulated gains – net	$6,758,588

As of December 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$166,319,915
Gross unrealized gain	8,066,778
Gross unrealized loss	(3,200,683)
Net unrealized security gain	$4,866,095

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2016 were as follows:

Purchases	Sales
$157,793,354	$108,703,756

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2016.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended December 31, 2016 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2016, the Fund had futures contracts with unrealized depreciation of $(4,125), which is included in the Schedule of Investments. Only current day’s variation margin is reported within the Fund’s Statement of Assets and Liabilities. Amounts of $146,195 and $164 are included in the Statement of Operations related to futures contracts under the captions Net realized gain on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 10.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash

22

Notes to Financial Statements (continued)

collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$1,684,987	$–	$1,684,987
Total	$1,684,987	$–	$1,684,987

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$1,684,987	$–	$–	$(1,684,987)	$–
Total	$1,684,987	$–	$–	$(1,684,987)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2016.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million,

23

Notes to Financial Statements (concluded)

or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended December 31, 2016, the Fund did not utilize the Facility.

11.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2016, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. The value of the Fund’s investments in equity securities will fluctuate in response to general economic conditions and to the changes in the prospects of particular companies and/or sectors in the economy. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a rising market.

Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

The Fund’s exposure to foreign companies and markets presents increased market, liquidity, currency, political and other risks.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Shares sold	6,045,995	2,104,100
Reinvestment of distributions	893,876	827,804
Shares reacquired	(2,821,771)	(2,817,767)
Increase	4,118,100	114,137

24

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Calibrated Dividend Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calibrated Dividend Growth Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calibrated Dividend Growth Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2017

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

27

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

28

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Didier O. Rosenfeld (1976)	Executive Vice President	Elected in 2016	Director of Global Equity, joined Lord Abbett in 2015 and was formerly a Portfolio Manager and Senior Analyst at Cornerstone Capital Management (2014–2015) and Managing Director at State Street Global Advisors (2000–2013).

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

29

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

30

Approval of Advisory Contract

The Board, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the review of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also met with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2016. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year, three-year and ten-year periods and

31

Approval of Advisory Contract (continued)

below the median of the performance peer group for the five-year period. The Board also considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s investment performance was reasonable and supported the continuation of the Agreement.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense levels of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and excluding marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the levels of the management fee, in conjunction with a proposed expense limitation agreement adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than

32

Approval of Advisory Contract (concluded)

investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

33

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 69% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2016, $2,060,942 and $8,282,898, respectively, represent short-term capital gains and long-term capital gains.

34

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Calibrated Dividend Growth Portfolio	SFCS-PORT-3 (02/17)

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Classic Stock Portfolio

For the fiscal year ended December 31, 2016

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund — Classic Stock Portfolio
Annual Report

For the fiscal year ended December 31, 2016

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Daria L. Foster Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Classic Stock Portfolio for the fiscal year ended December 31, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2016, the Fund returned 12.44%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Index,1 which returned 12.05% over the same period.

Domestic equity markets (as represented by the S&P 500® Index2) returned 11.96% over the past year. Despite this general move higher, there were significant bouts of volatility within U.S. stock markets, including their worst start to a calendar year on record.

Crude oil prices played a significant role in the increased market volatility, as Brent oil prices fluctuated sharply throughout the fiscal year. In December, the Organization of Petroleum Exporting Countries (OPEC) agreed to reduce oil production effective 2017. Furthermore, global markets were affected by the devaluation of China’s currency and weak economic data out of the region. The Chinese economy advanced at an annual rate of 6.7% in the third quarter of 2016, a slower pace than in recent years.

1

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June to leave the European Union (“Brexit”) was a surprise that caused a sell-off in global markets.

In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. The Federal Reserve (Fed) raised target rates in for the second time in 12 months in December, from 0.25%–0.50% to 0.50%–0.75%. U.S. gross domestic product (GDP) grew at a 3.2% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third-quarter personal consumption and federal government spending increased, quarter over quarter. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, and was reported at 4.6% in November.

The U.S. presidential election took an unexpected turn as Donald J. Trump was elected president, in contrast to indications from poll numbers before the election. Markets rallied on improved clarity in the U.S. political agenda, with the House and Senate also under Republican control.

The Fund modestly outperformed its index during the period. The largest contributors to relative performance during the 12-month period were the heath care and energy sectors. Within the health care sector, shares of UnitedHealth Group Inc., a diversified health and well-being company, rose in the fourth quarter due to increased momentum in Medicare Advantage enrollment and 2017 earnings guidance that was well above consensus estimates. Shares of St. Jude Medical, Inc., a developer, manufacturer, and distributor of cardiovascular medical devices, surged in late April after it was announced that the company would be acquired by Abbott Laboratories at a substantial premium to its previous closing price, which validated our investment thesis that St. Jude’s underlying assets were more valuable than its share price implied. Within the energy sector, shares of Devon Energy Corp., a North American energy exploration and production company, rose as the company took several steps in 2016 to strengthen its balance sheet, including sale of valuable, but non-core, assets, which helped its shares rise as investors recognized this financial improvement. Shares of EOG Resources, Inc., an explorer, developer, producer, and marketer of natural gas and crude oil, also rose after the company released strong second quarter earnings and growth estimates. The company also advanced in the fourth quarter following OPEC’s agreement to reduce oil production for the first time in eight years.

The largest detractors to relative performance during the trailing 12-month period were the consumer staples and materials sectors. Within the consumer staples sector, shares of CVS Health Corporation, a pharmacy and health care company, fell after the California Public Employee’s Retirement System switched

2

their PBM (pharmacy benefit manager) contract to United Healthcare’s OptumRx. CVS was further hurt during the fourth quarter after the company revised its 2017 guidance expectations, which were well below consensus estimates. Shares of Colgate-Palmolive Co., a manufacturer and seller of consumer products, fell as the company experienced challenges from slower growth due to the headwinds from the macro-economic environment and pressures from competitors in China and India. Within the materials sector, shares of PPG Industries Inc., a manufacturer and distributor of coatings, specialty materials, and glass products, dropped as the company’s large international exposure created challenges due to the uncertainty of macro-economic conditions, foreign exchange headwinds, and rising prices of raw materials. Shares of Dow Chemical Co., a diversified chemical company that provides chemical, plastic, and agricultural products and services to various customer markets, fell due to investor concerns of a potential global recession following “Brexit”.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index.

2  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Funds as of December 31, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell 1000® Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

	Average Annual Total Returns for the
	Periods Ended December 31, 2016
	1 Year	5 Years	10 years
Class VC	12.44%	12.69%	6.16%

1  Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/16 – 12/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†

			7/1/16 -
	7/1/16	12/31/16	12/31/16
Class VC
Actual	$1,000.00	$1,095.30	$5.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.82

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2016

Sector*	%**
Consumer Discretionary	10.02%
Consumer Staples	7.42%
Energy	10.78%
Financials	17.40%
Health Care	11.91%
Industrials	9.99%
Information Technology	20.59%
Materials	2.97%
Real Estate	2.41%
Telecommunication Services	1.33%
Utilities	3.10%
Repurchase Agreement	2.08%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2016

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.00%

Aerospace & Defense 0.67%
TransDigm Group, Inc.	1,209	$301

Banks 8.05%
Citizens Financial Group, Inc.	32,463	1,157
East West Bancorp, Inc.	16,354	831
Wells Fargo & Co.	29,974	1,652
Total		3,640

Beverages 3.55%
PepsiCo, Inc.	15,322	1,603

Biotechnology 0.93%
Celgene Corp.*	3,631	420

Capital Markets 3.32%
Morgan Stanley	10,724	453
TD Ameritrade Holding Corp.	24,019	1,047
Total		1,500

Chemicals 2.97%
Dow Chemical Co. (The)	11,720	671
PPG Industries, Inc.	7,108	673
Total		1,344

Communications Equipment 2.27%
Cisco Systems, Inc.	34,023	1,028

Consumer Finance 2.43%
Discover Financial Services	15,213	1,097

Diversified Telecommunication Services 1.34%
AT&T, Inc.	14,188	603

Electric: Utilities 3.10%
NextEra Energy, Inc.	7,871	940
PG&E Corp.	7,593	462
Total		1,402

Energy Equipment & Services 1.74%
Schlumberger Ltd.	9,370	787
Investments	Shares	Fair Value (000)
Equity Real Estate Investment Trusts 2.41%
Boston Properties, Inc.	4,899	$616
Vornado Realty Trust	4,537	474
Total		1,090

Food & Staples Retailing 0.30%
CVS Health Corp.	1,707	135

Food Products 3.10%
Mondelez International, Inc. Class A	31,625	1,402

Health Care Equipment & Supplies 2.43%
Abbott Laboratories	28,613	1,099

Health Care Providers & Services 3.48%
UnitedHealth Group, Inc.	9,836	1,574

Hotels, Restaurants & Leisure 1.37%
Yum! Brands, Inc.	9,798	620

Household Durables 1.10%
Lennar Corp. Class A	11,543	496

Household Products 0.48%
Colgate-Palmolive Co.	3,295	216

Industrial Conglomerates 4.93%
General Electric Co.	39,869	1,260
Honeywell International, Inc.	8,361	968
Total		2,228

Information Technology Services 1.88%
Fidelity National Information Services, Inc.	11,212	848

Insurance 3.61%
Chubb Ltd. (Switzerland)(a)	8,674	1,146
Hartford Financial Services Group, Inc. (The)	10,225	487
Total		1,633

Internet Software & Services 3.62%
Alphabet, Inc. Class A*	2,066	1,637

See Notes to Financial Statements.	7

Schedule of Investments (continued)

Investments	Shares	Fair Value (000)
Life Sciences Tools & Services 1.12%
Thermo Fisher Scientific, Inc.	3,581	$505

Machinery 2.84%
Caterpillar, Inc.	5,314	493
ITT, Inc.	13,720	529
PACCAR, Inc.	4,064	260
Total		1,282

Media 2.32%
Comcast Corp. Class A	11,594	801
Time Warner, Inc.	2,563	247
Total		1,048

Oil, Gas & Consumable Fuels 9.04%
Anadarko Petroleum Corp.	11,751	819
Devon Energy Corp.	15,665	715
EOG Resources, Inc.	12,749	1,289
Occidental Petroleum Corp.	11,579	825
Range Resources Corp.	12,792	440
Total		4,088

Pharmaceuticals 3.96%
Pfizer, Inc.	55,069	1,789

Road & Rail 1.57%
CSX Corp.	19,755	710

Semiconductors & Semiconductor Equipment 5.45%
Broadcom Ltd. (Singapore)(a)	2,658	470
Microchip Technology, Inc.	11,485	736
QUALCOMM, Inc.	19,291	1,258
Total		2,464

Software 3.28%
Microsoft Corp.	23,876	1,484
Investments	Shares	Fair Value (000)
Specialty Retail 5.24%
AutoZone, Inc.*	1,479	$1,168
Foot Locker, Inc.	8,094	574
L Brands, Inc.	9,523	627
Total		2,369

Technology Hardware, Storage & Peripherals 4.10%
Apple, Inc.	16,012	1,854
Total Common Stocks (cost $39,928,641)		44,296

	Principal Amount (000)
SHORT-TERM INVESTMENT 2.08%

Repurchase Agreement
Repurchase Agreement dated 12/30/2016, 0.03% due 1/3/2017 with Fixed Income Clearing Corp. collateralized by $900,000 of U.S. Treasury Inflation Indexed Note at 0.125% due 4/15/2017; value: $959,829; proceeds: $938,803 (cost $938,800)	$939	939
Total Investments in Securities 100.08% (cost $40,867,441)		45,235
Liabilities in Excess of Other Assets (0.08)%		(38)
Net Assets 100.00%		$45,197

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$44,296	$–	$–	$44,296
Repurchase Agreement	–	939	–	939
Total	$44,296	$939	$–	$45,235

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2016.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments in securities, at fair value (cost $40,867,441)	$45,235,172
Receivables:
Interest and dividends	71,282
From advisor (See Note 3)	14,427
Capital shares sold	6,025
Prepaid expenses and other assets	1,410
Total assets	45,328,316
LIABILITIES:
Payables:
Management fee	27,057
Capital shares reacquired	18,729
Directors’ fees	6,008
Fund administration	1,546
Accrued expenses	77,834
Total liabilities	131,174
NET ASSETS	$45,197,142
COMPOSITION OF NET ASSETS:
Paid-in capital	$40,351,848
Distributions in excess of net investment income	(221)
Accumulated net realized gain on investments	477,784
Net unrealized appreciation on investments	4,367,731
Net Assets	$45,197,142
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	3,612,556
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$12.51

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2016

Investment income:
Dividends	$864,632
Interest and other	368
Total investment income	865,000
Expenses:
Management fee	280,967
Non 12b-1 service fees	100,405
Shareholder servicing	49,962
Fund administration	16,055
Reports to shareholders	29,585
Directors’ fees	1,379
Professional	42,815
Custody	8,561
Other	5,256
Gross expenses	534,985
Expense reductions (See Note 8)	(158)
Fees waived and expenses reimbursed (See Note 3)	(153,515)
Net expenses	381,312
Net investment income	483,688
Net realized and unrealized gain:
Net realized gain on investments	1,660,746
Net change in unrealized appreciation/depreciation on investments	2,623,332
Net realized and unrealized gain	4,284,078
Net Increase in Net Assets Resulting From Operations	$4,767,766

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Operations:
Net investment income	$483,688	$312,587
Net realized gain on investments	1,660,746	5,555,517
Net change in unrealized appreciation/depreciation on investments	2,623,332	(6,847,347)
Net increase (decrease) in net assets resulting from operations	4,767,766	(979,243)
Distributions to shareholders from:
Net investment income	(442,540)	(305,595)
Net realized gain	(1,677,064)	(6,419,296)
Total distributions to shareholders	(2,119,604)	(6,724,891)
Capital share transactions (See Note 13):
Proceeds from sales of shares	29,910,562	25,924,123
Reinvestment of distributions	2,119,575	6,724,890
Cost of shares reacquired	(23,123,823)	(34,599,609)
Net increase (decrease) in net assets resulting from capital share transactions	8,906,314	(1,950,596)
Net increase (decrease) in net assets	11,554,476	(9,654,730)
NET ASSETS:
Beginning of year	$33,642,666	$43,297,396
End of year	$45,197,142	$33,642,666
Distributions in excess of net investment income	$(221)	$(5,249)

12	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of period	income(a)	gain (loss)	tions	income	gain	butions
12/31/2016	$11.66	$0.14	$ 1.31	$ 1.45	$(0.13)	$(0.47)	$(0.60)
12/31/2015	14.15	0.11	(0.23)	(0.12)	(0.11)	(2.26)	(2.37)
12/31/2014	14.77	0.10	1.25	1.35	(0.11)	1.86	(1.97)
12/31/2013	12.77	0.14	3.64	3.78	(0.15)	(1.63)	(1.78)
12/31/2012	11.21	0.14	1.55	1.69	(0.13)	–	(0.13)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

		Total
		expenses
Net		after			Net
asset		waivers		Net	assets,	Portfolio
value,	Total	and/or reim-	Total	investment	end of	turnover
end of	return(b)	bursements	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)
$12.51	12.44	0.95	1.33	1.20	$45,197	100.02
11.66	(0.90)	0.95	1.32	0.78	33,643	100.46
14.15	9.14	0.95	1.30	0.68	43,297	49.77
14.77	29.85	0.95	1.31	0.95	45,458	42.01
12.77	15.09	0.95	1.32	1.13	39,909	23.58

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Classic Stock Portfolio (the “Fund”).

The Fund’s investment objective is growth of capital and growth of income consistent with reasonable risk. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2013 through December 31, 2016. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable

17

Notes to Financial Statements (continued)

inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the fiscal year ended December 31, 2016, the effective management fee, net of waivers, was at an annualized rate of .32% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2016 and continuing through April 30, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary

18

Notes to Financial Statements (continued)

to limit total net annual operating expenses, to an annual rate of ..95%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and 2015 was as follows:

	Year Ended 12/31/2016	Year Ended 12/31/2015
Distributions paid from:
Ordinary income	$442,540	$305,595
Net long-term capital gains	1,677,064	6,419,296
Total distributions paid	$2,119,604	$6,724,891

As of December 31, 2016, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$5,787
Undistributed long-term capital gains	685,043
Total undistributed earnings	690,830
Temporary differences	(6,008)
Unrealized gains – net	4,160,472
Total accumulated gains – net	$4,845,294

As of December 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$41,074,700
Gross unrealized gain	4,660,964
Gross unrealized loss	(500,492)
Net unrealized security gain	$4,160,472

19

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions received and wash sales.

Permanent items identified during the fiscal year ended December 31, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized
Investment Income	Gain
$(36,120)	$36,120

The permanent differences are attributable to the tax treatment of certain distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2016 were as follows:

Purchases	Sales
$45,795,535	$39,309,303

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2016.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$938,800	$–	$938,800
Total	$938,800	$–	$938,800

20

Notes to Financial Statements (continued)

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$938,800	$–	$–	$(938,800)	$–
Total	$938,800	$–	$–	$(938,800)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2016.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended December 31, 2016, the Fund did not utilize the Facility.

10.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

21

Notes to Financial Statements (concluded)

During the fiscal year ended December 31, 2016, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares sold	2,570,120	1,904,507
Reinvestment of distributions	169,122	558,469
Shares reacquired	(2,011,279)	(2,638,654)
Increase (decrease)	727,963	(175,678)

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Classic Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Classic Stock Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Classic Stock Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2017

23

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Didier O. Rosenfeld (1976)	Executive Vice President	Elected in 2016	Director of Global Equity, joined Lord Abbett in 2015 and was formerly a Portfolio Manager and Senior Analyst at Cornerstone Capital Management (2014–2015) and Managing Director at State Street Global Advisors (2000–2013).

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the review of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also met with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2016. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year, three-year and ten-year periods and below the median of the performance peer group for the five-year period. The Board also considered Lord

29

Approval of Advisory Contract (continued)

Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s investment performance was reasonable and supported the continuation of the Agreement.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense levels of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and excluding marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the levels of the management fee, in conjunction with a proposed expense limitation agreement adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible

30

Approval of Advisory Contract (concluded)

benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2016, $1,677,064 represents long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by		SFCLASS-PORT-3
LORD ABBETT DISTRIBUTOR LLC.	Classic Stock Portfolio	(02/17)

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Developing Growth Portfolio

For the fiscal year ended December 31, 2016

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund — Developing Growth Portfolio
Annual Report

For the fiscal year ended December 31, 2016

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Daria L. Foster Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Developing Growth Portfolio for the fiscal year ended December 31, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2016, the Fund returned -2.60%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 2000 Growth® Index1, which returned 11.32% over the same period.

Domestic equity markets (as represented by the S&P 500® Index2) returned 11.96% over the past year. Despite this general move higher, there were significant bouts of volatility within U.S. stock markets, including their worst start to a calendar year on record.

Crude oil prices played a significant role in the increased market volatility, as Brent oil prices fluctuated sharply throughout the fiscal year. In December, the Organization of Petroleum Exporting Countries agreed to reduce oil production effective 2017. Furthermore, global markets were affected by the devaluation of China’s currency and weak economic data out of the region. The Chinese economy advanced at an annual rate of 6.7% in the third quarter of 2016, a slower pace than in recent years.

1

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June to leave the European Union (“Brexit”) was a surprise that caused a sell-off in global markets.

In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. The Federal Reserve (Fed) raised target rates for the second time in 12 months in December, from 0.25%–0.50% to 0.50%–0.75%. U.S. gross domestic product (GDP) grew at a 3.2% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third-quarter personal consumption and federal government spending increased, quarter over quarter. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, and was reported at 4.6% in November.

The U.S. presidential election took an unexpected turn as Donald J. Trump was elected president, in contrast to indications from poll numbers before the election. Markets rallied on improved clarity in the U.S. political agenda, with the House and Senate also under Republican control.

The leading detractor from the Fund’s performance relative to the benchmark during the period was stock selection within the information technology sector. Within this sector, the Fund’s position in SunPower Corp., a global energy company, was a primary detractor. Shares of SunPower fell during the period as the company failed to deliver on second quarter earnings expectations and lowered future revenue and margin guidance. Another detractor within the sector was the Fund’s position in Gogo, Inc., a provider of in-flight connectivity and wireless entertainment solutions. Shares of Gogo fell as the company reported mixed results for third quarter 2016; the growth of its average revenue per aircraft was expected to slow.

Stock selection in the industrials sector was another detractor from the Fund’s performance relative to the benchmark during the period. Within this sector, the Fund’s holdings of Dycom Industries, Inc., a North American provider of specialty contracting services, detracted most. Dycom experienced a pause in fiber deployment from an unnamed customer, which had a significant effect on its fiscal fourth quarter revenue.

The leading contributor to the Fund’s relative performance during the reporting period was security selection in the health care sector. Within this sector, the Fund’s holdings of Exelixis, Inc., a biopharmaceutical company, contributed most. Shares of Exelixis rose as its kidney cancer treatment, CABOMETYX, was approved in Europe. Another contributor within this sector over the past year was the Fund’s position in ZELTIQ Aesthetics, Inc., a medical technology company. Shares of ZELTIQ Aesthetics rose as improvements in its utilization and international growth helped it beat third quarter revenue and earnings expectations.

2

An underweight in the real estate sector also positively impacted the portfolio’s relative performance during the period. The real estate sector was negatively impacted by investors’ shift away from income-oriented securities, as the probability of a December Federal Reserve rate hike increased and ultimately materialized.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Funds as of December 31, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would belower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waivedor reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	Life of Class
Class VC2	–2.60%	10.25%	10.79%

1 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on May 1, 2010.

2 The Class VC shares commenced operations on April 23, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/16 – 12/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/16	12/31/16	7/1/16 - 12/31/16
Class VC
Actual	$1,000.00	$1,063.20	$4.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2016

Sector*	%**
Consumer Discretionary	13.90%
Energy	6.63%
Financials	13.77%
Health Care	15.88%
Industrials	20.97%
Information Technology	20.77%
Materials	8.08%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6	See Notes to Financial Statements.

Schedule of Investments

December 31, 2016

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.01%

Aerospace & Defense 2.59%
DigitalGlobe, Inc.*	16,947	$486
TASER International, Inc.*	10,517	255
Total		741

Air Freight & Logistics 0.93%
XPO Logistics, Inc.*	6,135	265

Airlines 1.36%
Spirit Airlines, Inc.*	6,707	388

Auto Components 0.50%
Tenneco, Inc.*	2,285	143

Banks 11.30%
Chemical Financial Corp.	4,137	224
Columbia Banking System, Inc.	3,414	153
FCB Financial Holdings, Inc. Class A*	948	45
Glacier Bancorp, Inc.	931	34
Hancock Holding Co.	3,576	154
Home BancShares, Inc.	5,718	159
IBERIABANK Corp.	2,801	235
LegacyTexas Financial Group, Inc.	4,141	178
MB Financial, Inc.	4,921	232
Pinnacle Financial Partners, Inc.	3,318	230
Texas Capital Bancshares, Inc.*	3,653	286
Webster Financial Corp.	7,035	382
Western Alliance Bancorp*	11,993	584
Wintrust Financial Corp.	4,611	335
Total		3,231

Biotechnology 6.58%
ACADIA Pharmaceuticals, Inc.*	2,750	79
Agios Pharmaceuticals, Inc.*	1,571	66
ARIAD Pharmaceuticals, Inc.*	17,495	218
Blueprint Medicines Corp.*	5,681	159
Exact Sciences Corp.*	5,063	68
Exelixis, Inc.*	28,540	425
Sage Therapeutics, Inc.*	4,491	229
Investments	Shares	Fair Value (000)
Biotechnology (continued)
Spark Therapeutics, Inc.*	4,267	$213
TESARO, Inc.*	3,160	425
Total		1,882

Building Products 1.91%
Apogee Enterprises, Inc.	4,738	254
Builders FirstSource, Inc.*	26,499	291
Total		545

Capital Markets 2.34%
Evercore Partners, Inc. Class A	5,762	396
WisdomTree Investments, Inc.	24,560	273
Total		669

Chemicals 2.54%
Huntsman Corp.	18,380	351
Minerals Technologies, Inc.	4,862	375
Total		726

Commercial Services & Supplies 0.51%
Tetra Tech, Inc.	3,410	147

Construction & Engineering 2.98%
Granite Construction, Inc.	2,506	138
MasTec, Inc.*	8,564	327
Quanta Services, Inc.*	11,123	388
Total		853

Construction Materials 1.06%
Eagle Materials, Inc.	3,064	302

Distributors 0.86%
Pool Corp.	2,361	246

Electronic Equipment, Instruments & Components 3.29%
Belden, Inc.	3,777	282
Cognex Corp.	6,060	386
Coherent, Inc.*	1,978	272
Total		940

Energy Equipment & Services 2.78%
Nabors Industries Ltd.	13,513	222
Patterson-UTI Energy, Inc.	8,157	219

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2016

Investments	Shares	Fair Value (000)
Energy Equipment & Services (continued)
U.S. Silica Holdings, Inc.	6,266	$355
Total		796

Health Care Equipment & Supplies 5.56%
ABIOMED, Inc.*	1,381	156
Glaukos Corp.*	6,424	220
Insulet Corp.*	5,792	218
Masimo Corp.*	2,202	148
Nevro Corp.*	1,827	133
Penumbra, Inc.*	3,395	217
ZELTIQ Aesthetics, Inc.*	11,475	499
Total		1,591

Health Care Providers & Services 1.03%
HealthEquity, Inc.*	7,313	296

Health Care Technology 1.86%
Cotiviti Holdings, Inc.*	7,280	251
Veeva Systems, Inc. Class A*	6,884	280
Total		531

Hotels, Restaurants & Leisure 4.24%
Dave & Buster’s Entertainment, Inc.*	9,889	557
Extended Stay America, Inc. Unit	17,600	284
Planet Fitness, Inc. Class A	18,551	373
Total		1,214

Household Durables 2.43%
iRobot Corp.*	9,949	582
Universal Electronics, Inc.*	1,743	112
Total		694

Information Technology Services 1.71%
Cardtronics plc Class A (United Kingdom)*(a)	6,283	343
CSRA, Inc.	4,635	147
Total		490

Internet & Direct Marketing Retail 0.96%
Etsy, Inc.*	23,405	276
Investments	Shares	Fair Value (000)
Internet Software & Services 6.08%
2U, Inc.*	6,858	$207
Five9, Inc.*	12,452	177
GoDaddy, Inc. Class A*	3,082	108
GrubHub, Inc.*	4,042	152
Match Group, Inc.*	11,664	199
Nutanix, Inc. Class A*	2,570	68
Shopify, Inc. Class A (Canada)*(a)	3,453	148
Stamps.com, Inc.*	2,784	319
Twilio, Inc. Class A*	4,930	142
Wix.com Ltd. (Israel)*(a)	4,917	219
Total		1,739

Life Sciences Tools & Services 0.69%
Bio-Techne Corp.	1,393	143
Pacific Biosciences of California, Inc.*	14,260	54
Total		197

Machinery 3.10%
Allison Transmission Holdings, Inc.	7,541	254
Astec Industries, Inc.	2,538	171
Nordson Corp.	4,126	463
Total		888

Media 2.19%
IMAX Corp. (Canada)*(a)	9,445	296
Live Nation Entertainment, Inc.*	12,394	330
Total		626

Metals & Mining 4.41%
AK Steel Holding Corp.*	48,962	500
Cliffs Natural Resources, Inc.*	33,117	279
United States Steel Corp.	14,646	483
Total		1,262

Multi-Line Retail 0.46%
Ollie’s Bargain Outlet Holdings, Inc.*	4,685	133

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2016

Investments	Shares	Fair Value (000)
Oil, Gas & Consumable Fuels 3.78%
Arch Coal, Inc. Class A*	1,760	$137
Callon Petroleum Co.*	12,032	185
GasLog Ltd. (Monaco)(a)	26,940	434
Oasis Petroleum, Inc.*	14,533	220
WildHorse Resource Development Corp.*	7,172	105
Total		1,081

Professional Services 1.50%
WageWorks, Inc.*	5,917	429

Road & Rail 1.00%
Knight Transportation, Inc.	4,289	142
Swift Transportation Co.*	5,956	145
Total		287

Semiconductors & Semiconductor Equipment 5.57%
Acacia Communications, Inc.*	1,013	63
Cavium, Inc.*	3,451	215
Cirrus Logic, Inc.*	5,371	304
Inphi Corp.*	6,386	285
MACOM Technology Solutions Holdings, Inc.*	5,943	275
Monolithic Power Systems, Inc.	4,704	385
Silicon Motion Technology Corp. ADR	1,577	67
Total		1,594

Software 3.40%
8x8, Inc.*	12,755	182
Atlassian Corp. plc Class A (Australia)*(a)	4,422	107
Investments	Shares	Fair Value (000)
Software (continued)
Blackline, Inc.*	2,448	$68
BroadSoft, Inc.*	1,757	72
Gigamon, Inc.*	2,937	134
HubSpot, Inc.*	2,898	136
Materialise NV ADR*	7,786	60
Proofpoint, Inc.*	3,015	213
Total		972

Specialty Retail 2.11%
Burlington Stores, Inc.*	3,841	325
Five Below, Inc.*	6,973	279
Total		604

Technology Hardware, Storage & Peripherals 0.52%
Electronics For Imaging, Inc.*	3,367	148

Trading Companies & Distributors 4.88%
Air Lease Corp.	12,347	424
Beacon Roofing Supply, Inc.*	11,802	544
MRC Global, Inc.*	10,169	206
MSC Industrial Direct Co., Inc. Class A	2,403	222
Total		1,396
Total Investments in Common Stock 99.01% (cost $26,719,392)		28,322
Other Assets in Excess of Liabilities 0.99%		283
Net Assets 100.00%		$28,605

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$28,322	$–	$–	$28,322
Total	$28,322	$–	$–	$28,322

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2016.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments in securities, at fair value (cost $26,719,392)	$28,321,838
Receivables:
Investment securities sold	542,967
Capital shares sold	18,682
From advisor (See Note 3)	9,286
Dividends	6,680
Prepaid expenses	176
Total assets	28,899,629
LIABILITIES:
Payables:
To bank	156,865
Investment securities purchased	33,148
Management fee	19,359
Capital shares reacquired	15,189
Directors’ fees	1,760
Fund administration	1,033
Accrued expenses	67,528
Total liabilities	294,882
NET ASSETS	$28,604,747
COMPOSITION OF NET ASSETS:
Paid-in capital	$31,305,703
Accumulated net investment loss	(1,760)
Accumulated net realized loss on investments	(4,301,642)
Net unrealized appreciation on investments	1,602,446
Net Assets	$28,604,747
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	1,318,682
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$21.69

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2016

Investment income:
Dividends	$173,231
Interest	282
Total investment income	173,513
Expenses:
Management fee	231,322
Non 12b-1 service fees	77,145
Shareholder servicing	47,481
Fund administration	12,337
Reports to shareholders	15,581
Directors’ fees	1,086
Professional	41,295
Custody	36,998
Other	3,452
Gross expenses	466,697
Expense reductions (See Note 8)	(121)
Fees waived and expenses reimbursed (See Note 3)	(188,990)
Net expenses	277,586
Net investment loss	(104,073)
Net realized and unrealized gain (loss):
Net realized loss on investments	(1,968,606)
Net change in unrealized appreciation/depreciation on investments	1,799,143
Net realized and unrealized loss	(169,463)
Net Decrease in Net Assets Resulting From Operations	$(273,536)

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2016	December 31, 2015
Operations:
Net investment loss	$(104,073)	$(152,458)
Net realized loss on investments	(1,968,606)	(1,527,619)
Net change in unrealized appreciation/depreciation on investments	1,799,143	(1,631,984)
Net decrease in net assets resulting from operations	(273,536)	(3,312,061)
Distributions to shareholders from:
Net realized gain	–	(235,366)
Capital share transactions (See Note 13):
Proceeds from sales of shares	15,087,712	22,904,779
Reinvestment of distributions	–	235,366
Cost of shares reacquired	(15,091,059)	(8,205,194)
Net increase (decrease) in net assets resulting from capital share transactions	(3,347)	14,934,951
Net increase (decrease) in net assets	(276,883)	11,387,524
NET ASSETS:
Beginning of year	$28,881,630	$17,494,106
End of year	$28,604,747	$28,881,630
Accumulated net investment loss	$(1,760)	$(1,069)

12	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
12/31/2016	$22.28	$(0.07)	$(0.52)	$(0.59)	$ –	$21.69
12/31/2015	24.46	(0.14)	(1.86)	(2.00)	(0.18)	22.28
12/31/2014	23.74	(0.16)	1.03	0.87	(0.15)	24.46
12/31/2013	16.43	(0.16)	9.44	9.28	(1.97)	23.74
12/31/2012	15.68	(0.08)	1.98	1.90	(1.15)	16.43

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
(2.60)	0.90	1.51	(0.34)	$28,605	222.26
(8.21)	0.90	1.56	(0.56)	28,882	196.74
3.71	0.90	2.02	(0.68)	17,494	235.07
56.68	0.90	6.47	(0.72)	4,294	245.36
12.11	0.90	26.16	(0.48)	327	176.45

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Developing Growth Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2013 through December 31, 2016. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs

17

Notes to Financial Statements (continued)

refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

Level 1 –	unadjusted quoted prices in active markets for identical investments;

Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended December 31, 2016, the effective management fee, net of waivers, was at an annualized rate of 0.14% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2016 and continuing through April 30, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 0.90%. This agreement may be terminated only upon the approval of the Board.

18

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and 2015 was as follows:

	Year Ended 12/31/2016	Year Ended 12/31/2015
Distributions paid from:
Ordinary income	$–	$187,754
Net long-term capital gains	–	47,612
Total distributions paid	$–	$235,366

As of December 31, 2016, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	$(3,966,903)
Temporary differences	(1,760)
Unrealized gains – net	1,267,707
Total accumulated losses – net	$(2,700,956)

*	The capital losses will carry forward indefinitely.

As of December 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$27,054,131
Gross unrealized gain	2,009,432
Gross unrealized loss	(741,725)
Net unrealized security gain	$1,267,707

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

19

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
$103,382	$893	$(104,275)

The permanent differences are attributable to the tax treatment of net investment losses and certain distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2016 were as follows:

Purchases	Sales
$66,548,581	$66,528,730

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2016.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty. As of December 31, 2016, the Fund did not have assets or liabilities subject to the FASB disclosure requirements.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

20

Notes to Financial Statements (continued)

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended December 31, 2016, the Fund did not utilize the Facility.

10.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2016, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary Receipts, it may experience increased market, liquidity, currency, political, information and other risks.

21

Notes to Financial Statements (concluded)

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares sold	738,518	905,924
Reinvestment of distributions	–	10,541
Shares reacquired	(716,390)	(335,235)
Increase	22,128	581,230

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Developing Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Developing Growth Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Developing Growth Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2017

23

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Didier O. Rosenfeld (1976)	Executive Vice President	Elected in 2016	Director of Global Equity, joined Lord Abbett in 2015 and was formerly a Portfolio Manager and Senior Analyst at Cornerstone Capital Management (2014–2015) and Managing Director at State Street Global Advisors (2000–2013).

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the review of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also met with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of the Fund’s benchmark; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and the Fund’s benchmark as of various periods ended August 31, 2016. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-year, three-year and five-year periods. The Board noted a presentation on investment performance by Lord Abbett, which, among other things, indicated the

29

Approval of Advisory Contract (continued)

Fund’s “high growth” style may have impacted its relative ranking in the performance peer group. The Board also considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s investment performance was reasonable and supported the continuation of the Agreement.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense levels of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and excluding marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint in the level of the management fee, in conjunction with a proposed expense limitation agreement adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than

30

Approval of Advisory Contract (concluded)

investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc.
	Developing Growth Portfolio	SFDG-PORT-3 (02/17)

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Fundamental Equity Portfolio

For the fiscal year ended December 31, 2016

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund — Fundamental Equity Portfolio
Annual Report

For the fiscal year ended December 31, 2016

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Daria L. Foster Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Fundamental Equity Portfolio for the fiscal year ended December 31, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2016, the Fund returned 15.74%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index1, which returned 17.34% over the same period.

Domestic equity markets (as represented by the S&P 500® Index2) returned 11.96% over the past year. Despite this general move higher, there were significant bouts of volatility within U.S. stock markets, including their worst start to a calendar year on record.

Crude oil prices played a significant role in the increased market volatility, as Brent oil prices fluctuated sharply throughout the fiscal year. In December, the Organization of Petroleum Exporting Countries agreed to reduce oil production effective 2017. Furthermore, global markets were affected by the devaluation of China’s currency and weak economic data out of the region. The Chinese economy advanced at an annual rate of 6.7% in the third quarter of 2016, a slower pace than in recent years.

1

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June to leave the European Union (“Brexit”) was a surprise that caused a sell-off in global markets.

In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. The Federal Reserve (Fed) raised target rates in for the second time in 12 months in December, from 0.25%–0.50% to 0.50%–0.75%. U.S. gross domestic product (GDP) grew at a 3.2% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third-quarter personal consumption and federal government spending increased, quarter over quarter. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, finishing at 4.6% in November.

The U.S. presidential election took an unexpected turn as Donald J. Trump was elected president, in contrast to indications from poll numbers before the election. Markets rallied on improved clarity in the U.S. political agenda, with the House and Senate also under Republican control.

The Fund underperformed its benchmark during the period. During the trailing 12-month period, stock selection within the materials and consumer staples sectors detracted from relative performance the most. Within the materials sector, shares of E.I. DuPont de Neumours and Co., a science and technology-based company, declined as the company faced fundamental headwinds from agriculture volatility, weaker global currencies, and slowing industrial production. Shares of Reliance Steel & Aluminum Co., a metals service center company, also fell during the third quarter due to lower-than-expected steel prices and easing of the company’s gross margins. Within the consumer staples sector, shares of CVS Health Corporation, a pharmacy and health care company, fell after the California Public Employee’s Retirement System switched their PBM (pharmacy benefit manager) contract to United Healthcare’s OptumRx. CVS was further hurt during the fourth quarter after the company revised its 2017 guidance expectations, which were well below consensus estimates. Shares of Kroger Co., an operator of retail food and drug stores, also dropped, as meat and dairy prices deflated and competition offering discounted prices accelerated.

The largest contributors to relative performance during the trailing 12-month period were the health care and financials sectors. Within the health care sector, shares of UnitedHealth Group Inc., a diversified health and well-being company, rose in the fourth quarter due to increased momentum in Medicare Advantage enrollment and 2017 earnings guidance that was well above consensus estimates. Shares of Johnson & Johnson, a developer, manufacturer, and seller of consumer health care products, spiked from

2

improving fundamentals, strong organic growth, and better than estimated earnings and sales during the second quarter. Within the financials sector, shares of Citizens Financial Group, Inc., a retail and commercial bank holdings company, rose, reflecting the company’s continuous profitability improvement and the anticipation for higher interest rates and a better U.S. economy following the presidential election. Shares of J.P. Morgan Chase & Co., a financial services and retail banking company, also rose after the presidential election due to the anticipation of a better macro-economic environment with higher rates, less regulation, and lower taxes.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Funds as of December 31, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, Russell 3000® Index, Russell 3000® Value Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Class VC	15.74%	12.44%	6.96%

1  Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/16 – 12/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/16 -
	7/1/16	12/31/16	12/31/16†
Class VC
Actual	$1,000.00	$1,107.80	$6.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2016

Sector*	%**
Consumer Discretionary	6.81%
Consumer Staples	5.52%
Energy	13.97%
Financials	26.14%
Health Care	11.25%
Industrials	11.84%
Information Technology	10.58%
Materials	3.76%
Real Estate	2.60%
Telecommunication Services	2.74%
Utilities	3.72%
Repurchase Agreement	1.07%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2016

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.33%

Aerospace & Defense 2.54%
General Dynamics Corp.	56,949	$9,833

Airlines 0.96%
Delta Air Lines, Inc.	75,396	3,709

Banks 16.48%
Bank of America Corp.	350,454	7,745
Citizens Financial Group, Inc.	313,580	11,173
East West Bancorp, Inc.	141,744	7,205
JPMorgan Chase & Co.	193,821	16,725
Signature Bank*	26,322	3,954
Webster Financial Corp.	130,932	7,107
Wells Fargo & Co.	180,412	9,942
Total		63,851

Beverages 2.59%
PepsiCo, Inc.	95,800	10,024

Capital Markets 3.16%
Invesco Ltd.	182,414	5,534
TD Ameritrade Holding Corp.	153,978	6,714
Total		12,248

Chemicals 3.05%
Dow Chemical Co. (The)	142,650	8,162
LyondellBasell Industries NV Class A	42,769	3,669
Total		11,831

Communications Equipment 1.93%
Cisco Systems, Inc.	247,900	7,492

Consumer Finance 1.95%
Discover Financial Services	104,840	7,558

Diversified Telecommunication Services 2.72%
AT&T, Inc.	200,969	8,547
Verizon Communications, Inc.	37,300	1,991
Total		10,538
Investments	Shares	Fair Value (000)
Electric: Utilities 3.70%
Duke Energy Corp.	82,295	$6,388
NextEra Energy, Inc.	66,502	7,944
Total		14,332

Energy Equipment & Services 1.93%
Halliburton Co.	138,208	7,476

Equity Real Estate Investment Trusts 2.59%
Boston Properties, Inc.	50,980	6,413
Vornado Realty Trust	34,600	3,611
Total		10,024

Food & Staples Retailing 0.35%
CVS Health Corp.	17,202	1,357

Food Products 2.07%
Mondelez International, Inc. Class A	180,913	8,020

Health Care Equipment & Supplies 2.12%
Abbott Laboratories	214,500	8,239

Health Care Providers & Services 2.97%
Aetna, Inc.	21,704	2,692
UnitedHealth Group, Inc.	55,207	8,835
Total		11,527

Hotels, Restaurants & Leisure 1.00%
Yum! Brands, Inc.	61,011	3,864

Household Durables 1.10%
Lennar Corp. Class A	99,121	4,255

Household Products 0.48%
Colgate-Palmolive Co.	28,200	1,845

Industrial Conglomerates 2.27%
General Electric Co.	278,600	8,804

Information Technology Services 1.41%
Fidelity National Information Services, Inc.	72,096	5,453

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2016

Investments	Shares	Fair Value (000)
Insurance 4.39%
Chubb Ltd. (Switzerland)(a)	68,100	$8,998
Hartford Financial Services Group, Inc. (The)	168,063	8,008
Total		17,006

Machinery 4.37%
Caterpillar, Inc.	43,703	4,053
Dover Corp.	75,575	5,663
ITT, Inc.	126,612	4,883
PACCAR, Inc.	36,340	2,322
Total		16,921

Media 2.06%
Comcast Corp. Class A	100,153	6,915
Time Warner, Inc.	10,959	1,058
Total		7,973

Metals & Mining 0.69%
Reliance Steel & Aluminum Co.	33,472	2,662

Multi-Line Retail 0.96%
Target Corp.	51,566	3,725

Oil, Gas & Consumable Fuels 11.95%
Anadarko Petroleum Corp.	112,016	7,811
Devon Energy Corp.	118,800	5,426
EOG Resources, Inc.	87,497	8,846
Exxon Mobil Corp.	152,127	13,731
Hess Corp.	28,584	1,780
Occidental Petroleum Corp.	97,700	6,959
Range Resources Corp.	51,698	1,776
Total		46,329

Pharmaceuticals 6.09%
Johnson & Johnson	85,500	9,850
Pfizer, Inc.	422,900	13,736
Total		23,586

Road & Rail 1.63%
CSX Corp.	176,152	6,329
Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment 4.65%
Intel Corp.	294,022	$10,664
Microchip Technology, Inc.	31,704	2,034
QUALCOMM, Inc.	81,968	5,344
Total		18,042

Software 1.28%
Microsoft Corp.	79,864	4,963

Specialty Retail 1.65%
Foot Locker, Inc.	25,538	1,811
L Brands, Inc.	69,717	4,590
Total		6,401

Technology Hardware, Storage & Peripherals 1.24%
Hewlett Packard Enterprise Co.	208,222	4,818
Total Common Stocks (cost $343,922,023)		381,035

	Principal Amount (000)
SHORT-TERM INVESTMENT 1.06%

Repurchase Agreement
Repurchase Agreement dated 12/30/2016, 0.03% due 1/3/2017 with Fixed Income Clearing Corp. collateralized by $3,940,000 of U.S. Treasury Inflation Indexed Note at 0.125% due 4/15/2017; value: $4,201,919; proceeds: $4,116,416 (cost $4,116,402)	$4,116	4,116
Total Investments in Securities 99.39% (cost $348,038,425)		385,151
Other Assets in Excess of Liabilities 0.61%		2,367
Net Assets 100.00%		$387,518

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$381,035	$–	$–	$381,035
Repurchase Agreement	–	4,116	–	4,116
Total	$381,035	$4,116	$–	$385,151

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2016.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments in securities, at fair value (cost $348,038,425)	$385,150,816
Receivables:
Investment securities sold	2,439,272
Interest and dividends	511,811
Capital shares sold	121,525
From advisor (See Note 3)	19,250
Prepaid expenses and other assets	12,269
Total assets	388,254,943
LIABILITIES:
Payables:
Management fee	250,540
Capital shares reacquired	91,625
Directors’ fees	48,682
Fund administration	13,362
Accrued expenses	332,438
Total liabilities	736,647
NET ASSETS	$387,518,296
COMPOSITION OF NET ASSETS:
Paid-in capital	$351,696,050
Distributions in excess of net investment income	(48,682)
Accumulated net realized loss on investments	(1,241,463)
Net unrealized appreciation (depreciation) on investments	37,112,391
Net Assets	$387,518,296
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	21,174,524
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$18.30

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2016

Investment income:
Dividends	$8,419,885
Interest	2,712
Total investment income	8,422,597
Expenses:
Management fee	2,516,089
Non 12b-1 service fees	839,524
Shareholder servicing	376,067
Fund administration	134,191
Reports to shareholders	55,542
Directors’ fees	11,338
Professional	47,013
Custody	28,239
Other	34,740
Gross expenses	4,042,743
Expense reductions (See Note 8)	(1,331)
Fees waived and expenses reimbursed (See Note 3)	(183,409)
Net expenses	3,858,003
Net investment income	4,564,594
Net realized and unrealized gain:
Net realized gain on investments	7,678,555
Net change in unrealized appreciation/depreciation on investments	39,219,549
Net realized and unrealized gain	46,898,104
Net Increase in Net Assets Resulting From Operations	$51,462,698

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Operations:
Net investment income	$4,564,594	$3,167,545
Net realized gain on investments	7,678,555	15,821,072
Net change in unrealized appreciation/depreciation on investments	39,219,549	(35,286,125)
Net increase (decrease) in net assets resulting from operations	51,462,698	(16,297,508)
Distributions to shareholders from:
Net investment income	(4,325,749)	(3,161,652)
Net realized gain	(7,059,588)	(24,501,799)
Total distributions to shareholders	(11,385,337)	(27,663,451)
Capital share transactions (See Note 13):
Proceeds from sales of shares	248,253,422	193,716,593
Reinvestment of distributions	11,385,337	27,663,450
Cost of shares reacquired	(173,204,196)	(359,272,647)
Net increase (decrease) in net assets resulting from capital share transactions	86,434,563	(137,892,604)
Net increase (decrease) in net assets	126,511,924	(181,853,563)
NET ASSETS:
Beginning of year	$261,006,372	$442,859,935
End of year	$387,518,296	$261,006,372
Distributions in excess of net investment income	$(48,682)	$(44,359)

12	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2016	$16.28	$0.23	$2.34	$2.57	$(0.21)	$(0.34)	$(0.55)
12/31/2015	18.61	0.16	(0.79)	(0.63)	(0.21)	(1.49)	(1.70)
12/31/2014	21.03	0.09	1.43	1.52	(0.10)	(3.84)	(3.94)
12/31/2013	17.61	0.05	6.18	6.23	(0.05)	(2.76)	(2.81)
12/31/2012	16.26	0.10	1.63	1.73	(0.10)	(0.28)	(0.38)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$18.30	15.74	1.15	1.20	1.36	$387,518	131.92
16.28	(3.44)	1.15	1.21	0.90	261,006	135.25
18.61	7.14	1.15	1.19	0.43	442,860	131.55
21.03	35.76	1.15	1.18	0.26	465,208	86.75
17.61	10.58	1.15	1.19	0.60	314,022	78.16

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Fundamental Equity Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

16

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2013 through December 31, 2016. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

17

Notes to Financial Statements (continued)

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2016, the effective management fee, net of waivers, was at an annualized rate of .70% of the Fund’s average daily net assets.

18

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2016 and continuing through April 30, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.15%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and 2015 was as follows:

	Year Ended 12/31/2016	Year Ended 12/31/2015
Distributions paid from:
Ordinary income	$9,867,397	$5,438,690
Net long-term capital gains	1,517,940	22,224,761
Total distributions paid	$11,385,337	$27,663,451

As of December 31, 2016, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$3,204,712
Total undistributed earnings	3,204,712
Temporary differences	(48,682)
Unrealized gains – net	32,666,216
Total accumulated gains – net	$35,822,246

19

Notes to Financial Statements (continued)

As of December 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$352,484,600
Gross unrealized gain	37,042,991
Gross unrealized loss	(4,376,775)
Net unrealized security gain	$32,666,216

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$(243,168)	$243,168

The permanent differences are attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2016 were as follows:

Purchases	Sales
$510,433,719	$432,022,950

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2016.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$4,116,402	$–	$4,116,402
Total	$4,116,402	$–	$4,116,402

20

Notes to Financial Statements (continued)

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$4,116,402	$–	$–	$(4,116,402)	$–
Total	$4,116,402	$–	$–	$(4,116,402)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2016.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended December 31, 2016, the Fund did not utilize the Facility.

10.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

21

Notes to Financial Statements (concluded)

During the fiscal year ended December 31, 2016, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

The Fund is subject to the risks associated with derivatives, which may be different and greater than the risks associated with investing directly in securities and other investments.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares sold	15,238,804	10,986,185
Reinvestment of distributions	620,615	1,644,621
Shares reacquired	(10,720,561)	(20,394,034)
Increase (decrease)	5,138,858	(7,763,228)

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Fundamental Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Fundamental Equity Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Equity Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2016 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2017

23

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Didier O. Rosenfeld (1976)	Executive Vice President	Elected in 2016	Director of Global Equity, joined Lord Abbett in 2015 and was formerly a Portfolio Manager and Senior Analyst at Cornerstone Capital Management (2014–2015) and Managing Director at State Street Global Advisors (2000–2013).

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the review of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also met with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2016. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year, three-year and ten-year periods and below the median of the performance peer group for the five-year period. The Board also

29

Approval of Advisory Contract (continued)

considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s investment performance was reasonable and supported the continuation of the Agreement.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense levels of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was above the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable in light of the long-term performance of the Fund and the quality of the services received.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and excluding marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the levels of the management fee, in conjunction with a proposed expense limitation agreement adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord

30

Approval of Advisory Contract (concluded)

Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 65% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the fiscal year ended December 31, 2016, $5,566,559 and $1,517,940, respectively, represent short-term capital gains and long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Fundamental Equity Portfolio	SFFE-PORT-3 (02/17)

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Growth and Income Portfolio

For the fiscal year ended December 31, 2016

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund — Growth and Income Portfolio Annual Report

For the fiscal year ended December 31, 2016

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Daria L. Foster Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Growth & Income Portfolio for the fiscal year ended December 31, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2016, the Fund returned 17.11%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 17.34% over the same period.

Domestic equity markets (as represented by the S&P 500® Index2) returned 11.96% over the past year. Despite this general move higher, there were significant bouts of volatility within U.S. stock markets, including their worst start to a calendar year on record.

Crude oil prices played a significant role in the increased market volatility, as Brent oil prices fluctuated sharply throughout the fiscal year. In December, the Organization of Petroleum Exporting Countries agreed to reduce oil production effective 2017. Furthermore, global markets were affected by the devaluation of China’s currency and weak economic data out of the region. The Chinese economy advanced at an annual rate of 6.7% in the third quarter of 2016, a slower pace than in recent years.

1

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June to leave the European Union (“Brexit”) was a surprise that caused a sell-off in global markets.

In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. The Federal Reserve (Fed) raised target rates in for the second time in 12 months in December, from 0.25%–0.50% to 0.50%–0.75%. U.S. gross domestic product (GDP) grew at a 3.2% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third-quarter personal consumption and federal government spending increased, quarter over quarter. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, finishing at 4.6% in November.

The U.S. presidential election took an unexpected turn as Donald J. Trump was elected president, in contrast to indications from poll numbers before the election. Markets rallied on improved clarity in the U.S. political agenda, with the House and Senate also under Republican control.

The Fund modestly underperformed its benchmark index for the period. During the trailing 12-month period, the materials and consumer staples sectors detracted from relative performance the most. Within the materials sector, shares of E.I. DuPont de Neumours and Co., a science and technology-based company, declined as the company faced fundamental headwinds from agriculture volatility, weaker global currencies, and slowing industrial production. Shares of Reliance Steel & Aluminum Co., a metals service center company, also fell during the third quarter due to lower-than-expected steel prices and easing of the company’s gross margins. Within the consumer staples sector, shares of CVS Health Corporation, a pharmacy and health care company, fell after the California Public Employee’s Retirement System switched their PBM (pharmacy benefit manager) contract to United Healthcare’s OptumRx. CVS was further hurt during the fourth quarter after the company revised its 2017 guidance expectations, which were well below consensus estimates. Shares of Kroger Co., an operator of retail food and drug stores, also dropped, as meat and dairy prices deflated and competition offering discounted prices accelerated.

The largest contributor to relative performance during the trailing 12-month period was the financials sector. Shares of J.P. Morgan Chase & Co., a financial services and retail banking company, rose after the presidential election due to the anticipation of a better macro-economic environment with higher rates, less regulation, and lower taxes. Shares of Citizens Financial Group, Inc., a retail and commercial bank holdings company, also rose reflecting the company’s continuous profitability improvement and the anticipation for higher interest rates and a better U.S. economy following the presidential election.

2

Another contributor to relative performance during the trailing 12-month period was the Fund’s underweight to the real estate sector, as the sector performed the worst in the index over the timeframe.

The heath care sector also contributed to relative performance during the trailing 12-month period. Within the health care sector, shares of UnitedHealth Group Inc., a diversified health and well-being company, rose in the fourth quarter due to increased momentum in Medicare Advantage enrollment and 2017 earnings guidance that was well above consensus estimates. Shares of Johnson & Johnson, a developer, manufacturer, and seller of consumer health care products, spiked as a result of improving fundamentals, strong organic growth, and better-than-estimated earnings and sales during the second quarter.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Funds as of December 31, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

	Average Annual Total Returns for the
	Periods Ended December 31, 2016
	1 Year	5 Years	10 Years
Class VC	17.11%	13.28%	4.87%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/16 – 12/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/16	12/31/16	7/1/16 - 12/31/16
Class VC
Actual	$1,000.00	$1,116.70	$5.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	$4.77

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2016

Sector*	%**
Consumer Discretionary	5.45%
Consumer Staples	5.47%
Energy	13.98%
Financials	25.57%
Health Care	11.95%
Industrials	11.56%
Information Technology	11.12%
Materials	3.99%
Real Estate	2.32%
Telecommunication Services	3.21%
Utilities	3.59%
Repurchase Agreement	1.79%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2016

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.56%

Aerospace & Defense 2.53%
General Dynamics Corp.	105,377	$18,194

Airlines 0.92%
Delta Air Lines, Inc.	134,866	6,634

Banks 15.76%
Bank of America Corp.	646,838	14,295
Citizens Financial Group, Inc.	644,240	22,954
East West Bancorp, Inc.	267,243	13,584
JPMorgan Chase & Co.	357,965	30,889
Webster Financial Corp.	249,072	13,519
Wells Fargo & Co.	326,343	17,985
Total		113,226

Beverages 2.59%
PepsiCo, Inc.	177,900	18,614

Capital Markets 3.40%
Invesco Ltd.	370,061	11,228
TD Ameritrade Holding Corp.	302,116	13,172
Total		24,400

Chemicals 3.34%
Dow Chemical Co. (The)	263,231	15,062
LyondellBasell Industries NV Class A	104,299	8,947
Total		24,009

Communications Equipment 2.11%
Cisco Systems, Inc.	502,720	15,192

Consumer Finance 2.31%
Discover Financial Services	230,473	16,615

Diversified Telecommunication Services 3.26%
AT&T, Inc.	391,048	16,631
Verizon Communications, Inc.	126,600	6,758
Total		23,389
Investments	Shares	Fair Value (000)
Electric: Utilities 3.64%
Duke Energy Corp.	147,499	$11,449
NextEra Energy, Inc.	122,971	14,690
Total		26,139

Energy Equipment & Services 2.03%
Halliburton Co.	269,555	14,580

Equity Real Estate Investment Trusts 2.35%
Boston Properties, Inc.	37,296	4,691
Vornado Realty Trust	116,900	12,201
Total		16,892

Food & Staples Retailing 0.30%
CVS Health Corp.	27,347	2,158

Food Products 2.18%
Mondelez International, Inc.
Class A	353,941	15,690

Health Care Equipment & Supplies 2.38%
Abbott Laboratories	446,029	17,132

Health Care Providers & Services 2.88%
Aetna, Inc.	34,490	4,277
UnitedHealth Group, Inc.	102,359	16,382
Total		20,659

Hotels, Restaurants & Leisure 0.51%
Yum! Brands, Inc.	57,933	3,669

Household Durables 1.13%
Lennar Corp. Class A	189,160	8,121

Household Products 0.48%
Colgate-Palmolive Co.	52,100	3,409

Industrial Conglomerates 2.29%
General Electric Co.	519,533	16,417

Information Technology Services 1.19%
Fidelity National Information Services, Inc.	113,233	8,565

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2016

Investments	Shares	Fair Value (000)
Insurance 4.45%
Chubb Ltd. (Switzerland)(a)	141,856	$18,742
Hartford Financial Services
Group, Inc. (The)	277,997	13,247
Total		31,989

Machinery 4.25%
Caterpillar, Inc.	75,967	7,045
Dover Corp.	128,265	9,611
ITT, Inc.	219,493	8,466
PACCAR, Inc.	84,743	5,415
Total		30,537

Media 2.12%
Comcast Corp. Class A	192,570	13,297
Time Warner, Inc.	20,256	1,955
Total		15,252

Metals & Mining 0.71%
Reliance Steel & Aluminum Co.	63,751	5,071

Multi-Line Retail 0.58%
Target Corp.	57,749	4,171

Oil, Gas & Consumable Fuels 12.14%
Anadarko Petroleum Corp.	209,733	14,625
Devon Energy Corp.	217,600	9,938
EOG Resources, Inc.	179,168	18,114
Exxon Mobil Corp.	318,200	28,721
Hess Corp.	47,074	2,932
Occidental Petroleum Corp.	181,000	12,892
Total		87,222

Pharmaceuticals 6.86%
Johnson & Johnson	186,673	21,507
Pfizer, Inc.	854,900	27,767
Total		49,274

Road & Rail 1.73%
CSX Corp.	345,745	12,423
Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment 5.26%
Intel Corp.	608,214	$22,060
Microchip Technology, Inc.	58,773	3,770
QUALCOMM, Inc.	183,594	11,970
Total		37,800

Software 1.05%
Microsoft Corp.	121,043	7,522

Specialty Retail 1.18%
L Brands, Inc.	129,144	8,503

Technology Hardware, Storage & Peripheral 1.65%
Hewlett Packard Enterprise Co.	513,733	11,888
Total Common Stocks (cost $623,991,762)		715,356

	Principal Amount (000)
SHORT-TERM INVESTMENT 1.81%

Repurchase Agreement
Repurchase Agreement dated 12/30/2016, 0.03% due 1/3/2017 with Fixed Income Clearing Corp. collateralized by $12,440,000 of U.S. Treasury Inflation Indexed Note at 0.125% due 4/15/2017; value: $13,266,974; proceeds: $13,003,318 (cost $13,003,275)	$13,003	13,003
Total Investments in Securities 101.37% (cost $636,995,037)		728,359
Liabilities in Excess of Other Assets (1.37)%		(9,809)
Net Assets 100.00%		$718,550

(a)	Foreign security traded in U.S. dollars.

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$715,356	$–	$–	$715,356
Repurchase Agreement	–	13,003	–	13,003
Total	$715,356	$13,003	$–	$728,359

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2016.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments in securities, at fair value (cost $636,995,037)	$728,358,861
Receivables:
Interest and dividends	920,394
Capital shares sold	83,058
Prepaid expenses and other assets	94,399
Total assets	729,456,712
LIABILITIES:
Payables:
Capital shares reacquired	9,657,275
Management fee	310,742
Directors’ fees	212,408
Fund administration	24,859
Accrued expenses	701,401
Total liabilities	10,906,685
NET ASSETS	$718,550,027
COMPOSITION OF NET ASSETS:
Paid-in capital	$629,897,781
Distributions in excess of net investment income	(212,408)
Accumulated net realized loss on investments	(2,499,170)
Net unrealized appreciation on investments	91,363,824
Net Assets	$718,550,027
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	19,570,029
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$36.72

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2016

Investment income:
Dividends	$17,374,988
Interest	3,794
Interest earned from Interfund Lending (See Note 10)	269
Total investment income	17,379,051
Expenses:
Management fee	3,507,079
Non 12b-1 service fees	1,753,058
Shareholder servicing	765,582
Fund administration	280,566
Reports to shareholders	95,953
Professional	60,521
Directors’ fees	24,527
Custody	14,348
Other	69,395
Gross expenses	6,571,029
Expense reductions (See Note 8)	(2,701)
Net expenses	6,568,328
Net investment income	10,810,723
Net realized and unrealized gain:
Net realized gain on investments	8,690,520
Net change in unrealized appreciation/depreciation on investments	91,213,658
Net realized and unrealized gain	99,904,178
Net Increase in Net Assets Resulting From Operations	$110,714,901

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
DECREASE IN NET ASSETS	December 31, 2016	December 31, 2015
Operations:
Net investment income	$10,810,723	$9,241,205
Net realized gain on investments	8,690,520	42,515,767
Net change in unrealized appreciation/depreciation on investments	91,213,658	(73,693,173)
Net increase (decrease) in net assets resulting from operations	110,714,901	(21,936,201)
Distributions to shareholders from:
Net investment income	(10,267,052)	(9,227,497)
Net realized gain	(9,421,851)	(39,500,983)
Total distributions to shareholders	(19,688,903)	(48,728,480)
Capital share transactions (See Note 13):
Proceeds from sales of shares	19,444,471	26,361,103
Reinvestment of distributions	19,688,903	48,728,480
Cost of shares reacquired	(135,907,144)	(162,506,468)
Net decrease in net assets resulting from capital share transactions	(96,773,770)	(87,416,885)
Net decrease in net assets	(5,747,772)	(158,081,566)
NET ASSETS:
Beginning of year	$724,297,799	$882,379,365
End of year	$718,550,027	$724,297,799
Distributions in excess of net investment income	$(212,408)	$(211,877)

12	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of period	income(a)	gain (loss)	tions	income	gain	butions
12/31/2016	$32.21	$0.52	$ 4.99	$ 5.51	$(0.52)	$(0.48)	$(1.00)
12/31/2015	35.54	0.40	(1.43)	(1.03)	(0.44)	(1.86)	(2.30)
12/31/2014	33.24	0.22	2.33	2.55	(0.25)	–	(0.25)
12/31/2013	24.59	0.16	8.66	8.82	(0.17)	–	(0.17)
12/31/2012	22.15	0.22	2.46	2.68	(0.24)	–	(0.24)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net				Net
asset			Net	assets,	Portfolio
value,	Total	Total	investment	end of	turnover
end of	return(b)	expenses	income	period	rate
period	(%)	(%)	(%)	(000)	(%)
$36.72	17.11	0.94	1.54	$718,550	97.53
32.21	(2.86)	0.94	1.15	724,298	105.13
35.54	7.65	0.93	0.65	882,379	121.75
33.24	35.90	0.92	0.54	1,011,786	87.90
24.59	12.09	0.91	0.94	964,703	72.59

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Growth and Income Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund’s Variable Contract class shares (“Class VC Shares”), are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2013 through December 31, 2016. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs

17

Notes to Financial Statements (continued)

refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk-for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2016, the effective management fee paid to Lord Abbett was at an annualized rate of .50% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract

18

Notes to Financial Statements (continued)

owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and 2015 was as follows:

	Year Ended	Year Ended
	12/31/2016	12/31/2015
Distributions paid from:
Ordinary income	$17,544,959	$ 9,226,920
Net long-term capital gains	2,143,944	39,501,560
Total distributions paid	$19,688,903	$48,728,480

As of December 31, 2016, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$4,812,150
Total undistributed earnings	4,812,150
Temporary differences	(212,408)
Unrealized gains – net	84,052,504
Total accumulated gains – net	$88,652,246

As of December 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$644,306,357
Gross unrealized gain	91,214,526
Gross unrealized loss	(7,162,022)
Net unrealized security gain	$84,052,504

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

19

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized
Investment Income	Loss
$(544,202)	$544,202

The permanent differences are attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2016 were as follows:

Purchases	Sales
$675,273,057	$780,771,296

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2016.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$13,003,275	$ –	$13,003,275
Total	$13,003,275	$ –	$13,003,275

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$13,003,275	$ –	$ –	$(13,003,275)	$ –
Total	$13,003,275	$ –	$ –	$(13,003,275)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2016.

20

Notes to Financial Statements (continued)

7.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended December 31, 2016, the Fund did not utilize the Facility.

10.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2016, the Fund participated as a lender in the Interfund Lending Program. The average amount loaned and interest rate were $13,565,965 and 0.725%, respectively. The Fund earned interest of $269, which is included in the Statement of Operations. There were no interfund loans outstanding as of December 31, 2016.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

21

Notes to Financial Statements (concluded)

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investments in multinational companies, foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Shares sold	565,181	762,180
Reinvestment of distributions	534,694	1,522,289
Shares reacquired	(4,015,682)	(4,628,201)
Decrease	(2,915,807)	(2,343,732)

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Growth and Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth and Income Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth and Income Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2017

23

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978– 2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Didier O. Rosenfeld (1976)	Executive Vice President	Elected in 2016	Director of Global Equity, joined Lord Abbett in 2015 and was formerly a Portfolio Manager and Senior Analyst at Cornerstone Capital Management (2014–2015) and Managing Director at State Street Global Advisors (2000–2013).

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the review of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also met with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2016. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year and three-year periods and below the median of the performance peer group for the five-year and ten-year periods. The Board also

29

Approval of Advisory Contract (continued)

considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s investment performance was reasonable and supported the continuation of the Agreement.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense levels of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and excluding marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible

30

Approval of Advisory Contract (concluded)

benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information
For corporate shareholders, 77% of the Fund’s ordinary income distributions qualified for the dividends received deduction.
Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2016, $7,357,194 and $2,143,944, respectively, represent short-term capital gains and long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Growth and Income Portfolio	LASFGI-3 (02/16)

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Growth Opportunities Portfolio

For the fiscal year ended December 31, 2016

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund — Growth Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2016

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Daria L. Foster Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Growth Opportunities Portfolio for the fiscal year ended December 31, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2016, the Fund returned 1.23%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,1 which returned 7.33% over the same period.

Domestic equity markets (as represented by the S&P 500® Index2) returned 11.96% over the past year. Despite this general move higher, there were significant bouts of volatility within U.S. stock markets, including their worst start to a calendar year on record.

Crude oil prices played a significant role in the increased market volatility, as Brent oil prices fluctuated sharply throughout the fiscal year. In December, the Organization of Petroleum Exporting Countries agreed to reduce oil production effective 2017. Furthermore, global markets were affected by the devaluation of China’s currency and weak economic data out of the region. The Chinese economy advanced at an annual rate of 6.7% in the third quarter of 2016, a slower pace than in recent years.

1

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June to leave the European Union (“Brexit”) was a surprise that caused a sell-off in global markets.

In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. The Federal Reserve (Fed) raised target rates in for the second time in 12 months in December, from 0.25%–0.50% to 0.50%–0.75%. U.S. gross domestic product (GDP) grew at a 3.2% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third-quarter personal consumption and federal government spending increased, quarter over quarter. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, finishing at 4.6% in November.

The U.S. presidential election took an unexpected turn as Donald J. Trump was elected president, in contrast to indications from poll numbers before the election. Markets rallied on improved clarity in the U.S. political agenda, with the House and Senate also under Republican control.

During the period, stock selection in the information technology and consumer discretionary sectors were the largest detractors from the Fund’s performance relative to its benchmark. Within the information technology sector, the Fund’s holdings of LinkedIn Corp., a social media company focused on professional networks, detracted most. Shares of LinkedIn plummeted as it issued lower revenue growth guidance for 2016 and began exiting Bizo, a business marketing firm it acquired in 2014. The Fund’s position in Alliance Data Systems, Inc., a provider of outsourced marketing solutions, also detracted from performance. Shares fell as the Canadian economy struggled; approximately 12% of Alliance Data Systems’ revenue is derived from Canada. In addition, its credit card services and Loyalty One business fell short of consensus estimates.

Within the consumer discretionary sector, the Fund’s holdings of Delphi Automotive PLC, a vehicle components manufacturer, detracted the most from relative performance. Shares of Delphi Automotive fell as it provided earnings per share and organic growth targets that were below consensus estimates.

During the period, security selection in the health care and materials sectors were the largest contributors to the Fund’s relative performance. Within the health care sector, the Fund’s holdings of Medivation, Inc., a biopharmaceutical company, contributed most. Shares of Medivation rose after Pfizer completed its acquisition of the company in September 2016. IDEXX Laboratories, a multinational corporation engaged in the development, manufacture, and distribution of products and services for the companion animal veterinary, livestock and poultry, water testing, and dairy markets, also contributed

2

to performance. Shares of IDEXX Laboratories increased as instrument placement metrics strengthened, specifically its Sedivue Dx analyzer.

Within the materials sector, the Fund’s holdings of Vulcan Materials Co., a producer of construction materials, contributed the most. Shares of Vulcan Materials moved higher as the company experienced volume growth across all of its markets and benefited from expectations for a strong Department of Transportation budget.

The Fund’s portfolio is actively managed and therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Funds as of December 31, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2016

	1 Year	5 Years	10 Years
Class VC	1.23%	11.52%	7.60%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

2   The Fund (Class VC shares) at net asset value.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/16 – 12/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/16	12/31/16	7/1/16 – 12/31/16
Class VC
Actual	$1,000.00	$1,007.20	$5.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.58

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2016

Sector*	%**
Consumer Discretionary	26.05%
Consumer Staples	1.74%
Energy	1.17%
Financials	11.57%
Health Care	13.92%
Industrials	18.01%
Information Technology	17.79%
Materials	7.39%
Telecommunication Services	0.94%
Repurchase Agreement	1.42%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2016

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.74%

Banks 4.91%
Citizens Financial Group, Inc.	41,399	$1,475
First Republic Bank	19,271	1,776
Signature Bank*	10,284	1,545
Western Alliance Bancorp*	26,348	1,283
Total		6,079

Beverages 0.53%
Brown-Forman Corp. Class B	14,531	653

Biotechnology 1.69%
BioMarin Pharmaceutical, Inc.*	11,362	941
Incyte Corp., Ltd.*	11,423	1,146
Total		2,087

Building Products 2.06%
A.O. Smith Corp.	19,141	906
Allegion plc (Ireland)(a)	13,940	892
Johnson Controls International plc	18,251	752
Total		2,550

Capital Markets 5.72%
CBOE Holdings, Inc.	11,563	854
E*TRADE Financial Corp.*	37,468	1,298
MarketAxess Holdings, Inc.	7,631	1,121
Moody’s Corp.	13,532	1,276
TD Ameritrade Holding Corp.	44,779	1,952
WisdomTree Investments, Inc.	51,312	572
Total		7,073

Chemicals 4.23%
CF Industries Holdings, Inc.	31,153	981
FMC Corp.	25,230	1,427
RPM International, Inc.	29,280	1,576
Westlake Chemical Corp.	22,269	1,247
Total		5,231

Communications Equipment 1.09%
Palo Alto Networks, Inc.*	10,782	1,348
Investments	Shares	Fair Value (000)
Construction Materials 1.74%
Vulcan Materials Co.	17,156	$2,147

Containers & Packaging 1.44%
Ball Corp.	12,293	923
Owens-Illinois, Inc.*	49,575	863
Total		1,786

Distributors 0.82%
LKQ Corp.*	33,278	1,020

Diversified Telecommunication Services 0.94%
Zayo Group Holdings, Inc.*	35,398	1,163

Electrical Equipment 3.94%
AMETEK, Inc.	35,133	1,708
Hubbell, Inc.	11,277	1,316
Rockwell Automation, Inc.	13,731	1,845
Total		4,869

Electronic Equipment, Instruments & Components 0.90%
Trimble, Inc.*	36,800	1,110

Food Products 1.21%
Hain Celestial Group, Inc. (The)*	38,437	1,500

Health Care Equipment & Supplies 4.55%
C.R. Bard, Inc.	5,198	1,168
DENTSPLY SIRONA, Inc.	20,741	1,197
Edwards Lifesciences Corp.*	13,398	1,255
Hologic, Inc.*	15,619	627
Intuitive Surgical, Inc.*	2,184	1,385
Total		5,632

Health Care Providers & Services 1.85%
Centene Corp.*	18,915	1,069
Henry Schein, Inc.*	8,081	1,226
Total		2,295

Health Care Technology 1.09%
Veeva Systems, Inc. Class A*	33,150	1,349

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2016

Investments	Shares	Fair Value (000)
Hotels, Restaurants & Leisure 7.10%
Hyatt Hotels Corp. Class A*	12,017	$664
Marriott International, Inc. Class A	30,642	2,533
Norwegian Cruise Line Holdings Ltd.*	35,477	1,509
Panera Bread Co. Class A*	5,425	1,113
Vail Resorts, Inc.	9,058	1,461
Wynn Resorts Ltd.	17,450	1,510
Total		8,790

Industrial Conglomerates 1.13%
Roper Technologies, Inc.	7,609	1,393

Information Technology Services 5.96%
Euronet Worldwide, Inc.*	17,993	1,303
FleetCor Technologies, Inc.*	12,403	1,756
Global Payments, Inc.	25,430	1,765
Sabre Corp.	59,322	1,480
Vantiv, Inc. Class A*	18,064	1,077
Total		7,381

Insurance 0.96%
Lincoln National Corp.	17,886	1,185

Internet & Direct Marketing Retail 1.32%
Expedia, Inc.	14,405	1,632

Internet Software & Services 1.36%
Akamai Technologies, Inc.*	25,192	1,680

Leisure Products 1.21%
Hasbro, Inc.	19,228	1,496

Life Sciences Tools & Services 3.18%
Agilent Technologies, Inc.	30,423	1,386
Mettler-Toledo International, Inc.*	4,139	1,732
Patheon NV (Netherlands)*(a)	28,228	811
Total		3,929
Investments	Shares	Fair Value (000)
Machinery 6.35%
Donaldson Co., Inc.	31,756	$1,336
IDEX Corp.	14,412	1,298
Ingersoll-Rand plc (Ireland)	22,455	1,685
Middleby Corp. (The)*	7,803	1,005
Nordson Corp.	7,601	852
Wabtec Corp.	20,234	1,680
Total		7,856

Media 2.96%
AMC Networks, Inc. Class A*	15,436	808
Cable One, Inc.	2,064	1,283
Scripps Networks Interactive, Inc. Class A	22,065	1,575
Total		3,666

Multi-Line Retail 2.56%
Dollar General Corp.	24,323	1,802
Dollar Tree, Inc.*	17,685	1,365
Total		3,167

Oil, Gas & Consumable Fuels 1.17%
Diamondback Energy, Inc.*	6,996	707
Parsley Energy, Inc. Class A*	21,096	743
Total		1,450

Pharmaceuticals 1.58%
Zoetis, Inc.	36,623	1,960

Professional Services 0.82%
Nielsen Holdings plc	24,099	1,011

Road & Rail 2.30%
Genesee & Wyoming, Inc. Class A*	19,852	1,378
J.B. Hunt Transport Services, Inc.	15,156	1,471
Total		2,849

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment 5.78%
Analog Devices, Inc.	18,095	$1,314
Lam Research Corp.	17,484	1,849
Microchip Technology, Inc.	31,402	2,014
Skyworks Solutions, Inc.	26,513	1,980
Total		7,157

Software 2.73%
Red Hat, Inc.*	24,465	1,705
ServiceNow, Inc.*	22,426	1,667
Total		3,372

Specialty Retail 8.14%
AutoZone, Inc.*	2,175	1,718
L Brands, Inc.	19,993	1,316
Michaels Cos, Inc. (The)*	39,304	804
O’Reilly Automotive, Inc.*	7,139	1,987
Ross Stores, Inc.	28,936	1,898
Tiffany & Co.	8,230	637
Tractor Supply Co.	22,564	1,711
Total		10,071

Textiles, Apparel & Luxury Goods 1.97%
Carter’s, Inc.	14,523	1,254
Hanesbrands, Inc.	55,107	1,189
Total		2,443

Trading Companies & Distributors 1.45%
HD Supply Holdings, Inc.*	42,112	1,790
Total Common Stocks (cost $122,031,421)		122,170
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 1.42%

Repurchase Agreement
Repurchase Agreement dated 12/30/2016, 0.03% due 1/3/2017 with Fixed Income Clearing Corp. collateralized by $1,685,000 of U.S. Treasury Inflation Indexed Note at 0.125% due 4/15/2017; value: $1,797,014; proceeds: $1,759,659 (cost $1,759,653)	$1,760	$1,760
Total Investments in Securities 100.16% (cost $123,791,074)		123,930
Liabilities in Excess of Cash and Other Assets (0.16)%		(195)
Net Assets 100.00%		$123,735

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$122,170	$–	$–	$122,170
Repurchase Agreement	–	1,760	–	1,760
Total	$122,170	$1,760	$–	$123,930

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2016.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments in securities, at fair value (cost $123,791,074)	$123,929,703
Cash	8,438
Receivables:
Interest and dividends	43,800
Capital shares sold	41,854
From advisor (See Note 3)	23,496
Prepaid expenses and other assets	283
Total assets	124,047,574
LIABILITIES:
Payables:
Management fee	83,987
Capital shares reacquired	37,774
Directors’ fees	17,279
Fund administration	4,199
Accrued expenses	168,916
Total liabilities	312,155
NET ASSETS	$123,735,419
COMPOSITION OF NET ASSETS:
Paid-in capital	$124,057,303
Accumulated net investment loss	(17,279)
Accumulated net realized loss on investments	(443,234)
Net unrealized appreciation on investments	138,629
Net Assets	$123,735,419
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	10,347,211
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$11.96

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2016

Investment income:
Dividends	$935,808
Interest	557
Total investment income	936,365
Expenses:
Management fee	854,783
Non 12b-1 service fees	267,376
Shareholder servicing	130,571
Professional	45,578
Fund administration	42,739
Reports to shareholders	34,558
Custody	30,480
Directors’ fees	3,697
Other	12,178
Gross expenses	1,421,960
Expense reductions (See Note 8)	(417)
Fees waived and expenses reimbursed (See Note 3)	(218,324)
Net expenses	1,203,219
Net investment loss	(266,854)
Net realized and unrealized gain (loss):
Net realized gain on investments	1,180,737
Net change in unrealized appreciation/depreciation on investments	(1,435,580)
Net realized and unrealized loss	(254,843)
Net Decrease in Net Assets Resulting From Operations	$(521,697)

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Operations:
Net investment loss	$(266,854)	$(443,994)
Net realized gain on investments	1,180,737	9,932,960
Net change in unrealized appreciation/depreciation on investments	(1,435,580)	(7,390,033)
Net increase (decrease) in net assets resulting from operations	(521,697)	2,098,933
Distributions to shareholders from:
Net realized gain	(736,893)	(9,756,067)
Capital share transactions (See Note 13):
Proceeds from sales of shares	141,471,322	101,073,915
Reinvestment of distributions	736,893	9,756,067
Cost of shares reacquired	(109,191,183)	(98,429,963)
Net increase in net assets resulting from capital share transactions	33,017,032	12,400,019
Net increase in net assets	31,758,442	4,742,885
NET ASSETS:
Beginning of year	$91,976,977	$87,234,092
End of year	$123,735,419	$91,976,977
Accumulated net investment loss	$(17,279)	$(15,935)

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	Net realized gain	Net asset value, end of period
12/31/2016	$11.88	$(0.03)	$0.18	$0.15	$(0.07)	$11.96
12/31/2015	12.91	(0.06)	0.41	0.35	(1.38)	11.88
12/31/2014	15.25	(0.04)	0.95	0.91	(3.25)	12.91
12/31/2013	13.19	(0.08)	4.93	4.85	(2.79)	15.25
12/31/2012	12.23	(0.02)	1.75	1.73	(0.77)	13.19

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
1.23	1.13	1.33	(0.25)	$123,735	155.06
2.72	1.20	1.31	(0.42)	91,977	125.17
6.07	1.20	1.32	(0.28)	87,234	197.85
37.08	1.20	1.31	(0.49)	98,244	120.75
14.10	1.20	1.31	(0.12)	89,376	138.33

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Growth Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2013 through December 31, 2016. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of

Notes to Financial Statements (continued)

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For the fiscal year ended December 31, 2016, the effective management fee, net of waivers, was at an annualized rate of .60% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

Effective May 1, 2016 and continuing through April 30, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.10%. This agreement may be terminated only upon the approval of the Board. Prior to May 1, 2016, Lord Abbett had contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net operating expenses to an annual rate of 1.20%

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and 2015 was as follows:

	Year Ended 12/31/2016	Year Ended 12/31/2015
Distributions paid from:
Ordinary income	$–	$2,224,813
Net long-term capital gains	736,893	7,531,254
Total distributions paid	$736,893	$9,756,067

As of December 31, 2016, the components of accumulated losses on a tax-basis were as follows:

Undistributed long-term capital gains	$775,057
Total undistributed earnings	775,057
Temporary differences	(17,279)
Unrealized losses – net	(1,079,662)
Total accumulated losses – net	$(321,884)

Notes to Financial Statements (continued)

As of December 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$125,009,365
Gross unrealized gain	4,616,059
Gross unrealized loss	(5,695,721)
Net unrealized security loss	$(1,079,662)

The difference between book-basis and tax basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated	Accumulated
Net Investment	Net Realized	Paid-in
Loss	Loss	Capital
$265,510	$15,742	$(281,252)

The permanent differences are attributable to the tax treatment of certain distributions received and net investment losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2016 were as follows:

Purchases	Sales
$196,319,320	$165,283,623

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2016.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

20

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$1,759,653	$–	$1,759,653
Total	$1,759,653	$–	$1,759,653

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,759,653	$–	$–	$(1,759,653)	$–
Total	$1,759,653	$–	$–	$(1,759,653)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2016.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended December 31, 2016, the Fund did not utilize the Facility.

21

Notes to Financial Statements (concluded)

10.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2016, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares sold	12,040,758	7,558,407
Reinvestment of distributions	59,571	815,710
Shares reacquired	(9,493,978)	(7,389,904)
Increase	2,606,351	984,213

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth Opportunities Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2017

23

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Didier O. Rosenfeld (1976)	Executive Vice President	Elected in 2016	Director of Global Equity, joined Lord Abbett in 2015 and was formerly a Portfolio Manager and Senior Analyst at Cornerstone Capital Management (2014–2015) and Managing Director at State Street Global Advisors (2000–2013).

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the review of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also met with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2016. The Board observed that the Fund’s investment performance was above the

29

Approval of Advisory Contract (continued)

median of the performance peer group for the three-year and ten-year periods, equal to the median of the performance peer group for the five-year period and below the median of the performance peer group for the one-year period. The Board also considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s investment performance was reasonable and supported the continuation of the Agreement.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense levels of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and excluding marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the levels of the management fee, in conjunction with a proposed expense limitation agreement adequately addressed any economies of scale in managing the Fund.

30

Approval of Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888–522–2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information Of the distributions paid to the shareholders during the fiscal year ended December 31, 2016, $736,893 represents long-term capital gains..

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Growth Opportunities Portfolio	LASFGO-3 (02/17)

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—International Core Equity Portfolio

For the fiscal year ended December 31, 2016

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

18	Financial Highlights

20	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Supplemental Information to Shareholders

Lord Abbett Series Fund — International Core Equity Portfolio
Annual Report

For the fiscal year ended December 31, 2016

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Daria L. Foster Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — International Core Equity Portfolio for the fiscal year ended December 31, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2016, the Fund returned -1.74%, reflecting performance at the net asset value (NAV) of Class VC Shares, with all distributions reinvested, compared to its benchmark, the MSCI EAFE® Index with Gross Dividends1, which returned 1.51% over the same period.

Over the period, global equity markets experienced significant volatility, as a result of continued central bank stimulus, sharp moves in commodity prices, the United Kingdom’s Brexit vote, uncertainty around Chinese economic growth, and the

U.S. election. Overall, European markets (as measured by the EURO STOXX 50®2) rose roughly 1.7% in U.S. dollars for the period, while Japan’s Nikkei 2253 rose 2.38%.

At the end of 2015, the Federal Reserve (Fed) raised interest rates, for the first time since the financial crisis, to a range between 0.25%–0.50%. At that time, Fed expectations were for 4 rate hikes in 2016. That did not materialize, but the Fed did raise rates again at the December 2016 Fed meeting, from a range of 0.25%–0.50% to a range of 0.50%–0.75%, and indicated that it was targeting three rate hikes in

1

2017. Similarly, other central banks continued their accommodative monetary policies, as the European Central Bank cut the deposit rate in the Eurozone from –0.2% to –0.3% in December 2015 and increased its existing monetary easing program to €80 billion per month in March 2016. In January 2016, the Bank of Japan introduced negative rates on excess reserves in an effort to stimulate economic growth and, at its September meeting, introduced “yield curve control” to regulate both short- and long-term rates. The Bank of Japan also committed itself to expand the monetary base until inflation—as measured by the Consumer Price Index—exceeds 2%.

By February of 2016, crude oil prices had fallen to under $27/bbl. By the end of the year, however, prices had recovered to above $50, helped by an OPEC agreement to cut 1.2mm barrels per day in production and a separate production cut deal with non-OPEC producers. Adding to the volatility during the year was the United Kingdom’s vote, to leave the European Union, which rattled global financial markets that had largely expected a “remain” vote. Following the vote, the British pound fell to a 30-year low and yields on U.K. bonds also fell to historical lows.

In November, Donald Trump won the U.S. presidential election, with Republicans seizing control of both the House of Representatives and the Senate, contributing to a strong U.S. market rally to finish 2016, which was fueled by expectations for increased infrastructure and defense spending, broad tax reform, and decreased regulations. The Trump election drove the Japanese yen sharply lower, resulting in a double-digit rally in Japan’s Nikkei to close out the year. The Mexican peso also has suffered significantly since the election, as Trump repeatedly threatened to build a border wall with Mexico and took aim at multinational exporters and free-trade agreements. In Italy, a referendum on constitutional reforms was voted down, causing Prime Minister Matteo Renzi to submit his resignation. The Italian government also approved a €20 billion facility in December to provide stability to its banking sector after capital levels were criticized by the ECB.

During the period, the Fund’s underperformance relative to the benchmark was primarily driven by stock selection in the consumer discretionary and industrials sectors. Within the consumer discretionary sector, Berkeley Group Holdings plc, an English mixed-use property development company, detracted from relative performance. The company’s stock declined significantly after the United Kingdom’s Brexit vote, with a broad decline in the country’s biggest homebuilders. In addition, ITV plc, a United Kingdom-based media company, performed poorly over the period. The company suffered after the U.K.’s Brexit vote due to its significant operational exposure.

2

Within the industrials sector, Japan Airlines Co. Ltd., a Japan-based airline company, performed poorly over the period after company earnings decreased due to employee cost increases and decreased travel volume stemming from an increase in terrorist acts around the world.

Stock selection within the materials sector contributed to the Fund’s relative performance during the period. Within materials, shares of Fortescue Metals Group, an iron ore exploration, development, production, and processing company, rallied on the back of both higher iron ore prices and greater production. In addition, shares of South32 Ltd., an Australian metals and mining company, rose as the company was able to reduce costs while its higher margin mining assets performed better than expected.

Stock selection within the utilities sector also contributed to the Fund’s relative performance during the period. Within the sector, shares of Snam S.p.A., an Italian natural-gas distribution network, performed well, as the company benefited from being viewed as a safety stock following volatility caused by the U.K.’s Brexit vote.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

2 The EURO STOXX 50® Index represents the performance of the 50 largest companies among the 19 supersectors in terms of free-float market cap in 12 eurozone countries. These countries include Austria, Belgium, Finland, France, Germany, Greece,

Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The index has a fixed number of components and is part of the STOXX blue-chip index family. The index captures about 60% of the free-float market cap of the EURO STOXX Total Market Index (TMI).

3 The Nikkei Stock Average, the Nikkei 225 is used around the globe as the premier index of Japanese stocks. Because of the prominent nature of the index, many financial products linked to the Nikkei 225 have been created are traded worldwide while the index has been sufficiently used as the indicator of the movement of Japanese stock markets. The Nikkei 225 is a price-weighted equity index, which consists of 225 stocks in the 1st section of the Tokyo Stock Exchange.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

3

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Funds as of December 31, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the MSCI EAFE® Index with Gross Dividends and the MSCI EAFE® Index with Net Dividends, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

	Average Annual Total Returns for the
	Period Ended December 31, 2016
	1 Year	5 Years	Life of Class
Class VC2	-1.74%	4.38%	2.19%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.

2 The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/16 – 12/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/16	12/31/16	7/1/16 - 12/31/16
Class VC
Actual	$1,000.00	$1,045.60	$4.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.42

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2016

Sector*	%**
Consumer Discretionary	9.93%
Consumer Staples	8.94%
Energy	5.62%
Financials	24.16%
Health Care	11.31%
Industrials	13.62%
Information Technology	6.72%
Materials	8.44%
Real Estate	2.41%
Telecommunication Services	4.64%
Utilities	2.34%
Repurchase Agreement	1.87%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments

December 31, 2016

		U.S. $
		Fair Value
Investments	Shares	(000)
COMMON STOCKS 97.94%

Australia 1.58%

Construction Materials 0.48%
CSR Ltd.	84,477	$282

Metals & Mining 1.10%
BlueScope Steel Ltd.	30,192	202
South32 Ltd.	226,850	450
		652
Total Australia		934

Austria 1.00%

Banks
Erste Group Bank AG*	20,156	590

Belgium 2.61%

Beverages 2.05%
Anheuser-Busch InBev SA/NV	11,410	1,208

Chemicals 0.56%
Solvay SA	2,848	334
Total Belgium		1,542

Canada 1.41%

Banks 0.21%
Bank of Nova Scotia (The)	2,300	128

Electric: Utilities 1.20%
Emera, Inc.	10,400	352
Fortis, Inc.	11,500	355
		707
Total Canada		835

Denmark 0.91%

Banks
Danske Bank A/S	17,766	539
		U.S. $
		Fair Value
Investments	Shares	(000)
Finland 1.35%

Paper & Forest Products
Stora Enso OYJ R Shares	16,779	$180
UPM-Kymmene OYJ	24,988	614
		794

France 15.89%

Aerospace & Defense 0.83%
Thales SA	2,069	201
Zodiac Aerospace	12,591	289
		490

Auto Components 1.20%
Valeo SA	12,324	708

Banks 3.22%
BNP Paribas SA	13,824	881
Societe Generale SA	20,761	1,022
		1,903

Construction & Engineering 1.27%
Vinci SA	10,998	749

Diversified Telecommunication Services 1.30%
Orange SA	50,489	767

Electrical Equipment 0.30%
Schneider Electric SE	2,563	178

Food Products 1.81%
Danone SA	16,805	1,065

Information Technology Services 0.48%
Atos SE	2,703	285

Insurance 2.05%
AXA SA	47,913	1,210

Machinery 0.49%
Alstom SA*	10,472	289

Media 0.47%
Publicis Groupe SA	4,022	278

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

		U.S. $
		Fair Value
Investments	Shares	(000)
France (continued)

Oil, Gas & Consumable Fuels 0.66%
Total SA	7,556	$387

Pharmaceuticals 1.29%
Sanofi	9,426	763

Textiles, Apparel & Luxury Goods 0.52%
LVMH Moet Hennessy Louis Vuitton SE	1,614	308
Total France		9,380

Germany 7.63%

Health Care Providers & Services 1.04%
Fresenius Medical Care AG & Co. KGaA	7,258	615

Hotels, Restaurants & Leisure 1.18%
TUI AG	48,709	698

Industrial Conglomerates 2.35%
Siemens AG Registered Shares	11,278	1,386

Insurance 1.52%
Allianz SE Registered Shares	3,735	617
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered Shares	1,486	281
		898

Life Sciences Tools & Services 0.65%
MorphoSys AG*	7,444	382

Software 0.89%
SAP SE	6,042	527
Total Germany		4,506

Hong Kong 0.23%

Equity Real Estate Investment Trusts
Link REIT	21,000	137
		U.S. $
		Fair Value
Investments	Shares	(000)
India 0.61%

Banks
ICICI Bank Ltd. ADR	48,329	$362

Ireland 0.79%

Banks
Bank of Ireland *	1,878,296	465

Italy 0.77%

Electric: Utilities
Enel SpA	102,756	453

Japan 27.99%

Airlines 1.16%
Japan Airlines Co., Ltd.	23,500	687

Auto Components 0.46%
Unipres Corp.	13,800	275

Automobiles 3.01%
Fuji Heavy Industries Ltd.	14,100	576
Honda Motor Co., Ltd.	23,900	698
Mazda Motor Corp.	30,900	506
		1,780

Banks 5.10%
Mitsubishi UFJ Financial Group, Inc.	236,900	1,460
Sumitomo Mitsui Financial Group, Inc.	32,000	1,221
Sumitomo Mitsui Trust Holdings, Inc.	9,300	333
		3,014

Chemicals 3.41%
Asahi Kasei Corp.	65,215	569
Mitsubishi Chemical Holdings Corp.	125,100	811
Mitsubishi Gas Chemical Co., Inc.	22,900	391
Teijin Ltd.	12,000	243
		2,014

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2016

		U.S. $
		Fair Value
Investments	Shares	(000)
Japan (continued)

Construction & Engineering 1.65%
Obayashi Corp.	28,800	$275
Shimizu Corp.	48,000	439
Taisei Corp.	37,000	259
		973

Diversified Financial Services 1.11%
ORIX Corp.	42,000	655

Electronic Equipment, Instruments & Components 1.29%
Hitachi Ltd.	141,000	762

Equity Real Estate Investment Trusts 0.09%
Nomura Real Estate Master Fund, Inc.	34	51

Household Durables 0.46%
Sony Corp.	9,800	275

Information Technology Services 0.83%
Fujitsu Ltd.	88,000	489

Insurance 1.58%
T&D Holdings, Inc.	32,600	431
Tokio Marine Holdings, Inc.	12,200	501
		932

Machinery 0.49%
FANUC Corp.	1,700	288

Marine 0.91%
Mitsui OSK Lines Ltd.	81,000	225
Nippon Yusen KK	167,000	310
		535

Metals & Mining 0.69%
JFE Holdings, Inc.	19,500	297
Nippon Steel & Sumitomo Metal Corp.	4,900	109
		406
		U.S. $
		Fair Value
Investments	Shares	(000)
Real Estate Management & Development 0.74%
Daito Trust Construction Co., Ltd.	2,900	$436

Software 0.68%
Nintendo Co., Ltd.	1,900	399

Technology Hardware, Storage & Peripherals 0.91%
NEC Corp.	202,000	536

Trading Companies & Distributors 1.04%
Mitsubishi Corp.	28,700	611

Wireless Telecommunication Services 2.38%
NTT DOCOMO, Inc.	19,900	454
SoftBank Group Corp.	14,300	950
		1,404
Total Japan		16,522

Netherlands 6.70%

Banks 1.47%
ING Groep NV	61,510	866

Industrial Conglomerates 0.72%
Koninklijke Philips NV	13,936	425

Insurance 1.18%
NN Group NV	20,601	698

Oil, Gas & Consumable Fuels 3.33%
Royal Dutch Shell plc B Shares	67,821	1,968
Total Netherlands		3,957

New Zealand 0.37%

Construction Materials
Fletcher Building Ltd.	29,802	219

Portugal 0.78%

Electric: Utilities 0.37%
EDP - Energias de Portugal SA	71,476	218

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

		U.S. $
		Fair Value
Investments	Shares	(000)
Portugal (continued)

Oil, Gas & Consumable Fuels 0.41%
Galp Energia SGPS SA	16,247	$242
Total Portugal		460

Singapore 0.98%

Equity Real Estate Investment Trusts 0.50%
Ascendas Real Estate Investment Trust	186,800	293

Food Products 0.48%
Wilmar International Ltd.	114,300	283
Total Singapore		576

South Korea 1.51%

Biotechnology 0.52%
Celltrion, Inc.*	3,434	305

Technology Hardware, Storage & Peripherals 0.99%
Samsung Electronics Co., Ltd.	394	586
Total South Korea		891

Spain 2.17%

Construction & Engineering 0.66%
Sacyr SA *	166,580	389

Oil, Gas & Consumable Fuels 1.21%
Repsol SA	50,675	716

Specialty Retail 0.30%
Industria de Diseno Textil SA	5,085	174
Total Spain		1,279

Sweden 1.50%

Machinery 0.65%
Volvo AB B Shares	32,597	381

Real Estate Management & Development 0.85%
Castellum AB	36,586	501
Total Sweden		882
		U.S. $
		Fair Value
Investments	Shares	(000)
Switzerland 7.62%

Capital Markets 0.50%
Credit Suisse Group AG Registered Shares*	20,588	$295

Food Products 2.29%
Nestle SA Registered Shares	18,836	1,351

Insurance 0.70%
Swiss Life Holding AG Registered Shares*	1,465	415

Pharmaceuticals 4.13%
Novartis AG Registered Shares	11,012	801
Roche Holding AG	7,169	1,638
		2,439
Total Switzerland		4,500

Taiwan 0.64%

Semiconductors & Semiconductor Equipment
Taiwan Semiconductor Manufacturing Co., Ltd.	67,000	377

United Kingdom 10.59%

Aerospace & Defense 0.87%
BAE Systems plc	70,209	512

Air Freight & Logistics 0.23%
Royal Mail plc	23,433	134

Auto Components 1.58%
GKN plc	227,955	932

Banks 1.01%
HSBC Holdings plc	36,628	296
Royal Bank of Scotland Group plc *	107,629	298
		594

Hotels, Restaurants & Leisure 0.71%
Compass Group plc	16,467	304
Merlin Entertainments plc†	20,944	116
		420

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2016

		U.S. $
		Fair Value
Investments	Shares	(000)
United Kingdom (continued)

Insurance 1.13%
Direct Line Insurance Group plc	147,031	$669

Metals & Mining 0.45%
Anglo American plc*	18,779	269

Pharmaceuticals 1.36%
GlaxoSmithKline plc	41,576	800

Tobacco 2.30%
British American Tobacco plc	23,834	1,358

Wireless Telecommunication Services 0.95%
Vodafone Group plc	229,046	564
Total United Kingdom		6,252

United States 2.31%

Biotechnology
Shire plc	23,596	1,362
Total Common Stocks (cost $56,303,958)		57,814
	Principal	U.S. $
	Amount	Fair Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 1.87%

Repurchase Agreement
Repurchase Agreement dated 12/30/2016, 0.03% due 1/3/2017 with Fixed Income Clearing Corp. collateralized by $1,060,000 of U.S. Treasury Inflation Indexed Note at 0.125% due 4/15/2017; value: $1,130,466; proceeds: $1,103,557 (cost $1,103,554)	$1,104	$1,104
Total Investments in Securities 99.81% (cost $57,407,512)		58,918
Foreign Cash and Other Assets in Excess of Liabilities 0.19%		111
Net Assets 100.00%		$59,029

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.

12	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks(3)	$57,814	$–	$–	$57,814
Repurchase Agreement	–	1,104	–	1,104
Total	$57,814	$1,104	$–	$58,918

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	As of December 31, 2016, the Fund utilized the last sale or official closing price on the exchange or system on which foreign securities are principally traded which resulted in Level 1 inputs. As of December 31, 2015, the Fund utilized adjusted valuations for the majority of foreign securities which resulted in Level 2 inputs (as described in Note 2(a)). For the fiscal year ended December 31, 2016, total securities transferred from Level 2 to Level 1 amounted to $15,763,692.

See Notes to Financial Statements.	13

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments in securities, at fair value (cost $57,407,512)	$58,918,039
Foreign cash, at value (cost $24,349)	24,516
Receivables:
Interest and dividends	130,034
Capital shares sold	103,685
From advisor (See Note 3)	18,264
Prepaid expenses	341
Total assets	59,194,879
LIABILITIES:
Payables:
Management fee	37,199
Investment securities purchased	23,093
Directors’ fees	4,540
Fund administration	1,984
Capital shares reacquired	9
Accrued expenses	98,951
Total liabilities	165,776
NET ASSETS	$59,029,103
COMPOSITION OF NET ASSETS:
Paid-in capital	$66,535,802
Distributions in excess of net investment income	(52,131)
Accumulated net realized loss on investments and foreign currency related translation	(8,960,368)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,505,800
Net Assets	$59,029,103
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	4,000,773
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.75

14	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $190,182)	$1,924,744
Total investment income	1,924,744
Expenses:
Management fee	437,720
Non 12b-1 service fees	145,793
Shareholder servicing	62,530
Professional	54,220
Custody	46,871
Reports to shareholders	28,713
Fund administration	23,345
Directors’ fees	2,044
Other	11,963
Gross expenses	813,199
Expense reductions (See Note 8)	(225)
Fees waived and expenses reimbursed (See Note 3)	(305,220)
Net expenses	507,754
Net investment income	1,416,990
Net realized and unrealized gain (loss):
Net realized loss on investments (net of foreign capital gains tax of $1,186)	(4,277,647)
Net realized gain on foreign currency related transactions	43,274
Net change in unrealized appreciation/depreciation on investments	1,852,801
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(1,538)
Net realized and unrealized loss	(2,383,110)
Net Decrease in Net Assets Resulting From Operations	$(966,120)

See Notes to Financial Statements.	15

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2016	December 31, 2015
Operations:
Net investment income	$1,416,990	$1,111,868
Net realized loss on investments and foreign currency related transactions	(4,234,373)	(3,769,237)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,851,263	1,259,624
Net decrease in net assets resulting from operations	(966,120)	(1,397,745)
Distributions to shareholders from:
Net investment income	(1,555,460)	(911,329)
Tax return of capital	–	(31,072)
Total distributions to shareholders	(1,555,460)	(942,311)
Capital share transactions (See Note 13)
Proceeds from sales of shares	3,545,976	10,297,052
Reinvestment of distributions	1,555,460	942,311
Cost of shares reacquired	(3,775,290)	(1,303,723)
Net increase in net assets resulting from capital share transactions	1,326,146	9,935,640
Net increase (decrease) in net assets	(1,195,434)	7,595,584
NET ASSETS:
Beginning of year	$60,224,537	$52,628,953
End of year	$59,029,103	$60,224,537
Distributions in excess of net investment income	$(52,131)	$(25,667)

16	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Return
	beginning of period	ment income(a)	unrealized gain (loss)	opera- tions	investment income	realized gain	of capital
12/31/2016	$15.42	$0.36	$(0.63)	$(0.27)	$(0.40)	$–	$–
12/31/2015	15.95	0.30	(0.59)	(0.29)	(0.23)	–	(0.01)
12/31/2014	18.38	0.26	(1.99)	(1.73)	(0.18)	(0.52)	–
12/31/2013	15.31	0.22	3.32	3.54	(0.24)	(0.23)	–
12/31/2012	13.48	0.29	1.75	2.04	(0.21)	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

18	See Notes to Financial Statements.

			Ratios to Average Net Assets:			Supplemental Data:
			Total
			expenses
	Net		after			Net
	asset		waivers		Net	assets,	Portfolio
Total	value,	Total	and/or reim-	Total	investment	end of	turnover
distri-	end of	return(b)	bursements	expenses	income	period	rate
butions	period	(%)	(%)	(%)	(%)	(000)	(%)
$(0.40)	$14.75	(1.74)	0.87	1.39	2.43	$59,029	190.31
(0.24)	15.42	(1.78)	0.87	1.43	1.84	60,225	59.93
(0.70)	15.95	(9.47)	0.87	1.59	1.49	52,629	57.80
(0.47)	18.38	23.16	0.87	2.02	1.31	31,923	56.36
(0.21)	15.31	15.13	0.87	3.81	2.03	9,945	78.47

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers International Core Equity Portfolio (the “Fund”).

The Fund’s investment objective is to seek long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2013 through December 31, 2016. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized loss on foreign currency related transactions in the Fund’s Statement of Operations.

Notes to Financial Statements (continued)

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2016, the effective management fee, net of waivers, was at an annualized rate of 0.23% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2016 and continuing through April 30, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, to an annual rate of .87%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2016 and 2015 was as follows:

	Year Ended 12/31/2016	Year Ended 12/31/2015
Distributions paid from:
Ordinary income	$1,555,460	$911,239
Return of capital	–	31,072
Total distributions paid	$1,555,460	$942,311

As of December 31, 2016, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	$(8,417,878)
Temporary differences	(13,012)
Unrealized gains – net	924,191
Total accumulated losses – net	$(7,506,699)

* The capital losses will carry forward indefinitely.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $8,472 during fiscal 2016.

As of December 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$57,989,121
Gross unrealized gain	2,765,823
Gross unrealized loss	(1,836,905)
Net unrealized security gain	$928,918

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain foreign securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$112,006	$(95,405)	$(16,601)

The permanent differences are attributable to the tax treatment of foreign currency transactions, certain expenses, certain distributions, and certain foreign securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2016 were as follows:

Purchases	Sales
$110,408,183	$108,278,226

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2016.

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$1,103,554	$–	$1,103,554
Total	$1,103,554	$–	$1,103,554

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,103,554	$–	$–	$(1,103,554)	$–
Total	$1,103,554	$–	$–	$(1,103,554)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2016.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

Notes to Financial Statements (continued)

9.	LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended December 31, 2016, the Fund did not utilize the Facility.

10.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2016, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

Large company value stocks, in which the Fund invests, may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks.

The Fund is subject to the risks of investing in foreign securities and derivatives. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market countries.

The Fund is also subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect the Fund’s performance.

Notes to Financial Statements (concluded)

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares sold	241,082	624,933
Reinvestment of distributions	105,670	61,468
Shares reacquired	(250,444)	(81,333)
Increase	96,308	605,068

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of International Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Core Equity Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Core Equity Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2017

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Didier O. Rosenfeld (1976)	Executive Vice President	Elected in 2016	Director of Global Equity, joined Lord Abbett in 2015 and was formerly a Portfolio Manager and Senior Analyst at Cornerstone Capital Management (2014–2015) and Managing Director at State Street Global Advisors (2000–2013).

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the review of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also met with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2016. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year period and below the median of the performance peer group for the three-year and five-year periods. The Board also considered Lord

Approval of Advisory Contract (continued)

Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s investment performance was reasonable and supported the continuation of the Agreement.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense levels of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and excluding marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the levels of the management fee, in conjunction with a proposed expense limitation agreement adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible

Approval of Advisory Contract (concluded)

benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The Fund intends to pass through foreign source income of $2,114,407 and foreign taxes of $189,056.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. International Core Equity Portfolio	SFICE-3 (02/17)

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—International Opportunities Portfolio

For the fiscal year ended December 31, 2016

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

18	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information to Shareholders

Lord Abbett Series Fund — International Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2016

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Daria L. Foster Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — International Opportunities Portfolio for the fiscal year ended December 31, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2016, the Fund returned -4.28%, reflecting performance at the net asset value (NAV) of Class VC Shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex US SmallCap® Index1, which returned 3.78% over the same period.

Over the period, global equity markets experienced significant volatility, as a result of continued central bank stimulus, sharp moves in commodity prices, the United Kingdom’s Brexit vote, uncertainty around Chinese economic growth, and the U.S. election. Overall, European markets (as measured by the EURO STOXX 50®2) rose roughly 1.7% in U.S. dollars for the period, while Japan’s Nikkei 2253 rose 2.38%.

At the end of 2015, the Federal Reserve (Fed) raised interest rates, for the first time since the financial crisis, to a range between 0.25% - 0.50%. At that time, Fed expectations were for 4 rate hikes in 2016. That did not materialize, but the Fed did raise rates again at the December 2016 Fed meeting, to a range of 0.50%-0.75%, and indicated that it was targeting three rate hikes in 2017. Similarly, other central banks continued their accommodative monetary policies, as the European Central Bank cut the deposit rate in the Eurozone from -0.2% to -0.3% in December 2015 and increased

1

its existing monetary easing program to €80 billion per month in March 2016. In January 2016, the Bank of Japan introduced negative rates on excess reserves in an effort to stimulate economic growth and, at its September meeting, introduced “yield curve control” to regulate both short- and long-term rates. The Bank of Japan also committed itself to expand the monetary base until inflation–as measured by the Consumer Price Index - exceeds 2%.

By February of 2016, crude oil prices had fallen to under $27/bbl. By the end of the year, however, prices had recovered to above $50, helped by an OPEC agreement to cut 1.2mm barrels per day in production and a separate production cut deal with non-OPEC producers. Adding to the volatility during the year was the United Kingdom’s vote, to leave the European Union, which rattled global financial markets that had largely expected a “remain” vote. Following the vote, the British pound fell to a 30-year low and yields on U.K. bonds also fell to historical lows.

In November, Donald Trump won the U.S. presidential election, with Republicans seizing control of both the House of Representatives and the Senate, contributing to a strong U.S. market rally to finish 2016, which was fueled by expectations for increased infrastructure and defense spending, broad tax reform, and decreased regulations. The Trump election drove the Japanese yen sharply lower, resulting in a double-digit rally in Japan’s Nikkei to close out the year. The Mexican peso also has suffered significantly since the election, as Trump repeatedly threatened to build a border wall with Mexico and took aim at multinational exporters and free-trade agreements. In Italy, a referendum on constitutional reforms was voted down, causing Prime Minister Matteo Renzi to submit his resignation. The Italian government also approved a €20 billion facility in December to provide stability to its banking sector after capital levels were criticized by the ECB.

Stock selection, most notably in the materials and consumer discretionary sectors, was the primary driver of relative underperformance during the period. Within materials, shares of Essentra plc, a United Kingdom-based manufacturer and distributor of tobacco supplies, declined after missing earnings for the first half of 2016 and experiencing a decline in revenue. In addition, Hill & Smith Holdings PLC, a United Kingdom-based manufacturer and supplier of infrastructure products and galvanizing services, detracted from performance as shares reversed from strong gains earlier in the year.

Within the consumer discretionary sector, shares of DFS Furniture PLC, a United Kingdom-based furniture and fixture manufacturer, declined after the U.K.’s Brexit vote in June and amid concerns for the housing market.

Conversely, stock selection in the information technology and consumer staples sectors contributed to relative performance. Within the information technology sector, shares of SUMCO Corp., a Japanese silicon manufacturer, rose as the company benefited from the yen’s weakening and the higher value of the company’s exports. In addition, shares of Hitachi High-Tech Corp., an electronic components manufacturer, also rose, as the company benefited from continued

2

growth in the science and medical systems segment and as the company’s exports benefited from a weaker yen.

Within the consumer staples sector, Treasury Wine Est. Ltd, an operator of vineyards and wineries, contributed to the Fund’s performance. The company’s stock rose as the company continued to focus on growing margins with ambitious expansion initiatives.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The S&P Developed Ex-U.S. SmallCap® Index captures the bottom 15% of companies domiciled in the developed markets (excluding the United States) within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a value traded of at least US$50 million for the past 12 months at the time of the annual reconstitution. Stocks are excluded if their market capitalization falls below US$75 million, or if the value traded is less than US$35 million at the time of reconstitution.

2  The EURO STOXX 50® Index represents the performance of the 50 largest companies among the 19 supersectors in terms of free-float market cap in 12 eurozone countries. These countries include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The index has a fixed number of components and is part of the STOXX blue-chip index family. The index captures about 60% of the free-float market cap of the EURO STOXX Total Market Index (TMI).

3  The Nikkei Stock Average, the Nikkei 225 is used around the globe as the premier index of Japanese stocks. Because of the prominent nature of the index, many financial products linked to the Nikkei 225 have been created are traded worldwide while the index has been sufficiently used as the indicator of the movement of Japanese stock markets. The Nikkei 225 is a price-weighted equity index, which consists of 225 stocks in the 1st section of the Tokyo Stock Exchange.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Funds as of December 31, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P Developed Ex-U.S. SmallCap Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

  Average Annual Total Returns for the

  Periods Ended December 31, 2016

	1 Year	5 Years	10 Years
Class VC	-4.28%	9.70%	2.00%

1  Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/16 – 12/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/16	12/31/16	7/1/16 - 12/31/16
Class VC
Actual	$1,000.00	$1,021.90	$6.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.09

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2016

Sector*	%**
Closed-Ended Fund	0.60%
Consumer Discretionary	16.81%
Consumer Staples	5.84%
Energy	5.95%
Exchange-Traded Fund	1.47%
Financials	13.36%
Health Care	4.59%
Industrials	20.81%
Information Technology	13.05%
Materials	7.28%
Real Estate	5.03%
Telecommunication Services	1.75%
Utilities	2.94%
Repurchase Agreement	0.52%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2016

		U.S. $
		Fair Value
Investments	Shares	(000)
COMMON STOCKS 98.93%

Australia 2.59%

Beverages 0.43%
Treasury Wine Estates Ltd.	23,821	$184

Commercial Services & Supplies 0.66%
Spotless Group Holdings Ltd.	397,523	284

Electric: Utilities 0.78%
AusNet Services	293,849	335

Equity Real Estate Investment Trusts 0.25%
Charter Hall Group	31,738	108

Hotels, Restaurants & Leisure 0.47%
Mantra Group Ltd.	90,891	202
Total Australia		1,113

Austria 0.36%

Semiconductors & Semiconductor Equipment
ams AG	5,375	153

Canada 7.63%

Electric: Utilities 1.34%
Emera, Inc.	17,000	575

Metals & Mining 0.78%
HudBay Minerals, Inc.	58,569	335

Oil, Gas & Consumable Fuels 4.67%
Africa Oil Corp.*	202,459	404
Canacol Energy Ltd.*	141,600	483
Vermilion Energy, Inc.	12,600	530
Whitecap Resources, Inc.	65,600	594
		2,011

Paper & Forest Products 0.84%
Interfor Corp.*	32,400	362
Total Canada		3,283
		U.S. $
		Fair Value
Investments	Shares	(000)
China 0.48%

Energy Equipment & Services
Hilong Holding Ltd.	710,000	$206

Finland 2.96%

Leisure Product 0.77%
Amer Sports OYJ	12,387	329

Metals & Mining 0.83%
Outotec OYJ*	68,083	358

Trading Companies & Distributors 1.36%
Cramo OYJ	23,386	586
Total Finland		1,273

France 5.35%

Health Care Providers & Services 0.80%
Korian SA	11,770	345

Hotels, Restaurants & Leisure 1.12%
Elior Group+	21,112	483

Information Technology Services 1.44%
Altran Technologies SA*	42,417	620

Life Sciences Tools & Services 0.28%
Genfit*	5,356	118

Real Estate Management & Development 0.69%
Nexity SA*	6,345	297

Specialty Retail 1.02%
Maisons du Monde SA*+	16,576	437
Total France		2,300

Germany 5.09%

Industrial Conglomerates 1.41%
Rheinmetall AG	9,010	606

Internet Software & Services 1.15%
XING AG	2,684	496

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2016

		U.S. $
		Fair Value
Investments	Shares	(000)
Germany (continued)

Life Sciences Tools & Services 1.82%
Gerresheimer AG	7,023	$522
MorphoSys AG*	5,099	262
		784

Machinery 0.71%
Deutz AG	53,973	303
Total Germany		2,189

Hong Kong 3.18%

Communications Equipment 0.85%
VTech Holdings Ltd.	27,400	367

Diversified Telecommunication Services 0.69%
HKBN Ltd.	269,880	296

Household Durables 0.62%
Techtronic Industries Co., Ltd.	74,000	265

Paper & Forest Products 1.02%
Lee & Man Paper Manufacturing Ltd.	567,000	440
Total Hong Kong		1,368

India 2.97%

Consumer Finance 0.62%
Bharat Financial Inclusion Ltd.*	30,725	266

Information Technology Services 0.80%
Vakrangee Ltd.	85,650	345

Real Estate Management & Development 0.51%
Housing Development & Infrastructure Ltd.*	248,191	219

Thrifts & Mortgage Finance 1.04%
Dewan Housing Finance Corp., Ltd.	124,133	446
Total India		1,276
		U.S. $
		Fair Value
Investments	Shares	(000)
Indonesia 1.35%

Banks 1.01%

Bank Tabungan Negara Persero Tbk PT	3,371,196	$435

Consumer Finance 0.34%
PT Clipan Finance Indonesia Tbk*	8,129,400	145
Total Indonesia		580

Ireland 4.92%

Beverages 0.82%
C&C Group plc	84,050	352

Equity Real Estate Investment Trusts 0.66%
Hibernia REIT plc	219,892	285

Health Care Providers & Services 1.67%
UDG Healthcare plc	86,903	716

Household Durables 1.77%
Cairn Homes plc*	536,278	762
Total Ireland		2,115

Israel 1.43%

Chemicals
Frutarom Industries Ltd.	12,012	613

Italy 4.07%

Beverages 0.74%
Davide Campari-Milano SpA	32,569	318

Capital Markets 0.75%
Anima Holding SpA+	59,480	323

Electrical Equipment 0.66%
Prysmian SpA	11,023	283

Textiles, Apparel & Luxury Goods 1.92%
Brunello Cucinelli SpA	16,103	345
Moncler SpA	27,585	480
		825
Total Italy		1,749

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

		U.S. $
		Fair Value
Investments	Shares	(000)
Japan 26.13%

Banks 2.51%
Fukuoka Financial Group, Inc.	124,000	$551
Shinsei Bank Ltd.	315,000	528
		1,079

Beverages 1.02%
Coca-Cola East Japan Co., Ltd.	19,900	439

Construction & Engineering 1.22%
SHO-BOND Holdings Co., Ltd.	12,600	525

Containers & Packaging 1.09%
Fuji Seal International, Inc.	22,000	470

Electronic Equipment, Instruments & Components 1.97%
Hitachi High-Technologies Corp.	11,700	472
Taiyo Yuden Co. Ltd.	31,200	374
		846

Equity Real Estate Investment Trusts 1.88%
GLP J-Reit	397	457
Hulic Reit, Inc.	208	349
		806

Food & Staples Retailing 1.06%
Sundrug Co., Ltd.	6,600	457

Food Products 0.69%
Nichirei Corp.	14,400	298

Hotels, Restaurants & Leisure 2.14%
HIS Co., Ltd.	10,200	268
Resorttrust, Inc.	9,100	168
St. Marc Holdings Co., Ltd.	15,900	484
		920
		U.S. $
		Fair Value
Investments	Shares	(000)
Information Technology Services 2.29%
NS Solutions Corp.	22,500	$405
Obic Co., Ltd.	7,200	315
SCSK Corp.	7,600	266
		986

Insurance 0.68%
Anicom Holdings, Inc.	14,100	292

Machinery 3.93%
CKD Corp.	33,800	384
Nabtesco Corp.	7,100	165
Takeuchi Manufacturing Co., Ltd.	21,700	484
Tsubakimoto Chain Co.	81,000	658
		1,691

Professional Services 1.18%
en-japan, Inc.	28,400	509

Semiconductors & Semiconductor Equipment 1.49%
Sumco Corp.	49,600	641
Software 0.95%
NSD Co., Ltd.	8,200	129
Trend Micro, Inc.	7,900	281
		410

Specialty Retail 0.97%
United Arrows Ltd.	15,100	417

Wireless Telecommunication Services 1.06%
Okinawa Cellular Telephone Co.	15,200	453
Total Japan		11,239

Luxembourg 1.64%

Machinery 0.92%
Stabilus SA*	7,392	397

Multi-Line Retail 0.72%
B&M European Value Retail SA	90,348	310
Total Luxembourg		707

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2016

		U.S. $
		Fair Value
Investments	Shares	(000)
Netherlands 3.82%

Air Freight & Logistics 1.09%
PostNL NV*	108,657	$468

Hotels, Restaurants & Leisure 1.11%
Basic-Fit NV*+	28,353	478

Insurance 0.52%
ASR Nederland NV*	9,299	221

Machinery 1.10%
Aalberts Industries NV	14,598	474
Total Netherlands		1,641

Philippines 1.86%

Banks 0.73%
Rizal Commercial Banking Corp.	167,840	113
Security Bank Corp.	52,390	200
		313

Hotels, Restaurants & Leisure 0.63%
Bloomberry Resorts Corp.*	2,204,700	273

Real Estate Management & Development 0.50%
Filinvest Land, Inc.	6,997,500	215
Total Philippines		801

Portugal 0.81%

Multi-Utilities
REN—Redes Energeticas Nacionais SGPS SA	123,343	350

Spain 1.03%

Equity Real Estate Investment Trusts 0.51%
Hispania Activos Inmobiliarios SOCIMI SA	18,612	220

Food Products 0.52%
Ebro Foods SA	10,653	223
Total Spain		443
		U.S. $
		Fair Value
Investments	Shares	(000)
Sweden 3.10%

Auto Components 0.32%
Dometic Group AB*+	18,731	$138

Commercial Services & Supplies 1.45%
Loomis AB Class B	20,910	622

Consumer Finance 0.81%
Hoist Finance AB+	37,312	347

Food & Staples Retailing 0.52%
Axfood AB	14,315	225
Total Sweden		1,332

Switzerland 1.30%

Household Durables
Forbo Holding AG Registered Shares*	434	560

Taiwan 0.77%

Semiconductors & Semiconductor Equipment
Realtek Semiconductor Corp.	105,000	332

United Kingdom 13.14%

Capital Markets 2.19%
Jupiter Fund Management plc	42,956	235
Man Group plc	309,423	451
TP ICAP plc	47,506	254
		940

Chemicals 0.30%
Essentra plc	22,923	130

Consumer Finance 2.10%
Arrow Global Group plc	246,467	905

Household Durables 0.77%
Countryside Properties plc*+	108,398	332

Internet & Direct Marketing Retail 1.06%
ASOS plc*	7,472	457

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

		U.S. $
		Fair Value
Investments	Shares	(000)
United Kingdom (continued)

Machinery 2.11%
Bodycote plc	61,431	$487
Concentric AB	33,528	419
		906

Metals & Mining 0.95%
Hill & Smith Holdings plc	27,616	408

Oil, Gas & Consumable Fuels 0.77%
Tullow Oil plc*	85,538	330

Professional Services 1.55%
Exova Group plc	164,187	385
WS Atkins plc	15,750	283
		668

Trading Companies & Distributors 1.34%
Diploma plc	44,992	576
Total United Kingdom		5,652

United States 2.36%

Exchange-Traded Fund 1.47%
VanEck Vectors Junior Gold Miners	19,963	630

Semiconductors & Semiconductor Equipment 0.89%
CEVA, Inc.*	11,449	384
Total United States		1,014

Vietnam 0.59%

Closed-Ended Fund
VinaCapital Vietnam Opportunity Fund Ltd.*	75,213	254
Total Common Stocks (cost $40,885,198)		42,543
	Principal	U.S. $
	Amount	Fair Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.51%

Repurchase Agreement
Repurchase Agreement dated 12/30/2016, 0.03% due 1/3/2017 with Fixed Income Clearing Corp. collateralized by $215,000 of U.S. Treasury Inflation Indexed Note at 0.125% due 4/15/2017; value: $229,293; proceeds: $221,368 (cost $221,368)	$221	$221
Total Investments in Securities 99.44% (cost $41,106,566)		42,764
Foreign Cash and Other Assets in Excess of Liabilities 0.56%		241
Net Assets 100.00%		$43,005

*	Non-income producing security.
+	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.

See Notes to Financial Statements.	11

Schedule of Investments (concluded)

December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks(3)	$42,543	$–	$–	$42,543
Repurchase Agreement	–	221	–	221
Total	$42,543	$221	$–	$42,764

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	As of December 31, 2016, the Fund utilized the last sale or official closing price on the exchange or system on which foreign securities are principally traded which resulted in Level 1 inputs. As of December 31, 2015, the Fund utilized adjusted valuations for the majority of foreign securities which resulted in Level 2 inputs (as described in Note 2(a)). For the fiscal year ended December 31, 2016, total securities transferred from Level 2 to Level 1 amounted to $32,210,871.

12	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments in securities, at fair value (cost $41,106,566)	$42,763,969
Foreign cash, at value (cost $49,566)	49,008
Receivables:
Investment securities sold	268,858
Dividends	66,081
From advisor (See Note 3)	14,639
Capital shares sold	18,539
Prepaid expenses	287
Total assets	43,181,381
LIABILITIES:
Payables:
Capital shares reacquired	13,231
Investment securities purchased	1,732
Management fee	27,343
Directors’ fees	8,169
Fund administration	1,458
Accrued expenses	124,899
Total liabilities	176,832
NET ASSETS	$43,004,549
COMPOSITION OF NET ASSETS:
Paid-in capital	$43,551,360
Distributions in excess of net investment income	(151,918)
Accumulated net realized loss on investments and foreign currency related translation	(2,049,902)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,655,009
Net Assets	$43,004,549
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	5,523,344
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$7.79

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended December 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $95,603)	$1,022,147
Interest and other	306
Total investment income	1,022,453
Expenses:
Management fee	352,976
Non 12b-1 service fees	117,486
Shareholder servicing	80,358
Fund administration	18,825
Reports to shareholders	30,661
Directors’ fees	1,675
Professional	61,324
Custody	60,781
Other	11,667
Gross expenses	735,753
Expense reductions (See Note 8)	(182)
Fees waived and expenses reimbursed (See Note 3)	(170,711)
Net expenses	564,860
Net investment income	457,593
Net realized and unrealized loss:
Net realized loss on investments (net of foreign capital gains tax of $20,097)	(283,859)
Net realized loss on foreign currency related transactions	(27,101)
Net change in unrealized appreciation/depreciation on investments	(2,656,690)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	10
Net realized and unrealized loss	(2,967,640)
Net Decrease in Net Assets Resulting From Operations	$(2,510,047)

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2016	December 31, 2015
Operations:
Net investment income	$457,593	$396,752
Net realized gain (loss) on investments and foreign currency related transactions	(310,960)	2,180,525
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(2,656,680)	2,676,561
Net increase (decrease) in net assets resulting from operations	(2,510,047)	5,253,838
Distributions to shareholders from:
Net investment income	(435,134)	(441,845)
Net realized gain	–	(4,088,313)
Total distributions to shareholders	(435,134)	(4,530,158)
Capital share transactions (See Note 13):
Proceeds from sales of shares	11,437,768	26,580,824
Reinvestment of distributions	435,134	4,530,158
Cost of shares reacquired	(19,741,659)	(26,523,881)
Net increase (decrease) in net assets resulting from capital share transactions	(7,868,757)	4,587,101
Net increase (decrease) in net assets	(10,813,938)	5,310,781
NET ASSETS:
Beginning of year	$53,818,487	$48,507,706
End of year	$43,004,549	$53,818,487
Distributions in excess of net investment income	$(151,918)	$(281,484)

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:

				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	oper-	investment	realized	distri-
	of period	income(a)	gain (loss)	ations	income	gain	butions
12/31/2016	$8.22	$0.08	$(0.43)	$(0.35)	$(0.08)	$–	$(0.08)
12/31/2015	8.07	0.06	0.83	0.89	(0.07)	(0.67)	(0.74)
12/31/2014	10.08	0.09	(0.64)	(0.55)	(0.13)	(1.33)	(1.46)
12/31/2013	8.48	0.09	2.56	2.65	(0.19)	(0.86)	(1.05)
12/31/2012	7.30	0.12	1.37	1.49	(0.17)	(0.14)	(0.31)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

		Total
		expenses
Net		after
asset		waivers		Net	Net	Portfolio
value,	Total	and/or	Total	investment	assets, end	turnover
end of	return(b)	reimbursements	expenses	income	of period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)
$7.79	(4.28)	1.20	1.57	0.97	$43,005	84.36
8.22	11.10	1.20	1.52	0.73	53,818	87.07
8.07	(5.76)	1.20	1.49	0.90	48,508	64.58
10.08	31.70	1.20	1.44	0.93	57,067	89.28
8.48	20.38	1.20	1.42	1.44	49,131	100.44

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers International Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

18

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2013 through December 31, 2016. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized loss on foreign currency related transactions in the Fund’s Statement of Operations.

19

Notes to Financial Statements (continued)

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2016, the effective management fee, net of waivers, was at an annualized rate of .39% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2016 and continuing through April 30, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.20%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

21

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2016 and 2015 was as follows:

	Year Ended 12/31/2016	Year Ended 12/31/2015
Distributions paid from:
Ordinary income	$435,134	$1,143,859
Net long-term capital gains	–	3,386,299
Total distributions paid	$435,134	$4,530,158

As of December 31, 2016, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$29,201
Total undistributed earnings	29,201
Capital loss carryforwards*	(1,785,796)
Temporary differences	(8,166)
Unrealized gains – net	1,217,950
Total accumulated losses – net	$(546,811)

*	The capital losses will carry forward indefinitely.

As of December 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$41,544,984
Gross unrealized gain	3,693,232
Gross unrealized loss	(2,474,247)
Net unrealized security gain	$1,218,985

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain foreign securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$107,107	$(107,107)

The permanent differences are attributable to the tax treatment of certain foreign securities, certain expenses, and foreign currency transactions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2016 were as follows:

Purchases	Sales
$39,112,621	$46,543,621

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2016.

22

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$221,368	$–	$221,368
Total	$221,368	$–	$221,368

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$221,368	$–	$–	$(221,368)	$–
Total	$221,368	$–	$–	$(221,368)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2016.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

23

Notes to Financial Statements (continued)

9.	LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended December 31, 2016, the Fund did not utilize the Facility.

10.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2016, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. These include the risks of investing in equity markets in foreign countries, the risk of investing in derivatives, liquidity risk, and the risks from leverage. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund is subject to the risks of investing in foreign securities and in the securities of small companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market countries. Investing in small companies generally involves greater risks than investing in the stocks of larger companies, including more volatility and less liquidity.

The Fund is also subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other instruments.

These factors can affect the Fund’s performance.

24

Notes to Financial Statements (concluded)

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares sold	1,441,534	3,003,758
Reinvestment of distributions	56,070	550,391
Shares reacquired	(2,519,824)	(3,020,048)
Increase (decrease)	(1,022,220)	534,101

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of International Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Opportunities Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2017

26

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

27

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978– 2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

28

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

29

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Didier O. Rosenfeld (1976)	Executive Vice President	Elected in 2016	Director of Global Equity, joined Lord Abbett in 2015 and was formerly a Portfolio Manager and Senior Analyst at Cornerstone Capital Management (2014–2015) and Managing Director at State Street Global Advisors (2000–2013).

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

30

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

31

Approval of Advisory Contract

The Board, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the review of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also met with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of the Fund’s benchmark; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and the Fund’s benchmark as of various periods ended August 31, 2016. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the three-year and five-year periods and below the median of the performance peer group for the one-year and ten-year periods. The Board also considered Lord

32

Approval of Advisory Contract (continued)

Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s investment performance was reasonable and supported the continuation of the Agreement.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense levels of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and excluding marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the levels of the management fee, in conjunction with a proposed expense limitation agreement adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord

33

Approval of Advisory Contract (concluded)

Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

34

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The Fund intends to pass through foreign source income of $1,087,606 and foreign taxes of $114,867.

35

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	International Opportunities Portfolio	SFIO-PORT-3 (02/17)

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Mid Cap Stock Portfolio

For the fiscal year ended December 31, 2016

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund — Mid Cap Stock Portfolio
Annual Report

For the fiscal year ended December 31, 2016

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Daria L. Foster Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Mid Cap Stock Portfolio for the fiscal year ended December 31, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2016, the Fund returned 16.39%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,1 which returned 20.00% over the same period.

Domestic equity markets (as represented by the S&P 500® Index2) returned 11.96% over the past year. Despite this general move higher, there were significant bouts of volatility within U.S. stock markets, including their worst start to a calendar year on record.

Crude oil prices played a significant role in the increased market volatility, as Brent oil prices fluctuated sharply throughout the fiscal year. In December, the Organization of Petroleum Exporting Countries agreed to reduce oil production effective 2017. Furthermore, global markets were affected by the devaluation of China’s currency and weak economic data out of the region. The Chinese economy advanced at an annual rate of 6.7% in the third quarter of 2016, a slower pace than in recent years.

1

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June to leave the European Union (“Brexit”) was a surprise that caused a sell-off in global markets.

In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. The Federal Reserve (Fed) raised target rates for the second time in 12 months in December, from 0.25%–0.50% to 0.50%–0.75%. U.S. gross domestic product (GDP) grew at a 3.2% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third-quarter personal consumption and federal government spending increased, quarter over quarter. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, finishing at 4.6% in November.

The U.S. presidential election took an unexpected turn as Donald J. Trump was elected president, in contrast to indications from poll numbers before the election. Markets rallied on improved clarity in the U.S. political agenda, with the House and Senate also under Republican control.

During the period, stock selection and an underweight in the industrials sector were the largest detractors from the Fund’s performance relative to its benchmark. Within the industrials sector, the Fund’s holdings of Parker Hannifin Corp., a manufacturer of motion-control and fluid systems and components within multiple industries, detracted most. Parker Hannifin fell as organic growth expectations remained flat, specifically its business segments in North America. The Fund’s position in Stanley Works, a provider of appliances and tools for various industrial applications, also detracted from performance. Shares fell as the company faced macro headwinds from declining industry sales and low growth in emerging market regions.

Stock selection in the information technology sector also detracted from the Fund’s performance. The Fund’s holdings of Verifone Systems, Inc., an electronic payment solutions company, detracted most. Shares of Verifone Systems, Inc. fell as it missed second quarter earnings estimates as macro challenges outside the United States created headwinds for future revenue growth and profitability.

During the period, security selection and an overweight in the energy sector were the largest contributors to the Fund’s relative performance. Within the energy sector, the Fund’s holdings of Patterson-UTI Energy, Inc., a domestic land-based drilling rigs and pressure pumping equipment operator, and Cimarex Energy Co., an independent oil and gas exploration and production company, both contributed to performance. Patterson and Cimarex benefitted as U.S. rig counts and oil prices increased throughout the calendar year.

Stock selection in the consumer discretionary sector also contributed to the

2

Fund’s performance. The Fund’s holding of Whirlpool Corp., a marketer and manufacturer of home appliances, contributed most. Whirlpool shares gained as the firm expected to implement cost-cutting and productivity measures that were expected to improve earnings growth despite a declining industry growth.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

2  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Funds as of December 31, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Value Index and the S&P MidCap 400® Value Index assuming reinvestment of all dividends and distributions. the Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2016

	1 Year	5 Years	10 Years
Class VC	16.39%	13.27%	5.66%

1  Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/16 – 12/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period(a)
			7/1/16 -
	7/1/16	12/31/16	12/31/16
Class VC
Actual	$1,000.00	$1,102.40	$6.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.20	$5.99

(a)	Net expenses are equal to the Fund’s annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2016

Sector*	%**
Consumer Discretionary	8.20%
Consumer Staples	5.72%
Energy	11.23%
Financials	23.24%
Health Care	5.25%
Industrials	13.25%
Information Technology	10.55%
Materials	6.34%
Real Estate	9.15%
Utilities	6.20%
Repurchase Agreement	0.87%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6	See Notes to Financial Statements.

Schedule of Investments

December 31, 2016

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.22%

Aerospace & Defense 0.88%
Orbital ATK, Inc.	35,554	$3,119

Airlines 1.60%
Alaska Air Group, Inc.	64,215	5,698

Banks 9.79%
CIT Group, Inc.	124,199	5,301
Citizens Financial Group, Inc.	218,100	7,771
East West Bancorp, Inc.	127,000	6,455
KeyCorp	378,700	6,919
M&T Bank Corp.	28,600	4,474
Webster Financial Corp.	73,520	3,991
Total		34,911

Beverages 2.77%
Coca-Cola European Partners plc (United Kingdom)(a)	139,759	4,388
Molson Coors Brewing Co. Class B	56,456	5,494
Total		9,882

Building Products 1.57%
Johnson Controls International plc	135,730	5,591

Capital Markets 2.56%
E*TRADE Financial Corp.*	194,400	6,736
OM Asset Management plc (United Kingdom)(a)	165,184	2,395
Total		9,131

Chemicals 2.76%
Albemarle Corp.	31,882	2,744
Eastman Chemical Co.	55,417	4,168
FMC Corp.	51,611	2,919
Total		9,831

Communications Equipment 4.21%
Harris Corp.	34,242	3,509
Juniper Networks, Inc.	193,600	5,471
Motorola Solutions, Inc.	72,800	6,034
Total		15,014
Investments	Shares	Fair Value (000)
Construction & Engineering 0.74%
Fluor Corp.	50,126	$2,633

Containers & Packaging 1.43%
Graphic Packaging Holding Co.	263,200	3,285
Packaging Corp. of America	21,300	1,806
Total		5,091

Electric: Utilities 6.20%
Edison International	84,100	6,054
Great Plains Energy, Inc.	118,300	3,236
Portland General Electric Co.	157,200	6,811
PPL Corp.	176,800	6,020
Total		22,121

Electrical Equipment 2.92%
AMETEK, Inc.	90,701	4,408
Hubbell, Inc.	51,539	6,015
Total		10,423

Energy Equipment & Services 3.00%
Nabors Industries Ltd.	211,304	3,466
Patterson-UTI Energy, Inc.	89,312	2,404
Superior Energy Services, Inc.	285,200	4,814
Total		10,684

Equity Real Estate Investment Trusts 9.15%
Alexandria Real Estate Equities, Inc.	32,406	3,601
Brixmor Property Group, Inc.	173,360	4,233
Duke Realty Corp.	185,000	4,914
Healthcare Trust of America, Inc. Class A	101,740	2,962
Highwoods Properties, Inc.	64,900	3,311
Kimco Realty Corp.	149,500	3,761
UDR, Inc.	142,914	5,214
Vornado Realty Trust	44,509	4,645
Total		32,641

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2016

Investments	Shares	Fair Value (000)
Food Products 2.96%
Bunge Ltd.	56,017	$4,046
Pinnacle Foods, Inc.	66,962	3,579
Snyder’s-Lance, Inc.	76,048	2,916
Total		10,541

Health Care Equipment & Supplies 1.22%
Alere, Inc.*	112,005	4,365

Health Care Providers & Services 1.76%
Cardinal Health, Inc.	32,767	2,358
HealthSouth Corp.	95,074	3,921
Total		6,279

Hotels, Restaurants & Leisure 3.00%
MGM Resorts International*	194,178	5,598
Royal Caribbean Cruises Ltd.	62,200	5,103
Total		10,701

Household Durables 3.74%
Lennar Corp. Class A	52,400	2,249
Newell Brands, Inc.	106,019	4,734
Whirlpool Corp.	35,000	6,362
Total		13,345

Information Technology Services 3.56%
CSRA, Inc.	143,679	4,575
Fidelity National Information Services, Inc.	57,800	4,372
Xerox Corp.	427,678	3,733
Total		12,680

Insurance 10.39%
Allied World Assurance Co. Holdings AG (Switzerland)(a)	77,923	4,185
Allstate Corp. (The)	37,545	2,783
Arch Capital Group Ltd.*	39,100	3,374
Argo Group International Holdings Ltd.	39,867	2,627
Brown & Brown, Inc.	52,900	2,373
Hanover Insurance Group, Inc. (The)	52,838	4,809
Investments	Shares	Fair Value (000)
Insurance (continued)
Hartford Financial Services
Group, Inc. (The)	114,886	$5,474
Lincoln National Corp.	52,700	3,493
XL Group Ltd.	212,500	7,918
Total		37,036

Life Sciences Tools & Services 1.55%
Agilent Technologies, Inc.	67,500	3,075
PerkinElmer, Inc.	47,000	2,451
Total		5,526

Machinery 4.79%
Ingersoll-Rand plc (Ireland)(a)	65,600	4,923
ITT, Inc.	99,627	3,842
Kennametal, Inc.	138,809	4,339
Parker-Hannifin Corp.	28,269	3,958
Total		17,062

Metals & Mining 2.16%
Freeport-McMoRan, Inc.*	242,182	3,195
Steel Dynamics, Inc.	126,900	4,515
Total		7,710

Oil, Gas & Consumable Fuels 8.24%
Cimarex Energy Co.	49,669	6,750
Hess Corp.	57,700	3,594
Marathon Oil Corp.	377,200	6,529
Noble Energy, Inc.	145,344	5,532
Range Resources Corp.	70,525	2,423
Williams Cos., Inc. (The)	146,300	4,556
Total		29,384

Pharmaceuticals 0.72%
Mallinckrodt plc*	51,605	2,571

Road & Rail 0.78%
Kansas City Southern	32,667	2,772

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment 2.79%
Micron Technology, Inc.*	111,700	$2,448
ON Semiconductor Corp.*	264,000	3,369
Skyworks Solutions, Inc.	55,509	4,144
Total		9,961

Specialty Retail 0.72%
L Brands, Inc.	39,060	2,572

Textiles, Apparel & Luxury Goods 0.74%
PVH Corp.	29,400	2,653

Thrifts & Mortgage Finance 0.52%
Astoria Financial Corp.	100,000	1,865
Total Common Stocks (cost $313,045,251)		353,793
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.87%

Repurchase Agreement
Repurchase Agreement dated 12/30/2016, 0.03% due 1/3/2017 with Fixed Income Clearing Corp. collateralized by $2,950,000 of U.S. Treasury Inflation Indexed Note at 0.125% due 4/15/2017; value: $3,146,107; proceeds: $3,082,605 (cost $3,082,595)	$3,083	$3,083
Total Investments in Securities 100.09% (cost $316,127,846)		356,876
Liabilities in Excess of Cash and Other Assets (0.09)%		(313)
Net Assets 100.00%		$356,563

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$353,793	$–	$–	$353,793
Repurchase Agreement	–	3,083	–	3,083
Total	$353,793	$3,083	$–	$356,876

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2016.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments in securities, at fair value (cost $316,127,846)	$356,876,382
Cash	26,320
Receivables:
Interest and dividends	749,582
Investment securities sold	869,213
Capital shares sold	49,927
Prepaid expenses	2,433
Total assets	358,573,857
LIABILITIES:
Payables:
Capital shares reacquired	992,492
Management fee	228,899
Directors’ fees	107,369
Fund administration	12,208
Accrued expenses	670,320
Total liabilities	2,011,288
NET ASSETS	$356,562,569
COMPOSITION OF NET ASSETS:
Paid-in capital	$310,472,092
Undistributed net investment income	850
Accumulated net realized gain on investments	5,341,091
Net unrealized appreciation on investments	40,748,536
Net Assets	$356,562,569
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	13,970,922
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$25.52

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2016

Investment income:
Dividends	$5,807,660
Interest	1,455
Total investment income	5,809,115
Expenses:
Management fee	2,578,087
Non 12b-1 service fees	859,283
Shareholder servicing	259,504
Fund administration	137,498
Reports to shareholders	67,135
Directors’ fees	11,988
Professional	57,201
Custody	13,137
Other	35,120
Gross expenses	4,018,953
Expense reductions (See Note 8)	(1,330)
Net expenses	4,017,623
Net investment income	1,791,492
Net realized and unrealized gain:
Net realized gain on investments	24,359,673
Net change in unrealized appreciation/depreciation on investments	26,147,065
Net realized and unrealized gain	50,506,738
Net Increase in Net Assets Resulting From Operations	$52,298,230

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2016	December 31, 2015
Operations:
Net investment income	$1,791,492	$2,184,144
Net realized gain on investments	24,359,673	46,095,610
Net change in unrealized appreciation/depreciation on investments	26,147,065	(61,653,829)
Net increase (decrease) in net assets resulting from operations	52,298,230	(13,374,075)
Distributions to shareholders from:
Net investment income	(1,708,602)	(2,135,083)
Net realized gain	(19,456,583)	(21,990,439)
Total distributions to shareholders	(21,165,185)	(24,125,522)
Capital share transactions (See Note 13):
Proceeds from sales of shares	23,269,382	20,306,034
Reinvestment of distributions	21,165,186	24,125,522
Cost of shares reacquired	(66,531,091)	(77,570,107)
Net decrease in net assets resulting from capital share transactions	(22,096,523)	(33,138,551)
Net increase (decrease) in net assets	9,036,522	(70,638,148)
NET ASSETS:
Beginning of year	$347,526,047	$418,164,195
End of year	$356,562,569	$347,526,047
Undistributed (distributions in excess of) net investment income	$850	$(82,040)

12	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of period	income(a)	gain (loss)	tions	income	gain	butions
12/31/2016	$23.28	$0.13	$ 3.69	$3.82	$(0.13)	$(1.45)	$(1.58)
12/31/2015	26.02	0.15	(1.16)	(1.01)	(0.15)	(1.58)	(1.73)
12/31/2014	23.43	0.10	2.60	2.70	(0.11)	–	(0.11)
12/31/2013	18.05	0.10	5.37	5.47	(0.09)	–	(0.09)
12/31/2012	15.86	0.11	2.20	2.31	(0.12)	–	(0.12)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net				Net
asset			Net	assets,	Portfolio
value,	Total	Total	investment	end of	turnover
end of	return(b)	expenses	income	period	rate
period	(%)	(%)	(%)	(000)	(%)
$25.52	16.39	1.17	0.52	$356,563	66.66
23.28	(3.79)	1.18	0.56	347,526	61.00
26.02	11.53	1.16	0.40	418,164	58.45
23.43	30.32	1.14	0.49	437,155	62.17
18.05	14.55	1.16	0.66	399,199	65.70

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Mid Cap Stock Portfolio (the “Fund”).

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2013 through December 31, 2016. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer

17

Notes to Financial Statements (continued)

broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2016, the effective management was at an annualized rate of .75% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the

18

Notes to Financial Statements (continued)

insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and 2015 was as follows:

	Year Ended 12/31/2016	Year Ended 12/31/2015
Distributions paid from:
Ordinary income	$1,708,602	$2,135,083
Net long-term capital gains	19,456,583	21,990,439
Total distributions paid	$21,165,185	$24,125,522

As of December 31, 2016, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$198,039
Undistributed long-term capital gains	6,479,470
Total undistributed earnings	6,677,509
Temporary differences	(107,369)
Unrealized gains – net	39,520,337
Total accumulated gains – net	$46,090,477

As of December 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$317,356,045
Gross unrealized gain	46,515,719
Gross unrealized loss	(6,995,382)
Net unrealized security gain	$39,520,337

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

19

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2016 were as follows:

Purchases	Sales
$227,469,927	$266,251,600

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2016.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$3,082,595	$–	$3,082,595
Total	$3,082,595	$–	$3,082,595

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$3,082,595	$–	$–	$(3,082,595)	$–
Total	$3,082,595	$–	$–	$(3,082,595)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2016.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’

20

Notes to Financial Statements (continued)

fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended December 31, 2016, the Fund did not utilize the Facility.

10.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2016, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

21

Notes to Financial Statements (concluded)

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares sold	972,000	783,314
Reinvestment of distributions	822,686	1,050,654
Shares reacquired	(2,749,761)	(2,978,195)
Decrease	(955,075)	(1,144,227)

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Mid Cap Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mid Cap Stock Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Stock Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2017

23

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Didier O. Rosenfeld (1976)	Executive Vice President	Elected in 2016	Director of Global Equity, joined Lord Abbett in 2015 and was formerly a Portfolio Manager and Senior Analyst at Cornerstone Capital Management (2014–2015) and Managing Director at State Street Global Advisors (2000–2013).

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the review of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also met with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2016. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the three-year period and below the median of the performance peer group for the one-year, five-year and ten-year periods. The Board also considered

29

Approval of Advisory Contract (continued)

Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s investment performance was reasonable and supported the continuation of the Agreement.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense levels of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was slightly above the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and excluding marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the levels of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that

30

Approval of Advisory Contract (concluded)

the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information
For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.
Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2016, $19,456,583 represents long-term capital gains..

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Mid Cap Stock Portfolio	LASFMCV-3 (02/17)

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Short Duration Income Portfolio

For the fiscal year ended December 31, 2016

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

43	Statement of Assets and Liabilities

44	Statement of Operations

45	Statements of Changes in Net Assets

46	Financial Highlights

48	Notes to Financial Statements

59	Report of Independent Registered Public Accounting Firm

60	Supplemental Information to Shareholders

Lord Abbett Series Fund — Short Duration Income Portfolio Annual Report

For the fiscal year ended December 31, 2016

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Daria L. Foster Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Short Duration Income Portfolio for the fiscal year ended December 31, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2016, the Fund returned 3.47%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the BofA Merrill Lynch 1-3 year U.S. Corporate Credit Index,1 which returned 2.39% over the same period.

Yields on longer-dated Treasury bonds were relatively flat, rising only slightly over the 12-month period ended December 31, 2016, while the yield on shorter-dated two-year Treasury notes increased 0.18%

over the same period, leading to a slight flattening of the Treasury yield curve. Corporate credit spreads narrowed over the 12-month period, particularly within lower-rated, investment grade debt. Consumer prices rose at a moderate pace, with the Consumer Price Index (CPI) rising 2.1% over the 12-month period ended December 31, 2016. Meanwhile, the employment picture continued to improve as the unemployment rate remained steady at 4.7%, with 156,000 jobs added in December 2016; employment growth has

1

averaged 165,000 per month, over the last three months. This compares with an unemployment rate of 5.0% a year earlier and a recent high of 10.0% in October 2009. In December, the U.S. Federal Reserve (Fed) raised its target for short-term interest rates 0.25%, to a range of 0.50% - 0.75%, as economic data continued to suggest a strengthening domestic economy.

Consistent with the Fund’s strategic design, the Fund maintained exposures to a variety of bond market sectors, in addition to the investment grade corporate bonds represented in the benchmark. This design allows for the flexibility to take advantage of relative value opportunities across sectors, and these weightings were important factors affecting performance. The primary factors contributing to the Fund’s relative performance over the period were allocations to high yield corporate bonds and commercial mortgage-backed securities (CMBS). High

1 The BofA Merrill Lynch 1-3 Year U.S. Corporate Credit Index is an unmanaged index comprised of U.S. dollar-denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with between one and three years remaining to final maturity.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that yield bonds outperformed higher-rated securities as spreads tightened, contributing to the relative performance of the Fund. Additionally, the Fund maintained out-of-benchmark exposure to securitized sectors, including commercial mortgage-backed securities, which aided absolute performance, as these sectors outperformed investment grade corporate bonds during the 12-month period.

The Fund’s underweight to investment grade corporates detracted from performance during the 12-month period. However, security selection was positive as the Fund remained overweight ‘BBB’ rated securities, which outperformed higher-rated securities.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Funds as of December 31, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer

2

own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the BofA Merrill Lynch 1-3 Year U.S. Corporate Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	Life of Class
Class VC2	3.47%	1.56%

1  Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on April 14, 2014.

2  The Class VC shares commenced operations on April 4, 2014. Performance for the Class began on April 14, 2014.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/16 – 12/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
			7/1/16 -
	7/1/16	12/31/16	12/31/16
Class VC
Actual	$1,000.00	$1,007.50	$4.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.11	$4.06

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2016

Sector*	%**
Auto	3.34%
Basic Industry	0.86%
Capital Goods	0.92%
Consumer Cyclical	1.50%
Consumer Discretionary	0.79%
Consumer Services	1.87%
Consumer Staples	1.00%
Energy	10.43%
Financial Services	58.27%
Foreign Government	0.24%
Government	2.97%
Health Care	2.58%
Integrated Oils	0.86%
Materials & Processing	3.50%
Municipal	0.30%
Other	0.13%
Producer Durables	0.91%
Technology	2.84%
Telecommunications	1.83%
Transportation	0.66%
Utilities	2.47%
Repurchase Agreement	1.73%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 94.73%
ASSET-BACKED SECURITIES 19.70%

Automobiles 8.85%
Ally Auto Receivables Trust 2014-2 A3	1.25%	4/15/2019	$12	$11,807
Ally Auto Receivables Trust 2015-2 A3	1.49%	11/15/2019	8	8,012
AmeriCredit Automobile Receivables Trust 2014-3 B	1.92%	11/8/2019	248	248,848
AmeriCredit Automobile Receivables Trust 2016-4 A2A	1.34%	4/8/2020	35	34,989
Avis Budget Rental Car Funding AESOP LLC 2012-3A A†	2.10%	3/20/2019	193	193,247
Avis Budget Rental Car Funding AESOP LLC 2013-2A A†	2.97%	2/20/2020	200	202,172
BMW Vehicle Owner Trust 2014-A A3	0.97%	11/26/2018	6	5,770
California Republic Auto Receivables Trust 2013-1 A2†	1.41%	9/17/2018	11	10,868
California Republic Auto Receivables Trust 2014-3 A3	1.09%	11/15/2018	8	7,905
California Republic Auto Receivables Trust 2014-4 A3	1.27%	1/15/2019	3	3,389
California Republic Auto Receivables Trust 2015-1 A3	1.33%	4/15/2019	3	3,234
California Republic Auto Receivables Trust 2015-3 A4	2.13%	5/17/2021	15	15,080
California Republic Auto Receivables Trust 2015-4 A3†	2.04%	1/15/2020	11	11,071
California Republic Auto Receivables Trust 2015-4 A4†	2.58%	6/15/2021	200	201,909
California Republic Auto Receivables Trust 2015-4 B†	3.73%	11/15/2021	12	12,275
California Republic Auto Receivables Trust 2016-1 A3	1.89%	5/15/2020	30	30,151
California Republic Auto Receivables Trust 2016-1 A4	2.24%	10/15/2021	58	58,344
California Republic Auto Receivables Trust 2016-2 A3	1.56%	7/15/2020	11	10,985
California Republic Auto Receivables Trust 2016-2 A4	1.83%	12/15/2021	15	14,916
Capital Auto Receivables Asset Trust 2013-4 C	2.67%	2/20/2019	66	66,477
Capital Auto Receivables Asset Trust 2014-3 C†	2.71%	11/20/2019	21	21,228
Capital Auto Receivables Asset Trust 2015-2 A2	1.39%	9/20/2018	14	14,009
Capital Auto Receivables Asset Trust 2015-3 B	2.43%	9/21/2020	11	11,063

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Automobiles (continued)
Capital Auto Receivables Asset Trust 2015-3 C	2.90%	12/21/2020	$10		$10,125
Capital Auto Receivables Asset Trust 2015-3 D	3.34%	3/22/2021	9		9,103
Capital Auto Receivables Asset Trust 2016-1 B	2.67%	12/21/2020	12		11,983
Capital Auto Receivables Asset Trust 2016-2 A3	1.46%	6/22/2020	21		20,939
Capital Auto Receivables Asset Trust 2016-2 A4	1.63%	1/20/2021	11		10,896
CarMax Auto Owner Trust 2013-1 C	1.54%	12/15/2018	5		5,005
CarMax Auto Owner Trust 2014-2 A3	0.98%	1/15/2019	16		15,526
CarMax Auto Owner Trust 2015-2 A2A	0.82%	6/15/2018	1	(a)	762
CarMax Auto Owner Trust 2016-3 A3	1.39%	5/17/2021	32		31,828
CarMax Auto Owner Trust 2016-3 A4	1.60%	1/18/2022	32		31,583
CarMax Auto Owner Trust 2016-4 A2	1.21%	11/15/2019	36		35,936
CarMax Auto Owner Trust 2016-4 A3	1.40%	8/15/2021	17		16,827
CarMax Auto Owner Trust 2016-4 A4	1.60%	6/15/2022	21		20,639
Chesapeake Funding II LLC 2016-2A A1†	1.88%	6/15/2028	200		199,555
Chrysler Capital Auto Receivables Trust 2014-BA A3†	1.27%	5/15/2019	8		8,337
Chrysler Capital Auto Receivables Trust 2015-BA B†	2.70%	12/15/2020	3		3,030
Chrysler Capital Auto Receivables Trust 2016-AA A3†	1.77%	10/15/2020	42		42,051
Chrysler Capital Auto Receivables Trust 2016-AA B†	2.88%	2/15/2022	11		11,129
Drive Auto Receivables Trust 2015-AA B†	2.28%	6/17/2019	125		125,462
Drive Auto Receivables Trust 2015-AA C†	3.06%	5/17/2021	63		63,633
Drive Auto Receivables Trust 2015-BA C†	2.76%	7/15/2021	3		3,020
Drive Auto Receivables Trust 2015-BA D†	3.84%	7/15/2021	5		5,037
Drive Auto Receivables Trust 2015-DA C†	3.38%	11/15/2021	25		25,417
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	22		22,601
Drive Auto Receivables Trust 2016-AA B†	3.17%	5/15/2020	58		58,523
Drive Auto Receivables Trust 2016-BA B†	2.56%	6/15/2020	20		20,123
Drive Auto Receivables Trust 2016-BA C†	3.19%	7/15/2022	20		20,161
Drive Auto Receivables Trust 2016-BA D†	4.53%	8/15/2023	41		41,262
Drive Auto Receivables Trust 2016-CA B†	2.37%	11/16/2020	30		29,940
Drive Auto Receivables Trust 2016-CA C†	3.02%	11/15/2021	78		78,094
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	19		18,877
Fifth Third Auto Trust 2014-3 A3	0.96%	3/15/2019	15		15,254
First Investors Auto Owner Trust 2016-2A A1†	1.53%	11/16/2020	41		41,355
Flagship Credit Auto Trust 2015-2 A†	1.98%	10/15/2020	193		193,100
Flagship Credit Auto Trust 2015-3 A†	2.38%	10/15/2020	6		5,762

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Ford Credit Auto Lease Trust 2016-A A3	1.71%	4/15/2019	$35	$35,132
Ford Credit Auto Owner Trust 2013-D A3	0.67%	4/15/2018	1	1,405
Ford Credit Auto Owner Trust 2016-C A2A	1.04%	9/15/2019	72	71,857
Honda Auto Receivables Owner Trust 2016-4 A2	1.04%	4/18/2019	70	69,845
Huntington Auto Trust 2016-1 A3	1.59%	11/16/2020	92	91,850
Hyundai Auto Receivables Trust 2016-B C	2.19%	11/15/2022	72	70,934
Mercedes-Benz Auto Lease Trust 2016-A A3	1.52%	3/15/2019	43	43,082
Mercedes-Benz Auto Receivables Trust 2016-1 A2A	1.11%	3/15/2019	114	113,981
NextGear Floorplan Master Owner Trust 2015-2A A†	2.38%	10/15/2020	100	100,488
Nissan Auto Receivables Owner Trust 2014-B A3	1.11%	5/15/2019	33	32,657
Nissan Auto Receivables Owner Trust 2016-B A3	1.32%	1/15/2021	26	25,854
OSCAR US Funding Trust V 2016-2A A2A†	2.31%	11/15/2019	80	80,000
Santander Drive Auto Receivables Trust 2014-3 D	2.65%	8/17/2020	14	14,167
Santander Drive Auto Receivables Trust 2014-4 C	2.60%	11/16/2020	23	23,190
Santander Drive Auto Receivables Trust 2015-1 C	2.57%	4/15/2021	210	211,918
Santander Drive Auto Receivables Trust 2015-3 B	2.07%	4/15/2020	11	11,041
Santander Drive Auto Receivables Trust 2015-3 C	2.74%	1/15/2021	13	13,135
Santander Drive Auto Receivables Trust 2015-4 C	2.97%	3/15/2021	77	77,778
Santander Drive Auto Receivables Trust 2015-5 D	3.65%	12/15/2021	22	22,564
Santander Drive Auto Receivables Trust 2016-1 D	4.02%	4/15/2022	14	14,536
Santander Drive Auto Receivables Trust 2016-2 B	2.08%	2/16/2021	10	10,012
Santander Drive Auto Receivables Trust 2016-3 A2	1.34%	11/15/2019	38	38,014
Santander Drive Auto Receivables Trust 2016-3 B	1.89%	6/15/2021	21	20,895
SunTrust Auto Receivables Trust 2015-1A A3†	1.42%	9/16/2019	169	169,002
TCF Auto Receivables Owner Trust 2015-1A A4†	1.96%	11/16/2020	34	34,130
TCF Auto Receivables Owner Trust 2015-1A B†	2.49%	4/15/2021	29	29,204
TCF Auto Receivables Owner Trust 2015-1A D†	3.53%	3/15/2022	10	10,022
TCF Auto Receivables Owner Trust 2015-2A A2†	1.64%	1/15/2019	4	3,643
TCF Auto Receivables Owner Trust 2015-2A B†	3.00%	9/15/2021	6	6,090
TCF Auto Receivables Owner Trust 2015-2A C†	3.75%	12/15/2021	4	4,092
TCF Auto Receivables Owner Trust 2015-2A D†	4.24%	8/15/2022	10	10,149
TCF Auto Receivables Owner Trust 2016-1A A2†	1.39%	11/15/2019	72	71,970
TCF Auto Receivables Owner Trust 2016-1A A4†	2.03%	2/15/2022	50	49,620
TCF Auto Receivables Owner Trust 2016-1A B†	2.32%	6/15/2022	33	32,587
TCF Auto Receivables Owner Trust 2016-PT1A A†	1.93%	6/15/2022	95	94,934
Volkswagen Auto Loan Enhanced Trust 2013-2 A3	0.70%	4/20/2018	9	8,660
Westlake Automobile Receivables Trust 2016-3A B†	2.07%	12/15/2021	11	10,957
Total				4,180,019

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards 3.17%
BA Credit Card Trust 2016-A1 A	1.094%	#	10/15/2021	$48	$48,166
Barclays Dryrock Issuance Trust 2016-1 A	1.52%		5/16/2022	100	99,125
Capital One Multi-Asset Execution Trust 2015-A3	1.104%	#	3/15/2023	50	50,144
Capital One Multi-Asset Execution Trust 2015-A5	1.60%		5/17/2021	28	28,084
Capital One Multi-Asset Execution Trust 2016-A1	1.154%	#	2/15/2022	74	74,336
Chase Issuance Trust 2012-A4	1.58%		8/16/2021	150	149,106
Chase Issuance Trust 2015-A5	1.36%		4/15/2020	145	144,949
Chase Issuance Trust 2016-A2 A	1.37%		6/15/2021	22	21,800
Chase Issuance Trust 2016-A5	1.27%		7/15/2021	100	98,722
Discover Card Execution Note Trust 2015-A2 A	1.90%		10/17/2022	145	144,489
Discover Card Execution Note Trust 2015-A4	2.19%		4/17/2023	100	100,248
Discover Card Execution Note Trust 2016-A2	1.244%	#	9/15/2021	100	100,639
Discover Card Execution Note Trust 2016-A4	1.39%		3/15/2022	234	231,466
First National Master Note Trust 2015-1 A	1.474%	#	9/15/2020	3	3,010
Synchrony Credit Card Master Note Trust 2012-2 A	2.22%		1/15/2022	100	100,805
Synchrony Credit Card Master Note Trust 2016-2 B	2.55%		5/15/2024	100	101,906
Total					1,496,995

Other 7.68%
Ally Master Owner Trust 2012-5 A	1.54%		9/15/2019	100	100,157
Ally Master Owner Trust 2014-4 A2	1.43%		6/17/2019	128	128,088
Ally Master Owner Trust 2014-5 A2	1.60%		10/15/2019	17	17,029
Ally Master Owner Trust 2015-3 A	1.63%		5/15/2020	140	139,875
Ammc CLO 19 Ltd. 2016-19A A†	2.381%	#	10/15/2028	250	249,899
Ascentium Equipment Receivables Trust 2016-1A A2†	1.75%		11/13/2018	61	61,638
Ascentium Equipment Receivables Trust 2016-2A A2†	1.46%		4/10/2019	27	26,950
Ascentium Equipment Receivables Trust 2016-2A A3†	1.65%		5/10/2022	28	27,759
BlueMountain CLO Ltd. 2014-4A A1R†	2.232%	#	11/30/2026	250	249,985
CNH Equipment Trust 2015-B A4	1.89%		4/15/2022	11	11,024
CNH Equipment Trust 2016-B A4	1.97%		11/15/2021	6	5,972
Dell Equipment Finance Trust 2016-1 A3†	1.65%		7/22/2021	100	99,965
Dell Equipment Finance Trust 2016-1 B†	2.03%		7/22/2021	100	99,859
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	51	50,368
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028	97	96,133
Engs Commercial Finance Trust 2015-1A A2†	2.31%		10/22/2021	73	73,247
Engs Commercial Finance Trust 2016-1A A2†	2.63%		2/22/2022	100	99,474

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Ford Credit Floorplan Master Owner Trust A 2014-4 A1	1.40%		8/15/2019	$15		$15,012
Ford Credit Floorplan Master Owner Trust A 2016-1 A1	1.76%		2/15/2021	300		299,361
GoldenTree Loan Opportunities IX Ltd. 2014-9A AR†	2.238%	#	10/29/2026	250		250,023
MMAF Equipment Finance LLC 2016-AA A2†	1.39%		12/17/2018	100		100,050
Nissan Master Owner Trust Receivables 2016-A A2	1.54%		6/15/2021	35		34,798
Oaktree EIF I Ltd. 2015-A1 A†	2.502%	#	10/18/2027	250		250,744
Octagon Investment Partners XIX Ltd. 2014-1A A†	2.40%	#	4/15/2026	250		250,427
OneMain Financial Issuance Trust 2015-2A A†	2.57%		7/18/2025	107		107,138
OZLM VIII Ltd. 2014-8A A1A†	2.32%	#	10/17/2026	250		249,747
SLM Private Education Loan Trust 2012-A A1†	2.104%	#	8/15/2025	4		4,367
SLM Private Education Loan Trust 2013-B A1†	1.354%	#	7/15/2022	19		19,024
Taco Bell Funding LLC 2016-1A A2I†	3.832%		5/25/2046	25		25,088
Tryon Park CLO Ltd. 2013-1A A1†	2.00%	#	7/15/2025	250		249,567
Wells Fargo Dealer Floorplan Master Note Trust 2012-2 A	1.489%	#	4/22/2019	216		216,263
Wells Fargo Dealer Floorplan Master Note Trust 2014-1 A	1.119%	#	7/20/2019	15		15,003
Total						3,624,034
Total Asset-Backed Securities (cost $9,313,625)						9,301,048

				Shares (000)

COMMON STOCK 0.00%

Oil
Templar Energy LLC Class A
Total Common Stock (cost $728)				–	(a)	546

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
CONVERTIBLE BONDS 0.05%

Oil 0.01%
Chesapeake Energy Corp.	2.50%	5/15/2037	$6	$6,082

Retail 0.04%
Restoration Hardware Holdings, Inc.†	Zero Coupon	6/15/2019	22	18,879
Total Convertible Bonds (cost $24,531)				24,961

CORPORATE BONDS 45.24%

Aerospace/Defense 0.13%
Harris Corp.	1.999%	4/27/2018	60	60,056

Air Transportation 0.01%
Continental Airlines 2012-1 Class B Pass Through Trust	6.25%	10/11/2021	3	3,351

Auto Parts: Original Equipment 0.58%
International Automotive Components Group SA (Luxembourg)†(b)	9.125%	6/1/2018	40	39,200

Auto Parts: Original Equipment
Nexteer Automotive Group Ltd.†	5.875%	11/15/2021	200	208,500
Titan International, Inc.	6.875%	10/1/2020	25	24,594
Total				272,294

Automotive 2.70%
Ford Motor Credit Co. LLC	6.625%	8/15/2017	350	360,706
Ford Motor Credit Co. LLC	8.125%	1/15/2020	100	115,397
General Motors Co.	3.50%	10/2/2018	31	31,630
General Motors Financial Co., Inc.	2.40%	5/9/2019	126	125,737
General Motors Financial Co., Inc.	3.10%	1/15/2019	80	80,889
General Motors Financial Co., Inc.	3.20%	7/13/2020	85	85,325
General Motors Financial Co., Inc.	3.25%	5/15/2018	5	5,067
General Motors Financial Co., Inc.	4.75%	8/15/2017	12	12,229
Hyundai Capital America†	2.00%	3/19/2018	25	25,003
Hyundai Capital America†	2.40%	10/30/2018	17	17,075
Navistar International Corp.	8.25%	11/1/2021	17	17,255
Volkswagen Group of America Finance LLC†	1.60%	11/20/2017	200	199,415
Volkswagen International Finance NV (Netherlands)†(b)	1.60%	11/20/2017	200	199,521
Total				1,275,249

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional 6.84%
Associated Banc-Corp.	2.75%		11/15/2019	$25	$25,081
Banco de Credito del Peru (Panama)†(b)	2.25%		10/25/2019	200	197,750
Bank of America Corp.	2.151%		11/9/2020	20	19,758
Bank of America Corp.	5.49%		3/15/2019	300	318,584
Bank of America Corp.	5.625%		7/1/2020	53	58,323
Bank of America Corp.	5.65%		5/1/2018	50	52,405
Bank of America Corp.	7.625%		6/1/2019	165	185,516
Capital One Financial Corp.	5.25%		2/21/2017	5	5,024
Citigroup, Inc.	1.80%		2/5/2018	20	19,994
Citigroup, Inc.	2.05%		12/7/2018	13	13,005
Citigroup, Inc.	2.65%		10/26/2020	89	89,143
Citigroup, Inc.	8.50%		5/22/2019	45	51,366
Commonwealth Bank of Australia (Australia)†(b)	1.375%		9/6/2018	47	46,704
Credit Suisse AG	1.70%		4/27/2018	250	249,497
Discover Bank	2.60%		11/13/2018	250	252,277
Goldman Sachs Group, Inc. (The)	2.30%		12/13/2019	65	64,972
Goldman Sachs Group, Inc. (The)	5.75%		1/24/2022	25	28,137
Goldman Sachs Group, Inc. (The)	5.95%		1/18/2018	8	8,336
Goldman Sachs Group, Inc. (The)	6.00%		6/15/2020	19	21,086
Goldman Sachs Group, Inc. (The)	6.15%		4/1/2018	10	10,522
Goldman Sachs Group, Inc. (The)	7.50%		2/15/2019	55	61,002
HBOS plc (United Kingdom)†(b)	6.75%		5/21/2018	300	317,099
Huntington Bancshares, Inc.	2.60%		8/2/2018	41	41,415
Huntington Bancshares, Inc.	7.00%		12/15/2020	13	14,732
JPMorgan Chase & Co.	2.295%		8/15/2021	38	37,320
Macquarie Bank Ltd. (Australia)†(b)	1.516%	#	10/27/2017	150	150,184
Macquarie Bank Ltd. (Australia)†(b)	1.60%		10/27/2017	50	50,003
Morgan Stanley	2.80%		6/16/2020	11	11,099
Morgan Stanley	7.30%		5/13/2019	100	111,489
National City Corp.	6.875%		5/15/2019	47	51,761
Popular, Inc.	7.00%		7/1/2019	57	59,066
Royal Bank of Scotland NV (The) (Netherlands)(b)	4.65%		6/4/2018	44	44,746
Royal Bank of Scotland plc (The) (United Kingdom)(b)	9.50%	#	3/16/2022	140	142,325
Santander UK Group Holdings plc (United Kingdom)(b)	2.875%		10/16/2020	41	40,713
Santander UK Group Holdings plc (United Kingdom)(b)	3.125%		1/8/2021	7	7,004
Santander UK plc (United Kingdom)(b)	1.65%		9/29/2017	3	3,004

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Santander UK plc (United Kingdom)(b)	2.00%	8/24/2018	$10	$9,997
Santander UK plc (United Kingdom)(b)	2.50%	3/14/2019	38	38,234
Santander UK plc (United Kingdom)(b)	3.05%	8/23/2018	15	15,241
SVB Financial Group	5.375%	9/15/2020	5	5,422
Synovus Financial Corp.	7.875%	2/15/2019	65	71,581
UBS Group Funding Jersey Ltd. (Jersey)†(b)	2.95%	9/24/2020	200	200,263
Wells Fargo & Co.	2.55%	12/7/2020	6	6,010
Wells Fargo & Co.	2.60%	7/22/2020	23	23,145
Total				3,230,335

Beverages 0.00%
Beam Suntory, Inc.	1.75%	6/15/2018	2	1,996

Building Materials 0.25%
Fortune Brands Home & Security, Inc.	3.00%	6/15/2020	5	5,036
Martin Marietta Materials, Inc.	2.098%#	6/30/2017	78	78,140
Martin Marietta Materials, Inc.	6.60%	4/15/2018	14	14,787
Owens Corning	9.00%	6/15/2019	3	3,423
Standard Industries, Inc.†	5.125%	2/15/2021	5	5,237
Vulcan Materials Co.	7.50%	6/15/2021	10	11,825
Total				118,448

Business Services 0.63%
APX Group, Inc.	6.375%	12/1/2019	23	23,776
Chicago Parking Meters LLC†	5.489%	12/30/2020	20	21,150
ERAC USA Finance LLC†	6.375%	10/15/2017	7	7,254
NES Rentals Holdings, Inc.†	7.875%	5/1/2018	21	21,000
Verisk Analytics, Inc.	4.875%	1/15/2019	17	17,830
Western Union Co. (The)	2.875%	12/10/2017	100	101,043
Western Union Co. (The)	3.35%	5/22/2019	75	76,546
Western Union Co. (The)	3.65%	8/22/2018	27	27,672
Total				296,271

Chemicals 1.37%
Albemarle Corp.	3.00%	12/1/2019	5	5,117
Blue Cube Spinco, Inc.	9.75%	10/15/2023	112	133,840
Celanese US Holdings LLC	5.875%	6/15/2021	55	61,138
Cytec Industries, Inc.	8.95%	7/1/2017	50	51,440
Equate Petrochemical BV (Netherlands)†(b)	3.00%	3/3/2022	200	191,206
Rain CII Carbon LLC/CII Carbon Corp.†	8.00%	12/1/2018	32	32,000

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Chemicals (continued)
RPM International, Inc.	6.50%		2/15/2018	$25	$26,208
Westlake Chemical Corp.†	4.625%		2/15/2021	46	47,725
Westlake Chemical Corp.†	4.875%		5/15/2023	51	53,040
Yara International ASA (Norway)†(b)	7.875%		6/11/2019	40	44,748
Total					646,462

Computer Hardware 0.84%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	3.48%		6/1/2019	127	129,717
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	4.42%		6/15/2021	123	127,399
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	5.875%		6/15/2021	25	26,607
Hewlett Packard Enterprise Co.	2.45%		10/5/2017	19	19,109
Hewlett Packard Enterprise Co.	2.738%	#	10/5/2017	25	25,240
Hewlett Packard Enterprise Co.	2.85%		10/5/2018	55	55,556
Leidos Holdings, Inc.	4.45%		12/1/2020	11	11,386
NetApp, Inc.	2.00%		12/15/2017	2	2,006
Total					397,020

Computer Software 0.57%
Activision Blizzard, Inc.†	6.125%		9/15/2023	127	139,009
Change Healthcare Holdings, Inc.	11.00%		12/31/2019	39	40,277
Dun & Bradstreet Corp. (The)	3.25%		12/1/2017	63	63,626
Fidelity National Information Services, Inc.	5.00%		3/15/2022	2	2,055
First Data Corp.†	6.75%		11/1/2020	22	22,871
Total					267,838

Construction/Homebuilding 0.18%
Brookfield Residential Properties, Inc. (Canada)†(b)	6.50%		12/15/2020	42	43,155
William Lyon Homes, Inc.	8.50%		11/15/2020	41	43,050
Total					86,205

Containers 0.32%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	5.75%		10/15/2020	148	152,810

Drugs 1.70%
Actavis Funding SCS (Luxembourg)(b)	2.35%		3/12/2018	10	10,061
Capsugel SA PIK (Luxembourg)†(b)	7.00%		5/15/2019	61	61,572
Forest Laboratories LLC†	4.375%		2/1/2019	186	193,375
Forest Laboratories LLC†	5.00%		12/15/2021	20	21,646

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Drugs (continued)
Mylan NV†	3.00%	12/15/2018	$66	$66,509
Mylan NV†	3.15%	6/15/2021	16	15,718
Mylan NV†	3.75%	12/15/2020	25	25,267
Mylan, Inc.	2.55%	3/28/2019	122	121,804
Mylan, Inc.	2.60%	6/24/2018	88	88,541
Nature’s Bounty Co. (The)†	7.625%	5/15/2021	29	30,088
Shire Acquisitions Investments Ireland DAC (Ireland)(b)	1.90%	9/23/2019	53	52,362
Zoetis, Inc.	1.875%	2/1/2018	117	117,031
Total				803,974

Electric: Power 1.84%
American Electric Power Co., Inc.	1.65%	12/15/2017	10	10,006
Dominion Resources, Inc.	2.962%	7/1/2019	37	37,481
Dominion Resources, Inc.	4.104%	4/1/2021	77	80,286
Duquesne Light Holdings, Inc.†	5.90%	12/1/2021	15	16,800
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	10	11,167
Exelon Generation Co. LLC	2.95%	1/15/2020	35	35,441
Exelon Generation Co. LLC	5.20%	10/1/2019	1	1,072
Exelon Generation Co. LLC	6.20%	10/1/2017	50	51,689
ITC Holdings Corp.†	6.05%	1/31/2018	75	78,238
Jersey Central Power & Light Co.	7.35%	2/1/2019	45	49,313
Metropolitan Edison Co.	7.70%	1/15/2019	11	12,110
Origin Energy Finance Ltd. (Australia)†(b)	3.50%	10/9/2018	200	202,440
Pennsylvania Electric Co.	5.20%	4/1/2020	11	11,789
Pennsylvania Electric Co.	6.05%	9/1/2017	4	4,111
PPL Capital Funding, Inc.	1.90%	6/1/2018	76	76,008
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(b)	5.375%	5/1/2021	5	5,400
Progress Energy, Inc.	7.05%	3/15/2019	4	4,424
PSEG Power LLC	5.125%	4/15/2020	3	3,216
Public Service Co. of New Mexico	7.95%	5/15/2018	19	20,518
Puget Energy, Inc.	6.00%	9/1/2021	35	39,238
TECO Finance, Inc.	5.15%	3/15/2020	7	7,439
TECO Finance, Inc.	6.572%	11/1/2017	7	7,268
West Penn Power Co.†	5.95%	12/15/2017	100	103,873
Total				869,327

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electrical Equipment 0.64%
KLA-Tencor Corp.	2.375%	11/1/2017	$20	$20,124
KLA-Tencor Corp.	3.375%	11/1/2019	71	72,734
NXP BV/NXP Funding LLC (Netherlands)†(b)	5.75%	3/15/2023	200	211,500
Total				304,358

Electronics 0.24%
Ingram Micro, Inc.	5.25%	9/1/2017	89	90,323
Jabil Circuit, Inc.	8.25%	3/15/2018	22	23,646
Total				113,969

Entertainment 0.31%
CCM Merger, Inc.†	9.125%	5/1/2019	20	20,817
Churchill Downs, Inc.	5.375%	12/15/2021	46	47,955
Eldorado Resorts, Inc.	7.00%	8/1/2023	11	11,715
Greektown Holdings LLC/Greektown Mothership Corp.†	8.875%	3/15/2019	9	9,506
Isle of Capri Casinos, Inc.	8.875%	6/15/2020	20	21,000
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	6.125%	8/15/2021	5	5,125
Shingle Springs Tribal Gaming Authority†	9.75%	9/1/2021	29	31,683
Total				147,801

Financial Services 3.84%
Air Lease Corp.	5.625%	4/1/2017	322	325,622
Bear Stearns Cos. LLC (The)	7.25%	2/1/2018	159	168,286
CIT Group, Inc.	4.25%	8/15/2017	28	28,420
CIT Group, Inc.†	5.50%	2/15/2019	126	133,245
Discover Financial Services	6.45%	6/12/2017	68	69,409
E*TRADE Financial Corp.	4.625%	9/15/2023	11	11,231
E*TRADE Financial Corp.	5.375%	11/15/2022	52	55,039
International Lease Finance Corp.	5.875%	4/1/2019	40	42,579
International Lease Finance Corp.	6.25%	5/15/2019	98	105,595
International Lease Finance Corp.†	7.125%	9/1/2018	61	65,880
International Lease Finance Corp.	8.25%	12/15/2020	30	35,025
International Lease Finance Corp.	8.875%	9/1/2017	7	7,324
Jefferies Group LLC	8.50%	7/15/2019	146	165,683
Lazard Group LLC	4.25%	11/14/2020	75	78,577
Macquarie Group Ltd. (Australia)†(b)	6.00%	1/14/2020	75	81,312
Nationstar Mortgage LLC/Nationstar Capital Corp.	7.875%	10/1/2020	58	60,320
Nationstar Mortgage LLC/Nationstar Capital Corp.	9.625%	5/1/2019	27	28,350

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
Navient Corp.	4.875%		6/17/2019	$119	$123,462
Navient Corp.	5.50%		1/15/2019	42	43,680
Navient Corp.	8.00%		3/25/2020	12	13,343
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%		3/15/2022	54	55,890
NFP Corp.†	9.00%		7/15/2021	40	42,350
SteelRiver Transmission Co. LLC†	4.71%		6/30/2017	67	67,597
Synchrony Financial	2.287%	#	11/9/2017	6	6,040
Total					1,814,259

Food 0.66%
Bumble Bee Holdco SCA PIK (Luxembourg)†(b)	9.625%		3/15/2018	20	19,525
Bumble Bee Holdings, Inc.†	9.00%		12/15/2017	25	24,750
Dole Food Co., Inc.†	7.25%		5/1/2019	12	12,270
Grupo Bimbo SAB de CV (Mexico)†(b)	4.875%		6/30/2020	100	106,404
JBS USA LUX SA/JBS USA Finance, Inc. †	7.25%		6/1/2021	138	143,521
JBS USA LUX SA/JBS USA Finance, Inc.†	8.25%		2/1/2020	6	6,180
Total					312,650

Government 0.01%
Seminole Tribe of Florida, Inc.†	7.804%		10/1/2020	3	3,000

Health Care Products 0.31%
Life Technologies Corp.	6.00%		3/1/2020	50	54,509
Zimmer Biomet Holdings, Inc.	2.00%		4/1/2018	16	16,024
Zimmer Biomet Holdings, Inc.	2.70%		4/1/2020	75	75,062
Total					145,595

Health Care Services 0.03%
Anthem, Inc.	2.25%		8/15/2019	5	4,993
Universal Health Services, Inc.†	3.75%		8/1/2019	11	11,096
Total					16,089

Household Equipment/Products 0.06%
Century Intermediate Holding Co. 2 PIK†	9.75%		2/15/2019	25	24,844
Newell Brands, Inc.	6.25%		4/15/2018	2	2,105
Total					26,949

Insurance 0.49%
CNA Financial Corp.	5.875%		8/15/2020	11	12,162
HUB International Ltd.†	9.25%		2/15/2021	45	46,631
Kemper Corp.	6.00%		5/15/2017	25	25,372

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Insurance (continued)
Lincoln National Corp.	7.00%	3/15/2018	$5	$5,283
Lincoln National Corp.	8.75%	7/1/2019	10	11,512
Protective Life Corp.	7.375%	10/15/2019	15	17,000
TIAA Asset Management Finance Co. LLC†	2.95%	11/1/2019	76	77,364
Willis North America, Inc.	6.20%	3/28/2017	34	34,381
Total				229,705

Leasing 0.48%
Aviation Capital Group Corp.†	2.875%	9/17/2018	20	20,275
Aviation Capital Group Corp.†	4.625%	1/31/2018	7	7,210
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.50%	6/15/2019	7	7,021
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.875%	7/17/2018	17	17,226
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.20%	7/15/2020	63	63,750
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.375%	3/15/2018	8	8,143
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.75%	5/11/2017	100	100,786
Total				224,411

Lodging 0.47%
Caesar’s Entertainment Resort Properties LLC/Caesar’s Entertainment Resort Properties Finance, Inc.	11.00%	10/1/2021	65	71,337
Caesar’s Growth Properties Holdings LLC/Caesar’s Growth Properties Finance, Inc.	9.375%	5/1/2022	12	12,997
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.	5.625%	10/15/2021	24	24,794
Hyatt Hotels Corp.†	6.875%	8/15/2019	50	55,708
Marriott International, Inc.	6.75%	5/15/2018	5	5,332
Station Casinos LLC	7.50%	3/1/2021	48	50,400
Total				220,568

Machinery: Agricultural 0.22%
Viterra, Inc. (Canada)†(b)	5.95%	8/1/2020	94	102,130

Machinery: Industrial/Specialty 0.08%
Cleaver-Brooks, Inc.†	8.75%	12/15/2019	21	21,971
Milacron LLC/Mcron Finance Corp.†	7.75%	2/15/2021	17	17,553
Total				39,524

Manufacturing 0.23%
Crane Co.	2.75%	12/15/2018	10	10,130
Pentair Finance SA (Luxembourg)(b)	1.875%	9/15/2017	52	52,087
Pentair Finance SA (Luxembourg)(b)	2.90%	9/15/2018	34	34,407

See Notes to Financial Statements.	19

Schedule of Investments (continued)
December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Manufacturing (continued)
Smith & Wesson Holding Corp.†	5.00%	7/15/2018	$5	$4,975
Textron, Inc.	5.60%	12/1/2017	7	7,249
Total				108,848

Media 1.61%
Block Communications, Inc.†	7.25%	2/1/2020	22	22,385
Cox Communications, Inc.†	6.25%	6/1/2018	5	5,277
Cox Communications, Inc.†	9.375%	1/15/2019	70	79,118
Discovery Communications LLC	5.625%	8/15/2019	23	24,863
DISH DBS Corp.	5.875%	7/15/2022	55	58,025
Mediacom LLC/Mediacom Capital Corp.	7.25%	2/15/2022	25	25,844
NBCUniversal Enterprise, Inc.†(c)	5.25%	–	100	105,250
Scripps Networks Interactive, Inc.	2.75%	11/15/2019	15	15,223
Sirius XM Radio, Inc.†	5.25%	8/15/2022	100	104,375
Sky plc (United Kingdom)†(b)	9.50%	11/15/2018	50	56,672
Thomson Reuters Corp.	1.65%	9/29/2017	5	5,006
Time Warner Cable LLC	8.25%	4/1/2019	58	65,208
Time Warner Cable LLC	8.75%	2/14/2019	6	6,765
Time Warner, Inc.	4.875%	3/15/2020	10	10,683
Viacom, Inc.	2.20%	4/1/2019	30	29,768
Viacom, Inc.	2.75%	12/15/2019	55	54,967
Viacom, Inc.	6.125%	10/5/2017	39	40,123
WaveDivision Escrow LLC/WaveDivision Escrow Corp.†	8.125%	9/1/2020	50	52,062
Total				761,614

Metals & Minerals: Miscellaneous 1.18%
Alamos Gold, Inc. (Canada)†(b)	7.75%	4/1/2020	10	10,450
Barrick Gold Corp. (Canada)(b)	6.95%	4/1/2019	2	2,189
Barrick North America Finance LLC	4.40%	5/30/2021	8	8,415
Barrick PD Australia Finance Pty Ltd. (Australia)(b)	4.95%	1/15/2020	2	2,110
Coeur Mining, Inc.	7.875%	2/1/2021	5	5,213
Corp. Nacional del Cobre de Chile (Chile)†(b)	3.875%	11/3/2021	200	204,443
Eldorado Gold Corp. (Canada)†(b)	6.125%	12/15/2020	31	31,620
Glencore Finance Canada Ltd. (Canada)†(b)	2.70%	10/25/2017	60	60,471
Glencore Finance Canada Ltd. (Canada)†(b)	3.60%	1/15/2017	29	29,013
Glencore Finance Canada Ltd. (Canada)†(b)	4.95%	11/15/2021	15	16,067
Goldcorp, Inc. (Canada)(b)	2.125%	3/15/2018	18	17,997
Goldcorp, Inc. (Canada)(b)	3.625%	6/9/2021	40	40,676
Hecla Mining Co.	6.875%	5/1/2021	17	17,468

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Metals & Minerals: Miscellaneous (continued)
New Gold, Inc. (Canada)†(b)	7.00%		4/15/2020	$59	$60,770
Teck Resources Ltd. (Canada)(b)	4.50%		1/15/2021	40	40,400
Teck Resources Ltd. (Canada)†(b)	8.00%		6/1/2021	9	9,923
Total					557,225

Natural Gas 0.49%
CenterPoint Energy Resources Corp.	4.50%		1/15/2021	10	10,501
CenterPoint Energy Resources Corp.	6.00%		5/15/2018	5	5,245
CenterPoint Energy Resources Corp.	6.125%		11/1/2017	105	108,523
CenterPoint Energy, Inc.	5.95%		2/1/2017	50	50,171
Sempra Energy	6.15%		6/15/2018	30	31,794
Sempra Energy	9.80%		2/15/2019	18	20,859
Spire, Inc.	1.656%	#	8/15/2017	5	5,002
Total					232,095

Oil 5.08%
Anadarko Holding Co.	7.05%		5/15/2018	4	4,161
Anadarko Petroleum Corp.	6.95%		6/15/2019	63	69,935
Anadarko Petroleum Corp.	8.70%		3/15/2019	142	161,460
Bill Barrett Corp.	7.00%		10/15/2022	12	11,520
Canadian Natural Resources Ltd. (Canada)(b)	1.75%		1/15/2018	50	49,892
Canadian Natural Resources Ltd. (Canada)(b)	5.70%		5/15/2017	140	142,097
Canadian Natural Resources Ltd. (Canada)(b)	5.90%		2/1/2018	2	2,082
Canadian Oil Sands Ltd. (Canada)†(b)	9.40%		9/1/2021	5	6,144
Carrizo Oil & Gas, Inc.	6.25%		4/15/2023	10	10,300
Carrizo Oil & Gas, Inc.	7.50%		9/15/2020	93	96,488
Cenovus Energy, Inc. (Canada)(b)	5.70%		10/15/2019	35	37,465
Cimarex Energy Co.	5.875%		5/1/2022	49	50,939
Clayton Williams Energy, Inc.	7.75%		4/1/2019	10	10,100
CNOOC Finance 2013 Ltd. (Hong Kong)(b)	1.75%		5/9/2018	200	199,080
Concho Resources, Inc.	6.50%		1/15/2022	53	54,842
Contura Energy, Inc.†	10.00%		8/1/2021	9	9,653
CrownRock LP/CrownRock Finance, Inc.†	7.125%		4/15/2021	23	24,035
Denbury Resources, Inc.	5.50%		5/1/2022	29	25,448
Devon Energy Corp.	4.00%		7/15/2021	2	2,069
Eclipse Resources Corp.	8.875%		7/15/2023	24	25,170
Encana Corp. (Canada)(b)	3.90%		11/15/2021	27	27,261
Encana Corp. (Canada)(b)	6.50%		5/15/2019	112	120,818
Endeavor Energy Resources LP/EER Finance, Inc.†	7.00%		8/15/2021	70	73,150

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Eni SpA (Italy)†(b)	4.15%	10/1/2020	$100	$104,264
EOG Resources, Inc.	5.625%	6/1/2019	6	6,487
MEG Energy Corp. (Canada)†(b)	6.50%	3/15/2021	14	13,020
Newfield Exploration Co.	5.75%	1/30/2022	51	53,996
Noble Energy, Inc.	5.625%	5/1/2021	69	72,055
Northern Tier Energy LLC/Northern Tier Finance Corp.	7.125%	11/15/2020	3	3,131
PDC Energy, Inc.	7.75%	10/15/2022	10	10,700
Permian Resources LLC†	13.00%	11/30/2020	15	17,700
Petroleos Mexicanos (Mexico)(b)	3.125%	1/23/2019	20	19,880
Petroleos Mexicanos (Mexico)†(b)	5.375%	3/13/2022	12	12,303
Petroleos Mexicanos (Mexico)†(b)	5.50%	2/4/2019	80	83,071
Petroleos Mexicanos (Mexico)(b)	5.75%	3/1/2018	110	114,042
Petroleos Mexicanos (Mexico)(b)	8.00%	5/3/2019	30	33,000
Pioneer Natural Resources Co.	6.65%	3/15/2017	22	22,226
Pioneer Natural Resources Co.	6.875%	5/1/2018	146	155,048
Pioneer Natural Resources Co.	7.50%	1/15/2020	4	4,550
Precision Drilling Corp. (Canada)(b)	6.625%	11/15/2020	22	22,565
Range Resources Corp.†	5.75%	6/1/2021	29	30,523
Range Resources Corp.†	5.875%	7/1/2022	75	78,375
Sanchez Energy Corp.	6.125%	1/15/2023	23	21,965
Seven Generations Energy Ltd. (Canada)†(b)	6.875%	6/30/2023	26	27,690
Seven Generations Energy Ltd. (Canada)†(b)	8.25%	5/15/2020	42	44,730
SM Energy Co.	6.125%	11/15/2022	6	6,105
SM Energy Co.	6.50%	11/15/2021	68	69,700
SM Energy Co.	6.50%	1/1/2023	2	2,043
Suncor Energy, Inc. (Canada)(b)	6.10%	6/1/2018	15	15,886
Sunoco, Inc.	5.75%	1/15/2017	26	26,029
Valero Energy Corp.	9.375%	3/15/2019	76	87,566
Western Refining, Inc.	6.25%	4/1/2021	23	23,920
Total				2,396,679

Oil: Crude Producers 4.52%
Buckeye Partners LP	2.65%	11/15/2018	59	59,414
Buckeye Partners LP	6.05%	1/15/2018	31	32,224
Columbia Pipeline Group, Inc.	2.45%	6/1/2018	110	110,576
Columbia Pipeline Group, Inc.	3.30%	6/1/2020	46	46,897
DCP Midstream LLC†	9.75%	3/15/2019	71	79,875
Enbridge Energy Partners LP	4.375%	10/15/2020	84	87,768

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
Enbridge Energy Partners LP	6.50%	4/15/2018	$20	$21,052
Enbridge Energy Partners LP	9.875%	3/1/2019	32	36,387
Energy Transfer Partners LP	2.50%	6/15/2018	6	6,024
Energy Transfer Partners LP	4.65%	6/1/2021	40	41,572
Energy Transfer Partners LP	9.00%	4/15/2019	84	95,629
Energy Transfer Partners LP	9.70%	3/15/2019	42	48,231
EnLink Midstream Partners LP/EnLink Midstream Finance Corp.	7.125%	6/1/2022	13	13,629
Enterprise Products Operating LLC	6.30%	9/15/2017	30	30,946
Florida Gas Transmission Co. LLC†	5.45%	7/15/2020	58	62,452
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	29	32,470
Gulf South Pipeline Co. LP†	6.30%	8/15/2017	132	135,560
Hiland Partners Holdings LLC/Hiland Partners Finance Corp.†	5.50%	5/15/2022	28	29,265
Holly Energy Partners LP/Holly Energy Finance Corp.	6.50%	3/1/2020	40	41,300
Kinder Morgan Energy Partners LP	5.95%	2/15/2018	11	11,477
Kinder Morgan Energy Partners LP	6.50%	4/1/2020	75	83,077
Kinder Morgan Energy Partners LP	6.85%	2/15/2020	30	33,467
Kinder Morgan, Inc.	7.25%	6/1/2018	23	24,519
Midcontinent Express Pipeline LLC†	6.70%	9/15/2019	33	34,815
MPLX LP	5.50%	2/15/2023	155	161,280
ONEOK Partners LP	2.00%	10/1/2017	31	31,091
Panhandle Eastern Pipeline Co. LP	6.20%	11/1/2017	6	6,176
Panhandle Eastern Pipeline Co. LP	7.00%	6/15/2018	115	121,359
Regency Energy Partners LP/Regency Energy Finance Corp.	5.50%	4/15/2023	45	46,688
Regency Energy Partners LP/Regency Energy Finance Corp.	6.50%	7/15/2021	129	133,246
Rockies Express Pipeline LLC†	6.00%	1/15/2019	37	39,035
Rockies Express Pipeline LLC†	6.85%	7/15/2018	7	7,429
Spectra Energy Capital LLC	6.20%	4/15/2018	2	2,091
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	5.875%	10/1/2020	30	30,975
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	6.125%	10/15/2021	125	131,562
Texas Eastern Transmission LP†	4.125%	12/1/2020	5	5,258
Texas Eastern Transmission LP†	6.00%	9/15/2017	14	14,416
TransCanada PipeLines Ltd. (Canada)(b)	1.875%	1/12/2018	4	4,007
TransCanada PipeLines Ltd. (Canada)(b)	6.50%	8/15/2018	1	1,070
TransCanada PipeLines Ltd. (Canada)(b)	7.125%	1/15/2019	25	27,447

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
Williams Partners LP/ACMP Finance Corp.	4.875%	5/15/2023	$11	$11,215
Williams Partners LP/ACMP Finance Corp.	6.125%	7/15/2022	158	162,969
Total				2,135,940

Oil: Integrated Domestic 0.86%
Cameron International Corp.	1.40%	6/15/2017	4	3,999
FMC Technologies, Inc.	2.00%	10/1/2017	92	92,083
Halliburton Co.	6.15%	9/15/2019	3	3,309
National Oilwell Varco, Inc.	1.35%	12/1/2017	125	124,541
SESI LLC	6.375%	5/1/2019	46	46,230
Trinidad Drilling Ltd. (Canada)†(b)	7.875%	1/15/2019	11	11,027
Weatherford International Ltd.	7.75%	6/15/2021	18	18,247
Weatherford International Ltd.	9.625%	3/1/2019	100	107,250
Total				406,686

Paper & Forest Products 0.00%
International Paper Co.	9.375%	5/15/2019	2	2,324

Real Estate Investment Trusts 2.80%
American Tower Corp.	7.25%	5/15/2019	32	35,175
Brandywine Operating Partnership LP	4.95%	4/15/2018	6	6,204
Brandywine Operating Partnership LP	5.70%	5/1/2017	55	55,698
DDR Corp.	4.75%	4/15/2018	25	25,720
DDR Corp.	7.50%	4/1/2017	31	31,429
DDR Corp.	7.50%	7/15/2018	5	5,388
DDR Corp.	7.875%	9/1/2020	12	13,986
Digital Realty Trust LP	3.40%	10/1/2020	20	20,362
Digital Realty Trust LP	5.875%	2/1/2020	47	51,260
DuPont Fabros Technology LP	5.875%	9/15/2021	25	26,172
EPR Properties	7.75%	7/15/2020	91	103,293
First Industrial LP	7.50%	12/1/2017	50	52,395
HCP, Inc.	2.625%	2/1/2020	12	12,024
HCP, Inc.	3.75%	2/1/2019	21	21,599
HCP, Inc.	5.375%	2/1/2021	6	6,560
HCP, Inc.	5.625%	5/1/2017	75	76,003
Healthcare Realty Trust, Inc.	5.75%	1/15/2021	2	2,200
Hospitality Properties Trust	6.70%	1/15/2018	5	5,127
Kilroy Realty LP	4.80%	7/15/2018	25	25,889
Kilroy Realty LP	6.625%	6/1/2020	50	55,954
Mack-Cali Realty LP	2.50%	12/15/2017	200	200,661

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Real Estate Investment Trusts (continued)
MPT Operating Partnership LP/MPT Finance Corp.	6.375%		2/15/2022	$8	$8,300
National Retail Properties, Inc.	6.875%		10/15/2017	10	10,392
Select Income REIT	2.85%		2/1/2018	25	25,113
SL Green Realty Corp.	5.00%		8/15/2018	8	8,335
SL Green Realty Corp.	7.75%		3/15/2020	75	84,731
Starwood Property Trust, Inc.†	5.00%		12/15/2021	9	9,143
VEREIT Operating Partnership LP	3.00%		2/6/2019	118	118,000
VEREIT Operating Partnership LP	4.125%		6/1/2021	35	35,700
Vornado Realty LP	2.50%		6/30/2019	35	35,144
Welltower, Inc.	2.25%		3/15/2018	75	75,343
Welltower, Inc.	4.125%		4/1/2019	7	7,271
Weyerhaeuser Co.	4.70%		3/15/2021	25	26,556
Weyerhaeuser Co.	6.95%		8/1/2017	41	42,163
Weyerhaeuser Co.	7.375%		10/1/2019	2	2,247
Total					1,321,537

Retail 0.08%
Best Buy Co., Inc.	5.00%		8/1/2018	5	5,236
Macy’s Retail Holdings, Inc.	7.45%		7/15/2017	5	5,159
Neiman Marcus Group Ltd. LLC†	8.00%		10/15/2021	17	12,707
Rite Aid Corp.	6.75%		6/15/2021	16	16,818
Total					39,920

Steel 0.14%
BlueScope Steel Finance Ltd/BlueScope Steel Finance USA LLC (Australia)†(b)	6.50%		5/15/2021	24	25,490
Nucor Corp.	5.75%		12/1/2017	5	5,180
Nucor Corp.	5.85%		6/1/2018	2	2,108
U.S. Steel Corp.†	8.375%		7/1/2021	30	33,241
Total					66,019

Technology 0.73%
Baidu, Inc. (China)(b)	3.25%		8/6/2018	200	203,538
eBay, Inc.	1.366%	#	8/1/2019	75	74,657
Expedia, Inc.	7.456%		8/15/2018	58	62,754
Symantec Corp.	2.75%		6/15/2017	2	2,007
Total					342,956

Telecommunications 1.52%
AT&T, Inc.	5.50%		2/1/2018	200	207,853
FairPoint Communications, Inc.†	8.75%		8/15/2019	32	33,440

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Telecommunications (continued)
Frontier Communications Corp.	8.875%	9/15/2020	$79	$84,431
GTE Corp.	6.84%	4/15/2018	40	42,353
Nortel Networks Ltd. (Canada)(b)(d)	10.75%	7/15/2016	62	62,465
Sprint Communications, Inc.†	9.00%	11/15/2018	10	11,050
T-Mobile USA, Inc.	6.464%	4/28/2019	54	55,013
T-Mobile USA, Inc.	6.542%	4/28/2020	60	61,875
T-Mobile USA, Inc.	6.625%	11/15/2020	19	19,451
Telefonica Emisiones SAU (Spain)(b)	6.221%	7/3/2017	87	88,963
Windstream Services LLC	7.75%	10/1/2021	48	49,584
Total				716,478

Textiles Products 0.04%
Springs Industries, Inc.	6.25%	6/1/2021	17	17,680

Toys 0.00%
Mattel, Inc.	1.70%	3/15/2018	2	1,996

Transportation: Miscellaneous 0.16%
Florida East Coast Holdings Corp.†	6.75%	5/1/2019	64	66,400
Norfolk Southern Railway Co.	9.75%	6/15/2020	3	3,711
XPO Logistics, Inc.†	6.50%	6/15/2022	3	3,161
Total				73,272
Total Corporate Bonds (cost $21,270,744)				21,363,913

FLOATING RATE LOANS(e) 5.23%

Auto Parts: Original Equipment 0.06%
Allison Transmission, Inc. Term Loan B3	3.256%	9/23/2022	8	8,609
MPG Holdco I, Inc. 2015 Tranche B1 Term Loan	3.75%	10/20/2021	19	18,928
Total				27,537

Beverages 0.05%
Molson Coors Brewing Co. Term Loan A	2.20%	12/14/2018	26	25,935

Business Services 0.03%
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.543%	6/9/2021	13	13,187

Chemicals 0.17%
Celanese U.S. Holdings LLC Term Loan A	2.236%	7/15/2021	29	29,087
INEOS US Finance LLC Cash Dollar Term Loan	3.75%	5/4/2018	51	50,950
Total				80,037

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Computer Software 0.06%
Activision Blizzard, Inc. Term Loan	2.02%	8/23/2021		$28	$28,049

Containers 0.52%
Ball Corp. USD Term Loan A	2.52%	3/18/2021		74	74,039
Ball UK Aquisition Ltd. EUR Term Loan A(f)	1.75%	3/18/2021	EUR	21	21,901
Owens llinois, Inc. Term Loan A	2.416% - 2.880%	4/22/2020		$30	30,186
WestRock Co. Closing Date Term Loan	1.895%	7/1/2020		122	121,614
Total					247,740

Electric: Power 0.21%
FirstEnergy Corp. Term Loan	2.43%	12/6/2021		100	99,250

Electrical Equipment 0.27%
Avago Technologies Cayman Ltd. Term Loan A	2.454%	2/1/2021		41	40,832
Avago Technologies Cayman Ltd. Term Loan B3	3.704%	2/1/2023		61	62,214
Sensata Technologies B.V. 6th Amendment
Term Loan (Netherlands)(b)	3.021%	10/14/2021		25	24,954
Total					128,000

Electronics 0.21%
Thermo Fisher Scientific Inc. Term Loan A	1.961% - 4.500%	7/1/2019		97	97,469

Entertainment 0.04%
Kasima LLC Term Loan	3.316% - 3.500%	5/17/2021		18	18,593

Food 0.14%
Amplify Snack Brands, Inc. Term Loan	6.50%	8/24/2023		26	25,298
Dole Food Co., Inc. Tranche B Term Loan	4.50% - 6.25%	11/1/2018		35	35,080
Supervalu, Inc. Term Loan	5.50%	3/21/2019		5	5,454
Total					65,832

Gaming 0.37%
Seminole Tribe of Florida Initial Term Loan	3.248%	4/29/2020		174	174,716

Health Care Products 0.24%
Medtronic, Inc. Term Loan	1.636%	1/26/2018		75	74,672
Zimmer biomet Holdings, Inc. Term Loan A	2.02%	9/30/2019		25	24,500
Zimmer Holdings, Inc. Term Loan	2.039% - 2.145%	5/29/2019		14	13,549
Total					112,721

Health Care Services 0.15%
Fresenius Medical Care AG & Co. KGaA
Tranche A Term Loan	2.137%	10/30/2019		54	53,853

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Care Services (continued)
Laboratory Corp. of America Holdings Term Loan	2.02%	12/19/2019	$15	$15,033
Total				68,886

Household Equipment/Products 0.37%
Dell IInternational LLC Term Loan A1	2.77%	12/31/2018	50	50,020
Dell International LLC Term Loan A2	3.02%	9/7/2021	127	127,111
Total				177,131

Lodging 0.42%
Las Vegas Sands LLC Refinancing Term Loan	3.02%	12/19/2020	199	200,211

Machinery: Industrial/Specialty 0.10%
Flowserve Corp. 2012 Term Loan	2.248%	10/14/2020	47	46,670

Manufacturing 0.27%
Tyco International Holding sarl Term Loan (Luxembourg)(b)	2.30%	3/2/2020	130	129,594

Media 0.25%
AMC Networks, Inc. Term Loan A	2.149%	12/16/2019	75	74,588
Charter Communications Operating LLC Term Loan E	3.02%	7/1/2020	45	45,569
Total				120,157

Miscellaneous 0.13%
Harris Corp. 3 Year Tranche Term Loan	2.11%	3/16/2018	40	40,307
Harris Corp. 5 Year Tranche Term Loan	2.11%	3/16/2020	19	18,758
Total				59,065

Oil 0.05%
Noble Energy, Inc. Initial Term Loan	2.006%	1/6/2019	24	23,527

Oil: Crude Producers 0.04%
Buckeye Partners LP Delayed Draw Term Loan	2.12%	9/30/2019	17	16,936

Real Estate 0.33%
American Tower Corp. Term Loan	2.02%	1/31/2022	157	155,620

Retail 0.40%
Belk, Inc. 1st Lien Closing Date Term Loan	5.76%	12/12/2022	10	8,658
BJ’s Wholesale Club, Inc. 2013 1st Lien Replacement Loan	4.50%	9/26/2019	42	42,255
J. Crew Group, Inc. Initial Term Loan	4.00%	3/5/2021	67	38,302
PVH Corp. Tranche A Term Loan	2.207%	5/19/2021	83	82,886

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Retail (continued)
Rite Aid Corp. 2nd Lien Tranche 2 Term Loan	4.875%		6/21/2021	$18	$18,121
Total					190,222

Technology 0.04%
Zayo Group LLC 2021 Term Loan	3.75%		5/6/2021	18	18,223

Telecommunications 0.31%
AT&T, Inc. Tranche A Advance Term Loan	1.934%		3/2/2018	16	15,637
Verizon Communications Inc. 5 year Term Loan	2.005%		7/31/2019	130	130,027
Total					145,664
Total Floating Rate Loans (cost $2,475,656)					2,470,972

Foreign Government Obligations(b) 0.24%

Dominican Republic 0.01%
Dominican Republic†	9.04%		1/23/2018	3	3,399

Qatar 0.23%
State of Qatar†	5.25%		1/20/2020	100	108,044
Total Foreign Government Obligations (cost $112,018)					111,443

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.40%
Federal Home Loan Mortgage Corp. 2011-K704 B†	4.69%	#	10/25/2030	20	20,715
Federal Home Loan Mortgage Corp. 2012-K707 B†	3.883%	#	1/25/2047	143	147,005
Federal Home Loan Mortgage Corp. 2012-K709 B†	3.872%	#	4/25/2045	75	76,521
Federal Home Loan Mortgage Corp. 2012-K710 B†	3.821%	#	6/25/2047	104	106,739
Federal Home Loan Mortgage Corp. 2012-K711 B†	3.562%	#	8/25/2045	30	30,560
Federal Home Loan Mortgage Corp. 2013-K502 C†	3.077%	#	3/25/2045	11	11,018
Federal Home Loan Mortgage Corp. 2013-K713 B†	3.165%	#	4/25/2046	30	30,262
Federal Home Loan Mortgage Corp. 2014-K503 B†	3.002%	#	10/25/2047	39	39,046
Government National Mortgage Assoc. 2014-109 A	2.325%		1/16/2046	15	15,152
Government National Mortgage Assoc. 2014-112 A	3.00%	#	1/16/2048	8	8,189
Government National Mortgage Assoc. 2014-135 AS	2.30%		2/16/2047	18	18,487
Government National Mortgage Assoc. 2014-64 A	2.20%		2/16/2045	33	33,394
Government National Mortgage Assoc. 2014-64 IO	1.243%	#	12/16/2054	362	28,068
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	1	819
Government National Mortgage Assoc. 2014-78 IO	0.704%	#	3/16/2056	61	3,325
Government National Mortgage Assoc. 2015-47 AE	2.90%	#	11/16/2055	12	11,537
Government National Mortgage Assoc. 2015-48 AS	2.90%	#	2/16/2049	29	29,196
Government National Mortgage Assoc. 2015-73 AC	2.90%	#	2/16/2053	50	49,918
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $674,489)					659,951

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 1.30%
Federal Home Loan Mortgage Corp.	0.875%		3/7/2018		$103	$102,878
Federal Home Loan Mortgage Corp.	3.062%	#	6/1/2041		17	18,052
Federal Home Loan Mortgage Corp.	3.065%	#	10/1/2043		17	17,427
Federal Home Loan Mortgage Corp.	3.172%	#	12/1/2040		35	36,542
Federal Home Loan Mortgage Corp.	3.374%	#	6/1/2042		13	13,643
Federal National Mortgage Assoc.	2.702%	#	12/1/2045		10	10,213
Federal National Mortgage Assoc.	2.732%	#	12/1/2045		47	47,997
Federal National Mortgage Assoc.	2.844%	#	10/1/2045		11	11,385
Federal National Mortgage Assoc.	2.909%	#	6/1/2042		27	27,448
Federal National Mortgage Assoc.	3.00%		TBA	(g)	120	123,150
Federal National Mortgage Assoc.	3.015%	#	10/1/2036		58	61,277
Federal National Mortgage Assoc.	3.14%	#	3/1/2042		26	27,225
Federal National Mortgage Assoc.	3.348%	#	12/1/2040		3	2,961
Federal National Mortgage Assoc.	3.41%	#	12/1/2040		5	5,608
Federal National Mortgage Assoc.	3.492%	#	10/1/2040		2	2,058
Federal National Mortgage Assoc.	3.704%	#	1/1/2042		53	54,626
Federal National Mortgage Assoc.	3.72%	#	4/1/2040		48	50,918
Total Government Sponsored Enterprises Pass-Throughs (cost $618,381)						613,408

GOVERNMENT SPONSORED ENTERPRISES SECURITY 0.34%
Federal Home Loan Bank (cost $160,608)	1.125%		4/25/2018		160	160,144

Municipal Bonds 0.20%

Miscellaneous
Illinois	3.90%		1/1/2018		5	5,053
Illinois	5.163%		2/1/2018		50	51,222
Illinois	5.665%		3/1/2018		25	25,897
Illinois	5.877%		3/1/2019		10	10,623
Total Municipal Bonds (cost $93,153)						92,795

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 20.05%
A10 Bridge Asset Financing LLC 2015-AA A†	3.504%	#	5/15/2030		160	160,000
Americold LLC Trust 2010-ARTA A1†	3.847%		1/14/2029		47	48,609
Assurant Commercial Mortgage Trust 2016-1A A1†	1.362%		5/15/2049		23	23,082
Aventura Mall Trust 2013-AVM A†	3.743%	#	12/5/2032		100	105,171
BAMLL-DB Trust 2012-OSI A1†	2.343%		4/13/2029		15	14,972
Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-1 AJ	5.349%	#	11/10/2042		2	1,783
Banc of America Re-REMIC Trust 2010-RC30 A5B†	5.334%		12/16/2043		92	91,688

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Bancorp Commercial Mortgage Trust 2016-CRE1 A†	2.134%	#	11/15/2033	$100	$100,089
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	200	197,725
BB-UBS Trust 2012-TFT B†	3.468%	#	6/5/2030	100	98,588
BB-UBS Trust 2012-TFT C†	3.468%	#	6/5/2030	100	97,020
BBCMS Trust 2013-TYSN E†	3.708%		9/5/2032	135	136,032
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 E†	5.406%	#	11/11/2041	15	15,620
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 F†	5.67%	#	11/11/2041	25	26,007
CCRESG Commercial Mortgage Trust 2016-HEAT B†	4.114%		4/10/2029	29	29,138
CCRESG Commercial Mortgage Trust 2016-HEAT C†	4.919%		4/10/2029	29	29,233
CFCRE Commercial Mortgage Trust 2016-C6 XA IO	1.223%	#	11/10/2049	196	17,126
CFCRE Commercial Mortgage Trust 2016-C7 XA IO	0.801%	#	12/10/2054	193	11,392
CGGS Commercial Mortgage Trust 2016-RNDA DFX†	4.387%		2/10/2033	100	101,797
Citigroup Commercial Mortgage Trust 2007-C6 A4	5.711%	#	12/10/2049	1	1,009
Citigroup Commercial Mortgage Trust 2007-C6 AM	5.711%	#	12/10/2049	35	35,506
Citigroup Commercial Mortgage Trust 2013-SMP D†	2.911%	#	1/12/2030	100	99,522
Citigroup Commercial Mortgage Trust 2014-GC19 A1	1.199%		3/10/2047	10	10,284
Citigroup Commercial Mortgage Trust 2015-GC31 XA IO	0.465%	#	6/10/2048	990	28,322
Citigroup Commercial Mortgage Trust 2015-SHP2 XCP IO†	0.114%	#	7/15/2027	46,545	29,016
Citigroup Commercial Mortgage Trust 2015-SSHP C†	2.804%	#	9/15/2027	100	98,396
Citigroup Commercial Mortgage Trust 2016-SMPL A†	2.228%		9/10/2031	100	97,599
Citigroup Commercial Mortgage Trust 2016-SMPL E†	4.509%		9/10/2031	100	97,440
COBALT CMBS Commercial Mortgage Trust 2007-C3 AM	5.761%	#	5/15/2046	100	101,334
Commercial Mortgage Loan Trust 2008-LS1 ASM	6.095%	#	12/10/2049	50	50,960

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2004-LB2A G†	5.54%	#	3/10/2039	$35	$37,026
Commercial Mortgage Pass-Through Certificates 2012-CR3 B†	3.922%		10/15/2045	100	103,698
Commercial Mortgage Pass-Through Certificates 2013-CR11 A2	3.047%		10/10/2046	10	10,172
Commercial Mortgage Pass-Through Certificates 2013-CR6 A2	2.122%		3/10/2046	10	10,065
Commercial Mortgage Pass-Through Certificates 2013-LC6 A2	1.906%		1/10/2046	32	32,116
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	134	131,342
Commercial Mortgage Pass-Through Certificates 2013-THL D†	3.299%	#	6/8/2030	100	100,057
Commercial Mortgage Pass-Through Certificates 2013-THL E†	4.399%	#	6/8/2030	100	100,065
Commercial Mortgage Pass-Through Certificates 2014-UBS5 XB1 IO†	0.099%	#	9/10/2047	2,000	21,694
Commercial Mortgage Pass-Through Certificates 2015-PC1 XA IO†	0.783%	#	7/10/2050	99	4,088
Commercial Mortgage Pass-Through Certificates 2016-GCT D†	3.461%	#	8/10/2029	100	97,311
Commercial Mortgage Pass-Through Certificates 2016-GCT XA IO†	0.784%		8/10/2029	4,000	111,362
Commercial Mortgage Pass-Through Certificates 2016-SAVA A†	2.424%	#	10/15/2034	106	106,638
Commercial Mortgage Pass-Through Certificates 2016-SAVA B†	3.004%	#	10/15/2034	100	100,635
Commercial Mortgage Pass-Through Certificates 2016-SAVA XCP IO†	2.867%	#	10/15/2034	578	22,241
Commericial Mortgage Trust 2016-CD1 XA IO	1.446%	#	8/10/2049	183	18,180
Core Industrial Trust 2015-CALW C†	3.555%		2/10/2034	25	25,485
Core Industrial Trust 2015-CALW XA IO†	0.81%	#	2/10/2034	1,006	37,034
Cosmopolitan Hotel Trust 2016-CSMO B†	2.804%	#	11/15/2033	24	24,155
Cosmopolitan Hotel Trust 2016-CSMO E†	5.354%	#	11/15/2033	32	32,360
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA B1†	5.466%		5/15/2023	50	53,114
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA B2†	5.538%		5/15/2023	100	107,404
Credit Suisse Mortgage Capital Certificates 2014-TIKI C†	2.504%	#	9/15/2038	100	98,053

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2016-MFF B†	3.204%	#	11/15/2033	$50	$50,111
Credit Suisse Mortgage Capital Certificates 2016-MFF C†	4.204%	#	11/15/2033	50	50,146
CSAIL Commercial Mortgage Trust 2015-C4 A2	3.157%		11/15/2048	10	10,276
CSAIL Commercial Mortgage Trust 2016-C6 XA IO	1.816%	#	1/15/2049	998	114,988
DBJPM Mortgage Trust 2016-C3 XA IO	1.521%	#	9/10/2049	200	21,882
DBRR Trust 2013-EZ3 A†	1.636%	#	12/18/2049	15	14,829
DBUBS Mortgage Trust 2011-LC2A D†	5.543%	#	7/10/2044	100	102,417
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	22	22,280
DBWF Mortgage Trust 2016-85T XA IO†	0.013%	#	12/10/2036	3,140	14,224
EQTY Mortgage Trust 2014-INNS D†	2.999%	#	5/8/2031	100	99,033
Federal Home Loan Mortgage Corp. 2011-KAIV B†	4.944%		6/25/2046	50	53,191
GAHR Commercial Mortgage Trust 2015-NRF CFX†	3.382%	#	12/15/2034	100	100,580
GAHR Commericial Mortgage Trust 2015-NRF EFX†	3.382%	#	12/15/2034	20	19,472
Great Wolf Trust 2015-WOLF E†	4.985%	#	5/15/2034	100	100,171
GS Mortgage Securities Corp. II 2013-GC10 A3	2.613%		2/10/2046	100	101,032
GS Mortgage Securities Corp. Trust 2012-ALOH A†	3.551%		4/10/2034	100	104,649
GS Mortgage Securities Corp. Trust 2013-NYC5 A†	2.318%		1/10/2030	100	100,456
GS Mortgage Securities Trust 2006-GG8 AM	5.591%		11/10/2039	22	22,149
GS Mortgage Securities Trust 2012-GC6 XA IO†	1.968%	#	1/10/2045	308	24,463
GS Mortgage Securities Trust 2012-GCJ7 B	4.74%		5/10/2045	10	10,677
GS Mortgage Securities Trust 2013-G1 A2†	3.557%	#	4/10/2031	100	100,042
GS Mortgage Securities Trust 2013-GC14 A1	1.217%		8/10/2046	17	17,368
GS Mortgage Securities Trust 2015-GS1 XB IO	0.185%	#	11/10/2048	1,082	19,579
GS Mortgage Securities Trust 2016-GS4 225A†	2.636%		11/10/2029	15	14,798
GS Mortgage Securities Trust 2016-GS4 225C†	3.778%		11/10/2029	26	25,565
GS Mortgage Securities Trust 2016-GS4 225D†	4.766%		11/10/2029	35	34,321
GS Mortgage Securities Trust 2016-RENT C†	4.067%	#	2/10/2029	100	100,856
H/2 Asset Funding 2015-1A-AFL	1.837%	#	6/24/2049	24	23,992
H/2 Asset Funding 2015-1A-AFX	3.353%	#	6/24/2049	24	23,784
H/2 Asset Funding 2015-1A-BFX	3.993%	#	6/24/2049	25	23,987
Hudsons Bay Simon JV Trust 2015-HB7 A7†	3.914%		8/5/2034	100	102,736
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	179	179,434
Hudsons Bay Simon JV Trust 2015-HB7 XA7 IO†	1.245%	#	8/5/2034	1,000	64,245
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	34	33,464
JPMorgan Chase Commercial Mortgage Securities Trust 2004-LN2 A2	5.115%		7/15/2041	2	2,307

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19 AM	5.713%	#	2/12/2049	$85	$85,831
JPMorgan Chase Commercial Mortgage Securities Trust 2009-IWST C†	7.445%	#	12/5/2027	25	27,750
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	97	100,835
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A2	3.046%		4/15/2047	25	25,607
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 A1	1.539%		11/15/2047	7	7,082
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 XA IO	1.172%	#	1/15/2048	989	55,059
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	100	102,340
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 XA IO	0.704%	#	7/15/2048	988	35,386
JPMorgan Chase Commercial Mortgage Securities Trust 2016-ATRM A†	2.962%		10/5/2028	50	50,332
JPMorgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA IO	0.826%	#	12/15/2049	1,000	50,883
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI A†	2.798%		10/5/2031	30	30,157
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI B†	3.201%		10/5/2031	15	15,116
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI C†	3.554%		10/5/2031	20	20,186
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI D†	4.009%	#	10/5/2031	35	34,886
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI E†	4.009%	#	10/5/2031	30	29,055
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI XB IO†	0.657%	#	10/5/2031	1,000	28,333
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WPT A†	2.154%	#	10/15/2033	68	68,287
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WPT C†	3.554%	#	10/15/2033	10	10,077
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WPT D†	4.454%	#	10/15/2033	27	27,246
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WPT XCP IO†	1.198%	#	10/15/2018	4,967	107,113
LB-UBS Commercial Mortgage Trust 2007-C1 AM	5.455%		2/15/2040	25	25,019
LMREC, Inc. 2015-CRE1 A†	2.274%	#	2/22/2032	100	99,130

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
LSTAR Commercial Mortgage Trust 2016-4 XA IO†	1.956%	#	3/10/2049	$998	$89,947
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A1†	2.117%		10/15/2030	63	62,111
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12 A2	3.001%		10/15/2046	10	10,203
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 XA IO	0.751%	#	7/15/2050	494	19,165
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31 XA IO	1.472%	#	11/15/2049	999	97,217
Morgan Stanley Capital Barclays Bank Trust 2016-MART B†	2.48%		9/13/2031	50	48,554
Morgan Stanley Capital Barclays Bank Trust 2016-MART C†	2.817%		9/13/2031	100	97,679
Morgan Stanley Capital Barclays Bank Trust 2016-MART XCP IO†	0.316%	#	9/13/2031	9,863	55,995
Morgan Stanley Capital I Trust 2007-HQ12 AM	5.775%	#	4/12/2049	162	161,905
Morgan Stanley Capital I Trust 2011-C3 A4	4.118%		7/15/2049	61	65,585
Morgan Stanley Capital I Trust 2014-MP A†	3.469%		8/11/2029	100	103,759
Morgan Stanley Capital I Trust 2016-UB11 XB IO	0.997%	#	8/15/2049	1,000	78,581
Morgan Stanley Re-REMIC Trust 2009-GG10 A4B†	5.793%	#	8/12/2045	100	100,577
Morgan Stanley Re-REMIC Trust 2010-GG10 A4B†	5.793%	#	8/15/2045	100	100,387
Motel 6 Trust 2015-MTL6 D†	4.532%		2/5/2030	100	100,565
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	22	21,570
MSCG Trust 2016-SNR A†	3.348%	#	11/15/2034	69	68,830
MSCG Trust 2016-SNR B†	4.181%		11/15/2034	33	32,956
MSCG Trust 2016-SNR C†	5.205%		11/15/2034	25	25,063
Nationslink Funding Corp. 1999-LTL1 D†	6.45%		1/22/2026	50	51,687
Palisades Center Trust 2016-PLSD D†	4.737%		4/13/2033	67	66,801
Palisades Center Trust 2016-PLSD XCP IO†	0.965%	#	5/13/2018	1,000	13,965
Prima Capital Ltd 2015-4A MR-A+	2.55%		8/24/2049	100	99,239
Prima Capital Ltd. 2016-6A A+	2.85%		8/25/2040	142	140,099
ReadyCap Commercial Mortgage Trust 2015-2 A†	3.804%		6/25/2055	43	43,532
Readycap Mortgage Trust 2016-3 A†	2.94%		11/20/2038	250	248,685
Shops at Crystals Trust 2016-CSTL XB IO†	0.203%	#	7/5/2036	1,000	19,895
UBS-Barclays Commercial Mortgage Trust 2012-C4 A5	2.85%		12/10/2045	75	75,785
UBS-Barclays Commercial Mortgage Trust 2012-C4 AAB	2.459%		12/10/2045	25	25,153
UBS-Barclays Commercial Mortgage Trust 2013-C5 XA IO†	1.033%	#	3/10/2046	941	46,031

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS-Citigroup Commercial Mortgage Trust 2011-C1 A3	3.595%		1/10/2045	$20	$20,694
VNDO Mortgage Trust 2012-6AVE A†	2.996%		11/15/2030	100	101,083
Wachovia Bank Commercial Mortgage Trust 2005-C21 D	5.291%	#	10/15/2044	10	9,935
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%	#	7/15/2045	2	1,544
Wachovia Bank Commercial Mortgage Trust 2007-C30 AM	5.383%		12/15/2043	150	150,042
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM	5.591%	#	4/15/2047	60	60,385
Waldorf Astoria Boca Raton Trust 2016-BOCA C†	3.204%	#	6/15/2029	100	100,284
Waldorf Astoria Boca Raton Trust 2016-BOCA E†	5.054%	#	6/15/2029	27	27,105
Wells Fargo Commercial Mortgage Trust 2010-C1 C†	5.599%	#	11/15/2043	100	107,027
Wells Fargo Commercial Mortgage Trust 2015-C29 XB IO	0.018%	#	6/15/2048	2,000	7,196
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2A	3.075%		12/15/2048	10	10,269
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2B	4.602%	#	12/15/2048	36	39,087
Wells Fargo Commercial Mortgage Trust 2015-SG1 XA IO	0.811%	#	12/15/2047	986	48,172
Wells Fargo Commercial Mortgage Trust 2016-BNK1 XA IO	1.809%	#	8/15/2049	997	127,659
WF-RBS Commercial Mortgage Trust 2011-C4 A3†	4.394%		6/15/2044	72	74,243
WF-RBS Commercial Mortgage Trust 2012-C8 A2	1.881%		8/15/2045	22	22,085
WF-RBS Commercial Mortgage Trust 2012-C8 XA IO†	1.989%	#	8/15/2045	406	29,768
WF-RBS Commercial Mortgage Trust 2013-C11 A2	2.029%		3/15/2045	79	79,386
Total Non-Agency Commercial Mortgage-Backed Securities (cost $9,598,454)					9,465,454

				Shares (000)

PREFERRED STOCK 0.03%

Oil
Templar Energy LLC (cost $10,450)				1	15,675

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
U.S. TREASURY OBLIGATION 0.95%

Government
U.S. Treasury Note (cost $446,146)	1.375%		6/30/2018	$444	$446,133
Total Long-Term Investments (cost $44,798,983)					44,726,443

SHORT-TERM INVESTMENTS 5.00%

CORPORATE BONDS 3.17%

Banks: Regional 1.49%
Bank of America Corp.	6.00%		9/1/2017	35	36,020
Bank of America Corp.	6.40%		8/28/2017	18	18,555
Capital One Financial Corp.	6.75%		9/15/2017	35	36,256
Compass Bank	1.85%		9/29/2017	250	249,477
Compass Bank	6.40%		10/1/2017	100	103,067
Deutsche Bank AG (United Kingdom)(b)	1.35%		5/30/2017	7	6,986
Deutsche Bank AG (United Kingdom)(b)	1.512%	#	2/13/2017	28	27,994
Deutsche Bank AG (United Kingdom)(b)	6.00%		9/1/2017	25	25,596
Intesa Sanpaolo SpA (Italy)(b)	2.375%		1/13/2017	200	200,029
Total					703,980

Beverages 0.14%
Beam Suntory, Inc.	1.875%		5/15/2017	62	62,094
Constellation Brands, Inc.	7.25%		5/15/2017	4	4,085
Total					66,179

Chemicals 0.01%
Valspar Corp. (The)	6.05%		5/1/2017	5	5,069

Drugs 0.02%
Actavis Funding SCS (Luxembourg)(b)	1.30%		6/15/2017	9	8,996

Electric: Power 0.41%
Appalachian Power Co.	5.00%		6/1/2017	25	25,338
Exelon Corp.	1.55%		6/9/2017	2	1,997
Jersey Central Power & Light Co.	5.65%		6/1/2017	15	15,236
Monongahela Power Co.†	5.70%		3/15/2017	25	25,204
TransAlta Corp. (Canada)(b)	1.90%		6/3/2017	125	124,844
Total					192,619

Electronics 0.02%
Tech Data Corp.	3.75%		9/21/2017	10	10,125

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial Services 0.25%
International Lease Finance Corp.	8.75%		3/15/2017	$19	$19,271
Synchrony Financial	1.875%		8/15/2017	100	100,094
Total					119,365

Health Care Products 0.05%
Zimmer Biomet Holdings, Inc.	1.45%		4/1/2017	25	25,008

Health Care Services 0.08%
Anthem, Inc.	5.875%		6/15/2017	35	35,712

Insurance 0.09%
Fidelity National Financial, Inc.	6.60%		5/15/2017	43	43,739

Lodging 0.08%
Marriott International, Inc.	6.375%		6/15/2017	25	25,546
Wyndham Worldwide Corp.	2.95%		3/1/2017	11	11,011
Total					36,557

Machinery: Agricultural 0.00%
Bunge Ltd. Finance Corp.	3.20%		6/15/2017	2	2,015

Metals & Minerals: Miscellaneous 0.15%
Teck Resources Ltd. (Canada)(b)	3.15%		1/15/2017	70	69,989

Natural Gas 0.11%
Sempra Energy	2.30%		4/1/2017	50	50,101

Oil: Crude Producers 0.07%
Enbridge, Inc. (Canada)(b)	1.384%	#	6/2/2017	29	29,004
Kinder Morgan, Inc.	7.00%		6/15/2017	5	5,117
Total					34,121

Real Estate Investment Trusts 0.11%
First Industrial LP	5.95%		5/15/2017	49	49,754
Highwoods Realty LP	5.85%		3/15/2017	3	3,025
Total					52,779

Savings & Loan 0.07%
Astoria Financial Corp.	5.00%		6/19/2017	31	31,391

Transportation: Miscellaneous 0.02%
Ryder System, Inc.	3.50%		6/1/2017	11	11,094
Total Corporate Bonds (cost $1,499,280)					1,498,839

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
MUNICIPAL BOND 0.11%

Miscellaneous
New Jersey Econ Dev Auth (cost $50,008)	1.348%	3/1/2017	$50	$50,006

REPURCHASE AGREEMENT 1.72%
Repurchase Agreement dated 12/30/2016, 0.03% due 1/3/2017 with Fixed Income Clearing Corp. collateralized by $780,000 of U.S. Treasury Inflation Indexed Note at 0.125% due 4/15/2017; value: $ 831,852; proceeds: $ 813,871 (cost $813,868)			814	813,868
Total Short-Term Investments (cost $2,363,156)				2,362,713
Total Investments in Securities 99.73% (cost $47,162,139)				47,089,156
Cash, Foreign Cash and Other Assets in Excess of Liabilities(h) 0.27%				129,442
Net Assets 100.00%				$47,218,598

EUR	euro.
IO	Interest Only.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2016.
(a)	Amount is less than $1,000.
(b)	Foreign security traded in U.S. dollars.
(c)	Security is perpetual in nature and has no stated maturity.
(d)	Defaulted (non-income producing security).
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2016.
(f)	Investment in non-U.S. dollar denominated securities.
(g)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(h)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation (depreciation) on open forward foreign currency exchange contracts and futures contracts as follows:

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2016

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
euro	Buy	State Street Bank and Trust	2/16/2017	2,400	$ 2,512	$ 2,532	$ 20
euro	Sell	State Street Bank and Trust	2/16/2017	24,000	26,261	25,317	944
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$ 964

Open Futures Contracts at December 31, 2016:

				Notional	Unrealized
Type	Expiration	Contracts	Position	Value	Appreciation
U.S. 5-Year Treasury Note	March 2017	5	Short	$(588,320)	$1,241

				Notional	Unrealized
Type	Expiration	Contracts	Position	Value	Depreciation
U.S. 2-Year Treasury Note	March 2017	55	Long	$11,917,813	$(2,785)

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities
Other	$–	$3,524,560	$99,474	(4)	$3,624,034
Remaining Industries	–	5,677,014	–		5,677,014
Common Stock	–	546	–		546
Convertible Bonds	–	24,961	–		24,961
Corporate Bonds	–	22,862,752	–		22,862,752
Floating Rate Loans(5)
Auto Parts: Original Equipment	–	27,537	–		27,537
Beverages	–	–	25,935		25,935
Business Services	–	13,187	–		13,187
Chemicals	–	80,037	–		80,037
Computer Software	–	28,049	–		28,049
Containers	–	30,186	217,554		247,740
Electric: Power	–	–	99,250		99,250
Electrical Equipment	–	128,000	–		128,000
Electronics	–	–	97,469		97,469
Entertainment	–	18,593	–		18,593
Food	–	65,832	–		65,832
Gaming	–	174,716	–		174,716
Health Care Products	–	74,672	38,049		112,721
Health Care Services	–	53,853	15,033		68,886
Household Equipment/Products	–	177,131	–		177,131
Lodging	–	200,211	–		200,211
Machinery: Industrial/Specialty	–	–	46,670		46,670
Manufacturing	–	–	129,594		129,594
Media	–	120,157	–		120,157
Miscellaneous	–	–	59,065		59,065
Oil	–	–	23,527		23,527
Oil: Crude Producers	–	16,936	–		16,936
Real Estate	–	–	155,620		155,620
Retail	–	190,222	–		190,222
Technology	–	18,223	–		18,223
Telecommunications	–	130,027	15,637		145,664
Foreign Government Obligations	–	111,443	–		111,443
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	659,951	–		659,951
Government Sponsored Enterprises Pass-Throughs	–	613,408	–		613,408
Government Sponsored Enterprises Security	–	160,144	–		160,144
Municipal Bonds	–	142,801	–		142,801
Non-Agency Commercial Mortgage-Backed Securities	–	8,757,733	707,721	(4)(6)	9,465,454
Preferred Stock	–	15,675	–		15,675
U.S. Treasury Obligation	–	446,133	–		446,133
Repurchase Agreement	–	813,868	–		813,868
Total	$–	$45,358,558	$1,730,598		$47,089,156

See Notes to Financial Statements.	41

Schedule of Investments (concluded)

December 31, 2016

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Exchange Contracts
Assets	$–	$964	$–	$964
Futures Contracts
Assets	1,241	–	–	1,241
Liabilities	(2,785)	–	–	(2,785)
Total	$(1,544)	$964	$–	$(580)

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2016.
(4)	Includes securities valued using third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(5)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(6)	Non-Agency Commercial Mortgage-Backed Securities categorized as Level 3 investment includes A10 Bridge Asset Financing LLC 2015-AA A, Commercial Mortgage Pass-Through Certificates 2016-GCT XA IO, Commercial Mortgage Pass-Through Certificates 2016-SAVA XCP IO, GS Mortgage Securities Trust 2016-GS4 225A, GS Mortgage Securities Trust 2016-GS4 225C, GS Mortgage Securities Trust 2016-GS4 225D, H/2 Asset Funding 2015-1A-AFL, H/2 Asset Funding 2015-1A-AFX, H/2 Asset Funding 2015-1A-BFX, JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI XB IO, Prima Capital CRE Securization 2006-1 and Public Utilities Commission.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Corporate Bonds	Floating Rate Loans	Non-Agency Commercial Mortgage-Backed Securities
Balance as of January 1, 2016	$380,147	$3,850	$68,224	$420,319
Accrued discounts/premiums	–	(30)	383	(11,848)
Realized gain (loss)	9	(7,039)	1,868	–
Change in unrealized appreciation/depreciation	(481)	3,219	(204)	(1,444)
Purchases	99,985	–	1,011,685	475,533
Sales	(16,007)	–	(154,128)	(26,707)
Net transfers in or out of Level 3	(364,179)	–	(4,425)	(148,132)
Balance as of December 31, 2016	$99,474	$–	$923,403	$707,721

42	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments in securities, at fair value (cost $47,162,139)	$47,089,156
Cash	5,441
Deposits with brokers for futures collateral	28,100
Foreign cash, at value (cost $1,024)	1,020
Receivables:
Interest	364,125
Investment securities sold	189,675
Capital shares sold	55,957
From advisor (See Note 3)	4,706
Variation margin	1,634
Unrealized appreciation on forward foreign currency exchange contracts	964
Prepaid expenses	146
Total assets	47,740,924
LIABILITIES:
Payables:
Investment securities purchased	407,628
Management fee	13,777
Capital shares reacquired	3,036
Fund administration	1,575
Directors’ fees	1,016
Accrued expenses	95,294
Total liabilities	522,326
NET ASSETS	$47,218,598
COMPOSITION OF NET ASSETS:
Paid-in capital	$48,270,730
Undistributed net investment income	1,788
Accumulated net realized loss on investments, futures contracts and foreign currency related transactions	(980,352)
Net unrealized depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(73,568)
Net Assets	$47,218,598
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	3,240,994
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.57

See Notes to Financial Statements.	43

Statement of Operations

For the Year Ended December 31, 2016

Investment income:
Interest and other	$904,415
Total investment income	904,415
Expenses:
Management fee	104,784
Non 12b-1 service fees	75,087
Shareholder servicing	21,325
Fund administration	11,976
Reports to shareholders	25,886
Directors’ fees	918
Professional	53,603
Custody	16,144
Other	3,927
Gross expenses	313,650
Expense reductions (See Note 9)	(113)
Fees waived and expenses reimbursed (See Note 3)	(74,029)
Net expenses	239,508
Net investment income	664,907
Net realized and unrealized gain (loss):
Net realized loss on investments	(19,515)
Net realized loss on futures contracts and foreign currency related transactions	(59,024)
Net change in unrealized appreciation/depreciation on investments	244,191
Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies	2,896
Net realized and unrealized gain	168,548
Net Increase in Net Assets Resulting From Operations	$833,455

44	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Operations:
Net investment income	$664,907	$248,388
Net realized loss on investments, futures contracts and foreign currency related transactions	(78,539)	(42,214)
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	247,087	(253,204)
Net increase (decrease) in net assets resulting from operations	833,455	(47,030)
Distributions to shareholders from:
Net investment income	(1,192,100)	(510,223)
Return of capital	–	(9,512)
Total distributions to shareholders	(1,192,100)	(519,735)
Capital share transactions (See Note 14):
Proceeds from sales of shares	32,551,047	15,992,964
Reinvestment of distributions	1,192,100	519,735
Cost of shares reacquired	(7,969,058)	(1,822,380)
Net increase in net assets resulting from capital share transactions	25,774,089	14,690,319
Net increase in net assets	25,415,444	14,123,554
NET ASSETS:
Beginning of period	$21,803,154	$7,679,600
End of period	$47,218,598	$21,803,154
Undistributed (distributions in excess of) net investment income	$1,788	$(483)

See Notes to Financial Statements.	45

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Return of capital
12/31/2016	$14.43	$0.33	$ 0.19	$0.52	$(0.38)	$ –
12/31/2015	14.72	0.27	(0.21)	0.06	(0.34)	(0.01)
12/31/2014(c)(d)	15.00	0.18	(0.15)	0.03	(0.31)	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Commencement of operations was 4/4/2014, SEC effective date was 4/14/2014 and date shares first became available to the public was 5/1/2014.
(d)	Net investment income, net realized and unrealized gain (loss) amounted to less than $.01 for the period 4/4/2014 through 4/14/2014.
(e)	Not annualized.
(f)	Total return for the period 4/14/2014 through 12/31/2014 was also 0.22%
(g)	Annualized.

46	See Notes to Financial Statements.

				Ratios to Average Net Assets:						Supplemental Data:
Total distri- butions	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)
$(0.38)	$14.57	3.47		0.80		1.04		2.21		$47,219	69.28
(0.35)	14.43	0.58		0.80		1.45		1.79		21,803	61.27
(0.31)	14.72	0.22	(e)(f)	0.80	(g)	2.02	(g)	1.61	(g)	7,680	102.97	(e)

See Notes to Financial Statements.	47

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Short Duration Income Portfolio (the “Fund”).

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book

Notes to Financial Statements (continued)

values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remain open for the fiscal years ended December 31, 2014 through December 31, 2016. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending on jurisdiction

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets. Offering costs incurred by the Fund are amortized over a twelve month period beginning at the commencement of operations and are included in the Fund’s Statement of Operations.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if any, are included in Net realized loss on futures contracts and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency

Notes to Financial Statements (continued)

solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on futures contracts and foreign currency related transactions in the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(k)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements

Notes to Financial Statements (continued)

to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2016, the Fund did not have unfunded loan commitments.

(l)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

Notes to Financial Statements (continued)

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.35%
Next $1 billion	.30%
Over $2 billion	.25%

For the fiscal year ended December 31, 2016, the effective management fee, net of waivers, was at an annualized rate of 0.10% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2016 and continuing through April 30, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net operating expenses to an annual rate of .80%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 was as follows:

	Year Ended 12/31/2016	Year Ended 12/31/2015
Distributions paid from:
Ordinary income	$1,192,100	$510,107
Return of capital	–	9,628
Total distributions paid	$1,192,100	$519,735

As of December 31, 2016, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$3,150
Total undistributed earnings	3,150
Capital loss carryforwards*	(442,173)
Temporary differences	(1,016)
Unrealized losses – net	(612,093)
Total accumulated losses – net	$(1,052,132)

*	The capital losses will carryforward indefinitely

As of December 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$47,701,244
Gross unrealized gain	209,894
Gross unrealized loss	(821,982)
Net unrealized security loss	$(612,088)

The difference between book-basis and tax-basis unrealized gains (losses) is due to tax treatment of premium amortization, certain securities and wash sales.

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$529,464	$(529,348)	$(116)

The permanent differences are attributable to the tax treatment of foreign currency transactions, premium amortization, certain distributions, certain securities, and principal paydown gains and losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2016 were as follows:

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government
Purchases*	Purchases	Sales*	Sales
$4,357,172	$41,824,997	$4,118,233	$15,606,992

*	Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the period ended December 31, 2016, the Fund engaged in cross-trades purchases of $572,967 and sales of $379,569, which resulted in net realized loss of $(4,833).

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2016 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2016 (as described in note 2(h)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Notes to Financial Statements (continued)

As of December 31, 2016, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$964
Futures Contracts(2)	$1,241	–

Liability Derivatives
Futures Contracts(2)	$2,785	–

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Transactions in derivative instruments for the year ended December 31, 2016, were as follows:

	Interest Rate Contracts	Forward Currency Contracts
Net Realized Gain (Loss)(1)
Futures Contracts	$(59,522)	$–
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	$–	$964
Futures Contracts	1,936	–
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$–	$6,253
Futures Contracts(4)	51	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2016.
(1)	Statements of Operations location: Net realized loss on futures contracts and foreign currency related transactions.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Notes to Financial Statements (continued)

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$964	$–	$964
Repurchase Agreements	813,868	–	813,868
Total	$814,832	$–	$814,832

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$813,868	$–	$–	$(813,868)	$–
State Street Bank and Trust	964	–	–	–	964
Total	$814,832	$–	$813,868	$–	$964

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2016.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended December 31, 2016, the Fund did not utilize the Facility.

Notes to Financial Statements (continued)

11.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2016, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to the Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks.

The Fund is subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. The cost of the Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value

Notes to Financial Statements (concluded)

of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund.

The Fund may invest in credit default swap contracts. The risks associated with the Fund’s investment in credit default swaps are greater than if the Fund invested directly in the reference obligation because they are subject to illiquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

The Fund may invest in mortgage-related securities, including those of such Government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. In addition, the Fund may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Shares sold	2,190,614	1,075,441
Reinvestment of distributions	81,988	36,013
Shares reacquired	(542,280)	(122,435)
Increase	1,730,322	989,019

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Short Duration Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Short Duration Income Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short Duration Income Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2017

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Didier O. Rosenfeld (1976)	Executive Vice President	Elected in 2016	Director of Global Equity, joined Lord Abbett in 2015 and was formerly a Portfolio Manager and Senior Analyst at Cornerstone Capital Management (2014–2015) and Managing Director at State Street Global Advisors (2000–2013).

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the review of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also met with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of the Fund’s benchmark; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and the Fund’s benchmark as of the trailing one-year period ended August 31, 2016. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the period. The Board also considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds

Approval of Advisory Contract (continued)

overseen by the Board and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s investment performance was reasonable and supported the continuation of the Agreement.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense levels of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was equal to the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and excluding marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the levels of the management fee, in conjunction with a proposed expense limitation agreement adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible

Approval of Advisory Contract (concluded)

benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Short Duration Income Portfolio	SFSDI-PORT-3 (02/17)

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Total Return Portfolio

For the fiscal year ended December 31, 2016

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

29	Statement of Assets and Liabilities

30	Statement of Operations

31	Statements of Changes in Net Assets

32	Financial Highlights

34	Notes to Financial Statements

43	Report of Independent Registered Public Accounting Firm

44	Supplemental Information to Shareholders

Lord Abbett Series Fund — Total Return Portfolio

Annual Report

For the fiscal year ended December 31, 2016

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Daria L. Foster Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund - Total Return Portfolio for the fiscal year ended December 31, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2016, the Fund returned 4.26%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Universal Index,1 which returned 3.91% over the same period.

Yields on longer-dated Treasury bonds were relatively flat, rising only slightly over the 12-month period ended December 31, 2016, while the yield on shorter-dated two-year Treasury notes increased 0.18% over the same period, leading to a slight flattening of the Treasury yield curve. Corporate credit spreads narrowed over the 12-month period, particularly within lower-rated, investment grade debt. Consumer prices rose at a moderate pace, with the Consumer Price Index (CPI) rising 2.1% over the 12-month period ended December 31, 2016. Meanwhile, the employment picture continued to improve as the unemployment rate remained steady at 4.7%, with 156,000 jobs added in December 2016; employment growth has averaged 165,000 per month,

1

over the last three months. This compares with an unemployment rate of 5.0% a year earlier and a recent high of 10.0% in October 2009. In December, the U.S. Federal Reserve (Fed) raised its target for short-term interest rates 0.25%, to a range of 0.50% - 0.75%, as economic data continued to suggest a strengthening domestic economy.

Spreads on investment grade corporates tightened from January 2016 to December 2016, while spreads on high yield corporates narrowed much more significantly. In the 12-month period ended December 2016, high yield corporates comfortably outperformed the investment grade segment of the fixed income market, including both investment grade corporates and Treasuries.

Security selection within the corporate bond allocation was a significant contributor to performance of the Fund relative to the benchmark during the period. Within the investment grade corporate sector, the Fund concentrated on ‘BBB’ rated bonds, which outperformed higher-rated issues. The Fund’s overweight to high yield corporate bonds also contributed to relative performance.

The Fund’s sector allocation related to the sovereign issues of both developed countries and emerging markets detracted from relative performance, as sovereign debt outperformed the broad fixed income market.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Funds as of December 31, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

2

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by,

banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Bloomberg Barclays U.S. Universal Index and the Bloomberg Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

	Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Years	Life of Class
Class VC2	4.26%	3.03%	4.30%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.

2 The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/16 – 12/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/16 -
	7/1/16	12/31/16	12/31/16
Class VC
Actual	$1,000.00	$ 987.30	$3.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.92	$3.25

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2016

Sector*	%**
Auto	0.61%
Basic Industry	0.04%
Capital Goods	0.12%
Consumer Cyclical	0.86%
Consumer Discretionary	0.36%
Consumer Services	1.96%
Consumer Staples	0.59%
Energy	3.34%
Financial Services	30.39%
Foreign Government	3.15%
Government	50.98%
Health Care	0.40%
Integrated Oils	0.69%
Materials & Processing	2.27%
Municipal	0.39%
Producer Durables	0.29%
Technology	1.07%
Telecommunications	1.13%
Transportation	0.24%
Utilities	0.99%
Repurchase Agreement	0.13%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 111.85%

ASSET-BACKED SECURITIES 23.12%

Automobiles 12.81%
American Credit Acceptance Receivables Trust 2015-1 C†	4.29%	4/12/2021	$717	$729,783
AmeriCredit Automobile Receivables Trust 2013-1 C	1.57%	1/8/2019	106	106,365
AmeriCredit Automobile Receivables Trust 2014-1 A3	0.90%	2/8/2019	65	64,675
AmeriCredit Automobile Receivables Trust 2014-1 C	2.15%	3/9/2020	402	404,359
AmeriCredit Automobile Receivables Trust 2014-2 A3	0.94%	2/8/2019	243	242,927
AmeriCredit Automobile Receivables Trust 2014-4 A3	1.27%	7/8/2019	630	629,793
AmeriCredit Automobile Receivables Trust 2015-2 C	2.40%	1/8/2021	1,977	1,994,395
AmeriCredit Automobile Receivables Trust 2015-3 A3	1.54%	3/9/2020	475	475,525
AmeriCredit Automobile Receivables Trust 2016-2 A2A	1.42%	10/8/2019	249	249,639
AmeriCredit Automobile Receivables Trust 2016-3 A3	1.46%	5/10/2021	1,140	1,134,716
AmeriCredit Automobile Receivables Trust 2016-4 A2A	1.34%	4/8/2020	438	437,865
Avis Budget Rental Car Funding AESOP LLC 2011-5A A†	3.27%	2/20/2018	134	134,241
Avis Budget Rental Car Funding AESOP LLC 2012-2A A†	2.802%	5/20/2018	957	959,458
Avis Budget Rental Car Funding AESOP LLC 2012-3A A†	2.10%	3/20/2019	525	525,673
Avis Budget Rental Car Funding AESOP LLC 2013-1A A†	1.92%	9/20/2019	1,070	1,065,045
Avis Budget Rental Car Funding AESOP LLC 2013-2A A†	2.97%	2/20/2020	535	540,811
Avis Budget Rental Car Funding AESOP LLC 2014-1A A†	2.46%	7/20/2020	592	590,940
Avis Budget Rental Car Funding AESOP LLC 2014-2A A†	2.50%	2/20/2021	758	755,471
Avis Budget Rental Car Funding AESOP LLC 2015-1A A†	2.50%	7/20/2021	970	963,460

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Avis Budget Rental Car Funding AESOP LLC 2015-2A A†	2.63%	12/20/2021	$367	$362,864
BMW Vehicle Lease Trust 2015-1 A3	1.24%	12/20/2017	731	731,225
BMW Vehicle Owner Trust 2013-A A4	1.12%	4/27/2020	119	118,655
California Republic Auto Receivables Trust 2014-3 B	2.66%	8/17/2020	376	378,298
California Republic Auto Receivables Trust 2015-2 A4	1.75%	1/15/2021	525	525,136
California Republic Auto Receivables Trust 2015-2 B	2.53%	6/15/2021	908	900,493
California Republic Auto Receivables Trust 2015-3 B	2.70%	9/15/2021	120	120,157
California Republic Auto Receivables Trust 2016-1 A2	1.50%	12/17/2018	556	556,881
California Republic Auto Receivables Trust 2016-1 A4	2.24%	10/15/2021	1,633	1,642,677
California Republic Auto Receivables Trust 2016-2 A3	1.56%	7/15/2020	183	182,745
California Republic Auto Receivables Trust 2016-2 A4	1.83%	12/15/2021	240	238,655
Capital Auto Receivables Asset Trust 2014-3 B†	2.35%	7/22/2019	938	945,471
Capital Auto Receivables Asset Trust 2015-1 A3	1.61%	6/20/2019	680	681,489
Capital Auto Receivables Asset Trust 2015-2 A1A	0.99%	10/20/2017	61	61,197
Capital Auto Receivables Asset Trust 2015-2 A2	1.39%	9/20/2018	485	485,320
Capital Auto Receivables Asset Trust 2016-2 A3	1.46%	6/22/2020	368	366,936
Capital Auto Receivables Asset Trust 2016-2 A4	1.63%	1/20/2021	193	191,172
CarMax Auto Owner Trust 2014-1 A4	1.32%	7/15/2019	331	331,037
CarMax Auto Owner Trust 2015-2 A2A	0.82%	6/15/2018	27	27,110
CarMax Auto Owner Trust 2015-2 A3	1.37%	3/16/2020	201	201,091
CarMax Auto Owner Trust 2015-4 A3	1.56%	11/16/2020	382	382,263
CarMax Auto Owner Trust 2016-1 A2A	1.30%	4/15/2019	448	447,741
CarMax Auto Owner Trust 2016-3 A2	1.17%	8/15/2019	738	737,654
CarMax Auto Owner Trust 2016-3 A3	1.39%	5/17/2021	553	550,030
CarMax Auto Owner Trust 2016-3 A4	1.60%	1/18/2022	549	541,852
CarMax Auto Owner Trust 2016-4 A2	1.21%	11/15/2019	374	373,334
CarMax Auto Owner Trust 2016-4 A3	1.40%	8/15/2021	173	171,236
CarMax Auto Owner Trust 2016-4 A4	1.60%	6/15/2022	223	219,168
Chesapeake Funding II LLC 2016-2A A1†	1.88%	6/15/2028	811	809,194
Chrysler Capital Auto Receivables Trust 2014-BA A3†	1.27%	5/15/2019	276	275,747

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Chrysler Capital Auto Receivables Trust 2014-BA D†	3.44%	8/16/2021	$367	$371,790
Chrysler Capital Auto Receivables Trust 2016-AA A2†	1.47%	4/15/2019	354	354,294
Chrysler Capital Auto Receivables Trust 2016-AA B†	2.88%	2/15/2022	195	197,279
Chrysler Capital Auto Receivables Trust 2016-AA C†	3.25%	6/15/2022	134	133,713
CPS Auto Receivables Trust 2016-B D†	6.58%	3/15/2022	250	261,714
Drive Auto Receivables Trust 2015-AA B†	2.28%	6/17/2019	151	151,052
Drive Auto Receivables Trust 2015-AA C†	3.06%	5/17/2021	242	244,433
Drive Auto Receivables Trust 2015-BA B†	2.12%	6/17/2019	141	141,139
Drive Auto Receivables Trust 2015-CA B†	2.23%	9/16/2019	123	122,987
Drive Auto Receivables Trust 2015-DA C†	3.38%	11/15/2021	585	594,756
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	607	623,594
Drive Auto Receivables Trust 2016-BA A2†	1.38%	8/15/2018	404	403,896
Drive Auto Receivables Trust 2016-BA A3†	1.67%	7/15/2019	809	809,770
Drive Auto Receivables Trust 2016-CA B†	2.37%	11/16/2020	284	283,429
Drive Auto Receivables Trust 2016-CA C†	3.02%	11/15/2021	756	756,909
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	180	178,836
First Investors Auto Owner Trust 2013-2A D†	3.58%	6/15/2020	261	262,257
First Investors Auto Owner Trust 2015-2A A1†	1.59%	12/16/2019	424	423,903
First Investors Auto Owner Trust 2016-2A A1†	1.53%	11/16/2020	514	513,854
Ford Credit Auto Owner Trust 2013-D A3	0.67%	4/15/2018	29	29,188
Ford Credit Auto Owner Trust 2014-C A3	1.06%	5/15/2019	573	572,270
Ford Credit Auto Owner Trust 2016-B A2A	1.08%	3/15/2019	866	865,845
Ford Credit Auto Owner Trust 2016-C A2A	1.04%	9/15/2019	752	750,504
Ford Credit Auto Owner Trust 2016-C B	1.73%	3/15/2022	356	351,647
Ford Credit Auto Owner Trust 2016-C C	1.93%	4/15/2023	224	220,342
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%	1/22/2018	109	108,887
Harley-Davidson Motorcycle Trust 2015-2 A4	1.66%	12/15/2022	299	299,825
Honda Auto Receivables Owner Trust 2014-4 A3	0.99%	9/17/2018	530	530,089
Honda Auto Receivables Owner Trust 2015-1 A3	1.05%	10/15/2018	613	612,255
Honda Auto Receivables Owner Trust 2016-4 A2	1.04%	4/18/2019	729	727,385
Huntington Auto Trust 2016-1 A3	1.59%	11/16/2020	863	861,590
Hyundai Auto Receivables Trust 2013-B A4	1.01%	2/15/2019	116	115,936
M&T Bank Auto Receivables Trust 2013-1A A4†	1.57%	8/15/2018	442	442,676
Mercedes-Benz Auto Lease Trust 2016-A A2A	1.34%	7/16/2018	840	840,529

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Mercedes-Benz Auto Receivables Trust 2016-1 A2A	1.11%		3/15/2019	$1,425	$1,424,766
NextGear Floorplan Master Owner Trust 2016-1A A2†	2.74%		4/15/2021	657	660,914
Porsche Financial Auto Securitization Trust 2014-1 A4†	1.14%		12/23/2021	1,228	1,227,932
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%		11/20/2017	59	58,867
Santander Drive Auto Receivables Trust 2014-2 C	2.33%		11/15/2019	375	376,936
Santander Drive Auto Receivables Trust 2014-3 C	2.13%		8/17/2020	2,302	2,310,726
Santander Drive Auto Receivables Trust 2014-4 B	1.82%		5/15/2019	293	293,401
Santander Drive Auto Receivables Trust 2014-4 C	2.60%		11/16/2020	638	643,280
Santander Drive Auto Receivables Trust 2015-1 C	2.57%		4/15/2021	1,924	1,941,577
Santander Drive Auto Receivables Trust 2015-5 A3	1.58%		9/16/2019	457	457,539
Santander Drive Auto Receivables Trust 2016-2 A2A	1.38%		7/15/2019	323	323,637
Santander Drive Auto Receivables Trust 2016-2 B	2.08%		2/16/2021	190	190,220
Santander Drive Auto Receivables Trust 2016-3 A2	1.34%		11/15/2019	483	483,179
Santander Drive Auto Receivables Trust 2016-3 B	1.89%		6/15/2021	264	262,681
SunTrust Auto Receivables Trust 2015-1A A2†	0.99%		6/15/2018	118	117,764
SunTrust Auto Receivables Trust 2015-1A A3†	1.42%		9/16/2019	2,091	2,091,022
SunTrust Auto Receivables Trust 2015-1A D†	3.24%		1/16/2023	754	736,780
TCF Auto Receivables Owner Trust 2015-1A A3†	1.49%		12/16/2019	1,117	1,117,709
TCF Auto Receivables Owner Trust 2015-1A B†	2.49%		4/15/2021	791	796,555
TCF Auto Receivables Owner Trust 2016-PT1A B†	2.92%		10/17/2022	443	441,497
Toyota Auto Receivables Owner Trust 2016-B A2A	1.02%		10/15/2018	563	562,714
Wheels SPV 2 LLC 2016-1A A2†	1.59%		5/20/2025	868	864,473
World Omni Automobile Lease Securitization Trust 2014-A A3	1.16%		9/15/2017	177	176,690
Total					57,281,401

Credit Cards 2.59%
Capital One Multi-Asset Execution Trust 2014-A1	1.08%	#	11/15/2019	1,771	1,771,018
Capital One Multi-Asset Execution Trust 2014-A2	1.26%		1/15/2020	424	424,245
Capital One Multi-Asset Execution Trust 2015-A1	1.39%		1/15/2021	370	369,918
Capital One Multi-Asset Execution Trust 2016-A1	1.154%	#	2/15/2022	1,335	1,341,063
Chase Issuance Trust 2014-A1	1.15%		1/15/2019	1,940	1,940,022
Chase Issuance Trust 2014-A6	1.26%		7/15/2019	800	800,561
Chase Issuance Trust 2015-A2	1.59%		2/18/2020	279	279,848
Citibank Credit Card Issuance Trust 2014-A2	1.02%		2/22/2019	1,699	1,698,972
Discover Card Execution Note Trust 2014-A3	1.22%		10/15/2019	2,440	2,440,949
Synchrony Credit Card Master Note Trust 2016-2 B	2.55%		5/15/2024	504	513,608
Total					11,580,204

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Home Equity 0.08%
Asset Backed Securities Corp. Home Equity Loan
Trust Series NC 2006-HE4 A5	0.916%	#	5/25/2036	$33	$31,832
Meritage Mortgage Loan Trust 2004-2 M3	1.731%	#	1/25/2035	290	278,182
New Century Home Equity Loan Trust 2005-A A6	4.884%		8/25/2035	50	50,412
Total					360,426

Other 7.64%
Ally Master Owner Trust 2012-4 A	1.72%		7/15/2019	821	823,103
Ally Master Owner Trust 2012-5 A	1.54%		9/15/2019	1,129	1,130,774
Ally Master Owner Trust 2014-4 A2	1.43%		6/17/2019	1,402	1,402,964
Ally Master Owner Trust 2014-5 A2	1.60%		10/15/2019	1,114	1,115,912
Apollo Credit Funding IV Ltd. 4A A1†	2.35%	#	4/15/2027	1,000	1,003,008
Ascentium Equipment Receivables Trust 2016-2A A2†	1.46%		4/10/2019	276	275,487
Ascentium Equipment Receivables Trust 2016-2A A3†	1.65%		5/10/2022	283	280,563
Ascentium Equipment Receivables Trust 2016-2A B†	2.50%		9/12/2022	182	179,363
Ballyrock CLO Ltd. 2016-1A A†	2.406%	#	10/15/2028	1,100	1,102,330
BlueMountain CLO Ltd. 2014-4A A1R†	2.232%	#	11/30/2026	1,000	999,942
Carlyle Global Market Strategies CLO Ltd. 2013-2A A1†	2.032%	#	4/18/2025	400	400,160
Carlyle Global Market Strategies CLO Ltd. 2013-4A A2R†	2.40%	#	10/15/2025	350	350,571
Carlyle Global Market Strategies CLO Ltd. 2015-2A A1†	2.356%	#	4/27/2027	850	851,321
Cent CLO Ltd. 2013-19A A1A†	2.217%	#	10/29/2025	850	850,514
CIFC Funding II Ltd. 2014-2A A1L†	2.41%	#	5/24/2026	250	250,650
CNH Equipment Trust 2014-C A3	1.05%		11/15/2019	231	230,644
CNH Equipment Trust 2015-B A4	1.89%		4/15/2022	373	373,802
Dell Equipment Finance Trust 2015-2 A3†	1.72%		9/22/2020	259	259,592
Dell Equipment Finance Trust 2016-1 A3†	1.65%		7/22/2021	100	99,965
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	160	159,164
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028	220	218,223
DRB Prime Student Loan Trust 2015-D A2†	3.20%		1/25/2040	983	977,531
Engs Commercial Finance Trust 2015-1A A2†	2.31%		10/22/2021	877	876,444
Ford Credit Floorplan Master Owner Trust 2012-2 A	1.92%		1/15/2019	750	750,206
Ford Credit Floorplan Master Owner Trust 2014-1 A1	1.20%		2/15/2019	720	720,052

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Fortress Credit BSL II Ltd. 2013-2A A1F†	2.378%	#	10/19/2025	$200	$200,210
Fortress Credit BSL Ltd. 2013-1A A†	2.058%	#	1/19/2025	900	900,485
GMF Floorplan Owner Revolving Trust 2015-1 B†	1.97%		5/15/2020	394	393,119
Hempstead CLO LP 2013-1A A1†	2.38%	#	1/15/2026	1,000	1,001,223
Jackson Mill CLO Ltd. 2015-1A A†	2.42%	#	4/15/2027	350	350,415
JFIN Revolver CLO Ltd. 2015-4A A†	2.032%	#	4/22/2020	791	792,208
John Deere Owner Trust 2014-A A3	0.92%		4/16/2018	115	114,646
KKR CLO Ltd. 11-A†	2.40%	#	4/15/2027	1,250	1,251,224
Leaf Receivables Funding 10 LLC 2015-1 A4†	2.03%		8/17/2020	535	535,262
Macquarie Equipment Funding Trust 2014-A A3†	1.23%		7/20/2021	485	484,317
Marathon CLO IV Ltd. 2012-4A A1†	2.301%	#	5/20/2023	430	430,323
NCF Dealer Floorplan Master Trust 2016-1A B†	6.062%	#	3/21/2022	178	174,481
NCF Dealer Floorplan Master Trust 2016-1A C†	9.062%	#	3/21/2022	698	702,920
Nissan Master Owner Trust Receivables 2016-A A2	1.54%		6/15/2021	321	319,143
Oaktree CLO Ltd. 2014-2A A1A†	2.411%	#	10/20/2026	1,000	999,552
Oaktree EIF I Series Ltd. 2015-A1 B†	3.482%	#	10/18/2027	900	904,412
Octagon Investment Partners XIX Ltd. 2014-1A A†	2.40%	#	4/15/2026	500	500,853
OneMain Financial Issuance Trust 2016-1A A†	3.66%		2/20/2029	315	318,680
OZLM Funding Ltd. 2012-1A A1R†	2.402%	#	7/22/2027	1,400	1,399,001
OZLM Funding Ltd. 2012-1A A2R†	3.232%	#	7/22/2027	750	751,261
OZLM VII Ltd. 2014-7A A1B†	2.37%	#	7/17/2026	1,000	1,000,679
OZLM VIII Ltd. 2014-8A A1A†	2.32%	#	10/17/2026	410	409,586
PFS Financing Corp. 2016-BA A†	1.87%		10/15/2021	237	234,926
Sheridan Square CLO Ltd. 2013-1A A1†	1.93%	#	4/15/2025	500	499,161
SLM Private Education Loan Trust 2010-A 2A†	3.954%	#	5/16/2044	36	37,636
SLM Private Education Loan Trust 2012-A A1†	2.104%	#	8/15/2025	13	12,881
SLM Private Education Loan Trust 2012-E A1†	1.454%	#	10/16/2023	35	35,245
SLM Student Loan Trust 2011-1 A1	1.276%	#	3/25/2026	27	27,109
Sound Point CLO IV Ltd. 2013-3A A†	2.251%	#	1/21/2026	2,000	1,997,674
Tryon Park CLO Ltd. 2013-1A A1†	2.00%	#	7/15/2025	800	798,615
Venture XVIII CLO Ltd. 2014-18A A†	2.33%	#	10/15/2026	500	500,603
Wells Fargo Dealer Floorplan Master Note Trust 2012-2 A	1.489%	#	4/22/2019	337	337,410
Westchester CLO Ltd. 2007-1A A1A†	1.111%	#	8/1/2022	54	53,779
Total					34,151,324
Total Asset-Backed Securities (cost $103,338,495)					103,373,355

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
CORPORATE BONDS 24.03%

Aerospace/Defense 0.00%
Embraer SA (Brazil)(a)	5.15%		6/15/2022	$10	$10,432

Air Transportation 0.06%
Air Canada (Canada)†(a)	7.75%		4/15/2021	70	78,575
American Airlines 2013-2 Class B Pass-Through Trust†	5.60%		1/15/2022	188	194,957
Total					273,532

Auto Parts: Original Equipment 0.12%
International Automotive Components Group SA (Luxembourg)†(a)	9.125%		6/1/2018	280	274,400
MPG Holdco I, Inc.	7.375%		10/15/2022	253	265,650
Total					540,050

Automotive 0.56%
Ford Motor Co.	6.375%		2/1/2029	57	65,159
Ford Motor Co.	7.45%		7/16/2031	626	787,527
General Motors Co.	6.60%		4/1/2036	1,439	1,649,418
Total					2,502,104

Banks: Regional 4.47%
Banco de Bogota SA (Colombia)†(a)	6.25%		5/12/2026	400	409,000
Banco de Credito e Inversiones (Chile)†(a)	4.00%		2/11/2023	400	408,788
Bank of America Corp.	3.95%		4/21/2025	400	398,894
Bank of America Corp.	4.20%		8/26/2024	728	742,823
Bank of America Corp.	4.25%		10/22/2026	314	318,435
Bank of America Corp.	4.45%		3/3/2026	315	325,229
BBVA Banco Continental SA (Peru)†(a)	5.25%	#	9/22/2029	200	206,000
Citigroup, Inc.	4.45%		9/29/2027	89	90,602
Citigroup, Inc.	4.60%		3/9/2026	359	371,750
Citigroup, Inc.	5.50%		9/13/2025	1,389	1,529,189
Goldman Sachs Group, Inc. (The)	6.25%		2/1/2041	338	420,401
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037	1,123	1,390,937
Intesa Sanpaolo SpA (Italy)†(a)	5.71%		1/15/2026	523	499,951
JPMorgan Chase & Co.	2.112%	#	10/24/2023	1,147	1,170,987
JPMorgan Chase & Co.	3.90%		7/15/2025	559	575,416
JPMorgan Chase & Co.	4.25%		10/1/2027	627	645,584
Lloyds Banking Group plc (United Kingdom)(a)	4.582%		12/10/2025	743	747,950
Morgan Stanley	3.125%		7/27/2026	482	461,431

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Morgan Stanley	3.875%		1/27/2026	$366	$370,401
Morgan Stanley	4.00%		7/23/2025	770	790,688
Morgan Stanley	7.25%		4/1/2032	84	114,101
Santander UK Group Holdings plc (United Kingdom)†(a)	4.75%		9/15/2025	545	535,163
Santander UK plc (United Kingdom)(a)	7.95%		10/26/2029	862	1,013,193
Toronto-Dominion Bank (The) (Canada)(a)	3.625%	#	9/15/2031	309	302,351
Turkiye Garanti Bankasi AS (Turkey)†(a)	6.25%		4/20/2021	200	203,816
UBS Group Funding Jersey Ltd. (Jersey)†(a)	4.125%		4/15/2026	1,931	1,978,674
Wells Fargo & Co.	3.00%		10/23/2026	914	871,585
Wells Fargo & Co.	4.10%		6/3/2026	673	682,671
Wells Fargo Bank NA	5.85%		2/1/2037	880	1,038,497
Wells Fargo Bank NA	6.60%		1/15/2038	437	556,924
Westpac Banking Corp. (Australia)(a)	4.322%	#	11/23/2031	812	816,213
Total					19,987,644

Beverages 0.49%
Anheuser-Busch InBev Finance, Inc.	4.70%		2/1/2036	1,264	1,333,721
Becle SA de CV (Mexico)†(a)	3.75%		5/13/2025	350	334,147
Central American Bottling Corp. (Guatemala)†(a)	6.75%		2/9/2022	205	210,125
Corporacion Lindley SA (Peru)†(a)	4.625%		4/12/2023	27	27,675
Fomento Economico Mexicano SAB de CV (Mexico)(a)	4.375%		5/10/2043	300	286,174
Total					2,191,842

Building Materials 0.32%
Standard Industries, Inc.†	5.50%		2/15/2023	272	282,907
Standard Industries, Inc.†	6.00%		10/15/2025	1,086	1,148,445
Total					1,431,352

Business Services 0.02%
Brand Energy & Infrastructure Services, Inc.†	8.50%		12/1/2021	91	93,503

Chemicals 0.62%
Blue Cube Spinco, Inc.	10.00%		10/15/2025	1,143	1,385,887
Chemours Co. (The)	7.00%		5/15/2025	269	266,310
Equate Petrochemical BV (Netherlands)†(a)	4.25%		11/3/2026	700	670,278
GCP Applied Technologies, Inc.†	9.50%		2/1/2023	94	108,100
Mexichem SAB de CV (Mexico)†(a)	4.875%		9/19/2022	205	214,225
Valvoline, Inc.†	5.50%		7/15/2024	116	120,350
Total					2,765,150

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Computer Hardware 0.31%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	6.02%	6/15/2026	$563	$610,981
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	7.125%	6/15/2024	294	326,576
Diamond 1 Finance Corp./Diamond 2 Finance Corp.†	8.10%	7/15/2036	392	467,533
Total				1,405,090

Computer Software 0.03%
Camelot Finance SA (Luxembourg)†(a)	7.875%	10/15/2024	141	146,288

Containers 0.05%
Coveris Holdings SA (Luxembourg)†(a)	7.875%	11/1/2019	200	199,500

Drugs 0.32%
Forest Laboratories LLC†	5.00%	12/15/2021	790	855,032
Mylan N.V.†	3.95%	6/15/2026	625	586,037
Total				1,441,069

Electric: Power 0.92%
AES Gener SA (Chile)†(a)	5.00%	7/14/2025	400	397,758
Appalachian Power Co.	7.00%	4/1/2038	529	699,775
Berkshire Hathaway Energy Co.	6.50%	9/15/2037	560	731,231
Dominion Resources, Inc.	7.00%	6/15/2038	266	340,765
Exelon Generation Co. LLC	5.60%	6/15/2042	390	362,259
Exelon Generation Co. LLC	6.25%	10/1/2039	692	698,863
Massachusetts Electric Co.†	4.004%	8/15/2046	475	457,215
Origin Energy Finance Ltd. (Australia)†(a)	3.50%	10/9/2018	375	379,575
Red Oak Power LLC	8.54%	11/30/2019	52	52,368
Total				4,119,809

Electrical Equipment 0.13%
QUALCOMM, Inc.	4.65%	5/20/2035	567	600,490

Engineering & Contracting Services 0.25%
China Railway Resources Huitung Ltd. (Hong Kong)(a)	3.85%	2/5/2023	900	911,608
Mexico City Airport Trust (Mexico)†(a)	4.25%	10/31/2026	200	196,500
Total				1,108,108

Entertainment 0.35%
AMC Entertainment Holdings, Inc.	5.75%	6/15/2025	448	460,320
CCM Merger, Inc.†	9.125%	5/1/2019	188	195,678
Eldorado Resorts, Inc.	7.00%	8/1/2023	100	106,500

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Entertainment (continued)
Mohegan Tribal Gaming Authority†	7.875%	10/15/2024	$409	$418,714
Seminole Tribe of Florida, Inc.†	6.535%	10/1/2020	390	393,900
Total				1,575,112

Financial Services 1.05%
Affiliated Managers Group, Inc.	3.50%	8/1/2025	125	118,158
Affiliated Managers Group, Inc.	4.25%	2/15/2024	248	249,675
International Lease Finance Corp.	5.875%	4/1/2019	1,398	1,488,143
Nationstar Mortgage LLC/Nationstar Capital Corp.	7.875%	10/1/2020	386	401,440
Navient Corp.	6.625%	7/26/2021	182	192,920
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022	749	775,215
OM Asset Management plc (United Kingdom)(a)	4.80%	7/27/2026	489	464,184
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	868	982,368
Total				4,672,103

Food 0.18%
Arcor SAIC (Argentina)†(a)	6.00%	7/6/2023	297	310,365
Gruma SAB de CV (Mexico)†(a)	4.875%	12/1/2024	200	209,600
Kraft Heinz Foods Co.	6.875%	1/26/2039	217	273,481
Total				793,446

Health Care Services 0.12%
Acadia Healthcare Co., Inc.	5.625%	2/15/2023	274	275,370
Acadia Healthcare Co., Inc.	6.50%	3/1/2024	60	61,500
MPH Acquisition Holdings LLC†	7.125%	6/1/2024	97	102,345
Surgical Care Affiliates, Inc.†	6.00%	4/1/2023	91	94,412
Total				533,627

Household Equipment/Products 0.14%
Central Garden & Pet Co.	6.125%	11/15/2023	513	543,780
Kimberly-Clark de Mexico SAB de CV (Mexico)†(a)	3.80%	4/8/2024	100	98,976
Total				642,756

Insurance 0.39%
Lincoln National Corp.	6.30%	10/9/2037	100	118,506
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	945	1,024,653
Willis North America, Inc.	7.00%	9/29/2019	524	583,364
Total				1,726,523

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Leisure 0.36%
Carlson Travel, Inc.†	6.75%	12/15/2023	$236	$246,030
Carnival plc (United Kingdom)(a)	7.875%	6/1/2027	277	351,101
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	870	1,030,950
Total				1,628,081

Lodging 0.19%
Caesar’s Entertainment Resort Properties LLC/Caesar’s Entertainment Resort Properties Finance, Inc.	11.00%	10/1/2021	526	577,285
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	269	269,672
Total				846,957

Machinery: Agricultural 0.02%
Reynolds American, Inc.	8.125%	5/1/2040	78	104,464

Machinery: Industrial/Specialty 0.07%
SPX FLOW, Inc.†	5.625%	8/15/2024	300	303,000

Manufacturing 0.24%
Gates Global LLC/Gates Global Co.†	6.00%	7/15/2022	537	527,871
Trinity Industries, Inc.	4.55%	10/1/2024	559	538,333
Total				1,066,204

Media 2.19%
21st Century Fox America, Inc.	6.20%	12/15/2034	106	124,881
21st Century Fox America, Inc.	6.90%	8/15/2039	753	948,567
Block Communications, Inc.†	7.25%	2/1/2020	195	198,413
Cablevision Systems Corp.	5.875%	9/15/2022	453	442,808
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.75%	2/15/2026	278	288,425
Comcast Corp.	6.95%	8/15/2037	489	668,190
Cox Communications, Inc.†	8.375%	3/1/2039	716	895,426
CSC Holdings LLC†	10.875%	10/15/2025	206	245,655
Discovery Communications LLC	6.35%	6/1/2040	583	621,016
DISH DBS Corp.	7.75%	7/1/2026	397	448,610
Globo Comunicacao e Participacoes SA (Brazil)†(a)	4.875%	4/11/2022	800	802,240
Grupo Televisa SAB (Mexico)(a)	6.625%	1/15/2040	335	353,155
Myriad International Holdings BV (Netherlands)†(a)	5.50%	7/21/2025	350	353,703
SFR Group SA (France)†(a)	6.00%	5/15/2022	500	515,000
Time Warner Cable, Inc.	7.30%	7/1/2038	1,032	1,273,271
Time Warner Entertainment Co. LP	8.375%	7/15/2033	320	420,307

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media (continued)
Univision Communications, Inc.†	5.125%	2/15/2025	$24	$23,040
Viacom, Inc.	4.85%	12/15/2034	44	39,337
Viacom, Inc.	6.875%	4/30/2036	553	604,680
VTR Finance BV (Netherlands)†(a)	6.875%	1/15/2024	507	524,745
Total				9,791,469

Metal Fabricating 0.04%
Grinding Media, Inc./MC Grinding Media Canada, Inc.†	7.375%	12/15/2023	180	189,558

Metals & Minerals: Miscellaneous 1.32%
Aleris International, Inc.†	9.50%	4/1/2021	160	172,400
Barrick Gold Corp. (Canada)(a)	4.10%	5/1/2023	91	93,481
Barrick International Barbados Corp. (Barbados)†(a)	6.35%	10/15/2036	158	164,385
Coeur Mining, Inc.	7.875%	2/1/2021	108	112,590
Corp. Nacional del Cobre de Chile (Chile)†(a)	4.50%	9/16/2025	1,200	1,221,233
Freeport-McMoRan, Inc.	3.875%	3/15/2023	490	452,025
Glencore Finance Canada Ltd. (Canada)†(a)	6.00%	11/15/2041	648	643,574
Glencore Funding LLC†	4.625%	4/29/2024	88	90,310
Goldcorp, Inc. (Canada)(a)	5.45%	6/9/2044	427	420,310
HudBay Minerals, Inc. (Canada)†(a)	7.25%	1/15/2023	72	74,700
HudBay Minerals, Inc. (Canada)†(a)	7.625%	1/15/2025	107	111,481
MMC Norilsk Nickel OJSC via MMC Finance DAC (Ireland)†(a)	6.625%	10/14/2022	440	491,480
New Gold, Inc. (Canada)†(a)	6.25%	11/15/2022	820	844,600
Teck Resources Ltd. (Canada)(a)	4.75%	1/15/2022	986	993,395
Total				5,885,964

Natural Gas 0.17%
Dominion Gas Holdings LLC	4.60%	12/15/2044	776	775,117

Oil 1.92%
Afren plc (United Kingdom)†(a)(b)	6.625%	12/9/2020	244	1,269
Delek & Avner Tamar Bond Ltd. (Israel)†(a)	5.412%	12/30/2025	137	138,713
Eni SpA (Italy)†(a)	5.70%	10/1/2040	1,650	1,639,783
EP Energy LLC/Everest Acquisition Finance, Inc.†	8.00%	11/29/2024	761	821,652
Gazprom OAO via Gaz Capital SA (Luxembourg)†(a)	4.95%	2/6/2028	200	197,176
Helmerich & Payne International Drilling Co.	4.65%	3/15/2025	150	155,248
Kerr-McGee Corp.	7.125%	10/15/2027	36	41,214
Kerr-McGee Corp.	7.875%	9/15/2031	528	677,710
LUKOIL International Finance BV (Netherlands)†(a)	4.563%	4/24/2023	450	455,215

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
LUKOIL International Finance BV (Netherlands)†(a)	6.656%		6/7/2022	$100	$111,604
MEG Energy Corp. (Canada)†(a)	6.375%		1/30/2023	14	12,530
MEG Energy Corp. (Canada)†(a)	7.00%		3/31/2024	450	409,500
Murphy Oil Corp.	6.875%		8/15/2024	92	98,210
Noble Holding International Ltd.	7.75%		1/15/2024	676	637,536
Petrobras Global Finance BV (Netherlands)(a)	4.375%		5/20/2023	358	313,680
Petroleos Mexicanos (Mexico)(a)	4.50%		1/23/2026	680	621,180
Precision Drilling Corp. (Canada)†(a)	7.75%		12/15/2023	196	207,760
Shell International Finance BV (Netherlands)(a)	6.375%		12/15/2038	161	208,029
Sinopec Group Overseas Development Ltd.†	4.375%		10/17/2023	364	381,442
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(a)	4.00%		8/15/2026	500	471,187
Valero Energy Corp.	10.50%		3/15/2039	327	501,467
YPF SA (Argentina)†(a)	8.50%		7/28/2025	481	488,936
Total					8,591,041

Oil: Crude Producers 1.65%
Enbridge Energy Partners LP	9.875%		3/1/2019	707	803,931
Energy Transfer Partners LP	7.50%		7/1/2038	897	1,043,004
GNL Quintero SA (Chile)†(a)	4.634%		7/31/2029	200	197,500
Gulfstream Natural Gas System LLC†	4.60%		9/15/2025	370	384,011
IFM US Colonial Pipeline 2 LLC†	6.45%		5/1/2021	370	403,234
Kinder Morgan Energy Partners LP	7.40%		3/15/2031	57	67,597
Kinder Morgan, Inc.	7.75%		1/15/2032	1,383	1,698,822
Kinder Morgan, Inc.	7.80%		8/1/2031	157	194,551
Regency Energy Partners LP/Regency Energy Finance Corp.	5.00%		10/1/2022	23	24,402
Regency Energy Partners LP/Regency Energy Finance Corp.	5.875%		3/1/2022	137	150,870
Ruby Pipeline LLC†	6.00%		4/1/2022	899	923,770
Tennessee Gas Pipeline Co. LLC	8.375%		6/15/2032	67	83,695
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	5.25%		1/15/2025	185	189,625
Transportadora de Gas Internacional SA ESP (Colombia)†(a)	5.70%		3/20/2022	200	207,000
Williams Cos., Inc. (The)	8.75%		3/15/2032	811	983,337
Total					7,355,349

Oil: Integrated Domestic 0.77%
FTS International, Inc.†	8.463%	#	6/15/2020	586	586,732
Halliburton Co.	6.70%		9/15/2038	114	142,501

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Integrated Domestic (continued)
Halliburton Co.	7.45%	9/15/2039	$227	$305,870
National Oilwell Varco, Inc.	2.60%	12/1/2022	275	255,196
Oceaneering International, Inc.	4.65%	11/15/2024	451	445,571
Transocean Proteus Ltd.†	6.25%	12/1/2024	401	406,766
Trinidad Drilling Ltd. (Canada)†(a)	7.875%	1/15/2019	501	502,252
Weatherford International Ltd.	9.875%	3/1/2039	795	791,025
Total				3,435,913

Real Estate Investment Trusts 1.27%
Communications Sales & Leasing, Inc./CSL Capital LLC	8.25%	10/15/2023	620	660,300
EPR Properties	4.75%	12/15/2026	665	659,794
EPR Properties	5.25%	7/15/2023	1,150	1,196,839
Equinix, Inc.	5.875%	1/15/2026	207	218,385
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.†	5.625%	5/1/2024	224	235,200
Omega Healthcare Investors, Inc.	4.95%	4/1/2024	127	128,875
Omega Healthcare Investors, Inc.	5.875%	3/15/2024	639	659,229
VEREIT Operating Partnership LP	3.00%	2/6/2019	1,919	1,919,000
Total				5,677,622

Retail 0.36%
New Albertson’s, Inc.	7.45%	8/1/2029	198	188,100
PetSmart, Inc.†	7.125%	3/15/2023	367	375,258
PVH Corp.	7.75%	11/15/2023	561	654,967
Tops Holding LLC/Top Markets II Corp.†	8.00%	6/15/2022	470	406,550
Total				1,624,875

Retail: Specialty 0.04%
Revlon Consumer Products Corp.	6.25%	8/1/2024	186	191,115

Technology 0.85%
Alibaba Group Holding Ltd. (China)(a)	3.60%	11/28/2024	965	957,092
Amazon.com, Inc.	4.80%	12/5/2034	1,388	1,532,323
Baidu, Inc. (China)(a)	3.50%	11/28/2022	200	200,895
Netflix, Inc.†	4.375%	11/15/2026	605	587,606
Tencent Holdings Ltd. (China)†(a)	3.375%	5/2/2019	510	521,804
Total				3,799,720

Telecommunications 1.27%
AT&T, Inc.	6.00%	8/15/2040	1,281	1,412,545
AT&T, Inc.	6.50%	9/1/2037	803	947,232

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Telecommunications (continued)
Digicel Group Ltd. (Jamaica)†(a)	7.125%	4/1/2022	$400	$312,296
Digicel Ltd. (Jamaica)†(a)	6.75%	3/1/2023	200	181,326
Frontier Communications Corp.	11.00%	9/15/2025	53	54,921
GTH Finance BV (Netherlands)†(a)	7.25%	4/26/2023	200	215,146
Millicom International Cellular SA (Luxembourg)†(a)	4.75%	5/22/2020	200	203,250
MTN Mauritius Investment Ltd. (Mauritius)†(a)	4.755%	11/11/2024	200	184,240
Ooredoo International Finance Ltd.†	3.75%	6/22/2026	300	294,324
Sprint Corp.	7.125%	6/15/2024	745	769,213
T-Mobile USA, Inc.	6.542%	4/28/2020	440	453,750
Verizon Communications, Inc.	5.05%	3/15/2034	350	369,622
Verizon Communications, Inc.	6.40%	9/15/2033	232	280,671
Total				5,678,536

Transportation: Miscellaneous 0.21%
Autoridad del Canal de Panama (Panama)†(a)	4.95%	7/29/2035	200	212,000
Florida East Coast Holdings Corp.†	6.75%	5/1/2019	496	514,600
XPO Logistics, Inc.†	6.125%	9/1/2023	180	188,775
Total				915,375

Utilities 0.19%
Aquarion Co.†	4.00%	8/15/2024	824	824,302
Total Corporate Bonds (cost $107,246,871)				107,444,192

FOREIGN GOVERNMENT OBLIGATIONS 3.62%

Argentina 0.14%
Provincia de Mendoza†(a)	8.375%	5/19/2024	400	413,000
Republic of Argentina(a)	8.28%	12/31/2033	206	221,042
Total				634,042

Bahamas 0.07%
Commonwealth of Bahamas†(a)	6.95%	11/20/2029	300	325,737

Bermuda 0.09%
Government of Bermuda†	3.717%	1/25/2027	430	408,500

Brazil 0.16%
Federal Republic of Brazil(a)	4.25%	1/7/2025	600	561,750
Federal Republic of Brazil(a)	5.00%	1/27/2045	200	163,240
Total				724,990

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Chile 0.37%
Republic of Chile(a)	3.125%	3/27/2025	$356	$353,473
Republic of Chile(a)	3.125%	1/21/2026	1,300	1,283,750
Total				1,637,223

Dominican Republic 0.05%
Dominican Republic†(a)	6.85%	1/27/2045	250	237,430

Ethiopia 0.04%
Republic of Ethiopia†(a)	6.625%	12/11/2024	200	184,992

Honduras 0.12%
Honduras Government†(a)	7.50%	3/15/2024	500	536,700

Hungary 0.10%
Republic of Hungary(a)	5.375%	3/25/2024	420	459,121

Indonesia 0.36%
Perusahaan Penerbit SBSN†(a)	4.00%	11/21/2018	200	207,500
Perusahaan Penerbit SBSN†(a)	4.325%	5/28/2025	275	274,643
Republic of Indonesia†(a)	3.70%	1/8/2022	200	200,949
Republic of Indonesia†(a)	4.35%	1/8/2027	645	647,981
Republic of Indonesia†(a)	5.875%	1/15/2024	250	276,451
Total				1,607,524

Ivory Coast 0.04%
Ivory Coast Bond†(a)	6.375%	3/3/2028	200	195,875

Latvia 0.06%
Republic of Latvia†(a)	5.25%	6/16/2021	258	287,182

Lithuania 0.15%
Republic of Lithuania†(a)	7.375%	2/11/2020	592	676,212

Mexico 0.42%
United Mexican States(a)	4.00%	10/2/2023	1,864	1,873,134

Panama 0.09%
Republic of Panama(a)	4.00%	9/22/2024	200	204,500
Republic of Panama(a)	6.70%	1/26/2036	142	173,027
Total				377,527

Paraguay 0.24%
Republic of Paraguay†(a)	4.625%	1/25/2023	1,050	1,064,742

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Peru 0.14%
Republic of Peru(a)	4.125%		8/25/2027	$583	$608,506

Qatar 0.32%
State of Qatar†(a)	3.25%		6/2/2026	1,475	1,426,453

Romania 0.01%
Republic of Romania†(a)	6.125%		1/22/2044	49	57,385

Russia 0.19%
Russia Eurobonds†(a)	4.875%		9/16/2023	800	845,346

Sri Lanka 0.09%
Republic of Sri Lanka†(a)	6.25%		7/27/2021	200	203,711
Republic of Sri Lanka†(a)	6.85%		11/3/2025	200	197,406
Total					401,117

Trinidad And Tobago 0.05%
Republic of Trinidad & Tobago†(a)	4.375%		1/16/2024	200	198,890

Turkey 0.30%
Republic of Turkey(a)	3.25%		3/23/2023	220	195,479
Republic of Turkey(a)	5.625%		3/30/2021	616	633,094
Republic of Turkey(a)	5.75%		3/22/2024	510	513,383
Total					1,341,956

Uruguay 0.02%
Republic of Uruguay PIK(a)	7.875%		1/15/2033	61	77,095
Total Foreign Government Obligations (cost $16,659,930)					16,187,679

GOVERNMENT SPONSORED ENTERPRISES BONDS 4.12%
Federal Home Loan Mortgage Corp.	0.75%		4/9/2018	11,929	11,886,473
Federal Home Loan Mortgage Corp.	0.875%		3/7/2018	6,532	6,524,286
Total Government Sponsored Enterprises Bonds (cost $18,454,876)					18,410,759

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.71%
Federal Home Loan Mortgage Corp. Q001 XA IO	2.335%	#	2/25/2032	2,907	482,163
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	36	35,632
Government National Mortgage Assoc. 2015-47 AE	2.90%	#	11/16/2055	1,407	1,409,786
Government National Mortgage Assoc. 2015-48 AS	2.90%	#	2/16/2049	866	875,888
Government National Mortgage Assoc. 2015-73 AC	2.90%	#	2/16/2053	361	363,040
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $3,227,000)					3,166,509

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 19.58%
Federal Home Loan Mortgage Corp.	3.50%		2/1/2046 - 3/1/2046	$2,823	$2,901,726
Federal Home Loan Mortgage Corp.	4.00%		12/1/2044	1,234	1,311,724
Federal Home Loan Mortgage Corp.	5.00%		9/1/2019 - 6/1/2026	253	260,276
Federal National Mortgage Assoc. (c)	3.00%		TBA	32,804	32,875,832
Federal National Mortgage Assoc.	3.14%	#	3/1/2042	1,162	1,225,146
Federal National Mortgage Assoc.	3.50%		4/1/2043 - 4/1/2046	17,118	17,618,622
Federal National Mortgage Assoc.(c)	3.50%		TBA	8,290	8,497,250
Federal National Mortgage Assoc.	4.00%		10/1/2040 - 11/1/2044	4,173	4,404,647
Federal National Mortgage Assoc.(c)	4.00%		TBA	13,800	14,509,137
Federal National Mortgage Assoc.(c)	4.50%		TBA	2,250	2,420,420
Federal National Mortgage Assoc.	5.50%		11/1/2034 - 9/1/2036	1,363	1,527,093
Total Government Sponsored Enterprises Pass-Throughs (cost $89,030,702)					87,551,873

MUNICIPAL BONDS 0.34%

Miscellaneous
Municipal Elec Auth of Georgia	7.055%		4/1/2057	557	633,677
North Texas Tollway Auth	8.91%		2/1/2030	538	631,015
Pennsylvania	5.35%		5/1/2030	235	256,079
Total Municipal Bonds (cost $1,491,657)					1,520,771

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 3.02%
Banc of America Commercial Mortgage Trust 2015-UBS7 C	4.366%	#	9/15/2048	94	91,699
CGBAM Commercial Mortgage Trust 2015-SMRT B†	3.213%		4/10/2028	212	212,595
CGBAM Commercial Mortgage Trust 2015-SMRT C†	3.516%		4/10/2028	159	159,522
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	1,250	863,746
Citigroup Commercial Mortgage Trust 2016-P3 C	4.836%	#	4/15/2049	260	263,790
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#	4/15/2049	203	145,357
Citigroup Commercial Mortgage Trust 2016-P4 C	3.977%	#	7/10/2049	506	476,370
COBALT CMBS Commercial Mortgage Trust 2007-C2 AMFX	5.526%	#	4/15/2047	165	168,094
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.265%	#	8/10/2047	745	44,359

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2015-LC23 C	4.646%	#	10/10/2053	$350	$345,036
Commercial Mortgage Pass-Through Certificates 2015-LC23 D†	3.646%	#	10/10/2053	606	485,742
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.591%	#	7/10/2050	178	176,152
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.591%	#	7/10/2050	410	353,194
Commercial Mortgage Pass-Through Certificates 2016-SAVA A†	2.424%	#	10/15/2034	1,073	1,079,460
CSAIL Commercial Mortgage Trust 2015-C2 C	4.211%	#	6/15/2057	700	665,271
DBWF Mortgage Trust 2015-LCM D†	3.421%	#	6/10/2034	257	228,328
GAHR Commercial Mortgage Trust 2015-NRF DFX†	3.382%	#	12/15/2034	278	276,679
GS Mortgage Securities Trust 2014-GC26 D†	4.511%	#	11/10/2047	117	95,342
GS Mortgage Securities Trust 2015-GC32 C	4.412%	#	7/10/2048	195	193,321
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	668	669,621
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.159%	#	8/5/2034	629	591,743
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 AS	4.243%	#	4/15/2047	300	318,241
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 D†	3.926%	#	1/15/2048	112	90,233
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.31%	#	7/15/2048	157	138,749
MASTR Asset Securitization Trust 2006-3 1A3	6.00%		10/25/2036	8	7,721
MASTR Asset Securitization Trust 2006-3 1A8	6.00%		10/25/2036	18	17,356
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	20	16,868
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 XA IO	0.751%	#	7/15/2050	19,745	766,586
Motel 6 Trust 2015-MTL6 D†	4.532%		2/5/2030	1,012	1,017,718
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A2B†	4.144%	#	1/5/2043	250	249,899
Structured Asset Securities Corp. 2006-3H 1A2	5.75%		12/25/2035	12	12,175
UBS-BAMLL Trust 2012-WRM E†	4.379%	#	6/10/2030	595	560,034
UBS-Barclays Commercial Mortgage Trust 2012-C3 B†	4.365%	#	8/10/2049	200	210,633
Wells Fargo Commercial Mortgage Trust 2013-120B D†	2.71%	#	3/18/2028	44	42,597
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.296%	#	7/15/2046	364	320,288

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.136%	#	5/15/2048	$1,489	$1,121,713
Wells Fargo Commercial Mortgage Trust 2016-C35 C	4.176%	#	7/15/2048	750	711,730
Wells Fargo Commercial Mortgage Trust 2016-NXS5 E†	4.882%	#	1/15/2059	434	324,646
Total Non-Agency Commercial Mortgage-Backed Securities (cost $13,614,990)					13,512,608

U.S. TREASURY OBLIGATIONS 33.31%
U.S. Treasury Bond	2.25%		8/15/2046	18,246	15,342,332
U.S. Treasury Bond	3.00%		5/15/2045	3,493	3,446,676
U.S. Treasury Inflation Indexed Note(d)	0.625%		1/15/2026	4,883	4,928,440
U.S. Treasury Note	0.875%		10/15/2017	21,041	21,046,744
U.S. Treasury Note	1.25%		11/15/2018	6,676	6,687,216
U.S. Treasury Note	1.25%		3/31/2021	5,378	5,254,580
U.S. Treasury Note	1.25%		10/31/2021	11,576	11,226,463
U.S. Treasury Note	1.375%		6/30/2018	16,296	16,374,302
U.S. Treasury Note	1.375%		5/31/2021	2,934	2,876,065
U.S. Treasury Note	1.75%		10/31/2020	4,159	4,168,017
U.S. Treasury Note	1.75%		11/30/2021	21,300	21,143,999
U.S. Treasury Note	2.00%		12/31/2021	4,650	4,667,530
U.S. Treasury Note	2.00%		11/15/2026	10,815	10,407,112
U.S. Treasury Note	2.125%		8/15/2021	16,842	17,004,828
U.S. Treasury Note	2.625%		11/15/2020	4,247	4,390,421
Total U.S. Treasury Obligations (cost $150,391,441)					148,964,725
Total Long-Term Investments (cost $503,455,962)					$500,132,471

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2016

	Principal
	Amount	Fair
Investments	(000)	Value
SHORT-TERM INVESTMENT 0.15%

REPURCHASE AGREEMENT
Repurchase Agreement dated 12/30/2016, 0.03% due 1/3/2017 with Fixed Income Clearing Corp. collateralized by $630,000 of U.S. Treasury Inflation Indexed Note at 0.125% due 4/15/2017; value: $671,881; proceeds: $658,416 (cost $658,414)	$658	$658,414
Total Investments in Securities 112.00% (cost $504,114,376)		500,790,885
Liabilities in Excess of Other Assets(e) (12.00%)		(53,675,532)
Net Assets 100.00%		$447,115,353

IO	Interest Only.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2016.
(a)	Foreign security traded in U.S. dollars.
(b)	Defaulted (non-income producing security).
(c)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(d)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(e)	Liabilities in Excess of Other Assets include net unrealized appreciation/depreciation on futures contracts as follows:

Open Futures Contracts at December 31, 2016:
				Notional	Unrealized
Type	Expiration	Contracts	Position	Value	Appreciation
U.S. 10-Year Treasury Note	March 2017	80	Short	$(9,942,500)	$ 54,863

				Notional	Unrealized
Type	Expiration	Contracts	Position	Value	Depreciation
U.S. 5-Year Treasury Note	March 2017	236	Long	$27,768,719	$(44,674)

See Notes to Financial Statements.	27

Schedule of Investments (concluded)

December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$103,373,355	$–	$103,373,355
Corporate Bonds	–	107,444,192	–	107,444,192
Foreign Government Obligations	–	16,187,679	–	16,187,679
Government Sponsored Enterprises Bonds	–	18,410,759	–	18,410,759
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	3,166,509	–	3,166,509
Government Sponsored Enterprises Pass-Throughs	–	87,551,873	–	87,551,873
Municipal Bonds	–	1,520,771	–	1,520,771
Non-Agency Commercial Mortgage-Backed Securities	–	13,512,608	–	13,512,608
U.S. Treasury Obligations	–	148,964,725	–	148,964,725
Repurchase Agreement	–	658,414	–	658,414
Total	$–	$500,790,885	$–	$500,790,885

Other Financial Instruments
Futures Contracts
Assets	$54,863	$–	$–	$54,863
Liabilities	(44,674)	–	–	(44,674)
Total	$10,189	$–	$–	$10,189
(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2016.
Government
Sponsored Enterprises
	Asset-Back	Collateralized
Investment Type	Securities	Mortgage Obligations
Balance as of January 1, 2016	$1,252,335	$539,804
Accrued discounts/premiums	–	–
Realized gain (loss)	–	–
Change in unrealized appreciation/depreciation	–	–
Purchases	–	–
Sales	–	–
Net transfers in or out of Level 3	(1,252,335)	(539,804)
Balance as of December 31, 2016	$–	$–

28	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments in securities, at fair value (cost $504,114,376)	$500,790,885
Deposits with brokers for futures collateral	371,667
Receivables:
Investment securities sold	8,867,373
Interest	2,892,938
Capital shares sold	792,235
From advisor (See Note 3)	95,128
Variation margin	11,330
Prepaid expenses	2,542
Total assets	513,824,098
LIABILITIES:
Payables:
Investment securities purchased	65,957,218
Capital shares reacquired	221,677
Management fee	168,447
Directors’ fees	26,670
Fund administration	14,973
Accrued expenses	319,760
Total liabilities	66,708,745
NET ASSETS	$447,115,353
COMPOSITION OF NET ASSETS:
Paid-in capital	$457,012,059
Distributions in excess of net investment income	(16,313)
Accumulated net realized loss on investments and futures contracts	(6,567,091)
Net unrealized depreciation on investments and futures contracts	(3,313,302)
Net Assets	$447,115,353
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	27,225,128
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.42

See Notes to Financial Statements.	29

Statement of Operations

For the Year Ended December 31, 2016

Investment income:
Interest and other	$11,776,705
Total investment income	11,776,705
Expenses:
Management fee	1,894,318
Non 12b-1 service fees	1,052,771
Shareholder servicing	449,641
Fund administration	168,384
Professional	53,428
Reports to shareholders	44,967
Custody	18,549
Directors’ fees	14,376
Other	36,771
Gross expenses	3,733,205
Expense reductions (See Note 9)	(1,624)
Fees waived and expenses reimbursed (See Note 3)	(1,037,439)
Net expenses	2,694,142
Net investment income	9,082,563

Net realized and unrealized gain (loss):
Net realized gain on investments	412,908
Net realized loss on futures contracts	(109,574)
Net change in unrealized appreciation/depreciation on investments	6,662,825
Net change in unrealized appreciation/depreciation on futures contracts	23,366
Net realized and unrealized gain	6,989,525
Net Increase in Net Assets Resulting From Operations	$16,072,088

30	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	December 31, 2016	December 31, 2015
Operations:
Net investment income	$9,082,563	$7,790,264
Net realized gain on investments and futures contracts	303,334	1,096,299
Net change in unrealized appreciation/depreciation on investments and futures contracts	6,686,191	(11,971,137)
Net increase (decrease) in net assets resulting from operations	16,072,088	(3,084,574)
Distributions to shareholders from:
Net investment income	(11,678,719)	(10,557,123)
Net realized gain	(1,693,962)	(517,492)
Total distributions to shareholders	(13,372,681)	(11,074,615)
Capital share transactions (See Note 14):
Proceeds from sales of shares	98,161,165	112,443,645
Reinvestment of distributions	13,372,681	11,074,615
Cost of shares reacquired	(57,272,642)	(36,936,737)
Net increase in net assets resulting from capital share transactions	54,261,204	86,581,523
Net increase in net assets	56,960,611	72,422,334
NET ASSETS:
Beginning of year	$390,154,742	$317,732,408
End of year	$447,115,353	$390,154,742
Undistributed (distributions in excess of) net investment income	$(16,313)	$40,752

See Notes to Financial Statements.	31

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2016	$16.25	$0.36	$ 0.31	$ 0.67	$(0.44)	$(0.06)	$(0.50)
12/31/2015	16.85	0.36	(0.47)	(0.11)	(0.47)	(0.02)	(0.49)
12/31/2014	16.22	0.32	0.66	0.98	(0.32)	(0.03)	(0.35)
12/31/2013	16.73	0.29	(0.47)	(0.18)	(0.32)	(0.01)	(0.33)
12/31/2012	16.06	0.31	0.78	1.09	(0.30)	(0.12)	(0.42)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

32	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

		Total
		expenses
Net		after			Net
asset		waivers		Net	assets,	Portfolio
value,	Total	and/or reim-	Total	investment	end of	turnover
end of	return(b)	bursements	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)
$16.42	4.26	0.64	0.89	2.16	$447,115	443.36
16.25	(0.66)	0.64	0.89	2.11	390,155	431.81
16.85	6.08	0.64	0.90	1.87	317,732	466.40
16.22	(1.10)	0.64	0.95	1.74	147,670	625.23
16.73	6.82	0.64	1.16	1.85	50,239	588.93

See Notes to Financial Statements.	33

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Total Return Portfolio (the “Fund”).

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models

34

Notes to Financial Statements (continued)

and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2013 through December 31, 2016. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on futures contracts in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures

35

Notes to Financial Statements (continued)

contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(k)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources

36

Notes to Financial Statements (continued)

independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

For the fiscal year ended December 31, 2016, the effective management fee, net of waivers, was at an annualized rate of .20% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2016 and continuing through April 30, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .64%. This agreement may be terminated only by the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract

37

Notes to Financial Statements (continued)

owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and 2015 was as follows:

	Year Ended	Year Ended
	12/31/2016	12/31/2015
Distributions paid from:
Ordinary income	$13,372,681	$11,074,615
Total distributions paid	$13,372,681	$11,074,615

As of December 31, 2016, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$10,357
Total undistributed earnings	10,357
Temporary differences	(4,583,145)
Unrealized losses – net	(5,323,918)
Total accumulated losses – net	$(9,896,706)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $4,556,475 during fiscal 2016.

As of December 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$506,017,693
Gross unrealized gain	3,490,073
Gross unrealized loss	(8,716,881)
Net unrealized security loss	$(5,226,808)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of premium amortization and wash sales.

38

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized
Investment Income	Loss
$2,539,091	$(2,539,091)

The permanent differences are attributable to the tax treatment of premium amortization, principal paydown gains and losses, certain securities and certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2016 were as follows:

U.S.		Non-U.S.	U.S.		Non-U.S.
Government		Government	Government		Government
Purchases	*	Purchases	Sales	*	Sales
$1,945,905,931		$171,972,548	$1,874,649,460		$120,243,092

*	Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities ( “cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the period ended December 31, 2016, the Fund engaged in cross-trades purchases of $813,952 and sales of $474,154, which resulted in net realized gain of $27,926.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2016 (as described in note 2(g)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2016, the Fund had futures contracts with unrealized appreciation of $54,863 and depreciation of $44,674 which is included in the Schedule of Investments. Only current day’s variation margin is reported within the Fund’s Statement of Assets and Liabilities. Net realized loss of $(109,574) and net change in unrealized appreciation of $23,366 are included on the Statement of Operations related to futures contracts under the captions Net realized gain on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 366.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net

39

Notes to Financial Statements (continued)

settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$658,414	$ –	$658,414
Total	$658,414	$ –	$658,414

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$658,414	$ –	$ –	$(658,414)	$ –
Total	$658,414	$ –	$ –	$(658,414)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2016.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million,

40

Notes to Financial Statements (continued)

or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended December 31, 2016, the Fund did not utilize the Facility.

11.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2016, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise.

The Fund may invest a significant portion of its assets in asset backed securities and mortgage related securities, including those of such government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. The prepayment rate also will affect the price and volatility of these securities. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprises involved, not by the U.S. Government.

The lower-rated or high-yield bonds (also known as “junk” bonds) in which the Fund may invest are subject to greater price fluctuations, as well as additional risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value

41

Notes to Financial Statements (concluded)

of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. The cost of the Fund’s use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing. The Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Shares sold	5,779,565	6,664,833
Reinvestment of distributions	819,226	680,589
Shares reacquired	(3,388,823)	(2,188,823)
Increase	3,209,968	5,156,599

42

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Total Return Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2017

43

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

44

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

45

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

46

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Didier O. Rosenfeld (1976)	Executive Vice President	Elected in 2016	Director of Global Equity, joined Lord Abbett in 2015 and was formerly a Portfolio Manager and Senior Analyst at Cornerstone Capital Management (2014–2015) and Managing Director at State Street Global Advisors (2000–2013).

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

47

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

48

Approval of Advisory Contract

The Board, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the review of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also met with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2016. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-year, three-year and five-year periods. The Board also observed that the Fund’s investment performance was above the investment

49

Approval of Advisory Contract (continued)

performance of the two benchmarks for the one-year, three-year and five-year periods. The Board considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s investment performance was reasonable and supported the continuation of the Agreement.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense levels of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and excluding marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the levels of the management fee, in conjunction with a proposed expense limitation agreement adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than

50

Approval of Advisory Contract (concluded)

investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

51

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information Of the distributions paid to shareholders during the fiscal year ended December 31, 2016, $1,692,157 represents short-term capital gains.

52

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Total Return Portfolio	SFTR-PORT-3 (02/17)

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett
Series Fund—Value Opportunities Portfolio

For the fiscal year ended December 31, 2016

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Supplemental Information to Shareholders

Lord Abbett Series Fund — Value Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2016

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Daria L. Foster Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Value Opportunities Portfolio for the fiscal year ended December 31, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2016, the Fund returned 17.02%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 2500™ Index,1 which returned 17.59% over the same period.

Domestic equity markets (as represented by the S&P 500® Index2) returned 11.96% over the past year. Despite this general move higher, there were significant bouts of volatility within U.S. stock markets, including their worst start to a calendar year on record.

Crude oil prices played a significant role in the increased market volatility, as Brent oil prices fluctuated sharply throughout the fiscal year. In December, the Organization of Petroleum Exporting Countries agreed to reduce oil production effective 2017. Furthermore, global markets were affected by the devaluation of China’s currency and weak economic data out of the region. The Chinese economy advanced at an annual rate of 6.7% in the third quarter of 2016, a slower pace than in recent years.

1

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June to leave the European Union (“Brexit”) was a surprise that caused a sell-off in global markets.

In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. The Federal Reserve (Fed) raised target rates for the second time in 12 months in December, from 0.25%–0.50% to 0.50%–0.75%. U.S. gross domestic product (GDP) grew at a 3.2% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third-quarter personal consumption and federal government spending increased, quarter over quarter. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, finishing at 4.6% in November.

The U.S. presidential election took an unexpected turn as Donald J. Trump was elected president, in contrast to indications from poll numbers before the election. Markets rallied on improved clarity in the U.S. political agenda, with the House and Senate also under Republican control.

Security selection in the consumer discretionary sector, as well as security selection and an underweight in the industrials sector, were main detractors from the Fund’s relative performance during the period. Within the consumer discretionary sector, SeaWorld Entertainment Inc., a theme park and entertainment company, detracted most. Shares of SeaWorld Entertainment fell as the company missed consensus revenue and earnings expectations, largely due to a miss in expected attendance in the second quarter of 2016. AMC Networks Inc., an owner and operator of entertainment businesses and assets, also detracted. Shares of AMC Networks suffered as increased competition and lower-than-expected new show viewership belabored the company.

Within the industrials sector, Snap-On, Inc., a manufacturer of diagnostic and repair solutions, detracted from performance. Snap-On posted strong fourth quarter earnings but faced headwinds from a soft commercial and industrial production market.

Conversely, security selection in the health care and energy sectors contributed to the Fund’s performance relative to the benchmark. Within the health care sector, ExamWorks Group, Inc., a provider of independent medical examinations and medical-related services, contributed most. Shares of ExamWorks increased following the announcement that the company would be acquired by Leonard Green & Partners, L.P. HealthSouth Corp., an owner and operator of inpatient rehabilitation hospitals, also contributed. HealthSouth beat consensus first quarter earnings expectations due to strong growth and free cash flow.

Within the energy sector, Rice Energy, Inc., an independent natural gas and oil

2

company, contributed most. Shares of Rice Energy rose due to increased production and a reduction in costs.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 2500™ Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States-based listed equities.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Funds as of December 31, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2500™ Index and the Russell 2500™ Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2016

	1 Year	5 Years	Life of Class
Class VC2	17.02%	13.85%	11.13%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.

2 The Class VC shares commenced operations on April 23, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/16 – 12/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/16-
	7/1/16	12/31/16	12/31/16
Class VC
Actual	$1,000.00	$1,110.20	$5.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.58

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2016

Sector*	%**
Consumer Discretionary	9.10%
Consumer Staples	1.94%
Energy	4.99%
Financials	22.67%
Health Care	8.42%
Industrials	14.37%
Information Technology	18.33%
Materials	9.11%
Real Estate	5.35%
Telecommunication Services	1.78%
Utilities	3.94%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2016

		Fair
Investments	Shares	Value
COMMON STOCKS 107.13%

Airlines 2.58%
Alaska Air Group, Inc.	119	$10,559

Automobiles 0.95%
Thor Industries, Inc.	39	3,902

Banks 12.15%
Bank of Hawaii Corp.	97	8,603
Chemical Financial Corp.	79	4,279
Citizens Financial Group, Inc.	229	8,159
East West Bancorp, Inc.	154	7,828
First Horizon National Corp.	278	5,563
Webster Financial Corp.	93	5,048
Western Alliance Bancorp*	211	10,278
Total		49,758

Capital Markets 3.15%
Moelis & Co. Class A	144	4,882
Raymond James Financial, Inc.	116	8,035
Total		12,917

Chemicals 2.66%
Ingevity Corp.*	14	768
RPM International, Inc.	91	4,899
Trinseo SA	88	5,218
Total		10,885

Commercial Services & Supplies 3.23%
Herman Miller, Inc.	150	5,130
KAR Auction Services, Inc.	190	8,098
Total		13,228

Communications Equipment 1.62%
ARRIS International plc*	220	6,629

Construction & Engineering 3.69%
AECOM*	249	9,054
Jacobs Engineering Group, Inc.*	106	6,042
Total		15,096
		Fair
Investments	Shares	Value
Containers & Packaging 3.95%
Berry Plastics Group, Inc.*	138	$6,725
Sealed Air Corp.	117	5,305
WestRock Co.	82	4,163
Total		16,193

Diversified Telecommunication Services 1.91%
Zayo Group Holdings, Inc.*	238	7,821

Electrical Equipment 1.48%
Hubbell, Inc.	52	6,068

Electronic Equipment, Instruments & Components 2.38%
Amphenol Corp. Class A	66	4,435
Belden, Inc.	71	5,309
Total		9,744

Energy Equipment & Services 0.93%
Helmerich & Payne, Inc.	49	3,793

Equity Real Estate Investment Trusts 5.73%
Federal Realty Investment Trust	53	7,532
Highwoods Properties, Inc.	122	6,223
Physicians Realty Trust	288	5,461
Retail Opportunity
Investments Corp.	202	4,268
Total		23,484

Food Products 2.07%
Pinnacle Foods, Inc.	159	8,499

Health Care Equipment & Supplies 2.83%
Cooper Cos., Inc. (The)	40	6,997
STERIS plc (United Kingdom)(a)	68	4,583
Total		11,580

Health Care Providers & Services 3.94%
ExamWorks Group, Inc.*	204	7,150
HealthSouth Corp.	218	8,990
Total		16,140

Hotels, Restaurants & Leisure 1.59%
Aramark	182	6,501

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2016

		Fair
Investments	Shares	Value
Household Durables 1.58%
Lennar Corp. Class A	97	$4,164
Newell Brands, Inc.	52	2,322
Total		6,486

Information Technology Services 9.37%
Acxiom Corp.*	260	6,968
Amdocs Ltd.	113	6,582
Booz Allen Hamilton Holding Corp.	260	9,378
Cardtronics plc Class A (United Kingdom)*(a)	77	4,202
Fidelity National Information Services, Inc.	104	7,867
Vantiv, Inc. Class A*	57	3,398
Total		38,395

Insurance 7.91%
Arch Capital Group Ltd.*	124	10,700
Hartford Financial Services Group, Inc. (The)	146	6,957
Markel Corp.*	5	4,523
RenaissanceRe Holdings Ltd.	75	10,216
Total		32,396

Internet Software & Services 1.46%
Akamai Technologies, Inc.*	90	6,001

Life Sciences Tools & Services 1.43%
PerkinElmer, Inc.	112	5,841

Machinery 1.42%
Wabtec Corp.	70	5,811

Media 2.10%
AMC Networks, Inc. Class*	61	3,193
New York Times Co. (The) Class	408	5,426
Total		8,619

Metals & Mining 3.15%
Reliance Steel & Aluminum Co.	104	8,272
United States Steel Corp.	140	4,622
Total		12,894
		Fair
Investments	Shares	Value
Multi-Line Retail 1.01%
Nordstrom, Inc.	86	$4,122

Multi-Utilities 3.22%
Black Hills Corp.	86	5,275
CMS Energy Corp.	190	7,908
Total		13,183

Oil, Gas & Consumable Fuels 4.42%
Carrizo Oil & Gas, Inc.*	83	3,100
Cimarex Energy Co.	38	5,164
EQT Corp.	58	3,793
Rice Energy, Inc.*	283	6,042
Total		18,099

Pharmaceuticals 0.83%
Prestige Brands Holdings, Inc.*	65	3,386

Professional Services 0.54%
Robert Half International, Inc.	45	2,195

Road & Rail 2.46%
Genesee & Wyoming, Inc. Class*	66	4,581
Old Dominion Freight Line, Inc.*	64	5,491
Total		10,072

Semiconductors & Semiconductor Equipment 3.99%
Cypress Semiconductor Corp.	190	2,174
Lam Research Corp.	36	3,806
MACOM Technology Solutions
Holdings, Inc.*	117	5,415
Synaptics, Inc.*	92	4,929
Total		16,324

Software 0.81%
FireEye, Inc.*	278	3,308

Textiles, Apparel & Luxury Goods 2.51%
Ralph Lauren Corp.	39	3,522
Steven Madden Ltd.*	189	6,757
Total		10,279

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2016

		Fair
Investments	Shares	Value
Thrifts & Mortgage Finance 1.07%
Essent Group Ltd.*	136	$4,402

Water Utilities 1.01%
American Water Works Co., Inc.	57	4,124
Total Investments in Common Stock 107.13% (cost $368,288)		438,734
Liabilities in Excess of Cash and Other Assets (7.13)%		(29,194)
Net Assets 100%		$409,540

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Common Stocks
Health Care Providers & Services	$8,990	$–	$7,150	(4)	$16,140
Remaining Industries	422,594	–	–		422,594
Total	$431,584	$–	$7,150		$438,734

(1)	Refer to Note 2(f) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2016.
(4)	Fair valued security utilizing a prior transaction cost without adjustment.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Common Stock
Balance as of January 1, 2016	$–
Accrued discounts/premiums	–
Realized gain (loss)	104
Change in unrealized appreciation/depreciation	1,710
Purchases	–
Sales	(596)
Net transfers in or out of Level 3	5,932
Balance as of December 31, 2016	$7,150

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments in securities, at fair value (cost $368,288)	$438,734
Cash	3,422
Receivables:
From advisor (See Note 3)	3,986
Dividends	679
Prepaid expenses	2
Total assets	446,823
LIABILITIES:
Payables:
Investment securities purchased	1,391
Directors’ fees	41
Fund administration	14
Accrued expenses	35,837
Total liabilities	37,283
NET ASSETS	$409,540
COMPOSITION OF NET ASSETS:
Paid-in capital	$340,072
Undistributed net investment income	252
Accumulated net realized loss on investments	(1,230)
Net unrealized appreciation on investments	70,446
Net Assets	$409,540
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	20,113
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$20.36

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2016

Investment income:
Dividends	$5,273
Total investment income	5,273
Expenses:
Professional	33,943
Reports to shareholders	11,171
Custody	6,399
Management fee	2,788
Shareholder servicing	791
Fund administration	148
Non 12b-1 service fees	24
Directors’ fees	13
Other	1,417
Gross expenses	56,694
Expense reductions (See Note 8)	(1)
Fees waived and expenses reimbursed (See Note 3)	(52,605)
Net expenses	4,088
Net investment income	1,185
Net realized and unrealized gain:
Net realized gain on investments	17,759
Net change in unrealized appreciation/depreciation on investments	41,217
Net realized and unrealized gain	58,976
Net Increase in Net Assets Resulting From Operations	$60,161

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2016	December 31, 2015
Operations:
Net investment income	$1,185	$54
Net realized gain on investments	17,759	16,033
Net change in unrealized appreciation/depreciation on investments	41,217	(25,869)
Net increase (decrease) in net assets resulting from operations	60,161	(9,782)
Distributions to shareholders from:
Net investment income	(897)	(146)
Net realized gain	(23,704)	(12,894)
Total distributions to shareholders	(24,601)	(13,040)
Capital share transactions (See Note 12):
Proceeds from sales of shares	–	3,575
Reinvestment of distributions	24,601	13,040
Cost of shares reacquired	(7,674)	(15,898)
Net increase in net assets resulting from capital share transactions	16,927	717
Net increase (decrease) in net assets	52,487	(22,105)
NET ASSETS:
Beginning of year	$357,053	$379,158
End of year	$409,540	$357,053
Undistributed (distributions in excess of) net investment income	$252	$(35)

12	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:

				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	oper-	investment	realized	distri-
	of period	income(a)	gain (loss)	ations	income	gain	butions
12/31/2016	$18.50	$0.06	$3.09	$3.15	$(0.05)	$(1.24)	$(1.29)
12/31/2015	19.66	– (c)	(0.49)	(0.49)	(0.01)	(0.66)	(0.67)
12/31/2014	21.09	0.02	1.83	1.85	(0.02)	(3.26)	(3.28)
12/31/2013	17.02	0.03	6.56	6.59	(0.09)	(2.43)	(2.52)
12/31/2012	15.38	0.04	1.64	1.68	(0.04)	–	(0.04)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

		Total
		expenses
Net		after
asset		waivers		Net	Net	Portfolio
value,	Total	and/or	Total	investment	assets, end	turnover
end of	return(b)	reimbursements	expenses	income	of period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)
$20.36	17.02	1.10	15.24	0.32	$410	43.18
18.50	(2.53)	1.10	15.21	0.01	357	55.58
19.66	8.92	1.10	14.53	0.10	379	72.37
21.09	38.82	1.10	23.61	0.14	318	65.96
17.02	10.92	1.10	28.69	0.28	229	62.36

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Value Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is long-term capital appreciation. The Fund offers Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2013 through December 31, 2016. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances.

17

Notes to Financial Statements (continued)

The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2016, the effective management fee, net of waivers, was at an annualized rate of .00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2016 and continuing through April 30, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.10%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other

18

Notes to Financial Statements (continued)

administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and 2015 was as follows:

	Year Ended	Year Ended
	12/31/2016	12/31/2015
Distributions paid from:
Ordinary income	$898	$39
Net long-term capital gains	23,703	13,001
Total distributions paid	$24,601	$13,040

As of December 31, 2016, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$293
Total undistributed earnings	293
Temporary differences	(889)
Unrealized gains – net	70,064
Total accumulated gains – net	$69,468

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund’s incurred and will elect to defer post-October capital losses of $848 during fiscal 2016.

As of December 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$368,670
Gross unrealized gain	75,567
Gross unrealized loss	(5,503)
Net unrealized security gain	$70,064

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

19

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$ (1)	$ 47	$ (46)

The permanent differences are attributable to the tax treatment of certain distributions, certain securities, and net investment losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2016 were as follows:

Purchases	Sales
$176,377	$167,667

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2016.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty. As of December 31, 2016, the Fund did not have assets or liabilities subject to the FASB disclosure requirements.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

20

Notes to Financial Statements (concluded)

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2016, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

10.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Small and mid-sized company stocks, in which the Fund invests, may perform differently than the market as a whole and other types of stocks, such as large-company and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Shares sold	–	185
Reinvestment of distributions	1,199	695
Shares reacquired	(389)	(863)
Increase	810	17

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Value Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Value Opportunities Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2017

22

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Company as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

23

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978– 2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Didier O. Rosenfeld (1976)	Executive Vice President	Elected in 2016	Director of Global Equity, joined Lord Abbett in 2015 and was formerly a Portfolio Manager and Senior Analyst at Cornerstone Capital Management (2014– 2015) and Managing Director at State Street Global Advisors (2000– 2013).

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Portfolio Manager, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

27

Approval of Advisory Contract

The Board, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the review of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also met with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2016. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year, three-year and five-year periods. The Board also considered Lord Abbett’s performance and reputation generally, the performance of other Lord

28

Approval of Advisory Contract (continued)

Abbett-managed funds overseen by the Board and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s investment performance was reasonable and supported the continuation of the Agreement.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense levels of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was above the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was not unreasonable in light of the Fund’s small size.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and excluding marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the levels of the management fee, in conjunction with a proposed expense limitation agreement adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that

29

Approval of Advisory Contract (concluded)

the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2016, $23,703, represents long-term capital gains.

31

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Value Opportunities Portfolio	SFVALOPP-PORT-3 (02/17)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2016 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Robert B. Calhoun, Evelyn E. Guernsey, and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2016 and 2015 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2016	2015
Audit Fees {a}	$507,800	$502,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	507,800	502,000

Tax Fees {b}	122,938	122,522
All Other Fees	- 0 -	- 0 -

Total Fees	$630,738	$624,522

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2016 and 2015 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2016 and 2015 were:

	Fiscal year ended:
	2016	2015
All Other Fees {a}	$95,230	$215,031

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2016 and 2015 were:

	Fiscal year ended:
	2016	2015
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: February 15, 2017

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: February 15, 2017

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 15, 2017